UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

Cablevision Systems Corporation

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☐	Fee computed below per Exchange Act Rules 14c-5(g) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Cablevision Systems Corporation

1111 Stewart Avenue, Bethpage, NY 11714-3581

NOTICE OF WRITTEN CONSENT AND APPRAISAL RIGHTS AND INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To our Stockholders:

This notice of action by written consent and of appraisal rights, including the accompanying information statement (the “Information Statement”), is being furnished to the holders of our common stock.

On September 16, 2015, Cablevision Systems Corporation (“Cablevision”) entered into the Agreement and Plan of Merger (the “Merger Agreement”), with Altice N.V. (“Altice”) and Neptune Merger Sub Corp. (“Merger Sub”). The Merger Agreement provides for the acquisition by Altice of Cablevision through the merger of Merger Sub with and into Cablevision, with Cablevision as the surviving corporation (the “Merger”). Upon consummation of the Merger, each share of Cablevision NY Group Class A Common Stock, par value $0.01 per share and Cablevision NY Group Class B Common Stock, par value $0.01 per share (the “Class A Shares” and “Class B Shares”, respectively, and collectively, the “Shares”), issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) will be cancelled and converted automatically into the right to receive $34.90 in cash (the “Per Share Merger Consideration”), without interest, less any applicable withholding taxes. Holders of Class A Shares and holders of Class B Shares will be entitled to receive the same Per Share Merger Consideration of $34.90 in cash per Share upon consummation of the Merger. The Per Share Merger Consideration will not be paid in respect of (i) Shares owned by Cablevision, Altice or any of their respective wholly owned subsidiaries (in each case not held on behalf of third parties in a fiduciary capacity) and (ii) Shares that are owned by stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to Section 262 of the General Corporation Law of the State of Delaware (“DGCL”).

The Per Share Merger Consideration represents a premium of approximately 64.6% to the average closing prices of the Class A Shares over the one year prior to September 15, 2015 and a premium of approximately 22.3% to the closing price of the Class A Shares on September 15, 2015.

Upon consummation of the Merger, you will receive a letter of transmittal and instructions regarding the surrender of your Shares and the receipt of payment for your Shares. Please do not send in the stock certificates evidencing Shares held by you at this time. You should not return your stock certificates to Cablevision, and you should not forward your stock certificates to the paying agent, without a letter of transmittal. The letter of transmittal will include detailed information regarding how you can obtain the Per Share Merger Consideration with respect to your Shares.

The Board of Directors of Cablevision (the “Board of Directors”) has unanimously determined that the Merger and the transactions contemplated by the Merger Agreement are fair to and in the best interests of Cablevision and its stockholders, and approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. The Board of Directors also unanimously resolved that the Merger Agreement be submitted for consideration and adoption by written consent by the Cablevision stockholders, or, if necessary, to the Cablevision stockholders at a special meeting called for such purpose, and recommended that the Cablevision stockholders approve and adopt the Merger Agreement.

The adoption of the Merger Agreement by Cablevision stockholders required the affirmative vote or written consent of stockholders holding in the aggregate Shares representing at least a majority of the voting power of the issued and outstanding Shares, voting together as a single class. On September 16, 2015, holders of Class B Shares representing in excess of a majority of the voting power of the issued and outstanding Shares, voting together as a single class, executed and delivered a written consent in lieu of a meeting pursuant to Section 228 of the DGCL in favor of adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement (the “Written Consent”). As a result, no further action by any Cablevision stockholder is required under applicable law or the Merger Agreement (or otherwise) to adopt the Merger Agreement or approve the Merger. Cablevision is not soliciting your vote for the adoption of the Merger Agreement, and Cablevision will not call a meeting of stockholders for purposes of voting on the adoption of the Merger Agreement.

This notice and the accompanying Information Statement constitute notice to you from Cablevision of the Written Consent executed and delivered on September 16, 2015, as required by Section 228 of the DGCL.

Pursuant to Section 262 of the DGCL, upon consummation of the Merger, subject to compliance with the requirements of Section 262 of the DGCL, holders of Shares, other than any stockholder that executed and delivered the Written Consent, will have the right to seek an appraisal for and be paid the judicially determined fair value of their Shares instead of receiving the Per Share Merger Consideration. The judicially determined fair value pursuant to Section 262 could be greater than, equal to or less than the $34.90 per Share that Cablevision stockholders are entitled to receive in the Merger. To exercise your appraisal rights, you must submit a written demand for appraisal no later than 20 days after the mailing of this notice and accompanying Information Statement, or December 23, 2015, and comply precisely with other procedures set forth in Section 262 of the DGCL, which are summarized in the accompanying Information Statement. If you fail to follow exactly the procedures set forth in Section 262 of the DGCL, you may lose your appraisal rights. A copy of Section 262 of the DGCL is attached to the accompanying Information Statement as Annex E.

This notice and the accompanying Information Statement constitute notice to you from Cablevision of approval of the Merger and the availability of appraisal rights pursuant to Section 262 of the DGCL.

The accompanying Information Statement provides you with detailed information regarding the Merger Agreement and the Merger. A copy of the Merger Agreement is attached as Annex A to the Information Statement. We encourage you to read the entire Information Statement and its annexes, including the Merger Agreement, carefully and in its entirety. You may also obtain additional information about Cablevision from documents we have filed with the Securities and Exchange Commission.

BY ORDER OF THE BOARD OF DIRECTORS,

Charles F. Dolan

Chairman

This Information Statement is dated December 2, 2015 and is first being mailed to stockholders on or about December 3, 2015.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE MERGER, PASSED UPON THE FAIRNESS OF THE MERGER OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURES IN THIS NOTICE OR THE ACCOMPANYING INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

ii

SUMMARY

This summary highlights selected information from this information statement (this “Information Statement”) and may not contain all of the information that is important to you. To understand the merger (the “Merger”) contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 16, 2015, among Altice N.V. (“Altice”), Neptune Merger Sub Corp. (“Merger Sub”) and Cablevision Systems Corporation fully, and for a more complete description of the legal terms of the Merger Agreement, you should carefully read this entire Information Statement, the annexes attached to this Information Statement and the documents referred to or incorporated by reference in this Information Statement. We have included page references in parentheses to direct you to the appropriate place in this Information Statement for a more complete description of the topics presented in this summary. In this Information Statement, the terms “Cablevision”, “we”, “us” and “our” refer to Cablevision Systems Corporation and its subsidiaries, unless context indicates otherwise.

The Parties to the Merger Agreement (page 15)

Cablevision. Cablevision is one of the largest cable operators in the United States based on the number of customers. Cablevision, through its wholly owned subsidiary CSC Holdings, LLC (“CSC Holdings”), owns and operates cable systems and owns companies that provide regional news, local programming, and advertising sales for the cable television industry, provide Ethernet-based data, Internet, voice and video transport and managed services to the business market, and operate a newspaper publishing business. Cablevision’s principal executive offices are located at 1111 Stewart Avenue, Bethpage, NY 11714 and its telephone number is (516) 803-2300. Additional information about Cablevision is included in documents incorporated by reference into this Information Statement and Cablevision’s filings with the Securities and Exchange Commission (“SEC”), copies of which may be obtained without charge by following the instructions in “Where You Can Find More Information” beginning on page 88, below, and on Cablevision’s website, www.cablevision.com.

Altice. Altice is a multinational cable, fiber, telecommunications, content and media company with presence in three regions — Western Europe (comprising France, Belgium, Luxembourg, Portugal and Switzerland), Israel and the Overseas Territories (currently comprising the French Caribbean and the Indian Ocean regions and the Dominican Republic). Altice provides very high speed based services (high quality pay television, fast broadband Internet and fixed line telephony) and, in certain countries, mobile telephony services to residential and corporate customers. Altice’s principal executive offices are located at Prins Bernhardplein 200, 1097 JB Amsterdam, the Netherlands and its telephone number is +31 (0) 20 521 4777. Altice’s website is www.altice.net.

Merger Sub. Merger Sub, incorporated in the State of Delaware, was formed by Altice solely for the purpose of consummating the Merger with Cablevision. Merger Sub is a wholly owned subsidiary of Altice and has not carried on any activities to date, except for activities incidental to its incorporation and activities undertaken in connection with the Merger and the other transactions contemplated by the Merger Agreement. Merger Sub’s principal executive offices are located at Prins Bernhardplein 200, 1097 JB Amsterdam, the Netherlands.

The Merger (page 16)

On September 16, 2015, Cablevision entered into the Merger Agreement with Altice and Merger Sub. Upon the terms and subject to the conditions provided in the Merger Agreement, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), Merger Sub will merge with and into Cablevision (the “Merger”), with Cablevision continuing as the surviving corporation (the “Surviving Corporation”). As a result of the Merger, Cablevision will become a subsidiary of Altice and will no longer be a publicly held corporation, and you, as a holder of Shares, will no longer have any interest in Cablevision’s future earnings. In addition, following the Merger, the Class A Shares will be delisted from the New York Stock Exchange (“NYSE”) and deregistered under the Securities Exchange Act of 1934, as amended (“Exchange Act”) (the Class B Shares are not listed on any stock exchange and are not registered under the Exchange Act), and Cablevision will no longer file periodic reports with the SEC on account of the Shares.

The Per Share Merger Consideration

Upon consummation of the Merger, each share of Cablevision NY Group Class A Common Stock and Cablevision NY Group Class B Common Stock, par value $0.01 per share (the “Class A Shares” and the “Class B Shares”, respectively, and collectively, the “Shares”), issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”), other than (i) Shares owned by Cablevision, Altice or any of their respective wholly owned subsidiaries (in each case not held on behalf of third parties in a fiduciary capacity) and (ii) Shares owned by stockholders who have perfected and not withdrawn a demand for appraisal rights pursuant to Section 262 of the DGCL (the Shares referred to in (i) and (ii), collectively, the “Excluded Shares”), will be cancelled and converted automatically into the right to receive $34.90 in cash (the “Per Share Merger Consideration”), without interest, less any applicable tax withholdings. Holders of Class A Shares and holders of Class B Shares (in each case, other than Excluded Shares) will be entitled to receive the same Per Share Merger Consideration of $34.90 in cash per Share upon consummation of the Merger.

We encourage you to read the Merger Agreement, which is attached as Annex A to this Information Statement, in its entirety as it is the legal document that governs the Merger.

Requisite Stockholder Approval for the Merger

Section 251 of the DGCL requires the adoption of the Merger Agreement by the affirmative vote or written consent of Cablevision stockholders holding in the aggregate Shares representing at least a majority of the voting power of the issued and outstanding Shares voting together as a single class (the “Requisite Stockholder Approval”). On September 16, 2015, the holders of Class B Shares representing in excess of a majority of the voting power of the issued and outstanding Shares, voting together as a single class, executed and delivered a written consent in lieu of a meeting pursuant to Section 228 of the DGCL in favor of adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement (the “Written Consent”). As a result, no further action by any Cablevision stockholder is required under applicable law or the Merger Agreement (or otherwise) to adopt the Merger Agreement or approve the Merger. Cablevision is not soliciting your vote for the adoption of the Merger Agreement, and Cablevision will not call a meeting of stockholders for purposes of voting on the adoption of the Merger Agreement.

When actions are taken by written consent of less than all of the stockholders entitled to vote on a matter, Section 228 of the DGCL requires notice of the action to those stockholders who did not consent in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting. This Information Statement and the accompanying notice constitute notice to you from Cablevision of the Written Consent executed and delivered on September 16, 2015, as required by Section 228 of the DGCL.

Opinions of the Financial Advisors — BofA Merrill Lynch, Guggenheim Securities and PJT Partners (page 24)

Cablevision has retained each of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”), Guggenheim Securities, LLC (“Guggenheim Securities”) and PJT Partners LP (“PJT Partners”) as a financial advisor (each, a “Financial Advisor” and, collectively, the “Financial Advisors”) to advise the Board of Directors of Cablevision (the “Board of Directors”) in connection with the Merger. At the meeting of the Board of Directors held on September 16, 2015, the Financial Advisors presented joint materials and each Financial Advisor rendered its respective oral opinion, subsequently confirmed in its respective written opinion dated

September 16, 2015, as to the fairness, from a financial point of view and as of the date of the opinion, of the Per Share Merger Consideration to be received by holders of Shares, taken in the aggregate, to such holders. The full text of the written opinions of each of BofA Merrill Lynch, Guggenheim Securities and PJT Partners, which describe, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, are attached as Annexes B, C and D to this Information Statement, respectively, and are incorporated by reference herein in its entirety. Each Financial Advisor provided its opinion to the Board of Directors (in its capacity as such) for the benefit and use of the Board of Directors in connection with and for purposes of its evaluation of the Per Share Merger Consideration to be received by holders of Shares, taken in the aggregate, from a financial point of view, to such holders. The Financial Advisors’ opinions do not express any view or opinion as to the allocation of the aggregate Per Share Merger Consideration among the Class A Shares and the Class B Shares or any other terms or other aspect of the Merger, including, without limitation, the form or structure of the Merger or the financing of the Merger, and no opinion or view was expressed by any of the Financial Advisors as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to Cablevision or in which Cablevision might engage or as to the underlying business decision of Cablevision to proceed with or effect the Merger. The Financial Advisors’ opinions do not constitute a recommendation to any stockholder as to how to act in connection with the Merger or any related matter.

Financing (page 42)

Altice’s obligation to consummate the Merger is not conditioned upon receipt of any financing. Altice expects to finance the Merger and the transactions contemplated by the Merger Agreement with $8.6 billion of new debt at CSC Holdings (in addition to $3.1 billion of existing debt at CSC Holdings and $2.8 billion of existing debt at Cablevision, which will be rolled over) (the “Debt Financing”), cash on hand at Cablevision and $3.3 billion of cash from Altice and the Co-Investors (as defined below). Altice has also obtained commitments to underwrite or place up to an aggregate amount of $3.3 billion in ordinary shares A or equity-linked securities at a price to be determined (the “Equity Financing” and, together with the Debt Financing, the “Financing”). A more detailed description of the Financing is provided in “The Merger — Financing” beginning on page 42, below.

Recent Developments in Altice’s Financing (Page 43)

At the date of the filing of this Information Statement, (i) Neptune Finco Corp., an indirect subsidiary of Altice incorporated for the purposes of the Merger, has (a) completed its bond offering in connection with the Debt Financing, the proceeds (in aggregate amount of $4.8 billion) of which are being held in segregated escrow accounts pending completion of the Merger and (b) borrowed $3.8 billion under a senior secured term loan facility, which funds are also being held in a segregated escrow account pending completion of the Merger and (ii) Altice has also has raised approximately €1.6 billion by way of an issuance of 69,997,600 ordinary shares A and 24,825,602 ordinary shares B (“the Equity Raise”), the proceeds of which have been deposited into a segregated account pending completion of the Merger.

In addition, on October 27, 2015, Altice announced that funds advised by BC Partners (“BCP”) and Canada Pension Plan Investment Board (“CPPIB” and together with BCP, the “Co-Investors”) have entered into a definitive agreement to acquire 30% of the equity of Cablevision Systems Corporation for approximately $1.0 billion (the “Co-Investment”). See also “The Merger — Recent Developments in Altice’s Financing” beginning on page 43, below.

Interests of Cablevision’s Directors and Officers in the Merger (page 44)

You should be aware that Cablevision’s executive officers and directors have interests in the Merger that may be different from, or in addition to, the interests of the stockholders of Cablevision generally. The Board of Directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests are described below in “The Merger — Interests of Cablevision’s Directors and Officers in the Merger” beginning on page  44, below.

Litigation Related to the Merger (page 49)

On September 24, 2015, purported stockholders of Cablevision filed two putative class action lawsuits against Cablevision and each member of the Board of Directors and Altice and Merger Sub, in the Court of Chancery of the State of Delaware, captioned Arnold Wandel, Individually and on Behalf of All Others Similarly Situated v. Cablevision Systems Corp., et al., Case No. 11539, and James R. Gould, Jr., On Behalf of Himself and All Others Similarly Situated v. Cablevisions Systems Corporation, et al., Case No. 11541.

For more detailed information regarding litigation relating to the Merger, see “The Merger — Litigation Related to the Merger” beginning on page 49, below.

Delisting and Deregistration of the Shares (page 49)

If the Merger is consummated, the Class A Shares will be delisted from the NYSE and deregistered under the Exchange Act (the Class B Shares are not listed on any stock exchange and are not registered under the Exchange Act), and Cablevision will no longer file periodic reports with the SEC on account of any of the Shares.

Material United States Federal Income Tax Consequences of the Merger (page 49)

The receipt of cash by you in exchange for your Shares after the Effective Time of the Merger pursuant to the terms of the Merger Agreement will be a taxable transaction for U.S. federal income tax purposes if you are a United States Holder (as defined in the section entitled “The Merger — Material United States Federal Income Tax Consequences of the Merger” beginning on page 49, below). In general, you will recognize gain or loss equal to the difference between your adjusted tax basis in your Shares converted into the right to receive cash in the Merger and the amount of cash you receive for such Shares. If you are a United States Holder and you hold your Shares as a capital asset, the gain or loss that you recognize will be a capital gain or loss and will be treated as a long-term capital gain or loss if you have held such Shares for more than one year at the time of the Merger. You should consult your tax advisor about the particular tax consequences to you of the Merger or exercising appraisal rights (including the application and effect of any U.S. federal estate and gift, state, local and other tax laws). See “The Merger — Material United States Federal Income Tax Consequences of the Merger” beginning on page 49, below, for a discussion of the material U.S. federal income tax consequences of exchanging Shares in the Merger.

Regulatory Approvals (page 51)

To consummate the Merger, the parties must make filings with and obtain authorizations, approvals or consents from certain governmental authorities. The Merger cannot be consummated until (i) any required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) has expired or been terminated, (ii) the Federal Communications Commission (“FCC”) has adopted and released an order granting any required consent to the transfer of control of any licenses held by Cablevision or its subsidiaries to Altice, (iii) the Committee on Foreign Investment in the United States (“CFIUS”) has determined that it has concluded action and there are no unresolved national security concerns, or, if CFIUS has sent a report to the President of the United States requesting the President’s decision with respect to the Merger and the other transactions contemplated by the Merger Agreement, then (x) the President shall have announced a decision not to take any action to suspend or prohibit the transactions contemplated by the Merger Agreement or (y) having received a report from CFIUS requesting the President’s decision, the President shall not have taken any action after 15 days from the date the President received such report from CFIUS, (iv) authorizations of certain state and local public utilities commissions and franchise authorities have been received, and (v) no law or order prohibits consummation of the Merger, as described in more detail in the sections entitled “The Merger — Regulatory Approvals” beginning on page 51, below, and “The Merger Agreement — Conditions to Consummation of the Merger” beginning on page 67, below.

On October 7, 2015, Altice (on behalf of its ultimate parent, Patrick Drahi) and Cablevision submitted their respective Notification and Report Forms under the HSR Act, triggering a 30-calendar-day waiting period expiring on November 6, 2015, unless otherwise extended or earlier terminated. On November 4, 2015, Altice and Cablevision were notified that early termination of the waiting period under the HSR Act had been granted. On October 14, 2015, Altice and Cablevision filed applications with the FCC to obtain an order granting any required consent to the transfer of control of any licenses held by Cablevision and its subsidiaries to Altice. On November 2, 2015, Altice and Cablevision filed applications with certain local franchise authorities to obtain their consent to the Merger. On November 4, 2015 and November 5, 2015, Altice and Cablevision filed applications with certain state public utilities commissions and franchise authorities to obtain their consent to the Merger. Cablevision currently expects that a CFIUS filing will be made in due course. For additional information, including the current status of regulatory approvals, see “The Merger — Regulatory Approvals” beginning on page  51.

The Merger Agreement (page 53)

Treatment of Shares and Long-Term Incentive Awards (page 54)

•	Common Stock. At the Effective Time, each Share issued and outstanding immediately prior to the Effective Time (other than Excluded Shares) will be converted into the right to receive from Altice the Per Share Merger Consideration, without interest, less any applicable withholding taxes. By virtue of the Merger, each Excluded Share will be cancelled without payment and will cease to exist, subject to any appraisal rights the holder thereof may have under the DGCL, as described in the section “Appraisal Rights” beginning on page 73, below.

•	Cablevision Options. At the Effective Time, each outstanding option (each, a “Cablevision Option”) will, whether vested or unvested, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and converted into a right to receive, as soon as reasonably practicable after the Effective Time (but in no event later than three business days thereafter), an amount in cash equal to the product obtained by multiplying (x) the number of Shares subject to the Cablevision Option, by (y) the excess, if any, of the Per Share Merger Consideration over the applicable exercise price per Share of such Cablevision Option, without interest, less any applicable tax withholdings. Each Cablevision Option with an exercise price that is equal to or greater than the Per Share Merger Consideration will be cancelled at the Effective Time for no consideration or payment to the holder thereof.

•	Cablevision Restricted Shares. At the Effective Time, any vesting conditions applicable to each restricted stock award (each, a “Cablevision Restricted Share”) will, by virtue of the Merger and without any action on the part of the holder thereof, accelerate in full, and any performance conditions applicable to such Cablevision Restricted Share will be deemed achieved as provided in the applicable award agreements, and the Cablevision Restricted Share will be cancelled and converted into a right to receive, as soon as reasonably practicable after the Effective Time (but in no event later than three business days thereafter), an amount in cash equal to the Per Share Merger Consideration, without interest, less any applicable tax withholdings.

•	Cablevision Performance Restricted Stock Units. At the Effective Time, each outstanding performance restricted stock unit (each, a “Cablevision Performance RSU”) will, by virtue of the Merger and without any action on the part of the holder thereof, become immediately vested at the target level of performance as provided in the applicable award agreements, and be cancelled and converted into the right to receive, as soon as reasonably practicable after the Effective Time (but in no event later than three business days thereafter), an amount in cash equal to the product obtained by multiplying (x) the number of Shares subject to the vested Cablevision Performance RSU, by (y) the Per Share Merger Consideration, without interest, less any applicable tax withholdings. However, if any Cablevision Performance RSUs constitute nonqualified deferred compensation subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and are not permitted to be paid at the Effective Time without triggering taxes or penalties under that section, such payments will be made at the earliest time permitted under the applicable stock plan and award agreement that will not trigger such taxes or penalties.

•	Cablevision Cash Performance Awards. At the Effective Time, each outstanding cash performance award (each, a “Cablevision Cash Performance Award”) will, by virtue of the Merger and without any action on the part of the holder thereof, become immediately vested at the target level of performance as provided in the applicable award agreements, and such vested Cablevision Cash Performance Award will be paid to the holder, without interest and less any applicable tax withholdings, as soon as reasonably practicable after the Effective Time (but in no event later than three business days thereafter); provided that (i) Cablevision Cash Performance Awards with a performance period ending on December 31, 2015 will be paid based on the actual performance in accordance with their terms and (ii) Cablevision Cash Performance Awards with a performance period ending on December 31, 2016 will be paid based on the actual performance level through June 30, 2015 (which is 136.2% of the target level).

•	Cablevision Director Restricted Stock Units. At the Effective Time, each outstanding restricted stock unit held by Cablevision’s current and former non-employee directors (each, a “Cablevision Director RSU” and, together with the Cablevision Options, Cablevision Restricted Shares and Cablevision Performance RSUs, the “Cablevision Equity Awards”), will, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and converted into a right to receive, as soon as reasonably practicable after the Effective Time (but in no event later than three business days thereafter), an amount in cash equal to the product obtained by multiplying (x) the number of Shares subject to the Cablevision Director RSU by (y) the Per Share Merger Consideration, without interest. However, if any Cablevision Director RSUs constitute nonqualified deferred compensation subject to Section 409A of the Code and are not permitted to be paid at the Effective Time without triggering taxes or penalties under that section, such payments will be made at the earliest time permitted under the applicable stock plan and award agreement that will not trigger such taxes or penalties.

•	Dividends and Dividend Equivalent Payments. Any dividend or dividend equivalent rights accrued under any Cablevision Equity Award will be paid at the same time as the Cablevision Equity Award is paid in connection with the Merger.

Surrender and Payment Procedures (page 55)

Prior to the Effective Time, Altice will appoint, with Cablevision’s consent, the paying agent for the purpose of exchanging Shares for the Per Share Merger Consideration. Altice will deposit, or cause to be deposited, with the paying agent an amount in cash in immediately available funds equal to the aggregate Per Share Merger Consideration to be held in trust for the benefit of the holders of Shares.

Promptly after the Effective Time, and in any event within three business days, Altice will send (or cause the paying agent to send) to each holder of Shares (other than Excluded Shares) (i) a letter of transmittal for effecting the surrender of book-entry Shares or certificates, which will specify that delivery will be effected, and risk of loss and title will pass, with respect to book-entry Shares, only upon delivery of an “agent’s message” regarding the book-entry transfer of book-entry Shares (or such other evidence, if any, of the transfer as the paying agent may reasonably request), and with respect to certificates, only upon delivery of the certificates (or affidavits of loss in lieu thereof), and (ii) instructions for effecting the surrender of book-entry Shares or certificates (or affidavits of loss in lieu thereof) to the paying agent.

Upon consummation of the Merger, you will receive a letter of transmittal and instructions regarding the surrender of your Shares and the receipt of payment for your Shares. Please do not send in the stock certificates evidencing Shares held by you at this time. You should not return your stock certificates to Cablevision, and you should not forward your stock certificates to the paying agent, without a letter of transmittal. The letter of transmittal will include detailed information regarding how you can obtain the Per Share Merger Consideration with respect to your Shares. See “The Merger Agreement — Surrender and Payment Procedures” beginning on page 55, below.

Non-Solicitation of Acquisition Proposals; Change of Recommendation of the Board of Directors (page 62)

The Merger Agreement includes customary covenants prohibiting Cablevision from, among other things, soliciting alternative acquisition proposals and prohibiting the Board of Directors from changing its recommendation of the Merger to the Cablevision stockholders, subject to customary fiduciary out provisions that fall away once the Requisite Stockholder Approval has been obtained. As a result of the execution and delivery of the Written Consent on September 16, 2015, the Requisite Stockholder Approval has been obtained, the fiduciary out provisions have expired in accordance with the terms of the Merger Agreement and the Board of Directors has no further ability to change its recommendation or to terminate the Merger Agreement pursuant to the fiduciary out provisions of the Merger Agreement, including to accept an alternative acquisition proposal. See “The Merger Agreement — Non-Solicitation of Acquisition Proposals; Change of Recommendation of the Board of Directors” beginning on page 62, below.

Conditions to Consummation of the Merger (page 67)

The respective obligations of Cablevision, Altice and Merger Sub to consummate the Merger are subject to the satisfaction or waiver of certain customary conditions, including receipt of certain regulatory approvals, the absence of any legal prohibitions, the accuracy of the representations and warranties of the parties and compliance by the parties with their respective obligations under the Merger Agreement. See “The Merger Agreement — Conditions to Consummation of the Merger” beginning on page 67, below.

Termination of the Merger Agreement (page 68)

The Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time of the Merger in the following circumstances (as more particularly described in the section “The Merger Agreement — Termination of the Merger Agreement” beginning on page 68, below):

•	by the mutual written consent of Cablevision and Altice;

•	by Altice or Cablevision if the Merger is not consummated prior to September 16, 2016, subject to extension under certain circumstances to December 16, 2016;

•	by Altice or Cablevision if any law or order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger has become final and non-appealable;

•	by Cablevision, if Altice or Merger Sub breaches the Merger Agreement such that the closing conditions under the Merger Agreement would not be satisfied, and the breach remains uncured until the earlier of 30 days after notice of the breach and the Termination Date (as defined in the section entitled “The Merger Agreement — Termination of the Merger Agreement” beginning on page 68, below);

•	by Cablevision, in certain circumstances in connection with a failure of Altice’s Debt Financing or Equity Financing (including any alternative financing); or

•	by Altice, if Cablevision has breached the Merger Agreement, such that the closing conditions under the Merger Agreement would not be satisfied, and the breach remains uncured until the earlier of 30 days after notice of the breach and the Termination Date (as defined in the section entitled “The Merger Agreement — Termination of the Merger Agreement” beginning on page 68, below).

The Merger Agreement also includes several provisions pursuant to which the parties may terminate the Merger Agreement that expired following receipt of the Requisite Stockholder Approval and upon execution and delivery of the Written Consent on September 16, 2015, as more particularly described in the section “The Merger Agreement — Termination of the Merger Agreement” beginning on page 68, below.

Termination Fees (page 69)

In certain circumstances, in the event the Merger Agreement is terminated, Cablevision has agreed to pay a termination fee of $280 million to Altice. Following execution and delivery of the Written Consent on September 16, 2015, however, there are no provisions in the Merger Agreement pursuant to which the Merger Agreement can be terminated that would require Cablevision to pay the termination fee.

If the Merger Agreement is terminated by Cablevision due to Altice’s failure to consummate the Merger in connection with a failure of either the Debt Financing or Equity Financing (including any alternative financing), then Altice has agreed to pay to Cablevision a termination fee of $560 million. This termination fee will be Cablevision’s sole and exclusive remedy for monetary damages under the Merger Agreement, except for any liability or damages resulting from any knowing and intentional breach of the Merger Agreement by Altice. See “The Merger Agreement — Termination Fees” beginning on page 69, below.

Remedies (page 70)

In the event that the Merger Agreement is terminated under circumstances in which the termination fee is paid by Altice, the termination fee will be Cablevision’s sole and exclusive remedy for monetary damages. However, neither the termination of the Merger Agreement nor the payment of the termination fee relieves any party of any liability for knowing and intentional breach of the Merger Agreement. Both parties are entitled to specific performance, except that Cablevision will not have a right to specific performance to enforce Altice’s and Merger Sub’s obligations to consummate the Merger under certain circumstances when the Equity Financing or the Debt Financing (including any alternative financing) is not available to Altice. See “The Merger Agreement — Remedies” beginning on page 70, below.

Written Consent (page 71)

On September 16, 2015, the holders of Class B Shares representing in excess of a majority of the voting power of the issued and outstanding Shares, voting together as a single class, executed and delivered the Written Consent. As a result, no further action by any of Cablevision’s stockholders is required under applicable law or the Merger Agreement (or otherwise) to adopt the Merger Agreement or approve the Merger. Cablevision is not soliciting your vote for the adoption of the Merger Agreement, and Cablevision will not call a meeting of stockholders for purposes of voting on the adoption of the Merger Agreement.

When actions are taken by written consent of less than all of the stockholders entitled to vote on a matter, Section 228 of the DGCL requires notice of the action to those stockholders who did not consent in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting. This Information Statement and the accompanying notice constitute notice to you from Cablevision of the Written Consent executed and delivered on September 16, 2015, as required by Section 228 of the DGCL. See “Written Consent” beginning on page 71, below.

Appraisal Rights (page 73 and Annex E)

Pursuant to Section 262 of the DGCL, upon consummation of the Merger, subject to compliance with the requirements of Section 262 of the DGCL, holders of Shares, other than any stockholder that executed and delivered the Written Consent, will have the right to seek an appraisal for and be paid the judicially determined fair value of their Shares. The judicially determined fair value pursuant to Section 262 could be greater than, equal to or less than the $34.90 per Share that Cablevision’s stockholders are entitled to receive in the Merger. To exercise your appraisal rights, you must submit a written demand for appraisal on or prior to December 23, 2015, which is the date that is 20 days following the mailing of this Information Statement, and otherwise comply precisely with the procedures set forth in Section 262 of the DGCL for exercising appraisal rights. If you fail to follow exactly the procedures set forth in Section 262 of the DGCL, you may lose your appraisal rights. For a summary of these procedures, see the section entitled “Appraisal Rights” beginning on page 73, below. A copy of Section 262 of the DGCL is attached to this Information Statement as Annex  E.

Market Price of the Class A Shares (page 72)

The Class A Shares are listed on the NYSE under the trading symbol “CVC”. The Class B Shares are not publicly traded or listed on any stock exchange, although Class B Shares may be converted into Class A Shares at the option of the holder on a share-for-share basis in accordance with the provisions of Cablevision’s certificate of incorporation. The closing price of the Class A Shares on the NYSE on September 16, 2015, the last trading day prior to the public announcement of the execution of the Merger Agreement, was $28.54 per share.

On December 1, 2015, the most recent practicable date before this Information Statement was mailed to Cablevision’s stockholders, the closing price for the Class A Shares on the NYSE was $30.58 per Share. For more information regarding the market price of the Class A Shares, see “Market Price of the Class A Shares” beginning on page 72, below.

QUESTIONS AND ANSWERS ABOUT THE MERGER

The following questions and answers are intended to briefly address commonly asked questions as they pertain to the Merger Agreement and the Merger. These questions and answers may not address all questions that may be important to you as a Cablevision stockholder. Please refer to the “Summary” beginning on page 1 and the more detailed information contained elsewhere in this Information Statement, the annexes to this Information Statement and the documents referred to or incorporated by reference in this Information Statement, each of which you should read carefully. You may obtain information incorporated by reference in this Information Statement without charge by following the instructions in “Where You Can Find More Information” beginning on page 88, below.

Q:	What is the proposed Merger and what are the reasons for it?

A:	The proposed Merger is the acquisition of Cablevision by Altice pursuant to the Merger Agreement. Once the closing conditions under the Merger Agreement have been satisfied or waived and subject to the other terms and conditions in the Merger Agreement, Merger Sub will merge with and into Cablevision, which will be the Surviving Corporation in the Merger. As a result of the Merger, Cablevision will become a subsidiary of Altice and will no longer be a publicly held corporation, and you, as a holder of Shares, will no longer have any interest in Cablevision’s future earnings. In addition, following the Merger, the Class A Shares will be delisted from the NYSE and deregistered under the Exchange Act (the Class B Shares are not listed on any stock exchange and are not registered under the Exchange Act), and Cablevision will no longer file periodic reports with the SEC on account of the Shares. The reasons for the Merger are discussed in more detail in “The Merger — Reasons for the Merger” beginning on page 20, below.

Q:	What will I receive in the Merger?

A:	Upon consummation of the Merger, you will receive $34.90 in cash, without interest, less any required withholding taxes, for each Share that you own, unless you properly exercise, and do not withdraw or fail to perfect, appraisal rights pursuant to Section 262 of the DGCL. For example, pursuant to the Merger Agreement, if you own 100 Shares, you will receive $3,490 in cash in exchange for your Shares, without interest, less any required withholding taxes. You will not own shares in Cablevision, Merger Sub or Altice following the Merger.

Q:	Are the holders of Class B Shares receiving the same consideration per Share in the Merger as the holders of Class A Shares?

A:	Yes. Upon consummation of the Merger, each Class A Share and each Class B Share issued and outstanding prior to the Effective Time, other than Excluded Shares, will be cancelled and converted into the right to receive the same Per Share Merger Consideration of $34.90 per Share in cash, without interest, less any required withholding taxes.

Q:	When do you expect the Merger to be consummated?

A:	Cablevision is working to consummate the Merger as quickly as possible. Cablevision currently expects to consummate the Merger promptly after all of the conditions to the Merger have been satisfied or waived and subject to the other terms and conditions in the Merger Agreement. Assuming timely receipt of required regulatory approvals and satisfaction of other closing conditions, Cablevision anticipates that the Merger will be consummated in the first half of 2016, although Cablevision cannot assure consummation by any particular date, if at all.

Q:	What happens if the Merger is not consummated?

A:	If the Merger is not consummated for any reason, Cablevision stockholders will not receive any payment for their Shares in connection with the Merger. Instead, Cablevision will remain a publicly traded company and the Class A Shares will continue to be quoted on the NYSE. The Class B Shares are not listed on any stock exchange and are not registered under the Exchange Act . Under specified circumstances, Altice may be required to pay Cablevision a termination fee with respect to the termination of the Merger Agreement, as described under “The Merger Agreement — Termination Fees” beginning on page 69, below.

Q:	Why am I not being asked to vote on the Merger?

A:	Section 251 of the DGCL requires the adoption of the Merger Agreement by the affirmative vote or written consent of Cablevision stockholders holding in the aggregate Shares representing at least a majority of the voting power of the issued and outstanding Shares, voting together as a single class, which we refer to in this Information Statement as the “Requisite Stockholder Approval”. On September 16, 2015, holders of Class B Shares, representing in excess of a majority of the voting power of the issued and outstanding Shares voting together as a single class, executed and delivered a written consent in lieu of a meeting pursuant to Section 228 of the DGCL in favor of adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement, which we refer to in this Information Statement as the “Written Consent”. As a result, no further action by any of Cablevision stockholders is required under applicable law or the Merger Agreement (or otherwise) to adopt the Merger Agreement or approve the Merger. Cablevision is not soliciting your vote for the adoption of the Merger Agreement, and Cablevision will not call a meeting of stockholders for purposes of voting on the adoption of the Merger Agreement. Cablevision is not asking you for a proxy, and you are requested not to send Cablevision a proxy.

Q:	Why did I receive this Information Statement?

A:	Applicable laws and securities regulations require Cablevision to provide you with notice of the Written Consent, as well as other information regarding the Merger, even though your vote or consent is neither required nor requested to adopt or authorize the Merger Agreement or to consummate the Merger. This Information Statement and the accompanying notice also constitute notice to you from Cablevision of the Written Consent executed and delivered on September 16, 2015, as required pursuant to Section 228 of the DGCL and of the approval of the Merger and availability of appraisal rights pursuant to Section 262 of the DGCL. A copy of Section 262 of the DGCL is attached to this Information Statement as Annex E.

Q:	Did the Board approve and recommend the Merger Agreement?

A:	Yes. The Board of Directors has unanimously determined that the Merger and the transactions contemplated by the Merger Agreement are fair to and in the best interests of Cablevision and its stockholders, and approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. The Board of Directors also unanimously resolved that the Merger Agreement be submitted for consideration and adoption by written consent by the Cablevision stockholders, or, if necessary, to the Cablevision stockholders at a special meeting called for such purpose, and recommended that the Cablevision stockholders approve and adopt the Merger Agreement.

Q:	What happens if I sell my Shares before consummation of the Merger?

A:	If you transfer your Shares, you will have transferred the right to receive the Per Share Merger Consideration in the Merger with respect to the transferred Shares. To receive the Per Share Merger Consideration, you must hold your Shares through consummation of the Merger.

Prior to the consummation of the Merger, Cablevision may, in its sole discretion from time to time, waive the standstill provision of the Confidentiality Agreement (as such term is defined in the section entitled “The Merger — Background of the Merger” beginning on page 16, below) to permit Altice, subject to applicable securities and other laws, to purchase Class A Shares, in privately negotiated transactions at negotiated prices or in the open market at prevailing market prices, which prices may be less than the Per Share Merger Consideration of $34.90 per share.

In addition, members of the controlling stockholder group may, from time to time in their sole discretion subject to applicable securities and other laws, purchase Shares, including Class A Shares, in privately negotiated transactions at negotiated prices or in the open market at prevailing market prices, which prices may be less than the Per Share Merger Consideration of $34.90 per share.

Q:	Should I send in my Share certificates now?

A:	No. You will be sent a letter of transmittal and instructions after consummation of the Merger, describing how you may exchange your stock certificates representing Shares for the Per Share Merger Consideration. Please do NOT return your stock certificate(s) representing Shares to Cablevision.

If your Shares are held in “street name” through a bank, brokerage firm or other nominee, you should contact your bank, brokerage firm or other nominee for instructions as to how to effect the surrender of your “street name” Shares in exchange for the Per Share Merger Consideration.

Q:	Is the Merger subject to the fulfillment of certain conditions?

A:	Yes. Before the Merger can be consummated, Cablevision, Altice and Merger Sub must fulfill or, if permissible, waive several closing conditions. If these conditions are not satisfied or waived, the Merger will not be consummated. For more information regarding the conditions to consummation of the Merger, see “The Merger Agreement — Conditions to Consummation of the Merger” beginning on page 67, below.

Q:	Am I entitled to exercise appraisal rights instead of receiving the Per Share Merger Consideration for my Shares?

A:	Holders of Shares, other than any stockholder that executed and delivered the Written Consent, have the right to seek an appraisal for and be paid the judicially determined fair value of their Shares instead of receiving the Per Share Merger Consideration. To exercise your appraisal rights, you must comply precisely with the procedures set forth in Section 262 of the DGCL, which are described in this Information Statement in “Appraisal Rights” beginning on page 73, below.

Q:	What happens if a third party makes an offer to acquire Cablevision before the Merger is consummated?

A:	Prior to obtaining the Written Consent, pursuant to and in accordance with the terms of the Merger Agreement, under certain circumstances, the Board of Directors could have discussed, negotiated or approved an unsolicited acquisition proposal from a third party. As a result of the execution and delivery of the Written Consent on September 16, 2015, the Requisite Stockholder Approval has been obtained, and the Board of Directors has no further ability to discuss, negotiate or approve an alternative acquisition proposal. See “The Merger Agreement — Non-Solicitation of Acquisition Proposals; Change of Recommendation of the Board of Directors” beginning on page 62, below.

Q:	Will I owe taxes as a result of the Merger?

A:

The receipt of cash by you in exchange for your Shares after the Effective Time of the Merger pursuant to the terms of the Merger Agreement will be a taxable transaction for U.S. federal income tax purposes if you are a United States Holder (as defined in “The Merger — Material United States Federal Income Tax Consequences of the Merger” beginning on page 49, below). In general, you will recognize gain or loss equal to the difference between your adjusted tax basis in the Shares that you exchange in the Merger and the amount of cash you receive for such Shares. If you are a United States Holder and you hold your Shares as a capital asset, the gain or loss that you recognize will be a capital gain or loss and will be treated as a long-term capital gain or loss if you have held such Shares for more than one year at the time of the Merger.

You should consult your tax advisor about the particular tax consequences to you of exchanging your Shares in the Merger or exercising appraisal rights (including the application and effect of any U.S. federal estate and gift, state, local and other tax laws). See “The Merger — Material United States Federal Income Tax Consequences of the Merger” beginning on page 49, below, for a discussion of the material U.S. federal income tax consequences of exchanging Shares in the Merger.

Q:	Where can I find more information about Cablevision?

A:	Cablevision files periodic reports and other information with the SEC. You may read and copy this information at the SEC’s public reference facilities. Please call the SEC at (800) SEC-0330 for information about these facilities. This information is also available on the website maintained by the SEC at www.sec.gov. For a more detailed description of the available information, please refer to “Where You Can Find More Information” beginning on page 88, below.

Q:	Who can help answer my other questions?

A:	If you have more questions about the Merger, please contact Cablevision’s Investor Relations Department at (516) 803-2270. If your Shares are held in “street name” through a bank, brokerage firm or other nominee, you should contact your bank, brokerage firm or other nominee for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents to which we refer you in this Information Statement contain certain “forward-looking statements” (including “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995) with respect to the financial condition, results of operations and business of Cablevision and certain plans and objectives of the Board of Directors. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “will”, “may”, “should”, “would”, “could” or other words or terms of similar meaning. Such statements are based upon Cablevision’s current beliefs and expectations and are subject to significant risks and uncertainties. Actual results may vary materially from those set forth in the forward-looking statements. Although Cablevision believes the expectations contained in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. Such risks and uncertainties, including risks and uncertainties related to the Merger with Altice and Merger Sub, include, but are not limited to:

•	the expected timing and likelihood of consummation of the pending Merger, including the timing, receipt and terms and conditions of any required governmental approvals;

•	the state of the credit markets generally and the availability of financing;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

•	the risk that the parties may not be able to satisfy the conditions to the proposed Merger in a timely manner or at all;

•	risks related to the disruption of Cablevision management’s time from ongoing business operations due to the proposed Merger;

•	the risk that any announcements relating to the proposed Merger could have adverse effects on the market price of the Shares;

•	the risk that the proposed Merger and its announcement could have an adverse effect on the ability of Cablevision to retain and hire key personnel and maintain relationships with its suppliers and customers, and on its operating results and businesses generally; and

•	other risks detailed in Cablevision’s reports filed with the SEC, including, but not limited to, those described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Cablevision’s annual report on Form 10-K for the year ended December 31, 2014.

We cannot assure you that the actual results or developments we anticipate will be realized or, if realized, that they will have the expected effects on Cablevision’s business or operations. All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this Information Statement and attributable to Cablevision or any person acting on Cablevision’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Cablevision undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information on factors that may affect the business and financial results of Cablevision can be found in the filings Cablevision makes from time to time with the SEC, copies of which may be obtained without charge by following the instructions in “Where You Can Find More Information” beginning on page 88, below. Unless the context otherwise requires, the terms “Cablevision”, “we”, “us” and “our” each refer collectively to Cablevision Systems Corporation and its subsidiaries.

THE PARTIES TO THE MERGER AGREEMENT

Cablevision

Cablevision Systems Corporation

1111 Stewart Avenue

Bethpage, NY 11714

Cablevision is one of the largest cable operators in the United States based on the number of customers. Cablevision, through its wholly owned subsidiary CSC Holdings, LLC (“CSC Holdings”), owns and operates cable systems and owns companies that provide regional news, local programming, and advertising sales for the cable television industry, provide Ethernet-based data, Internet, voice and video transport and managed services to the business market, and operate a newspaper publishing business. Cablevision’s principal executive offices are located at 1111 Stewart Avenue, Bethpage, NY 11714 and its telephone number is (516) 803-2300. Additional information about Cablevision is included in documents incorporated by reference into this Information Statement and Cablevision’s filings with the SEC, copies of which may be obtained without charge by following the instructions provided in the section entitled “Where You Can Find More Information” beginning on page 88, below, and on Cablevision’s website, www.cablevision.com.

Altice

Altice N.V.

Prins Bernhardplein 200

1097 JB Amsterdam

The Netherlands

Altice is a multinational cable, fiber, telecommunications, content and media company with presence in three regions — Western Europe (comprising France, Belgium, Luxembourg, Portugal and Switzerland), Israel and the Overseas Territories (currently comprising the French Caribbean and the Indian Ocean regions and the Dominican Republic). Altice provides very high speed based services (high quality pay television, fast broadband Internet and fixed line telephony) and, in certain countries, mobile telephony services to residential and corporate customers. Altice’s principal executive offices are located at Prins Bernhardplein 200, 1097 JB Amsterdam, the Netherlands and its telephone number is +31 (0)20 521 4777. Altice’s website is www.altice.net.

Merger Sub

Neptune Merger Sub Corp.

Prins Bernhardplein 200

1097 JB Amsterdam

The Netherlands

Merger Sub, incorporated in the State of Delaware, was formed by Altice solely for the purpose of consummating the Merger with Cablevision. Merger Sub is a wholly owned subsidiary of Altice and has not carried on any activities to date, except for activities incidental to its incorporation and activities undertaken in connection with the transactions contemplated by the Merger Agreement. Merger Sub’s principal executive offices are located at Prins Bernhardplein 200, 1097 JB Amsterdam, the Netherlands.

THE MERGER

Background of the Merger

Cablevision management, the Board of Directors and holders of Cablevision’s Class B Shares (such holders, collectively, the “controlling stockholder group”) have regularly considered strategic options for Cablevision’s business and have consistently taken steps to improve stockholder value. During the past five years, Cablevision has engaged in many strategic transactions, including the spin-offs of The Madison Square Garden Company and AMC Networks, Inc. (“AMC”), the acquisition and sale of Bresnan Broadband Holdings, LLC and other acquisitions and dispositions of assets. During this time, Cablevision has had informal discussions regarding other strategic transactions that could have resulted in a change of control.

On May 6, 2015, in the aftermath of the termination of the proposed acquisition of Time Warner Cable, Inc. (“Time Warner Cable”) by Comcast Corporation (the “Comcast/Time Warner Cable transaction”), announced on April 24, 2015, and in response to press reports, James Dolan, the Chief Executive Officer of Cablevision, stated at an industry conference that he believed the New York cable market would benefit from consolidation and indicated that he was open to discussing a deal with other cable operators. In the days following, various media outlets reported on Mr. James Dolan’s statement, many interpreting it to mean that Cablevision was open to a sale involving a change of control. Also in the aftermath of the termination of the Comcast/Time Warner Cable transaction (and prior to Time Warner Cable’s announcement that it had agreed to be acquired by Charter Communications, Inc. on May 26, 2015), various media outlets reported that Altice was considering an acquisition of Time Warner Cable in order to expand further into the U.S. cable market.

On May 20, 2015, Gregg G. Seibert, Vice Chairman of Cablevision, met with Dexter G. Goei, Chief Executive Officer and Executive Director of Altice. Among other things, they discussed Altice’s general interest in cable acquisitions in the U.S. market, but they did not specifically discuss a potential acquisition of Cablevision by Altice.

Because no acquisition of Cablevision could occur without the support of the controlling stockholder group, on June 18, 2015, Mr. Seibert met with Mr. James Dolan, Charles F. Dolan, the Chairman of the Board of Directors and founder of Cablevision, and certain other members of the controlling stockholder group, and discussed strategic alternatives for Cablevision, including, in light of Altice’s apparent desire for additional U.S. cable acquisitions, the possibility of a transaction in which Altice would acquire Cablevision. At that meeting, members of the controlling stockholder group indicated that they would support Mr. Seibert, on behalf of Cablevision, having a discussion with Altice to assess the feasibility of an all cash acquisition of Cablevision at a price per Share in the $30s.

On June 26, 2015, Mr. Seibert met with Mr. Goei, and informed him that under the right circumstances he believed that Cablevision and the controlling stockholder group might be willing to consider a potential transaction with Altice. Mr. Seibert indicated that he believed such a transaction would have to be a fully financed, all cash transaction with a price in the $30s and would potentially involve a spin-off of Cablevision’s local media businesses, including Newsday, News 12 Networks LLC (“News 12 Networks”) and Cablevision Media Sales, to its stockholders. At that meeting, Mr. Goei informed Mr. Seibert that it was important to Altice that it receive, as part of any transaction, a commitment from the controlling stockholder group to vote its Class B Shares in favor of any acquisition of Cablevision by Altice.

Over several calls in the first half of July, 2015, Mr. Seibert and Mr. Goei discussed aspects of a potential acquisition of Cablevision by Altice, including the need for transaction certainty by both companies and a timetable for in-person discussions and due diligence.

On July 10, 2015, The Wall Street Journal reported that Patrick Drahi, Chairman of Altice, had stated in an interview that he would be interested in pursuing firms like Cox Communications and Cablevision. Also, at this time, various analyst reports were published regarding potential industry consolidation, including industry consolidation involving Cablevision.

On July 28, 2015, Cablevision and Altice executed a confidentiality agreement (the “Confidentiality Agreement”) with respect to a possible transaction involving the two companies. That same day, representatives of Cablevision and Altice, including Brian Sweeney, President and Chief Financial Officer of Cablevision, Mr. Seibert and Mr. Goei, met to review a presentation prepared by Cablevision describing Cablevision’s various businesses. This meeting was followed by a number of due diligence calls between representatives of the two companies.

During early-to-mid August, 2015, representatives of Cablevision and Altice continued to discuss Altice’s potential acquisition of Cablevision, including due diligence and next steps. Mr. Seibert and Mr. Goei arranged a meeting between Mr. James Dolan and Mr. Drahi for August 27, 2015.

On August 27, 2015 Mr. James Dolan, Mr. Seibert, Mr. Goei and Mr. Drahi met to discuss a potential transaction. After a broad discussion of both companies’ respective businesses, Mr. Drahi asked Mr. James Dolan what price would be required for Cablevision to agree to be acquired by Altice. Mr. James Dolan indicated that a transaction with a price of $35 per Share in cash and the spin-off of Cablevision’s local media businesses to Cablevision’s stockholders would be acceptable from his perspective, subject to approval by the Board of Directors and the controlling stockholder group. Mr. Drahi indicated a desire for Cablevision to consider accepting a portion of the purchase price in Altice securities. Representatives of Cablevision management indicated that Cablevision was seeking an all cash transaction but would look at a proposed transaction in its entirety. Mr. Drahi also indicated that Altice would prefer to acquire News 12 Networks and that News 12 Networks should be part of any transaction. Both Cablevision and Altice management representatives indicated that transaction certainty was important to both sides. They discussed that the controlling stockholder group could provide Altice with such certainty through a written consent approving the transaction, and that Altice could provide Cablevision and the controlling stockholder group a significant level of certainty by securing committed financing. The parties agreed to continue their discussions and, after discussing schedules, agreed to target September 16, 2015 as a date for announcement of a transaction, if an agreement could be reached.

Over the next week, Mr. Seibert and Mr. Goei had multiple telephone discussions about the potential transaction, including discussions around price, the spin-off of the local media businesses, financing and due diligence.

On September 5, 2015, Altice arranged a conference call with representatives from Cablevision and J.P. Morgan, Altice’s lead financing bank. On that conference call, J.P. Morgan provided an overview of Altice’s proposed financing arrangements for an acquisition of Cablevision.

On September 7, 2015, Mr. James Dolan, Mr. Charles Dolan and other members of the controlling stockholder group and representatives of Cablevision met with Mr. Drahi and other representatives of Altice to discuss Cablevision’s various businesses, including the local media businesses.

During the two days leading up to the September 7, 2015 meeting and the two weeks thereafter, Mr. Seibert and Mr. Goei spoke periodically by telephone and continued to discuss process for progressing diligence, contract negotiations and other terms of a potential transaction, including price, and discussed a potential timeline to announcement of the transaction. Also around this time, Mr. Seibert indicated that Cablevision would no longer insist on a spin-off of the local media businesses if Altice could reach the $35 per Share price, agree to certain merger agreement provisions and provide assurances in the merger agreement regarding the continued operation of News 12 Networks. Mr. Seibert and Mr. Goei further agreed to schedule a dinner between Mr. Charles Dolan, Mr. Drahi and other representatives of both companies for September 14, 2015.

The Board of Directors met on September 8, 2015, with representatives of Cablevision management and Sullivan & Cromwell LLP (“Sullivan & Cromwell”) in attendance, in order to update the Board of Directors regarding the potential transaction with Altice. At this meeting, Mr. Charles Dolan informed the Board of Directors that Altice had indicated its intent to make an all cash offer at a significant premium over the current market price for the Shares, and that, subject to the approval of the Board of Directors, the controlling stockholder group would be prepared to support the offer if Altice agreed to a transaction at a price of $35 per Share. The Board of Directors was informed that the controlling stockholder group would not seek to receive any greater or different consideration for the Class B Shares than would be received by the Class A Shares. Representatives of Cablevision management then discussed with the Board of Directors the retention of BofA Merrill Lynch, Guggenheim Securities and PJT Partners as financial advisors for Cablevision in connection with a potential transaction and the pros and cons of a potential transaction during this time period, including the low likelihood that any other potential buyer would be willing to pay more per Share than Altice, and provided an update on the status of negotiations, diligence and possible transaction timing. The Board of Directors was also informed that Altice’s willingness to make an offer was contingent upon a sufficient number of holders of Class B Shares executing written consents approving the merger to ensure that the Requisite Stockholder Approval would be obtained promptly after execution of a merger agreement. A partner of Sullivan & Cromwell discussed with the Board of Directors their fiduciary duties in connection with consideration of the proposed merger, including in relation to Altice’s requirement that the controlling stockholder group deliver a written consent approving the merger promptly after execution of a merger agreement. Following further discussion, the Board of Directors authorized Cablevision management (i) to continue discussions with Altice with a view to obtaining the best price per Share and terms reasonably available for Cablevision and (ii) to engage BofA Merrill Lynch, Guggenheim Securities and PJT Partners as financial advisors to assist in an evaluation of the potential transaction, subject to negotiation and execution of engagement letters.

Cablevision selected each of BofA Merrill Lynch, Guggenheim Securities and PJT Partners to act as a Financial Advisor on the basis of their respective experience in transactions similar to the proposed merger and their respective reputations in the investment community.

On the morning of September 9, 2015, representatives of Sullivan & Cromwell provided a draft merger agreement to representatives of Shearman & Sterling LLP (“Shearman & Sterling”), M&A counsel to Altice, and throughout that same day, representatives of Altice, Cablevision, Altice’s potential financing providers, Shearman & Sterling and Ropes & Gray LLP (“Ropes & Gray”), financing counsel to Altice, participated in management due diligence sessions regarding Cablevision’s businesses.

On Thursday, September 10, 2015, Cablevision gave Altice access to a data room containing certain non-public information concerning Cablevision that Altice had requested. Also on that day, representatives of Shearman & Sterling sent, on behalf of Ropes & Gray, drafts of Altice’s financing commitment papers to representatives of Sullivan & Cromwell.

On Saturday, September 12, 2015, in the morning, Mr. Seibert spoke with Mr. Goei and indicated that more progress needed to be made on price and financing prior to the dinner scheduled for September 14, 2015 between Mr. Charles Dolan and Mr. Drahi in order to remain on the intended schedule to signing a definitive agreement for an acquisition of Cablevision by Altice. Mr. Seibert and Mr. Goei also discussed a list of issues in the draft merger agreement and financing commitment papers. Mr. Goei confirmed that Altice would be willing to consider paying $35 per Share in cash, but reiterated the need to have a sufficient number of holders in the controlling stockholder group execute written consents approving the merger to ensure that the Requisite Stockholder Approval would be obtained promptly after execution of a merger agreement. He also conditioned the offer upon satisfactory completion of due diligence, Cablevision’s agreement to certain terms limiting cash expenditures between signing and closing, including restrictions on Cablevision’s ability to pay a dividend and to make certain categories of capital expenditures and employee-related payments, and Cablevision’s acceptance of Altice’s proposed approach with respect to its acquisition financing.

Later in the afternoon on that same day, representatives of Shearman & Sterling sent a revised draft merger agreement to representatives of Sullivan & Cromwell.

On Sunday, September 13, 2015, the Board of Directors met with representatives of Cablevision management, Sullivan & Cromwell, BofA Merrill Lynch, Guggenheim Securities and PJT Partners in attendance, in order to receive an update on the status of the potential transaction with Altice. At the meeting, Cablevision management circulated materials to the Board of Directors, including letters from each of BofA Merrill Lynch, Guggenheim Securities and PJT Partners to the Board of Directors disclosing the Financial Advisors’ respective relationships with Altice and/or Cablevision. Mr. Seibert discussed with the Board of Directors the current status of negotiations with Altice, including that Cablevision management continued to press for a price of $35 per Share in cash. Representatives of Sullivan & Cromwell discussed with the Board of Directors their fiduciary duties and the status and terms of the draft merger agreement, noting that certain terms remained subject to further negotiation. Representatives of BofA Merrill Lynch, Guggenheim Securities and PJT Partners then discussed with the Board of Directors recent developments in the cable industry generally as well as recent cable industry M&A activity and transaction valuations, and described the possible effects of these developments on the then current market price of the Shares. In particular, representatives of BofA Merrill Lynch, Guggenheim Securities and PJT Partners stated that they believed that the current offer by Altice was at the high end of the range that would reasonably be attainable from other potential purchasers of Cablevision because of (i) the consolidation activity in the cable industry, which had reduced the universe of potential transaction partners in the cable industry, and (ii) the uncertainty around the sustainability of the currently high valuations of cable companies. Representatives of BofA Merrill Lynch, Guggenheim Securities and PJT Partners also expressed their view that, other than Altice, there were no other potential strategic purchasers that would be reasonably likely to engage in a transaction for Cablevision in the near term and no financial sponsors that would be reasonably likely to make an offer at a price per Share greater than the price being offered by Altice. Representatives of BofA Merrill Lynch, Guggenheim Securities and PJT Partners also discussed the potential impact of macroeconomic factors, such as the debt markets, on the potential for a sale of Cablevision. The Board of Directors also discussed with BofA Merrill Lynch, Guggenheim Securities and PJT Partners the profile of Altice as a potential purchaser, including its ability to secure the required financing to consummate the proposed merger. The Financial Advisors also reviewed their preliminary financial analyses of the potential transaction. Thereafter, representatives of the Financial Advisors left the meeting and a representative of Mintz Levin Cohn Ferris Glovsky and Popeo PC joined the meeting to discuss the potential regulatory challenges that certain other potential buyers would face in connection with an acquisition of Cablevision. Following these presentations, the Board of Directors authorized Cablevision management and its legal and financial advisors to continue discussions with Altice with a view to obtaining the best price and terms reasonably available.

During this period, representatives of Sullivan & Cromwell and Shearman & Sterling continued to exchange drafts of the merger agreement and other transaction related documents, and representatives of Sullivan & Cromwell and Ropes & Gray exchanged drafts of the financing commitment letters. Representatives of Sullivan & Cromwell also discussed the potential transaction and its terms with representatives of Debevoise & Plimpton LLP (“Debevoise & Plimpton”), outside counsel to the controlling stockholder group.

On September 14, 2015, Mr. Charles Dolan, Mr. James Dolan, Mr. Sweeney, Mr. Seibert, Mr. Goei, and Mr. Drahi met over dinner to discuss the proposed transaction.

Mr. Seibert and Mr. Goei along with other representatives from both companies continued to negotiate the terms of the transaction. On September 15, 2015, Mr. Seibert informed Mr. Goei that Cablevision would agree to accept a price per Share of $34.90 in exchange for certain merger agreement concessions from Altice.

Late on September 15, 2015, a near final draft of the merger agreement was distributed to the Board of Directors and to Debevoise & Plimpton for distribution to certain members of the controlling stockholder group. Throughout the night and the following day, representatives of Sullivan & Cromwell and Shearman & Sterling continued to negotiate the remaining points on the merger agreement and the other transaction related documents.

On September 16, 2015, following negotiation over the preceding several days, Cablevision executed engagement letters with each of BofA Merrill Lynch, Guggenheim Securities and PJT Partners as its Financial Advisors in connection with the proposed transaction.

In the late afternoon on September 16, 2015, the Board of Directors, having been provided with the negotiated execution version of the merger agreement, met with representatives of Cablevision management,

BofA Merrill Lynch, Guggenheim Securities and PJT Partners and Sullivan & Cromwell in attendance. Mr. Seibert reviewed with the Board of Directors the developments in negotiations and discussions with Altice since the last meeting of the Board of Directors. A representative of Sullivan & Cromwell also reviewed the changes to the merger agreement since the draft that the Board of Directors had reviewed and discussed at the September 13, 2015 meeting. The directors who are members of the controlling stockholder group confirmed their intent to cause the delivery of written consents approving the merger following execution of the merger agreement by Cablevision and Altice as had been required by Altice as a condition to the transaction. The Financial Advisors, having provided the Board of Directors with a copy of their financial analyses updated for the $34.90 per Share price and market information as of September 15, 2015 (such financial analyses being otherwise substantially similar to the analysis reviewed with the Board of Directors on September 13, 2015), delivered their respective oral opinions to the Board of Directors (which were subsequently confirmed by delivery of written opinions, dated, in each case, as of September 16, 2015), to the effect that, as of the date of each opinion and based on and subject to the various assumptions and limitations described in each opinion, the Per Share Merger Consideration to be received by the holders of Shares in the Merger, taken in the aggregate, was fair, from a financial point of view, to such holders. Following discussion, the Board of Directors unanimously determined that the Merger and the transactions contemplated by the Merger Agreement are fair to and in the best interests of Cablevision and its stockholders, and approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. The Board of Directors also unanimously resolved that the Merger Agreement be submitted for consideration and adoption by written consent by the Cablevision stockholders, or, if necessary, to the Cablevision stockholders at a special meeting called for such purpose, and recommended that the Cablevision stockholders approve and adopt the Merger Agreement.

After the Board of Directors approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, representatives of Cablevision, Altice and Merger Sub executed the Merger Agreement.

Thereafter, on the evening of September 16, 2015, the holders of Class B Shares representing a majority of the voting power of the issued and outstanding Shares, voting together as a single class, having been provided with a copy of the executed version of the Merger Agreement, executed and delivered a written consent in lieu of a meeting pursuant to Section 228 of the DGCL in favor of adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement.

Early the following morning New York City time, Cablevision and Altice issued separate press releases announcing the execution of the Merger Agreement.

Reasons for the Merger

The Board of Directors, at a meeting held on September 16, 2015, unanimously determined that the Merger and the transactions contemplated by the Merger Agreement are fair to and in the best interests of Cablevision and its stockholders, and approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. The Board of Directors also unanimously resolved that the Merger Agreement be submitted for consideration and adoption by written consent by the Cablevision stockholders, or, if necessary, to the Cablevision stockholders at a special meeting called for such purpose, and recommended that the Cablevision stockholders approve and adopt the Merger Agreement.

The Board of Directors consulted with Cablevision management, as well as Cablevision’s outside legal and financial advisors at various times and considered a number of factors, including the following principal factors (not in any relative order of importance) that it believes support its decision:

•	the fact that the Per Share Merger Consideration of $34.90 per Share represents:

•	a premium of approximately 64.6% to the average closing prices of the Class A Shares over the one year prior to September 15, 2015;

•	a premium of approximately 35.1% to the average closing prices of the Class A Shares over the thirty days prior to September 15, 2015; and

•	a premium of approximately 22.3% to the closing price of the Class A Shares on September 15, 2015;

•	the Per Share Merger Consideration of $34.90 per Share in relation to the Board of Director’s estimate of the present value of Cablevision as an independent entity, assuming the full realization of the Cablevision Projections (as defined in this section under “— Certain Cablevision Forecasts” beginning on page 40, below) as well as the risks and challenges associated with the attainment of such projections;

•	the opinions of each of BofA Merrill Lynch, Guggenheim Securities and PJT Partners, each dated September 16, 2015 and addressed to the Board of Directors, and related financial analyses that each of the Financial Advisors prepared, to the effect that, as of the date of each opinion and based on and subject to the various assumptions and limitations described in each opinion, the Per Share Merger Consideration to be received by the holders of Shares in the Merger, taken in the aggregate, was fair, from a financial point of view, to such holders. Copies of these written opinions are included as Annexes B, C and D, respectively, to this Information Statement, and are described in this section under “— Opinions of the Financial Advisors — BofA Merrill Lynch, Guggenheim Securities and PJT Partners” beginning on page 24, below;

•	the benefits that Cablevision was able to obtain as a result of negotiations with Altice, including an increase in the per Share price from the time of initial discussions with Altice to the final price of $34.90 per Share, and their belief that this was the highest price per Share that Altice was willing to pay;

•	the fact that the Per Share Merger Consideration will be paid entirely in cash, which provides liquidity and certainty of value to Cablevision stockholders;

•	the fact that the controlling stockholder group supported the transaction with Altice and that members of that group were willing to execute written consents to the Merger following the execution and delivery of the Merger Agreement, which allowed Cablevision to maximize the price Altice would pay;

•	the fact that the holders of Class A Shares and the members of the controlling stockholder group would be treated identically in connection with the Merger, including by receiving the same Per Share Merger Consideration;

•	its conclusion, after consultation with the Financial Advisors, that:

•	the offer by Altice was at the high end of the range that would reasonably be attainable from other potential purchasers;

•	there were no other potential strategic purchasers that would be reasonably likely to engage in a transaction in the near term and no financial sponsors that would be reasonably likely to make an offer at a price per Share greater than the price being offered by Altice;

•	prospective risks to Cablevision as a standalone company, including the risks and uncertainties with respect to:

•	attaining internal financial projections and the fact that actual financial results in future periods could differ materially from forecasted results in both the near and long term;

•	Cablevision’s ability to grow subscribers and revenues in light of the competition that Cablevision faces as well as the fact that Cablevision’s subscriber penetrations and revenues per subscriber are already among the highest of any cable company;

•	the embedded competition faced by Cablevision from Verizon, whose percentage overlap with Cablevision is the highest of any major cable operator;

•	emerging sources of competition in the cable industry, including with respect to video customers, and increased competition in the telecommunications industry;

•	risks associated with rapid changes in technology and consumer expectations and behavior;

•	increasing programming costs and the effect of disputes with programmers on Cablevision’s subscriber base; and

•	general economic conditions;

•	its assessment, after consultation with the Financial Advisors, of Altice’s Financing for the acquisition, including in light of the commitments Altice received from the financing sources named in the Equity Commitment Letter (as defined in this section under “— Financing” beginning on page 42, below) and the Debt Commitment Letter (as defined in this section under “— Financing” beginning on page 42, below) Altice received prior to the date of the Merger Agreement and the state of the capital markets generally;

•	its assessment and the views of its regulatory counsel of the likelihood of obtaining required regulatory approvals for a transaction with Altice prior to the Termination Date (as defined in the section entitled “The Merger Agreement — Termination of the Merger Agreement” beginning on page 68, below) and the potential regulatory challenges that certain other potential buyers would face in connection with an acquisition of Cablevision;

•	the terms of the Merger Agreement (not in any relative order of importance), including:

•	Altice’s commitment to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate the Merger and the other transactions contemplated by the Merger Agreement, including the Financing, subject to certain exceptions set forth in the Merger Agreement, as described in “The Merger Agreement — Financing” beginning on page 65, below;

•	Altice’s commitment to consummate the Financing and to hold separate the Financing proceeds for the exclusive purpose of paying amounts required to be paid in connection with the Merger as described in the section entitled “The Merger Agreement — Financing” beginning on page 65, below;

•	that Altice’s obligations pursuant to the Merger Agreement are not subject to any financing condition or similar contingency based on Altice’s ability to obtain financing as described in the section entitled “The Merger Agreement — Financing” beginning on page 65, below;

•	that in the event the Merger Agreement is terminated by Cablevision for Altice’s failure to obtain financing as required by the Merger Agreement, Cablevision is entitled to a termination fee of $560 million as described in the section entitled “The Merger Agreement — Termination Fees” beginning on page 69, below;

•	the agreement by Altice to use its reasonable best efforts to consummate the Merger as soon as practicable, including, without limitation, through the sale, lease, license or other disposition of any of its (or, from and after the closing, Cablevision’s) assets or businesses and the defense through litigation on the merits to avoid the issuance of, and to resist any, injunction or other order that would delay or prohibit consummation of the Merger, subject to certain limitations with respect to CFIUS approval, as described more fully in the section entitled “The Merger Agreement — Filings; Information and Meetings; Other Actions” beginning on page 63, below;

•

the limited number and specific scope of the conditions to Altice’s obligation to consummate the Merger and the fact that the definition of “material adverse effect” in the Merger Agreement contains broad carve-outs that make it less likely that adverse changes in Cablevision’s business between announcement and closing of the Merger will provide a basis for Altice to refuse to consummate the Merger, as described in the sections entitled “The Merger Agreement — Representations and Warranties — Cablevision Material Adverse Effect” and “The Merger

Agreement — Conditions to Consummation of the Merger” beginning on pages 56 and 67, below, respectively; and

•	that in certain circumstances, specific performance and uncapped monetary damages are available remedies for breach of the Merger Agreement as described in the section entitled “The Merger Agreement — Remedies” beginning on page 70, below;

•	the availability of appraisal rights to Cablevision stockholders who properly exercise their statutory rights under Section 262 of the DGCL (see “Appraisal Rights” beginning on page 73, below, and Annex E).

In addition, the Board of Directors also considered and balanced the potentially positive factors against a number of potentially negative factors concerning the Merger, including the following factors:

•	that following the completion of the Merger, Cablevision will no longer exist as an independent public company and that Cablevision’s existing stockholders will not be able to participate in any future earnings of Cablevision, or in any future appreciation in value of the Shares;

•	that, while the Merger is expected to be completed, there are no assurances that all conditions to the parties’ obligations to complete the Merger will be satisfied or waived, and as a result, it is possible that the Merger may not be completed, as described under “The Merger Agreement — Conditions to Consummation of the Merger” beginning on page 67, below;

•	the possibility of disruption to Cablevision’s business that could result from the announcement or pendency of the Merger, including harm to relationships with employees (including the ability to attract or retain employees), suppliers, customers, subscribers or other business relationships, as well as the distraction of Cablevision management’s attention from day-to-day operations of the business;

•	that Cablevision has incurred and will incur substantial expenses related to the transactions contemplated by the Merger Agreement, regardless of whether the Merger is consummated, as described under “The Merger Agreement — Treatment of Expenses” beginning on page 66, below;

•	the restrictions on the conduct of Cablevision’s business prior to the completion of the Merger, which prohibit Cablevision from paying its regular quarterly dividend and, subject to specific exceptions, could delay or prevent Cablevision from undertaking certain capital expenditures and certain business opportunities Cablevision would otherwise undertake absent the pending consummation of the Merger, as described under “The Merger Agreement — Conduct of Cablevision’s Business Pending the Merger” beginning on page 60, below;

•	certain execution risks relating to the consummation of the Merger, including the risk that the Financing contemplated by the Debt Commitment Letter and the Equity Commitment Letter for the consummation of the Merger might not be obtained, the risk that conditions to completion of the Merger might not be satisfied, including receipt of regulatory approvals and the risk of any adverse litigation or regulatory developments; and

•	that the Per Share Merger Consideration consists of cash and will generally be taxable to the U.S. Holders for U.S. federal income tax purposes.

During its consideration of the Merger, the Board of Directors was also aware of and considered that Cablevision’s directors and executive officers may have interests in the Merger that differ from, or are in addition to, their interests as stockholders of Cablevision generally, as described in this section under “— Interests of Cablevision’s Directors and Officers in the Merger” beginning on page 44, below.

The Board of Directors concluded that the potentially negative factors associated with the Merger were outweighed by the potential benefits that it expected Cablevision stockholders would receive as a result of the Merger, including the belief of the Board of Directors that the Merger would maximize the immediate value of the Shares and eliminate the risks and uncertainties affecting the future prospects of Cablevision as a standalone company. The foregoing discussion of the factors considered by the Board of Directors is not intended to be exhaustive, but summarizes the material information and factors considered by the Board of Directors in its consideration of the Merger. The Board of Directors reached the decision to recommend and approve the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement in light of the factors described above and other factors the Board of Directors felt were appropriate. In view of the variety of factors and the quality and amount of information considered, the Board of Directors did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and individual members of the Board of Directors may have given different weights to different factors. The Board of Directors conducted an overall analysis of the factors described above, including thorough discussions with, and questioning of, Cablevision management, the Financial Advisors, Sullivan & Cromwell and Cablevision’s other legal advisors, respectively, and considered the factors overall to be favorable to, and to support, its determinations.

Portions of this explanation of the reasoning of the Board of Directors and certain other information presented in this section are forward-looking in nature and should be read in light of the factors set forth in “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 14, above.

Opinions of the Financial Advisors — BofA Merrill Lynch, Guggenheim Securities and PJT Partners

Cablevision has retained each of BofA Merrill Lynch, Guggenheim Securities and PJT Partners as its financial advisor (each a “Financial Advisor” and collectively, the “Financial Advisors”) to advise the Board of Directors in connection with the Merger. At the meeting of the Board of Directors held on September 16, 2015, the Financial Advisors presented joint materials and each Financial Advisor rendered its respective oral opinion, subsequently confirmed in its respective written opinion dated September 16, 2015, as to the fairness, from a financial point of view and as of the date of the opinion, of the Per Share Merger Consideration to be received by holders of Shares, taken in the aggregate, to such holders. The full text of the written opinions of each of BofA Merrill Lynch, Guggenheim Securities and PJT Partners, which describe, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, are attached as Annexes B, C and D to this Information Statement, respectively, and are incorporated by reference herein in its entirety. Each Financial Advisor provided its opinion to the Board of Directors (in its capacity as such) for the benefit and use of the Board of Directors in connection with and for purposes of its evaluation of the Per Share Merger Consideration to be received by holders of Shares, taken in the aggregate, from a financial point of view, to such holders. The Financial Advisors’ opinions do not express any view or opinion as to the allocation of the aggregate Per Share Merger Consideration among the Class A Shares and the Class B Shares or any other terms or other aspect of the Merger, including, without limitation, the form or structure of the Merger or the financing of the Merger, and no opinion or view was expressed by any of the Financial Advisors as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to Cablevision or in which Cablevision might engage or as to the underlying business decision of Cablevision to proceed with or effect the Merger. The Financial Advisors’ opinions do not constitute a recommendation to any stockholder as to how to act in connection with the Merger or any related matter.

Opinion of BofA Merrill Lynch

Cablevision has retained BofA Merrill Lynch to act as a Financial Advisor to Cablevision in connection with the Merger. BofA Merrill Lynch is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Cablevision selected BofA Merrill Lynch to act as a Financial Advisor to Cablevision in connection with the Merger on the basis of BofA Merrill Lynch’s experience in transactions similar to the Merger and its reputation in the investment community.

On September 16, 2015, at a meeting of the Board of Directors held to evaluate the Merger, BofA Merrill Lynch delivered to the Board of Directors an oral opinion, which was confirmed by delivery of a written opinion dated September 16, 2015, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the Per Share Merger Consideration to be received by holders of Shares, taken in the aggregate, was fair, from a financial point of view, to such holders.

The full text of BofA Merrill Lynch’s written opinion to the Board of Directors, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex B to this Information Statement and is incorporated by reference herein in its entirety. The following summary of BofA Merrill Lynch’s opinion is qualified in its entirety by reference to the full text of the opinion. BofA Merrill Lynch delivered its opinion to the Board of Directors for the benefit and use of the Board of Directors (in its capacity as such) in connection with and for purposes of its evaluation of the Per Share Merger Consideration to be received by holders of Shares, taken in the aggregate, from a financial point of view, to such holders. BofA Merrill Lynch’s opinion does not express any view or opinion as to the allocation of the aggregate Per Share Merger Consideration among the Class A Shares and the Class B Shares or any other terms or other aspect of the Merger, including, without limitation, the form or structure of the Merger or the financing of the Merger, and no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to Cablevision or in which Cablevision might engage or as to the underlying business decision of Cablevision to proceed with or effect the Merger. BofA Merrill Lynch’s opinion does not address any other aspect of the Merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the Merger or any related matter.

In connection with rendering its opinion, BofA Merrill Lynch:

•	reviewed certain publicly available business and financial information relating to Cablevision;

•	reviewed certain internal financial and operating information with respect to the business, operations and prospects of Cablevision furnished to or discussed with BofA Merrill Lynch by the Cablevision management, including the Cablevision Forecasts (as defined in the section entitled “— Certain Cablevision Forecasts” beginning on page 40, below) that were prepared by or at the direction of and approved by Cablevision management (for more information regarding the Cablevision Forecasts, please refer to the section entitled “— Certain Cablevision Forecasts” beginning on page 40, below);

•	discussed the past and current business, operations, financial condition and prospects of Cablevision with members of Cablevision senior management;

•	reviewed the trading history for Class A Shares and a comparison of that trading history with the trading histories of other companies BofA Merrill Lynch deemed relevant;

•	compared certain financial and stock market information of Cablevision with similar information of other companies BofA Merrill Lynch deemed relevant;

•	compared certain financial terms of the Merger to financial terms, to the extent publicly available, of other transactions BofA Merrill Lynch deemed relevant;

•	reviewed a draft, dated September 16, 2015, of the Merger Agreement; and

•	performed such other analyses and studies and considered such other information and factors as BofA Merrill Lynch deemed appropriate.

In arriving at its opinion, BofA Merrill Lynch assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with it and relied upon the assurances of Cablevision management that they were not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Cablevision Forecasts, BofA Merrill Lynch was advised by Cablevision, and assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of Cablevision management as to the future financial performance of Cablevision. BofA Merrill Lynch did not make and was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Cablevision, nor did it make any physical inspection of the properties or assets of Cablevision. BofA Merrill Lynch did not evaluate the solvency or fair value of Cablevision or Altice under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Merrill Lynch relied on Cablevision management’s representations and/or projections regarding taxable income, standalone net operating loss utilization and other tax attributes of Cablevision. BofA Merrill Lynch assumed, at the direction of Cablevision, that the Merger would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on Cablevision or the contemplated benefits of the Merger. BofA Merrill Lynch also assumed, at the direction of Cablevision, that the final executed Merger Agreement would not differ in any material respect from the draft of the Merger Agreement reviewed by BofA Merrill Lynch.

BofA Merrill Lynch expressed no view or opinion as to any terms or other aspects of the Merger (other than the Per Share Merger Consideration to the extent expressly specified in its opinion), including, without limitation, the form or structure of the Merger or the financing of the Merger. BofA Merrill Lynch was not requested to, and it did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of Cablevision or any alternative transaction. BofA Merrill Lynch’s opinion was limited to the fairness, from a financial point of view, of the Per Share Merger Consideration to be received by the holders of Shares, taken in the aggregate. BofA Merrill Lynch expressed no opinion or view as to the allocation of the aggregate Per Share Merger Consideration payable pursuant to the Merger Agreement between the holders of the Class A Shares and the Class B Shares. No opinion or view was expressed with respect to any consideration received in connection with the Merger by the holders of any other securities, any creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger, or class of such persons, relative to the Per Share Merger Consideration. Furthermore no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to Cablevision or in which Cablevision might engage or as to the underlying business decision of Cablevision to proceed with or effect the Merger. In addition, BofA Merrill Lynch expressed no opinion or recommendation as to how any stockholder should vote or act in connection with the Merger or any related matter. Except as described above, Cablevision imposed no other limitations on the investigations made or procedures followed by BofA Merrill Lynch in rendering its opinion.

BofA Merrill Lynch’s opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Merrill Lynch as of, the date of its opinion. It should be understood that subsequent developments may affect its opinion, and BofA Merrill Lynch does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Merrill Lynch’s opinion was approved by BofA Merrill Lynch’s Americas Fairness Opinion Review Committee.

Cablevision has agreed to pay BofA Merrill Lynch for its services in connection with the Merger an aggregate transaction fee of $10.0 million, of which $2.5 million was payable in connection with its opinion and the remainder of which is contingent upon the completion of the Merger. In addition, at the sole discretion of Cablevision, a discretionary fee may be payable to BofA Merrill Lynch. Cablevision also agreed to reimburse BofA Merrill Lynch for its expenses and indemnify BofA Merrill Lynch against certain liabilities arising out of its engagement.

BofA Merrill Lynch and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Merrill Lynch and its affiliates invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in the equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of Cablevision, Altice and certain of their respective affiliates.

BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide investment banking, commercial banking and other financial services to Cablevision and have received or in the future may receive compensation for the rendering of these services, including (i) having acted as a joint bookrunner on a bond offering by an affiliate of Cablevision, (ii) having acted or acting as an administrative agent, co-lead arranger and/or a bookrunner for, and as a lender (including a letter of credit lender) under, certain term loans and facilities for affiliates of Cablevision, and (iii) having provided or providing certain treasury and trade management services and products to Cablevision and/or certain of its affiliates.

In addition, BofA Merrill Lynch and its affiliates in the past have provided, currently are providing, and in the future may provide investment banking, commercial banking and other financial services to Altice and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as a lender under certain loans and/or facilities for Altice and/or certain of its affiliates.

Opinion of Guggenheim Securities

Pursuant to an engagement letter dated as of September 16, 2015, the Board of Directors retained Guggenheim Securities to act as a Financial Advisor to Cablevision with respect to the Merger. In selecting Guggenheim Securities as a Financial Advisor to Cablevision, the Board of Directors considered that, among other things, Guggenheim Securities is an internationally recognized investment banking, financial advisory and securities firm whose senior professionals have substantial experience advising companies in, among other industries, the media and telecommunications industry. Guggenheim Securities, as part of its investment banking, financial advisory and capital markets businesses, is regularly engaged in the valuation and financial assessment of businesses and securities in connection with mergers and acquisitions, recapitalizations, spin-offs/split-offs, restructurings, securities offerings in both the private and public capital markets and valuations for corporate and other purposes.

At the September 16, 2015 meeting of the Board of Directors, Guggenheim Securities delivered its oral opinion, which subsequently was confirmed in writing, to the effect that, as of September 16, 2015 and based on the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken set forth in the opinion, the Per Share Merger Consideration, taken in the aggregate, was fair, from a financial point of view, to the holders of the Shares.

This description of Guggenheim Securities’ opinion is qualified in its entirety by the full text of the written opinion, which is attached as Annex C to this Information Statement and which you should read carefully and in its entirety. Guggenheim Securities’ written opinion sets forth the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken by Guggenheim Securities. Guggenheim Securities’ written opinion, which was authorized for issuance by the Fairness Opinion and Valuation Committee of Guggenheim Securities, is necessarily based on economic, capital markets and other conditions, and the information made available to Guggenheim Securities, as of the date of such opinion. Guggenheim Securities has no responsibility for updating or revising its opinion based on facts, circumstances or events occurring after the date of the rendering of the opinion.

In reading the discussion of Guggenheim Securities’ opinion set forth below, you should be aware that such opinion:

•	was provided to the Board of Directors (in its capacity as such) for its information and assistance in connection with its evaluation of the Per Share Merger Consideration;

•	did not constitute a recommendation to the Board of Directors with respect to the Merger;

•	does not constitute advice or a recommendation to any holder of Shares as to whether to grant its consent in favor of or how to vote in connection with the Merger or otherwise;

•	did not address Cablevision’s underlying business or financial decision to pursue the Merger, the relative merits of the Merger as compared to any alternative business or financial strategies that might exist for Cablevision, the financing of the Merger or the effects of any other transaction in which Cablevision might engage;

•	addressed only the fairness, from a financial point of view, of the Per Share Merger Consideration, taken in the aggregate, to be received by holders of the Shares;

•	expressed no opinion or view as to the allocation of the aggregate Per Share Merger Consideration to be received by the Cablevision stockholders between the Class A Shares and the Class B Shares;

•	expressed no view or opinion as to any other term or aspect of the Merger, the Merger Agreement, the Debt Commitment Letter and the Equity Commitment Letter with respect to Altice’s contemplated financing of the Merger or any other agreement, transaction document or instrument contemplated by the Merger Agreement or to be entered into or amended in connection with the Merger or the fairness, financial or otherwise, of the Merger to, or of any consideration to be paid to or received by, the holders of any class of securities, creditors or other constituencies of Cablevision; and

•	expressed no view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any of Cablevision’s directors, officers or employees, or any class of such persons, in connection with the Merger relative to the Per Share Merger Consideration or otherwise.

In the course of performing its reviews and analyses for rendering its opinion, Guggenheim Securities:

•	reviewed a draft of the Merger Agreement dated as of September 16, 2015;

•	reviewed drafts of the Debt Commitment Letter and the Equity Commitment Letter dated as of September 16, 2015 with respect to Altice’s contemplated financing of the Merger;

•	reviewed certain publicly available business and financial information regarding Cablevision;

•	reviewed certain non-public business and financial information regarding Cablevision’s business and prospects, including the Cablevision Forecasts (as defined in the section entitled “— Certain Cablevision Forecasts” beginning on page 40, below) that were prepared by or at the direction of and approved by Cablevision management (for more information regarding the Cablevision Forecasts, please refer to the section entitled “— Certain Cablevision Forecasts” beginning on page 40, below) and Wall Street equity research consensus estimates for fiscal years 2015 through 2019 (the “Wall Street Projections”);

•	discussed with Cablevision senior management their strategic and financial rationale for the Merger as well as their views of Cablevision’s business, operations, historical and projected financial results and future prospects;

•	reviewed the historical prices and trading multiples of the Class A Shares;

•	compared the financial performance and key performance indicators of Cablevision and the trading multiples and trading activity of the Class A Shares with corresponding data for certain other publicly traded companies that Guggenheim Securities deemed relevant in evaluating Cablevision;

•	reviewed the valuation and financial metrics of certain mergers and acquisitions that Guggenheim Securities deemed relevant in evaluating the Merger;

•	performed discounted cash flow analyses based on the Cablevision Forecasts and, for informational purposes only, the Wall Street Projections; and

•	conducted such other studies, analyses, inquiries and investigations as Guggenheim Securities deemed appropriate.

With respect to the information used in arriving at its opinion, Guggenheim Securities notes that:

•	Guggenheim Securities relied upon and assumed the accuracy, completeness and reasonableness of all industry, business, financial, legal, regulatory, tax, accounting, actuarial and other information (including, without limitation, the Cablevision Forecasts, the Wall Street Projections, other estimates and other forward-looking information) furnished by or discussed with Cablevision or obtained from reputable public sources, data suppliers and other third parties.

•	Guggenheim Securities (i) did not assume any responsibility, obligation or liability for the accuracy, completeness, reasonableness, achievability or independent verification of, and Guggenheim Securities did not independently verify, any such information (including, without limitation, the Cablevision Forecasts, the Wall Street Projections, other estimates and other forward-looking information), (ii) expressed no view, opinion, representation, guaranty or warranty (in each case, express or implied) regarding the reasonableness or achievability of the Cablevision Forecasts, the Wall Street Projections, other estimates and other forward-looking information or the assumptions upon which they were based and (iii) relied upon the assurances of Cablevision senior management that they were unaware of any facts or circumstances that would make such information (including, without limitation, the Cablevision Forecasts, other estimates and other forward-looking information) incomplete, inaccurate or misleading.

•	Specifically, with respect to (i) the Cablevision Forecasts, other estimates and other forward-looking information furnished by or discussed with Cablevision, Guggenheim Securities was advised by Cablevision senior management, and Guggenheim Securities assumed, that such Cablevision Forecasts, other estimates and other forward-looking information utilized in Guggenheim Securities’ analyses had been reasonably prepared on bases reflecting the best then-currently available estimates and judgments of Cablevision senior management as to the expected future performance of Cablevision and (ii) the Wall Street Projections, other estimates and/or other forward-looking information obtained by Guggenheim Securities from public sources and data suppliers, Guggenheim Securities assumed that such information was reasonable and reliable.

Guggenheim Securities also notes certain other considerations with respect to its engagement and its opinion:

•	Guggenheim Securities did not perform or obtain any independent appraisal of the assets or liabilities (including any contingent, derivative or off-balance sheet assets and liabilities) of Cablevision nor was Guggenheim Securities furnished with any such appraisals.

•	Guggenheim Securities assumed that there had been no material changes in the assets, financial condition, results of operations, business or prospects of Cablevision since the respective dates of the last financial statements made available to Guggenheim Securities.

•	Guggenheim Securities relied on Cablevision management’s representations and/or projections regarding taxable income, standalone net operating loss utilization and other tax attributes of Cablevision.

•	Guggenheim Securities did not express any view or render any opinion regarding the tax consequences of the Merger to Cablevision or holders of the Shares. Guggenheim Securities’ professionals are not legal, regulatory, tax, consulting, accounting, appraisal or actuarial experts and Guggenheim Securities’ opinion should not be construed as constituting advice with respect to such matters; accordingly, Guggenheim Securities relied on the assessments of Cablevision and its advisors with respect to such matters.

•	Guggenheim Securities further assumed that:

•

In all respects material to its analyses, (i) the final executed form of the Merger Agreement would not differ from the most recent draft that Guggenheim Securities reviewed, (ii) Cablevision and Altice would comply with all terms of the Merger Agreement and (iii) the representations and warranties of Cablevision and Altice contained in the Merger Agreement were true and correct and all conditions to the obligations of each party to the Merger Agreement to consummate the Merger would be satisfied without any waiver thereof; and

•	The Merger would be consummated in a timely manner and in accordance with the terms of the Merger Agreement, without any limitations, restrictions, conditions, amendments or modifications (regulatory, tax-related or otherwise) that would have an adverse effect on Cablevision or the Merger in any way material to Guggenheim Securities’ analyses.

•	Guggenheim Securities expressed no view or opinion as to the price or range of prices at which the Shares or other securities of Cablevision or its subsidiaries or affiliates may trade at any time, including, without limitation, subsequent to the announcement or consummation of the Merger.

Except as described above, Cablevision imposed no other limitations on the investigations made or procedures followed by Guggenheim Securities in rendering its opinion.

Pursuant to the terms of Guggenheim Securities’ engagement letter, Cablevision has agreed to pay Guggenheim Securities a transaction fee of $10.0 million, $2.5 million of which became payable upon delivery of Guggenheim Securities’ opinion and the remainder of which is contingent on successful consummation of the Merger. In addition, at the sole discretion of Cablevision, a discretionary fee may be payable to Guggenheim Securities. Cablevision has also agreed to reimburse Guggenheim Securities for certain expenses and to indemnify it against certain liabilities arising out of its engagement.

Guggenheim Securities is currently engaged and during the past two years has been engaged by Cablevision and certain of its affiliates (including AMC and The Madison Square Garden Company (“MSG”)) to provide various financial advisory and investment banking services in connection with matters unrelated to the Merger, for which Guggenheim Securities has received (or expects to receive) customary fees. Specifically, during the past two years, Guggenheim Securities has acted as an underwriter on multiple bond offerings for Cablevision and its affiliates and as financial advisor to Cablevision and its affiliates in connection with various strategic transactions, including (among other matters) the sale in 2013 of Bresnan Broadband Holdings and AMC’s acquisition in 2014 of Chellomedia, the former international content division of Liberty Global plc. In addition, Alan D. Schwartz, the Chief Executive Officer of Guggenheim Securities and Executive Chairman of Guggenheim Partners, LLC, the parent company of Guggenheim Securities, is a member of the Board of Directors of AMC and MSG. Guggenheim Securities has not been engaged during the past two years by Altice to provide financial advisory or investment banking services. Guggenheim Securities may seek to provide Cablevision, Altice and their respective affiliates with financial advisory and investment banking services unrelated to the Merger in the future.

Guggenheim Securities and its affiliates engage in a wide range of financial services activities for its and their own accounts and the accounts of its and their customers, including: asset, investment and wealth management; investment banking, corporate finance, mergers and acquisitions and restructuring; merchant banking; fixed income and equity sales, trading and research; and derivatives, foreign exchange and futures. In the ordinary course of these activities, Guggenheim Securities or its affiliates may (i) provide such financial services to Cablevision, Altice, other participants in the Merger or their respective affiliates, subsidiaries, investment funds and portfolio companies, for which services Guggenheim Securities or its affiliates has received, and may receive, compensation and (ii) directly or indirectly, hold long or short positions, trade and otherwise conduct such activities in or with respect to certain bank debt, debt or equity securities and derivative products of or relating to Cablevision, Altice or other participants in the Merger or their respective affiliates, subsidiaries, investment funds and portfolio companies. Finally, Guggenheim Securities or its affiliates and its or their directors, officers, employees, consultants and agents may have investments in Cablevision, Altice, other participants in the Merger or their respective affiliates, subsidiaries, investment funds and portfolio companies.

Consistent with applicable legal and regulatory guidelines, Guggenheim Securities has adopted certain policies and procedures to establish and maintain the independence of its research departments and personnel. As a result, Guggenheim Securities’ research analysts may hold views, make statements or investment recommendations and publish research reports with respect to Cablevision, Altice, the industry in which Cablevision operates, other participants in the Merger or their respective affiliates, subsidiaries, investment funds and portfolio companies and the Merger that differ from the views of Guggenheim Securities’ investment banking personnel.

Opinion of PJT Partners LP

Pursuant to an engagement letter dated as of September 16, 2015, the Board of Directors retained PJT Partners to act as a Financial Advisor to Cablevision with respect to the Merger. As part of its investment banking business, PJT Partners is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes and other valuations for corporate and other purposes. PJT Partners was selected as a Financial Advisor to Cablevision with respect to the Merger on the basis of PJT Partners’ experience and its familiarity with the industry in which Cablevision operates.

Cablevision requested that PJT Partners render to the Board of Directors an opinion as to the fairness, from a financial point of view, of the Per Share Merger Consideration to be received by the holders of Shares, taken in the aggregate, to such holders. At the meeting of the Board of Directors on September 16, 2015, PJT Partners rendered to the Board of Directors its oral opinion, which was confirmed by delivery of a written opinion dated September 16, 2015, to the effect that, as of that date and based on and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations described in its opinion, the Per Share Merger Consideration to be received by the holders of Shares, taken in the aggregate, was fair to such holders from a financial point of view.

The full text of the written opinion of PJT Partners, dated September 16, 2015, which sets forth the assumptions made, procedures followed, factors considered and limitations on the review undertaken by PJT Partners in rendering its opinion, is attached as Annex D to this Information Statement. Cablevision encourages its stockholders to read the opinion carefully and in its entirety. PJT Partners’ opinion was limited to the fairness, from a financial point of view, of the Per Share Merger Consideration, taken in the aggregate, to the holders of Shares. PJT Partners’ opinion does not express any view or opinion as to the allocation of the aggregate Per Share Merger Consideration among the Class A Shares and the Class B Shares. PJT Partners assumed no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of its opinion. PJT Partners’ opinion was addressed to the Board of Directors and does not constitute a recommendation to any holder of Shares as to how any stockholder should vote or act with respect to the Merger or other matter. The summary of PJT Partners’ opinion set forth in this Information Statement is qualified by reference to the full text of the opinion, which is attached as Annex D to this Information Statement.

In arriving at its opinion, PJT Partners, among other things:

•	reviewed certain publicly available information concerning the business, financial condition and operations of Cablevision that PJT Partners believed to be relevant to its inquiry;

•	reviewed certain internal information concerning the business, financial condition, and operations of Cablevision prepared and furnished to PJT Partners by Cablevision management that PJT Partners believed to be relevant to its inquiry;

•	reviewed certain internal financial analyses, estimates and forecasts relating to Cablevision, including the Cablevision Forecasts (as defined in the section entitled “— Certain Cablevision Forecasts” beginning on page 40, below) that were prepared by or at the direction of and approved by Cablevision management (for more information regarding the Cablevision Forecasts, please refer to the section entitled “— Certain Cablevision Forecasts” beginning on page 40, below);

•	held discussions with members of Cablevision senior management concerning their evaluations of the Merger and Cablevision’s business, operating and regulatory environment, financial condition, prospects and strategic objectives, as well as such other matters as PJT Partners deemed necessary or appropriate for purposes of rendering its opinion;

•	reviewed the historical market prices and trading activity for Class A Shares;

•	compared certain publicly available financial and stock market data for Cablevision with similar information for certain other companies that PJT Partners deemed to be relevant;

•	reviewed the publicly available financial terms of certain other business combinations that PJT Partners deemed to be relevant;

•	performed a discounted cash flow analysis utilizing the Cablevision Forecasts;

•	reviewed the draft Merger Agreement, dated September 16, 2015; and

•	performed such other financial studies, analyses and investigations, and considered such other matters, as PJT Partners deemed necessary or appropriate for purposes of rendering its opinion.

In preparing its opinion, at Cablevision’s direction, PJT Partners relied without assuming responsibility or liability for independent verification upon the accuracy and completeness of all financial and other information that is available from public sources and all projections and other information provided to PJT Partners by Cablevision or otherwise discussed with or reviewed by or for PJT Partners. PJT Partners assumed with Cablevision’s consent that the Cablevision Forecasts and the assumptions underlying the Cablevision Forecasts, and all other financial analyses, estimates and forecasts provided to PJT Partners by Cablevision management, have been reasonably prepared in accordance with industry practice and represent Cablevision management’s best estimates and judgments as of the date of their preparation. PJT Partners assumed at Cablevision’s direction no responsibility for and expressed no opinion as to the Cablevision Forecasts, the assumptions upon which they are based or any other financial analyses, estimates and forecasts provided to PJT Partners by Cablevision management. PJT Partners also assumed that there have been no material changes in the assets, financial condition, results of operations, business or prospects of Cablevision since the respective dates of the last financial statements made available to PJT Partners. PJT Partners relied on Cablevision management’s representations and/or projections regarding taxable income, standalone net operating loss utilization and other tax attributes of Cablevision. PJT Partners further relied with Cablevision’s consent upon the assurances of Cablevision management that they are not aware of any facts that would make the information and projections provided by them inaccurate, incomplete or misleading.

PJT Partners was not asked to undertake, and did not undertake, an independent verification of any information provided to or reviewed by PJT Partners, nor was PJT Partners furnished with any such verification and PJT Partners does not assume any responsibility or liability for the accuracy or completeness thereof. PJT Partners did not conduct a physical inspection of any of the properties or assets of Cablevision. PJT Partners did not make an independent evaluation or appraisal of the assets or the liabilities (contingent or otherwise) of Cablevision, nor was PJT Partners furnished with any such evaluations or appraisals, nor did PJT Partners evaluate the solvency of Cablevision or Altice under any applicable laws.

PJT Partners assumed with Cablevision’s consent that the final executed form of the Merger Agreement would not differ in any material respects from the latest draft provided to PJT Partners and the consummation of the Merger will be effected in accordance with the terms and conditions of the Merger Agreement, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary regulatory or third party consents and approvals (contractual or otherwise) for the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Cablevision or Altice or the contemplated benefits of the Merger. PJT Partners is not a legal, tax or regulatory advisor and relied upon without independent verification the assessment of Cablevision and its legal, tax and regulatory advisors with respect to such matters.

In arriving at its opinion, PJT Partners was not authorized to solicit, and did not solicit, interest from any party with respect to an acquisition, business combination or other extraordinary transaction involving Cablevision or its assets. PJT Partners did not consider the relative merits of the Merger as compared to any other business plan or opportunity that might be available to Cablevision or the effect of any other arrangement in which Cablevision might engage. PJT Partners’ opinion was limited to the fairness, from a financial point of view, to the holders of Shares of the Per Share Merger Consideration, taken in the aggregate, to be received by such holders in the Merger. PJT Partners expressed no opinion or view as to the allocation of the aggregate Per Share Merger Consideration to be received by Cablevision stockholders between the Class A Shares and the Class B Shares. PJT Partners’ opinion further expressed no opinion or view as to the fairness of the Merger to the holders of any other class of securities, creditors or other constituencies of Cablevision or as to the underlying decision by Cablevision to engage in the Merger. PJT Partners’ opinion does not address any other aspect or implication of the Merger, the Merger Agreement, the financing of the Merger or any other agreement or understanding entered into in connection with the Merger or otherwise. PJT Partners also expressed no opinion as to the fairness of the amount or nature of the compensation to any of Cablevision’s officers, directors or employees, or any class of such persons, relative to the Per Share Merger Consideration. PJT Partners’ opinion was necessarily based upon economic, market, monetary, regulatory and other conditions as they existed and could be evaluated, and the information made available to PJT Partners, as of the date of its opinion. PJT Partners did not express any opinion as to the prices or trading ranges at which Class A Shares will trade at any time. Except as described above, Cablevision imposed no other limitations on the investigations made or procedures followed by PJT Partners in rendering its opinion.

PJT Partners’ opinion does not constitute a recommendation to any holder of Shares as to how such stockholder should vote or act with respect to the Merger or other matter. PJT Partners assumed no responsibility for updating or revising its opinion based on circumstances or events occurring after the date of its opinion. PJT Partners’ opinion was approved by a fairness committee in accordance with established procedures.

Pursuant to the engagement letter dated as of September 16, 2015, Cablevision agreed to pay PJT Partners a transaction fee for its services in connection with the Merger of $10.0 million in the aggregate, of which $2.5 million became payable upon delivery of PJT Partners’ opinion and the remainder of which is contingent upon the consummation of the Merger. In addition, at the sole discretion of Cablevision, a discretionary fee may be payable to PJT Partners. Cablevision also agreed to reimburse PJT Partners for out-of-pocket expenses and to indemnify them for certain liabilities arising out of the performance of such services (including the rendering of its opinion).

In the ordinary course of the business of PJT Partners and its affiliates, PJT Partners and its affiliates may provide investment banking and other financial services to Cablevision or Altice and may receive compensation for the rendering of these services. Mr. Scott Matlock, who is a Partner of PJT Partners, is a member of the board of directors of Altice. Mr. Matlock is not part of the PJT Partners team that is advising Cablevision pursuant to the engagement and Mr. Matlock will not be directly allocated any fees earned by PJT Partners pursuant to the engagement (although Mr. Matlock is a Partner of PJT Partners and, as a result, will indirectly benefit from any fees earned by PJT Partners pursuant to the engagement).

Summary of Financial Analyses of Cablevision’s Financial Advisors

The following represents a brief summary of the material financial analyses presented by the Financial Advisors to the Board of Directors in connection with their opinions. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by the Financial Advisors, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by the Financial Advisors. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by the Financial Advisors.

Certain Definitions

Throughout this section “Opinion of the Financial Advisors — BofA Merrill Lynch, Guggenheim Securities and PJT Partners” the following terms are used in connection with the Financial Advisors’ various valuation and financial analyses:

•	2015E: means estimate for the calendar year 2015.

•	2016E: means estimate for the calendar year 2016.

•	AOCF (Post-SBC): means the relevant company’s operating income before depreciation and amortization and restructuring charges or credits, calculated after deduction of SBC as an operating expense.

•	AOCF (Pre-SBC): means the relevant company’s operating income before depreciation and amortization and restructuring charges or credits, calculated without deduction of SBC as an operating expense.

•	AOCF — Capex (Post-SBC): means the relevant company’s AOCF (Post-SBC) minus Capex.

•	AOCF — Capex (Pre-SBC): means the relevant company’s AOCF (Pre-SBC) minus Capex.

•	Capex: means capital expenditures.

•	DCF: means discounted cash flow.

•	EBITDA: means the relevant company’s operating earnings before interest, taxes, depreciation and amortization.

•	EBITDA (Pre-SBC): means the relevant company’s operating EBITDA, calculated without deduction of SBC as an operating expense.

•	EBITDA (Post-SBC): means the relevant company’s operating EBITDA, calculated after deduction of SBC as an operating expense.

•	Post-SBC: means after deduction of SBC as an operating expense.

•	Pre-SBC: means without deduction of SBC as an operating expense.

•	SBC: means stock-based compensation expense.

•	Total Enterprise Value or TEV: means the relevant company’s equity value based on fully diluted shares outstanding calculated using the treasury stock method, plus debt and less cash, after giving effect to certain adjustments for minority interests, unconsolidated assets and the present value of net operating losses.

•	Transaction TEV: means, for any precedent transaction, the TEV implied for the target company based on the consideration payable in the selected transaction.

•	WACC: means weighted average cost of capital.

Cablevision Financial Analyses

Selected Publicly Traded Companies Analysis. The Financial Advisors reviewed publicly available financial and stock market information and trading multiples for Cablevision and certain publicly traded companies in the cable industry which the Financial Advisors in their professional judgment considered relevant for purposes of this analysis (the “Trading Comparables”). The Financial Advisors selected these Trading Comparables because they are large publicly traded cable companies with significant exposure to major metropolitan markets generally comparable to the market in which Cablevision operates.

Trading Comparables

•	Comcast Corporation:
•	Consolidated; and
•	Ex-NBCU(1)
•	Charter Communications, Inc.(2)

(1)	Excluding the value of NBCUniversal Media, LLC (“NBCU”) based on a 9.0x multiple of estimated EBITDA for NBCU for the calendar year 2016 and allocating corporate overhead and stock-based compensation expenses on the basis of NBCU’s EBITDA contribution to the EBITDA of Comcast Corporation on a consolidated basis. Financial data and estimates based on public filings and publicly available research analysts’ estimates.
(2)	Assumes the completion of the acquisitions of Bright House Networks LLC and Time Warner Cable Inc. at the beginning of the period shown with pro forma effect to announced synergies and assuming Time Warner Cable stockholders elect the $100 per share cash election. Financial data and estimates based on public filings and publicly available research analysts’ estimates.

The Financial Advisors reviewed, among other things, the TEV of the selected Trading Comparables as a multiple of (i) AOCF (Pre-SBC) and AOCF (Post-SBC) and (ii) AOCF — Capex (Pre-SBC) and AOCF — Capex (Post-SBC), in each case estimated for the calendar years 2015 and 2016.

For purposes of their selected publicly traded companies analysis, the Financial Advisors calculated TEV for each of the selected Trading Comparables using closing stock prices on September 15, 2015, the number of fully diluted shares outstanding as of the date set forth in each of the Trading Comparables’ most recent public filings and debt and cash balances as of June 30, 2015, the last date on which such information was publicly available for each of the Trading Comparables.

The Financial Advisors calculated the following trading multiples for the selected Trading Comparables:

Trading Comparable
Multiple	Comcast Corporation		Charter Communications, Inc.
	Consolidated	Ex-NBCU
TEV/AOCF (Pre-SBC)
2015E	7.6x	7.0x	8.6x
2016E	7.2x	6.6x	7.8x
TEV/AOCF (Post-SBC)
2015E	7.8x	7.1x	8.8x
2016E	7.3x	6.7x	7.9x
TEV/AOCF — Capex (Pre-SBC)
2015E	11.2x	10.9x	17.5x
2016E	10.4x	10.1x	14.5x
TEV/AOCF — Capex (Post-SBC)
2015E	11.5x	11.2x	18.1x
2016E	10.7x	10.4x	14.9x

After reviewing the above analysis, the Financial Advisors selected, based on their professional judgment, a reference range of TEV/2016E AOCF (Pre-SBC) multiples of 6.50x – 7.75x. The Financial Advisors then applied the reference range of TEV/2016E AOCF (Pre-SBC) multiples of 6.50x to 7.75x to Cablevision’s calendar year 2016 estimated AOCF (Pre-SBC). Estimated financial data of the selected Trading Comparables were based on publicly available research analysts’ estimates, and estimated financial data of Cablevision were based on the Cablevision Forecasts.

This analysis indicated the following approximate implied per share equity value reference ranges for Cablevision, as compared to the Per Share Merger Consideration:

Implied Per Share Equity Value Reference Ranges for Cablevision	Per Share Merger Consideration
$15.62 - $23.42	$34.90

The Financial Advisors also noted that the TEV/2016E AOCF (Post-SBC) multiple of 10.0x implied by the Per Share Merger Consideration compared favorably to the TEV/2016E AOCF (Post-SBC) multiple range of 6.77x – 8.07x implied by the above equity value reference range.

No company used in this analysis is identical or directly comparable to Cablevision. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which Cablevision was compared.

Selected Precedent Transactions Analysis. The Financial Advisors reviewed, to the extent publicly available, and analyzed the valuation and financial metrics relating to the following eight selected transactions since 2010 involving companies in the media and telecommunications industry, which the Financial Advisors in their professional judgment considered generally relevant for comparative purposes:

Announcement Date		Acquiror		Target
•	5/26/2015	•	Charter Communications, Inc.	•	Time Warner Cable Inc.

•	5/26/2015	•	Charter Communications, Inc.	•	Bright House Networks LLC

•	5/20/2015	•	Altice N.V.	•	Cequel Communications Holdings I, LLC (Suddenlink Communications)

•	2/14/2014	•	Comcast Corporation	•	Time Warner Cable Inc.

•	2/7/2013	•	Charter Communications, Inc.	•	Bresnan Broadband Holdings, LLC (Optimum West)

•	7/18/2012	•	BC Partners & Canada Pension Plan Investment Board	•	Cequel Communications Holdings I, LLC (Suddenlink Communications)

•	7/18/2012	•	Cogeco Cable Inc.	•	Atlantic Broadband

•	11/15/2010	•	Rocco B. Commisso	•	Mediacom Communications Corporation

For each precedent transaction, the Financial Advisors reviewed the transaction’s Transaction TEV as a multiple of (i) the target company’s forward twelve-month (“FTM”) EBITDA (Pre-SBC) and (ii) the target company’s FTM EBITDA (Post-SBC).

The Financial Advisors calculated the following Transaction TEV/FTM EBITDA (Pre-SBC) and Transaction TEV/FTM EBITDA (Post-SBC) multiples for the selected precedent transactions:

Announcement Date	Target	Transaction TEV/FTM EBITDA (Pre-SBC)	Transaction TEV/FTM EBITDA (Post-SBC)

5/26/2015	Time Warner Cable Inc.	9.3x	9.5x

5/26/2015	Bright House Networks LLC	7.4x	7.5x

5/20/2015	Cequel Communications Holdings I, LLC (Suddenlink Communications)	9.3x	9.6x

2/14/2014	Time Warner Cable Inc.	7.8x	7.9x

2/7/2013	Bresnan Broadband Holdings, LLC (Optimum West)	8.1x	8.2x

7/18/2012	Cequel Communications Holdings I, LLC (Suddenlink Communications)	7.9x	8.0x

7/18/2012	Atlantic Broadband	N/A	8.3x

11/15/2010	Mediacom Communications Corporation	6.9x	7.0x

After reviewing the above analysis, the Financial Advisors selected, based on their professional judgment, a reference range of Transaction TEV/FTM EBITDA (Pre-SBC) multiples of 8.00x – 9.25x. The Financial Advisors then applied the reference range of Transaction TEV/FTM EBITDA (Pre-SBC) multiples of 8.00x to 9.25x to Cablevision’s estimated AOCF (Pre-SBC) for the calendar year 2016. Estimated financial data of the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. Estimated financial data of Cablevision were based on the Cablevision Forecasts.

This analysis indicated the following approximate implied per share equity value reference ranges for Cablevision, as compared to the Per Share Merger Consideration:

Implied Per Share Equity Value Reference Ranges for Cablevision	Per Share Merger Consideration
$24.11 - $31.87	$34.90

The Financial Advisors also noted that the TEV/2016E AOCF (Post-SBC) multiple of 10.0x implied by the Per Share Merger Consideration compared favorably to the TEV/2016E AOCF (Post-SBC) multiple range of 8.33x – 9.64 implied by the above equity value reference range.

No company, business or transaction used in this analysis is identical or directly comparable to Cablevision or the Merger. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition or other values of the companies, business segments or transactions to which Cablevision and the Merger were compared.

Discounted Cash Flow Analysis Based on Cablevision Forecasts. The Financial Advisors performed a DCF analysis of Cablevision to calculate the estimated present value of the standalone after-tax, unlevered free cash flows (after deduction of SBC) that Cablevision was forecasted to generate during the second half of fiscal year 2015 and the fiscal years 2016 through 2019. The Financial Advisors based the DCF analysis on projected standalone after-tax, unlevered free cash flows as approved for use by Cablevision management. The Financial Advisors performed the discounted cash flow analysis using a terminal multiple method (the “Terminal Multiple Method”), as well as a perpetuity growth method (the “Perpetuity Growth Method”) as described in further detail below.

Under the Terminal Multiple Method, the Financial Advisors calculated terminal values for Cablevision by applying terminal forward multiples of 6.5x - 7.75x to Cablevision’s estimated AOCF in the terminal year. Under the Perpetuity Growth Method, the Financial Advisors calculated terminal values for Cablevision by applying a range of perpetuity growth rates of 2.0% - 2.5% to Cablevision’s projected normalized after-tax, unlevered free cash flows in the terminal year. The unlevered free cash flows and terminal values were then discounted to present value as of June 30, 2015 using discount rates ranging from 6.25% - 7.50%, which were based on the low and the high of all three of the Financial Advisors’ estimates of Cablevision’s WACC. BofA Merrill Lynch’s estimated WACC for Cablevision was 6.36% - 7.50%, Guggenheim Securities’ estimated WACC for Cablevision was 6.27% - 7.28% and PJT Partners’ estimated WACC for Cablevision was 6.90% - 7.36%. This analysis indicated the following approximate implied per share equity value reference ranges for Cablevision as compared to the Per Share Merger Consideration:

Implied Per Share Equity Value Reference Range for Cablevision		Per Share Merger Consideration
Terminal Multiple Method	Perpetuity Growth Method
$12.38 - $20.64	$6.40 - $20.74	$34.90

Other Reference Information

Discounted Cash Flow Analysis Based on Wall Street Projections. The Financial Advisors performed a DCF analysis of Cablevision based on Wall Street consensus estimates for the second half of fiscal year 2015 and the fiscal years 2016 through 2019 (the “Wall Street Projections”). The Financial Advisors performed this DCF analysis using a Terminal Multiple Method, as well as a Perpetuity Growth Method, applying the same discount rate ranges and the same terminal forward multiple ranges (in the case of the Terminal Multiple Method) or perpetuity growth ranges (in the case of the Perpetuity Growth Method) as with respect to the DCF analysis based on Cablevision Forecasts. This analysis indicated the following approximate implied per share equity value reference ranges for Cablevision as compared to the Per Share Merger Consideration:

Implied Per Share Equity Value Reference Range for Cablevision		Per Share Merger Consideration
Terminal Multiple Method	Perpetuity Growth Method
$15.66 - $24.22	$14.21 - $31.32	$34.90

The Financial Advisors noted that the DCF analysis based on Wall Street Projections was presented merely for reference purposes only and not as a component of their fairness analysis.

Discounted Wall Street Target Prices. The Financial Advisors reviewed Wall Street most recent target share prices for Cablevision publicly available as of September 15, 2015 both on a standalone basis (which we refer to below as “Target Price (No M&A)”), as well as assuming a sale of Cablevision in light of media speculation as to a possible acquisition transaction involving Cablevision (which we refer to below as “Target Price (M&A)”). The Financial Advisors then discounted the Target Prices (No M&A) to September 15, 2015 assuming, based on their professional judgment, a 9.9% cost of equity. Each of those prices and discounted prices is reflected in the table below.

Analyst	Date of Report	Target Price (No M&A)	Target Price (M&A)	Target Price (No M&A) (discounted to September 15, 2015)

Citigroup	9/9/2015	$18.00	$34.00	$16.40

Deutsche Bank	8/17/2015	9.00	22.50	8.25

Evercore Partners	8/17/2015	20.00	25.00	18.34

JPMorgan Chase	8/10/2015	20.00	N/A	18.37

Jefferies	8/10/2015	24.00	N/A	21.04

Raymond James Financial	8/10/2015	N/A	28.00	N/A

Robert W. Baird	8/7/2015	N/A	27.00	N/A

Morgan Stanley	8/7/2015	18.00	N/A	16.54

MoffettNathanson	N/A	8.00	N/A	7.35

This review indicated the following approximate implied per share equity value reference ranges for Cablevision on a standalone basis as compared to the Per Share Merger Consideration:

Implied Per Share Equity Value Reference Range for Cablevision	Per Share Merger Consideration
$7.35 - $21.04	$34.90

Cablevision’s Financial Advisors noted that the discounted Wall Street target prices were presented merely for reference purposes only and not as a component of their fairness analysis.

Miscellaneous

As noted above, the discussion set forth above is a summary of the material financial analyses presented by the Financial Advisors to the Board of Directors in connection with their opinions and is not a comprehensive description of all analyses undertaken by the Financial Advisors in connection with their opinions. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. The Financial Advisors believe that their analyses summarized above must be considered as a whole. The Financial Advisors further believe that selecting portions of their analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Cablevision’s Financial Advisors’ analyses and opinions. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary. No single factor or analysis was determinative of the Financial Advisors’ fairness determinations. Rather, the Financial Advisors considered the totality of the factors and analyses performed in arriving at their opinions.

In performing their analyses, the Financial Advisors considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of Cablevision and Altice. The estimates of the future performance of Cablevision in or underlying the Financial Advisors’ analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by the Financial Advisors’ analyses. These analyses were prepared solely as part of the Financial Advisors’ analysis of the fairness, from a financial point of view, of the Per Share Merger Consideration to be received by the holders of Shares, taken in the aggregate, and were provided to the Board of Directors in connection with the delivery of the Financial Advisors’ opinions. The Financial Advisors expressed no opinion or view as to the allocation of the aggregate Per Share Merger Consideration payable pursuant to the Merger Agreement between the holders of the Class A Shares and the Class B Shares. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be the Financial Advisors’ view of the actual values of Cablevision.

The type and amount of consideration payable in the Merger was determined through negotiations between Cablevision and Altice, rather than by any Financial Advisor, and was approved by the Board of Directors. The decision to enter into the Merger Agreement was solely that of the Board of Directors. As described above, the Financial Advisors’ opinions and analyses were only one of many factors considered by the Board of Directors in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the Board of Directors or Cablevision management with respect to the Merger or the Per Share Merger Consideration.

Certain Cablevision Forecasts

Cablevision does not, as a matter of general practice, publicly disclose financial forecasts or internal projections as to future performance, earnings or other results. However, Cablevision management prepares, solely for its internal use in the ordinary course of business (including in consultation with its third party advisors), non-public, internal financial forecasts based on Cablevision management’s estimate of Cablevision’s anticipated future operations. The non-public, internal financial forecasts for the fiscal years 2015 through 2019 included in this section below under “ — Cablevision Projections” (the “Cablevision Projections”) were prepared by or at the direction of and approved by Cablevision management for its internal use in the ordinary course of business, (including in consultation with its third party advisors) and in connection with Cablevision’s analysis of various options available to enhance stockholder value, based solely on the information available to Cablevision management at the time of preparation. Additionally, at the direction of and with the approval of Cablevision management, the Financial Advisors calculated, based on the Cablevision Projections, unlevered free cash flows for the fiscal years 2015 through 2019 that Cablevision management reviewed and approved for use by the Financial Advisors in connection with their analysis of Cablevision (the “Cablevision Unlevered Free Cash Flows”, and, together with the Cablevision Projections, the “Cablevision Forecasts”).

The portions of the Cablevision Projections set forth below are included in this Information Statement only because this information was used by the Financial Advisors at the direction of and with the approval of Cablevision Management on a confidential basis in connection with the process resulting in the Merger Agreement. The Cablevision Unlevered Free Cash Flows set forth below are included in this Information Statement only because this information was prepared as described above and reviewed and approved by Cablevision for use in connection with the Financial Advisors’ analysis of Cablevision. The Cablevision Forecasts are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this Information Statement are cautioned not to place undue reliance on this information.

The Cablevision Forecasts were not prepared with a view toward public disclosure or toward complying with generally accepted accounting principles (“GAAP”), the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither Cablevision’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined or performed any procedures with respect to the Cablevision Forecasts, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for, and disclaim any association with, the Cablevision Forecasts.

The inclusion of the Cablevision Forecasts below should not be regarded as an indication that the Board of Directors, its advisors or any other person considered, or now considers, the Cablevision Forecasts to be a reliable prediction of actual future results, and the Cablevision Forecasts should not be relied upon as such. Although the Cablevision Forecasts presented below are presented with numerical specificity, they are not facts and were prepared at different prior periods in time. The Cablevision Forecasts were based on numerous variables and assumptions that were deemed to be reasonable as of the respective dates when such projections were finalized. Such assumptions are inherently uncertain and may be beyond the control of Cablevision. Important factors that may affect actual results and cause these Cablevision Forecasts to not be achieved include, but are not limited to, risks and uncertainties relating to Cablevision’s business (including its ability to achieve strategic goals, objectives and targets), industry performance, the legal and regulatory environment, general business and economic conditions and other factors described or referenced under “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 14, above.

Some or all of the assumptions that have been made regarding, among other things, the timing of certain occurrences or impacts, have changed since the date the Cablevision Forecasts were made and do not reflect Cablevision’s current estimates, changes in general business or economic conditions, or any other circumstances or events occurring after the date they were prepared, including the transactions contemplated by the Merger Agreement. Further, the Cablevision Forecasts do not take into account the effect of any failure of the Merger to occur and should not be viewed as accurate in that context. There can be no assurance that the Cablevision Forecasts will be realized or that Cablevision’s future financial results will not materially vary from the Cablevision Forecasts. The Cablevision Forecasts cover multiple years and such information by its nature becomes subject to greater uncertainty with each successive year, and as a result, the inclusion of the Cablevision Forecasts in this Information Statement should not be relied on as necessarily predictive of actual future events. None of Cablevision, Altice or Merger Sub undertakes any obligation to, and none intend to, update or otherwise revise the Cablevision Forecasts for any reason or purpose, even in the event that any or all of the assumptions on which the Cablevision Forecasts were based are shown to be in error.

In light of the foregoing factors and the uncertainties inherent in the Cablevision Forecasts, Cablevision stockholders are cautioned not to place undue, if any, reliance on the Cablevision Forecasts.

The Cablevision Forecasts are forward-looking statements. For information on factors that may cause Cablevision’s financial results to materially vary, see “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 14, above.

Cablevision Projections

The following is a summary of the Cablevision Projections. All amounts in the tables below are in millions of U.S. dollars except for the marginal tax rate.

	Cablevision Projections
	2H2015E	2016E	2017E	2018E	2019E
	($ in millions, except marginal tax rate)
Revenue	3,256	6,621	6,750	6,883	7,018
AOCF (Pre-SBC)(1)	858	1,816	1,848	1,889	1,931
Stock-based Compensation Expense	30	73	84	86	88
Depreciation and Amortization	416	858	857	873	890
EBIT(2)	413	885	907	930	953
Capital Expenditures	554	908	899	919	941
Change in Net Working Capital	60	6	(13)	7	7
Marginal Tax Rate	41%	41%	41%	41%	41%

Notes:

(1)	As defined in this section under “Opinions of the Financial Advisors — BofA Merrill Lynch, Guggenheim Securities and PJT Partners — Summary of Financial Analyses of Cablevision’s Financial Advisors — Certain Definitions”, beginning on page 34, above.
(2)	“EBIT” means earnings (after deduction of stock-based compensation expense) before interest and taxes.

Cablevision Unlevered Free Cash Flows

The following is a summary of the Cablevision Unlevered Free Cash Flows, which were prepared as described above and used by the Financial Advisors for the purposes of their financial analysis. All amounts in the tables below are in millions of U.S. dollars.

	2H2015E	2016E	2017E	2018E	2019E
	($ in millions)
Unlevered Free Cash Flow(1)	166	478	480	510	519

Notes:

(1)	“Unlevered free cash flow” means tax-affected EBIT (as defined in Note 2, above), plus depreciation and amortization, minus capital expenditures, minus any increase (or plus any decrease) in net working capital.

Financing

The total cash consideration for the Merger, based on the Per Share Merger Consideration and including the amount payable with respect to equity options and awards that will be accelerated upon consummation of the Merger, is estimated to be approximately $10.0 billion. In addition, it is expected that approximately $2.6 billion of existing debt of subsidiaries of Cablevision, CSC Holdings, LLC and Newsday LLC will be refinanced, and that certain fees and expenses will be paid in connection with the Merger. The Merger will be financed with $8.6 billion of new debt at CSC Holdings, LLC, for which Altice had obtained a letter commitment from the several Commitment Parties named therein prior to executing the Merger Agreement (the “Debt Commitment Letter”) (in addition to $3.1 billion of existing debt at CSC Holdings, LLC and $2.8 billion of existing debt at Cablevision Systems Corporation, which will be rolled over), cash on hand at Cablevision and $3.3 billion of cash from Altice and the Co-Investors.

The new debt at CSC Holdings, LLC will consist of a $3.8 billion senior secured term loan facility, $1.8 billion of 10.125% senior notes due 2023, $2.0 billion of 10.875% senior notes due 2025 and $1.0 billion of 6.625% senior guaranteed notes due 2025, which was initially borrowed or issued, as applicable and in each case, by Neptune Finco Corp., an indirect subsidiary of Altice incorporated for the purpose of the Merger (the “Initial Issuer”) and funded into segregated escrow accounts on October 9, 2015. Following consummation of the Merger, the Initial Issuer will merge with and into CSC Holdings, LLC, with CSC Holdings, LLC as the surviving entity. The release of the proceeds from the relevant escrow accounts to complete the Merger will be subject only to the receipt by the applicable escrow agent and the applicable trustee or administrative agent from the Initial Issuer, on or before December 16, 2016, of an officer’s certificate certifying that:

•	the Merger Agreement has not been modified, amended or waived in any respect that is material and adverse to the holders of the debt securities or, in the case of the senior secured term loan facility, the lenders and the lead arrangers of the senior secured term loan facility (as reasonably determined by the Initial Issuer and, in the case of the senior secured term facility, in consultation with the lead arranger representative) without the prior consent of the holders of a majority of the outstanding debt securities or, in the case of the senior secured term loan facility, the lead arrangers of the senior secured term loan facility, as applicable (it being understood and agreed that any increase or reduction in the purchase price shall not be deemed to be materially adverse to such financing sources; provided that any increase in the purchase price shall not be funded by indebtedness of CSC Holdings, LLC or any of its restricted subsidiaries and, in the case of the senior secured term facility, including Cablevision and its subsidiaries);

•	the Merger Agreement remains in full force and effect; and

•	as of the date of the certificate, there are no events of bankruptcy, insolvency or court protection with respect to the Initial Issuer.

Altice has obtained commitments to underwrite or place up to an aggregate amount of $3.3 billion in ordinary shares A or equity-linked securities at a price to be determined (the “Equity Commitment Letter”) from certain financial institutions party thereto (the “Equity Commitment Parties”).

The obligation of the Equity Commitment Parties to underwrite or place ordinary shares A or equity-linked securities related to such ordinary shares A under the Equity Commitment Letter is subject to certain customary conditions, including:

•	the receipt of regulatory approvals required to launch an offering of equity securities;

•	the delivery of customary offering documents and, to the extent applicable, accountant comfort letters and letters from counsel;

•	the Debt Commitment Letter shall not have been terminated;

•	the Merger Agreement shall not have been modified, amended or waived in any respect that is material and adverse to the Equity Commitment Parties without the prior consent of the Equity Commitment Parties (it being understood and agreed that any increase or reduction in the purchase price shall not be deemed to be materially adverse to the Equity Commitment Parties); and

•	the Merger Agreement remains in full force and effect.

The obligations of Altice and Merger Sub to consummate the Merger under the Merger Agreement are not subject to any financing condition.

Recent Developments in Altice’s Financing

At the date of the filing of this Information Statement, Neptune Finco Corp., an indirect subsidiary of Altice incorporated for the purposes of the Merger, has (a) completed its bond offering of $1.8 billion of 10.125%

senior notes due 2023, $2.0 billion of 10.875% senior notes due 2025 and $1.0 billion of 6.625% senior guaranteed notes due 2025 in connection with the Debt Financing, the proceeds (in aggregate amount of $4.8 billion) of which are being held in segregated escrow accounts pending completion of the Merger and (b) borrowed $3.8 billion under the senior secured term loan facility, which funds are also being held in a segregated escrow account pending completion of the Merger. In addition, on October 5, 2015, Altice completed the Equity Raise, raising approximately €1.6 billion by way of an issuance of 69,997,600 ordinary shares A and 24,825,602 ordinary shares B, each at a price of €17.00 per share, the proceeds of which have been deposited into a segregated account.

In addition, on October 27, 2015, Altice announced that funds advised by BCP and CPPIB have entered into a definitive agreement to acquire 30% of the equity of Cablevision Systems Corporation for approximately $1.0 billion.

Interests of Cablevision’s Directors and Officers in the Merger

You should be aware that, aside from their interests as stockholders of Cablevision, Cablevision’s officers and directors have interests in the Merger that may be different from, or in addition to, the interests of Cablevision stockholders generally. The Board of Directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement. These interests are described below.

Treatment of Long-Term Incentive Awards

•	Cablevision Options. At the Effective Time, each Cablevision Option will, whether vested or unvested, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and converted into a right to receive, as soon as reasonably practicable after the Effective Time (but in no event later than three business days thereafter), an amount in cash equal to the product obtained by multiplying (x) the number of Shares subject to the Cablevision Option, by (y) the excess, if any, of the Per Share Merger Consideration over the applicable exercise price per Share of such Cablevision Option, without interest, less any applicable tax withholdings. Each Cablevision Option with an exercise price that is equal to or greater than the Per Share Merger Consideration will be cancelled at the Effective Time for no consideration or payment to the holder thereof.

•	Cablevision Restricted Shares. At the Effective Time, any vesting conditions applicable to each Cablevision Restricted Share will, by virtue of the Merger and without any action on the part of the holder thereof, accelerate in full, and any performance conditions applicable to such Cablevision Restricted Share will be deemed achieved as provided in the applicable award agreements, and the Cablevision Restricted Share will be cancelled and converted into a right to receive, as soon as reasonably practicable after the Effective Time (but in no event later than three business days thereafter), an amount in cash equal to the Per Share Merger Consideration, without interest, less any applicable tax withholdings.

•

Cablevision Performance Restricted Stock Units. At the Effective Time, each Cablevision Performance RSU will, by virtue of the Merger and without any action on the part of the holder thereof, become immediately vested at the target level of performance as provided in the applicable award agreements, and be cancelled and converted into the right to receive, as soon as reasonably practicable after the Effective Time (but in no event later than three business days thereafter), an amount in cash equal to the product obtained by multiplying (x) the number of Shares subject to the vested Cablevision Performance RSU, by (y) the Per Share Merger Consideration, without interest, less any applicable tax withholdings. However, if any Cablevision Performance RSUs constitute nonqualified deferred compensation subject to Section 409A of the Code, and are not permitted to be paid at the Effective Time without triggering taxes or penalties under that section, such payments will be made at the earliest time permitted under the applicable stock plan and award agreement that will not trigger such taxes or penalties.

•	Cablevision Cash Performance Awards. At the Effective Time, each Cablevision Cash Performance Award will, by virtue of the Merger and without any action on the part of the holder thereof, become immediately vested at the target level of performance as provided in the applicable award agreements, and such vested Cablevision Cash Performance Award will be paid to the holder, without interest and less any applicable tax withholdings, as soon as reasonably practicable after the Effective Time (but in no event later than three business days thereafter); provided that (i) Cablevision Cash Performance Awards with a performance period ending on December 31, 2015 will be paid based on the actual performance in accordance with their terms and (ii) Cablevision Cash Performance Awards with a performance period ending on December 31, 2016 will be paid based on the actual performance level through June 30, 2015 (which is 136.2% of the target level).

•	Cablevision Director Restricted Stock Units. At the Effective Time, each Cablevision Director RSU will, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and converted into a right to receive, as soon as reasonably practicable after the Effective Time (but in no event later than three business days thereafter), an amount in cash equal to the product obtained by multiplying (x) the number of Shares subject to the Cablevision Director RSU by (y) the Per Share Merger Consideration, without interest. However, if any Cablevision Director RSUs constitute nonqualified deferred compensation subject to Section 409A of the Code and are not permitted to be paid at the Effective Time without triggering taxes or penalties under that section, such payments will be made at the earliest time permitted under the applicable stock plan and award agreement that will not trigger such taxes or penalties.

•	Dividends and Dividend Equivalent Payments. Any dividend or dividend equivalent rights associated with any Cablevision Equity Award will be paid at the same time as the Cablevision Equity Award is paid in connection with the Merger.

•	Quantification of Payments. For an estimate of amounts that would be payable to each of Charles F. Dolan, James L. Dolan, Gregg G. Seibert, Brian G. Sweeney and Kristin A. Dolan (each individually, a “Named Executive Officer”, and collectively, “Named Executive Officers” of Cablevision) on settlement of their unvested long-term incentive awards, see “— Quantification of Potential Payments to Named Executive Officers in Connection with the Merger” beginning on page 47, below. The estimated aggregate amount that would be payable to Cablevision’s three other officers who are not Named Executive Officers in settlement of their unvested long-term incentive awards (based on such officers’ holdings as of the date hereof) if the Merger were consummated on April 1, 2016 is $13,090,711.

Executive Employment Agreements and Severance Practices

Cablevision is party to an employment agreement with each of its Named Executive Officers. These employment agreements, other than the agreement with Mr. Charles F. Dolan, provide for severance payments and benefits in connection with a termination of employment by Cablevision without “cause” or by the officer for “good reason” (each as defined in the employment agreements) prior to the scheduled expiration date of the agreement, which we refer to as a qualifying termination. The employment agreement with Mr. Charles F. Dolan does not provide for any post-employment benefits in the event of the termination of his employment by him or Cablevision other than in the case of Mr. Dolan’s death or disability. Cablevision’s three other officers either have an employment agreement that provides for severance benefits on a qualifying termination or are entitled to payments and benefits under Cablevision’s severance practices on a termination of employment by Cablevision without cause. The following is a summary of the severance payments and/or benefits that would be provided to each of Cablevision’s officers in connection with a qualifying termination or termination without cause, as applicable.

Employment Agreements with Messrs. James Dolan, Ellen, Seibert and Sweeney and Ms. Kristin Dolan

On a qualifying termination, Messrs. Ellen and Sweeney and Ms. Kristin Dolan are entitled to a severance payment equal to two times the sum of base salary and annual target bonus; Messrs. James Dolan and Seibert are entitled to a severance payment determined by the Compensation Committee of the Board of Directors and Cablevision, respectively, but in no event less than two times the sum of base salary and annual target bonus. The severance payment is payable to Mr. James Dolan on the 90th day following termination and for the other officers is payable 60% on the six-month anniversary of termination and 40% on the 12-month anniversary of termination. Additionally, each officer is entitled to a prorated annual bonus for the year in which the termination of employment occurred and, if not previously paid, a bonus for the year preceding the year of termination. The bonuses are payable to the same extent that, and at the same time as, other officers receive payment of bonuses for the applicable year as determined by the compensation committee of the Board of Directors in its sole discretion. Mr. James Dolan is also entitled to continued payment of premiums on an existing whole life insurance policy to the extent necessary to provide for payment of the initial targeted death benefit under the policy. The officers will have “good reason” to resign as of consummation of the Merger.

Each of the employment agreements with Messrs. James Dolan, Ellen, Seibert and Sweeney and Ms. Kristin Dolan contains a Section 280G “net better” cutback provision, which provides that, if any amounts or benefits payable to the officer under his or her employment agreement would be subject to an excise tax under Section 4999 of the Code, then such amounts or benefits will be reduced to the maximum amount of payments and benefits that would not be subject to an excise tax if the resulting after-tax payments to the officer are greater than the after-tax payments without reduction.

Pursuant to the employment agreements, each of Messrs. James Dolan, Ellen, Seibert and Sweeney and Ms. Kristin Dolan are subject to a non-competition covenant and a non-solicitation of employees covenant applicable for 12 months following the executive’s termination of employment.

Severance Practices

Cablevision’s other officers are not party to an employment agreement with Cablevision and, accordingly, would be entitled to severance payments and benefits in accordance with Cablevision’s severance practices on a termination of employment by Cablevision without cause. The severance practices entitle these two officers to severance equal to two weeks of pay for every completed year of service, with a minimum of one year of base salary. Additionally, if the termination is after July 1 of a calendar year, then the officer will be entitled to a bonus for the year of termination based on actual performance. These officers will also be entitled to outplacement services for 12 months following termination.

Quantification of Severance Payments and Benefits

For an estimate of the value of the severance payments and/or benefits that would be payable to each of Cablevision’s Named Executive Officers in connection with a qualifying termination, see “— Quantification of Potential Payments to Named Executive Officers in Connection with the Merger” beginning on page 47, below. The estimated aggregate amount of severance payments and/or benefits that would be payable to Cablevision’s three other officers if they were to experience a qualifying termination or a termination of employment without cause, as applicable, on April 1, 2016 is $7,100,000.

Other Interests

Cablevision’s directors and officers are entitled, under the Merger Agreement after the Merger is consummated, to certain continued indemnification (including advancement of expenses as incurred) to the fullest extent permitted by applicable law arising out of or related to their service as a director or officer of Cablevision or its subsidiaries, and insurance coverage, for a period of at least six years following consummation of the Merger, that is substantially equivalent to and in any event not less favorable in the aggregate than the existing policies subject to certain limitations, including a cap on insurance premiums required to be paid to obtain such coverage of 300% of the last annual premium paid prior to the date of the Merger Agreement. In addition, Cablevision and Altice have agreed that Cablevision will pay Mr. Seibert a transaction bonus equal to $10 million at the Effective Time. Also, prior to the Effective Time, Altice may, in its discretion, initiate negotiations of agreements, arrangements and understandings with any of Cablevision’s officers or directors regarding compensation or benefits and may enter into definitive agreements with such officers or directors regarding the foregoing. To Cablevision’s knowledge, as of the date of this Information Statement, Altice has not entered into any such new agreements, arrangements or understandings regarding compensation or benefits with any of Cablevision’s officers or directors.

Quantification of Potential Payments to Named Executive Officers in Connection with the Merger

Golden Parachutes

In accordance with Item 402(t) of Regulation S-K, the table below entitled “Golden Parachute Compensation” sets forth the estimated amounts of compensation that are based on or otherwise relate to the Merger that may become payable to each of Cablevision’s Named Executive Officers. Please see the previous portions of this section “— Interests of Cablevision’s Directors and Officers in the Merger” beginning on page 44, above, for additional information regarding this compensation.

The amounts indicated below are estimates of the amounts that would be payable assuming, solely for purposes of this table, that the Merger is consummated on April 1, 2016, and the employment of each of the Named Executive Officers was terminated by Cablevision without cause or by the Named Executive Officer for good reason on that date. As described below, some of the amounts set forth in the table would be payable by virtue of consummation of the Merger (“single-trigger” payments) and some amounts would be payable only if a termination of employment or service occurs in connection with or following the Merger (“double-trigger” payments). In addition to the assumptions regarding the consummation date of the Merger and termination of the employment of the Named Executive Officers, these estimates are based on certain other assumptions that are described in the footnotes accompanying the table below. Accordingly, the ultimate values to be received by a Named Executive Officer in connection with the Merger may differ from the amounts set forth below.

Golden Parachute Compensation

Name	Cash ($)	Equity ($)	Pension/NQDC ($)	Perquisites/ Benefits ($)	Other ($)	Total ($)
	(a)	(b)			(c)	(d)
Charles F. Dolan Chairman	—	19,277,325	—	—	5,073,450	24,350,775

James L. Dolan Chief Executive Officer	12,000,000	55,493,344	—	—	3,097,823	70,591,167

Gregg G. Seibert Vice Chairman	3,750,000	9,527,402	—	—	14,086,000	27,363,402

Brian G. Sweeney President and Chief Financial Officer	9,000,000	7,709,902	—	—	2,043,000	18,752,902

Kristin A. Dolan Chief Operating Officer	9,000,000	7,709,902	—	—	2,043,000	18,752,902

(a)	The amounts in this column represent the double-trigger cash severance payments, equal to two times the sum of base salary and target bonus, which certain Named Executive Officers would be entitled to receive pursuant to their employment agreements upon consummation of the Merger followed by a qualifying termination of employment or service at any time following the completion of the Merger. The Named Executive Officers are also entitled to receive a prorated annual bonus for the year of termination based on actual performance. Assuming that the Merger is consummated on April 1, 2016, the employment of each of the Named Executive Officers is terminated by Cablevision without cause or by the Named Executive Officer for good reason on that date, and actual performance for 2016 is equal to the target bonus level, then the prorated annual bonus payable to each Named Executive Officer would be: Mr. James Dolan: $1,000,000; Mr. Seibert: $312,500; Mr. Sweeney: $750,000; Ms. Dolan: $750,000.

(b)	The amounts in this column represent the value of unvested Cablevision Equity Awards held by the Named Executive Officers (based on their holdings as of the date hereof that will not have vested prior to April 1, 2016), which would be converted into rights to receive payment as described above in “— Interests of Cablevision’s Directors and Officers in the Merger — Treatment of Long-Term Incentive Awards”. For purposes of determining the value of the unvested Cablevision Equity Awards, the price per Share is equal to the Per Share Merger Consideration ($34.90). The amounts in this column, which are single-trigger payments, consist of:

Name	Cablevision Options ($)(1)	Cablevision Restricted Shares ($)(2)	Cablevision Performance RSUs ($)(3)	Dividends or Dividend Equivalents ($)(4)	Total ($)
Charles F. Dolan	—	12,281,310	6,617,040	378,975	19,277,325
James L. Dolan	55,493,344	—	—	—	55,493,344
Gregg G. Seibert	—	7,522,137	1,776,410	228,855	9,527,402
Brian G. Sweeney	—	4,901,147	2,666,360	142,395	7,709,902
Kristin A. Dolan	—	4,901,147	2,666,360	142,395	7,709,902

(1)	Pursuant to the Merger Agreement, all outstanding unvested Cablevision Options will be cancelled at the Effective Time in exchange for a cash payment equal to the product obtained by multiplying (1) the excess, if any, of the Per Share Merger Consideration over the exercise price per Share of that Cablevision Option by (2) the number of Shares subject to that Cablevision Option, less any applicable tax withholdings. The values in this column represent the portion of such value attributable to unvested options.
(2)	Pursuant to the Merger Agreement, each Cablevision Restricted Share will vest in full and will be cancelled at the Effective Time in exchange for a cash payment, less required tax withholdings, equal to the Per Share Merger Consideration. The values in this column represent the portion of such value attributable to outstanding Cablevision Restricted Shares.
(3)	Pursuant to the Merger Agreement, each Cablevision Performance RSU will become automatically vested at the target level of performance, and the Cablevision Performance RSU will be automatically cancelled in exchange for a cash payment equal to the Per Share Merger Consideration multiplied by the number of Shares with respect to that Cablevision Performance RSU, less any applicable tax withholdings. The values in this column represent the portion of such value attributable to outstanding unvested Cablevision Performance RSUs.
(4)	The amounts in this column represent the value of any dividend or dividend equivalent rights associated with any unvested Cablevision Equity Award, which will be paid at the same time as the Cablevision Equity Award is paid in connection with the Merger.

(c)

The amounts in this column represent the value of the Cablevision Cash Performance Awards with a performance period ending on December 31, 2016 at the actual performance level as of June 30, 2015, which will be paid to the Named Executive Officer in connection with the Merger. These amounts are single-trigger payments. For Mr. James Dolan, the amounts in this column also include the 2015 cash performance award of $1,109,303 at the target performance level, which will be paid to Mr. James Dolan in connection with the Merger. For Mr. Seibert, the amounts in this column also represent the $10 million single-trigger transaction bonus that will be payable to Mr. Seibert on consummation of the Merger.

(d)	The amounts in this column represent the aggregate dollar value of the sum of all amounts reported in columns (a) through (c). Each Named Executive Officer’s employment agreement, other than Mr. Charles Dolan’s employment agreement, includes a “cutback” to the extent necessary to avoid the imposition of the Code Section 4999 excise tax, if the cutback would provide the officer with greater after-tax payments than the after-tax payments without a cutback.

Litigation Related to the Merger

On September 24, 2015, a putative shareholder class action lawsuit was filed in the Court of Chancery of the State of Delaware, captioned Arnold Wandel, Individually and on Behalf of All Others Similarly Situated v. Cablevision Systems Corp., et al., Case No. 11539, against Cablevision, each member of the Board of Directors, Altice and Merger Sub. The complaint alleges that the Board of Directors breached its fiduciary duties to Cablevision stockholders by approving the sale of Cablevision to Altice for inadequate consideration and by agreeing to preclude other potential acquirors from tendering superior proposals, and that Altice aided and abetted the breaches. The complaint seeks preliminary and permanent injunctive relief blocking the closing of the Merger, rescission of the Merger were it to close, costs, attorneys’ fees and such other relief as the court may deem just and proper. The parties have agreed to suspend the time to answer or otherwise respond to the complaint until plaintiffs file a consolidated complaint, at which time the parties will meet and confer on a schedule. Cablevision believes that this claim is without merit and intends to defend this lawsuit vigorously, but is unable to predict the outcome of this lawsuit or reasonably estimate a range of possible loss.

Also on September 24, 2015, a second putative shareholder class action lawsuit, captioned James R. Gould, Jr., On Behalf of Himself and All Others Similarly Situated v. Cablevisions Systems Corporation, et al., Case No. 11541 was filed in the Court of Chancery of the State of Delaware against Cablevision, each member of the Board of Directors, Altice and Merger Sub. The complaint alleges that the Board of Directors breached its fiduciary duties to Cablevision’s stockholders by, among other reasons, failing to properly value Cablevision and failing to take steps to maximize the value of Cablevision to its public stockholders, and that Altice, Cablevision and Merger Sub aided and abetted the breaches. The complaint seeks injunctive relief blocking the closing of the Merger, unspecified damages, costs, attorneys’ fees and such other relief as the court may deem just and proper. The parties have agreed to suspend the time to answer or otherwise respond to the complaint until plaintiffs file a consolidated complaint, at which time the parties will meet and confer on a schedule. Cablevision believes that this claim is without merit and intends to defend this lawsuit vigorously, but is unable to predict the outcome of this lawsuit or reasonably estimate a range of possible loss.

Delisting and Deregistration of the Shares

If the Merger is consummated, the Class A Shares will be delisted from the NYSE and deregistered under the Exchange Act (the Class B Shares are not listed on any stock exchange and are not registered under the Exchange Act), and Cablevision will no longer file periodic reports with the SEC on account of any of the Shares.

Material United States Federal Income Tax Consequences of the Merger

The following is a summary of the material U.S. federal income tax consequences of the Merger to United States Holders (as defined below) whose Shares are converted into the right to receive cash in the Merger. This summary is based on the Internal Revenue Code of 1986, as amended, applicable treasury regulations and administrative and judicial interpretations thereunder, each as in effect as of the date hereof, all of which may change, possibly with retroactive effect. This summary is not a comprehensive description of all U.S. federal income tax considerations that may be relevant to the Merger. This summary does not apply to holders who receive cash pursuant to the exercise of appraisal rights. This summary applies only to United States Holders that hold their Shares as capital assets, and may not apply to Shares received pursuant to the exercise of employee stock options or otherwise as compensation, Shares held as part of a “straddle”, “hedge”, “conversion transaction”, constructive sale or other integrated transaction, holders in special tax situations (such as dealers in securities or currencies, traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, banks, insurance companies, tax-exempt organizations, U.S. expatriates, “controlled foreign corporations” or “passive foreign investment companies”), or holders whose functional currency is not the U.S. dollar. This discussion does not address any aspect of U.S. Medicare tax, federal gift or estate tax, or state, local or foreign taxation.

If a partnership holds Shares, the tax treatment of a partner in the partnership generally will depend on the status of the partner and the tax treatment of the partnership. Accordingly, partnerships that hold Shares and partners in such partnerships should consult their tax advisors with regard to the U.S. federal income tax consequences of the Merger.

THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES SET FORTH BELOW ARE BASED ON CURRENT LAW. BECAUSE INDIVIDUAL CIRCUMSTANCES MAY DIFFER, EACH HOLDER SHOULD CONSULT SUCH HOLDER’S OWN TAX ADVISOR TO DETERMINE THE APPLICABILITY OF THE RULES DISCUSSED BELOW TO SUCH HOLDER AND THE PARTICULAR TAX EFFECTS OF THE MERGER TO SUCH HOLDER, INCLUDING THE APPLICATION AND EFFECT OF U.S. FEDERAL ESTATE AND GIFT, STATE, LOCAL AND OTHER TAX LAWS.

For purposes of this discussion, the term “United States Holder” means a beneficial owner of Shares that is, for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•	a domestic corporation;

•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•	a trust if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (ii) the trust has validly elected to be treated as a “United States person” under applicable Treasury regulations.

The receipt of cash for Shares pursuant to the terms of the Merger Agreement will be a taxable transaction for U.S. federal income tax purposes. In general, a United States Holder will recognize gain or loss in an amount equal to the difference between such United States Holder’s adjusted federal income tax basis in such Shares converted into the right to receive cash in the Merger and the amount of cash you receive for such Shares. Gain or loss must be determined separately for each block of Shares (i.e., Shares acquired at the same cost in a single transaction) converted into the right to receive cash in the Merger. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if, on the date of the Merger, such Shares were held for more than one year. Long-term capital gains recognized by an individual generally will be taxed at preferential rates. Net capital losses may be subject to limits on deductibility.

Information Reporting and Backup Withholding. Payments made to a non-corporate United States Holder in connection with the Merger generally will be subject to information reporting and may be subject to backup withholding.

Backup withholding generally applies if a United States Holder (i) fails to provide an accurate taxpayer identification number or (ii) in certain circumstances, fails to comply with applicable certification requirements. Backup withholding is not an additional tax and may be refunded by the IRS to the extent it results in an overpayment of tax. Certain persons generally are entitled to exemption from information reporting and backup withholding, including corporations. Certain penalties apply for failure to provide correct information and for failure to include reportable payments in income. Each holder should consult with his or her own tax advisor as to his or her qualification for exemption from backup withholding and the procedure for obtaining such exemption.

Regulatory Approvals

U.S. Antitrust Filing

Under the HSR Act, certain transactions, including the Merger, may not be consummated unless certain waiting period requirements have expired or been terminated. The HSR Act provides that each party must file a pre-merger notification with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”). A transaction notifiable under the HSR Act may not be consummated until the expiration or termination of a 30-calendar-day waiting period following the parties’ filings of their respective HSR Act notification forms. If the FTC or DOJ issues a Request for Additional Information and Documentary Material prior to the expiration of the initial waiting period, the parties must observe a second 30-calendar-day waiting period that would begin to run only after both parties have substantially complied with the request for additional information.

On October 7, 2015, Altice (on behalf of its ultimate parent, Patrick Drahi) and Cablevision submitted their respective Notification and Report Forms under the HSR Act, triggering a 30-calendar-day waiting period expiring on November 6, 2015, unless otherwise extended or earlier terminated. On November 4, 2015, Altice and Cablevision were notified that early termination of the waiting period under the HSR Act had been granted.

At any time before or after the Merger is consummated, the FTC or DOJ could take action under the antitrust laws in opposition to the Merger, including seeking to enjoin consummation of the Merger, condition consummation of the Merger upon the divestiture of assets of Altice, Cablevision or their respective subsidiaries or impose restrictions on Altice’s post-Merger operations. In addition, U.S. state attorneys general could take action under the antitrust laws as they deem necessary or desirable in the public interest, including, without limitation, seeking to enjoin consummation of the Merger or permitting consummation of the Merger subject to regulatory concessions or conditions. Private parties may also seek to take legal action under the antitrust laws under some circumstances.

FCC Approval

As a condition to consummation of the Merger, the FCC must adopt and release an order granting any required consent to the transfer of control of certain licenses held by Cablevision or its subsidiaries to Altice. In connection with such approval, pursuant to the Communications Act of 1934, as amended, the FCC must determine whether Altice is qualified to control these licenses and whether such transfer of control is consistent with the Communications Act and FCC rules and would serve the public interest, convenience and necessity.

On October 14, 2015, Altice and Cablevision filed applications with the FCC to obtain an order granting consent to the transfer of control of any licenses held by Cablevision and its subsidiaries to Altice. On November 5, 2015, the FCC issued a Public Notice seeking comment on the applications; initial comments are due on December 7, 2015, and reply comments are due on December 22, 2015.

State and Local Approvals

Under the terms of the Merger Agreement, consummation of the Merger is subject to receipt of authorizations of certain state and local public utilities commissions and franchise authorities. Certain of Cablevision’s cable franchise agreements require notification to and approval by the cable franchise authorities at the state or local level of transactions such as the Merger, in order to review Altice’s legal, financial and technical qualifications to run the local cable system. In addition, Altice and Cablevision are required to obtain approval of certain state public utility commissions that have jurisdiction over transfers of control of authorizations to provide telephone service. As a general matter, those state commissions, consistent with their states’ laws, must determine whether Altice is qualified to control these authorizations and whether the transfer of control of such authorizations is consistent with the public interest, convenience and necessity and, in some cases, must approve the encumbrance of Cablevision’s assets that is contemplated by the Merger. Altice and Cablevision have agreed that satisfaction of the relevant closing condition will require that authorizations of certain state and local public utilities commissions and franchise authorities have been received.

On November 2, 2015, Altice and Cablevision filed applications seeking consent to transfer control of cable franchises with approximately 60 local cable franchise authorities in Cablevision’s existing service areas. As of December 1, 2015, 25 have granted approval and the remaining are still pending.

On November 4, 2015 and November 5, 2015, Altice and Cablevision submitted several applications to state commissions to obtain any consent required for the transaction. As of December 1, 2015, these applications are still pending. On November 23, 2015, the New York Public Service Commission issued a Notice Inviting Comments on the application; initial comments are due on January 22, 2016, and reply comments are due on February 5, 2016.

CFIUS Approval

Consummation of the Merger is also subject to review and clearance by CFIUS under the Defense Production Act of 1950, as amended, by the Foreign Investment and National Security Act of 2007, which provides for national security reviews of transactions that could result in control by a foreign person of a U.S. business. CFIUS notification is voluntary, but provides a means to assure that the President of the United States will not exercise his authority to block the transaction or require divestiture after closing a transaction. CFIUS considers many factors in determining whether a proposed transaction threatens to impair national security, including domestic production needed for national defense requirements, the capability of domestic industries to meet national defense requirements and the potential effects on U.S. international technological leadership in areas affecting national security. Cablevision currently expects that a CFIUS filing will be made in due course.

Altice and Cablevision are required, pursuant to the terms of the Merger Agreement, to cooperate in making filings with and obtaining authorizations, approvals or consents from governmental authorities. While Altice and Cablevision expect to obtain all required regulatory approvals, we cannot assure you that these regulatory approvals will be obtained or that the granting of these regulatory approvals will not involve the imposition of additional conditions on consummation of the Merger, including the requirement to divest assets, require changes to the terms of the Merger Agreement or require Cablevision or Altice to make certain commitments with respect to the operation of the business following consummation of the Merger. In certain cases, these conditions or changes could result in the conditions to the Merger not being satisfied. For a more detailed discussion of the parties’ obligations to cooperate in making filings with and obtaining authorizations, approvals or consents from governmental authorities, see “The Merger Agreement — Filings; Information and Meetings; Other Actions” beginning on page 63, below, and “The Merger Agreement — Conditions to Consummation of the Merger” beginning on page 67, below.

THE MERGER AGREEMENT

This section describes the material terms of the Merger Agreement. The description of the Merger Agreement in this section and elsewhere in this Information Statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A and is incorporated by reference into this Information Statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully and in its entirety. This section is not intended to provide you with factual information about Cablevision. Such information can be found elsewhere in this Information Statement and in the public filings Cablevision makes with the SEC, as described in the section entitled, “Where You Can Find More Information” beginning on page 88, below.

Explanatory Note Regarding the Merger Agreement

The Merger Agreement, a copy of which is attached as Annex A, and this summary are included in this Information Statement to provide you with information regarding its terms. Factual disclosures about Cablevision contained in this Information Statement or in Cablevision’s public reports filed with the SEC may supplement, update or modify the factual disclosures about Cablevision contained in the Merger Agreement. The representations, warranties and covenants made in the Merger Agreement by Cablevision, Altice and Merger Sub were made solely to the parties to, and solely for the purposes of, the Merger Agreement and as of specific dates and were qualified and subject to important limitations agreed to by Cablevision, Altice and Merger Sub in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by matters contained in the disclosure letter delivered by Cablevision to Altice in connection with the Merger Agreement (the “Cablevision Disclosure Letter”), which disclosures are not reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts of Cablevision, Altice, Merger Sub or any of their respective subsidiaries or affiliates.

Effects of the Merger; Directors and Officers; Certificate of Incorporation; By-laws

The Merger Agreement provides for the Merger of Merger Sub with and into Cablevision upon the terms, and subject to the conditions, set forth in the Merger Agreement and in accordance with the DGCL. As a result of the Merger, the separate corporate existence of Merger Sub will cease and Cablevision will continue as the Surviving Corporation and as a subsidiary of Altice. The directors of Merger Sub and the officers of Cablevision at the Effective Time will, from and after the Effective Time, be the directors and officers, respectively, of the Surviving Corporation, in each case, until their respective successors have been duly elected or appointed and qualified in accordance with the certificate of incorporation, by-laws and applicable law.

At the Effective Time, the certificate of incorporation of the Surviving Corporation will be amended in its entirety to read as set forth in Exhibit A to the Merger Agreement, and the by-laws of Cablevision in effect at the Effective Time will be the by-laws of the Surviving Corporation, in each case, until amended in accordance with the certificate of incorporation, by-laws and applicable law, subject to Altice’s obligations to maintain in effect the provisions of the certificate of incorporation and the by-laws regarding elimination of liability, indemnification and advancement of expenses as further described in the

Merger Agreement. Following consummation of the Merger, the Class A Shares will be delisted from the NYSE, deregistered under the Exchange Act and cease to be publicly traded (the Class B Shares are not listed on any stock exchange and are not registered under the Exchange Act).

Closing Date and Effective Time

Unless otherwise mutually agreed in writing by Cablevision, Altice and Merger Sub, the closing of the Merger will take place on the third business day (the “Closing Date”) following the day on which the last of the conditions to the closing of the Merger (described in this section under “— Conditions to Consummation of the Merger” beginning on page 67, below) have been satisfied or waived (other than conditions that by their nature are to be satisfied at the closing of the Merger, but subject to the satisfaction or waiver of those conditions at the closing of the Merger).

The Effective Time of the Merger will occur at such time as the Certificate of Merger is duly filed with and accepted by the Delaware Secretary of State (or at such later time as Cablevision and Altice may agree and specify in the Certificate of Merger).

Assuming timely satisfaction of the necessary closing conditions, we currently expect the closing of the Merger to occur in the first half of 2016.

Treatment of Shares and Long-Term Incentive Awards

•	Common Stock. At the Effective Time, each Share issued and outstanding immediately prior to the Effective Time (other than Excluded Shares) will be converted into the right to receive from Altice the Per Share Merger Consideration, without interest, less any applicable withholding taxes. By virtue of the Merger, each Excluded Share will be cancelled without payment and will cease to exist, subject to any appraisal rights the holder thereof may have under the DGCL, as described in the section entitled “Appraisal Rights” beginning on page 73, below.

•	Cablevision Options. At the Effective Time, each Cablevision Option will, whether vested or unvested, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and converted into a right to receive, as soon as reasonably practicable after the Effective Time (but in no event later than three business days thereafter), an amount in cash equal to the product obtained by multiplying (x) the number of Shares subject to the Cablevision Option, by (y) the excess, if any, of the Per Share Merger Consideration over the applicable exercise price per Share of such Cablevision Option, without interest, less any applicable tax withholdings. Each Cablevision Option with an exercise price that is equal to or greater than the Per Share Merger Consideration will be cancelled at the Effective Time for no consideration or payment to the holder thereof.

•	Cablevision Restricted Shares. At the Effective Time, any vesting conditions applicable to each Cablevision Restricted Share will, by virtue of the Merger and without any action on the part of the holder thereof, accelerate in full, and any performance conditions applicable to such Cablevision Restricted Share will be deemed achieved as provided in the applicable award agreements, and the Cablevision Restricted Share will be cancelled and converted into a right to receive, as soon as reasonably practicable after the Effective Time (but in no event later than three business days thereafter), an amount in cash equal to the Per Share Merger Consideration, without interest, less any applicable tax withholdings.

•

Cablevision Performance Restricted Stock Units. At the Effective Time, each Cablevision Performance RSU will, by virtue of the Merger and without any action on the part of the holder thereof, become immediately vested at the target level of performance as provided in the applicable award agreements, and be cancelled and converted into the right to receive, as soon as reasonably practicable after the Effective Time (but in no event later than three business days thereafter), an amount in cash equal to the product obtained by multiplying (x) the number of Shares subject to the vested Cablevision Performance RSU, by (y) the Per Share Merger Consideration, without interest, less any applicable tax withholdings. However, if any Cablevision Performance RSUs constitute nonqualified deferred compensation subject to Section 409A of the Code and are not permitted to be paid at the Effective Time without triggering taxes or penalties under that section, such payments will be made at the earliest time permitted under the applicable stock plan and award agreement that will not trigger such taxes or penalties.

•	Cablevision Cash Performance Awards. At the Effective Time, each Cablevision Cash Performance Award will, by virtue of the Merger and without any action on the part of the holder thereof, become immediately vested at the target level of performance as provided in the applicable award agreements, and such vested Cablevision Cash Performance Award will be paid to the holder, without interest and less any applicable tax withholdings, as soon as reasonably practicable after the Effective Time (but in no event later than three business days thereafter); provided that (i) Cablevision Cash Performance Awards with a performance period ending on December 31, 2015 will be paid based on the actual performance in accordance with their terms and (ii) Cablevision Cash Performance Awards with a performance period ending on December 31, 2016 will be paid based on actual performance level through June 30, 2015 (which is 136.2% of the target level).

•	Cablevision Director Restricted Stock Units. At the Effective Time, each Cablevision Director RSU will, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and converted into a right to receive, as soon as reasonably practicable after the Effective Time (but in no event later than three business days thereafter), an amount in cash equal to the product obtained by multiplying (x) the number of Shares subject to the Cablevision Director RSU by (y) the Per Share Merger Consideration, without interest. However, if any Cablevision Director RSUs constitute nonqualified deferred compensation subject to Section 409A of the Code and are not permitted to be paid at the Effective Time without triggering taxes or penalties under that section, such payments will be made at the earliest time permitted under the applicable stock plan and award agreement that will not trigger such taxes or penalties.

•	Dividends and Dividend Equivalent Payments. Any dividend or dividend equivalent rights accrued under any Cablevision Equity Award will be paid at the same time as the Cablevision Equity Award is paid in connection with the Merger.

Surrender and Payment Procedures

Prior to the Effective Time, Altice will appoint, with Cablevision’s consent, the paying agent for the purpose of exchanging Shares for the Per Share Merger Consideration. Altice will deposit, or cause to be deposited, with the paying agent an amount in cash in immediately available funds equal to the aggregate Per Share Merger Consideration to be held in trust for the benefit of the holders of Shares.

Promptly after the Effective Time, and in any event within three business days, Altice will send (or cause the paying agent to send) to each holder of Shares (other than Excluded Shares) (i) a letter of transmittal for effecting the surrender of book-entry Shares or certificates, which will specify that delivery will be effected, and risk of loss and title will pass, with respect to book-entry Shares, only upon delivery of an “agent’s message” regarding the book-entry transfer of book-entry Shares (or such other evidence, if any, of the transfer as the paying agent may reasonably request), and with respect to certificates, only upon delivery of the certificates (or affidavits of loss in lieu thereof), and (ii) instructions for effecting the surrender of book-entry Shares or certificates (or affidavits of loss in lieu thereof) to the paying agent.

If the Merger is consummated, you will receive a letter of transmittal and instructions regarding the surrender of your Shares and the receipt of payment for your Shares. Please do not send in the stock certificates evidencing Shares held by you at this time. You should not return your stock certificates to

Cablevision, and you should not forward your stock certificates to the paying agent, without a letter of transmittal. The letter of transmittal will include detailed information regarding how you can obtain the Per Share Merger Consideration with respect to your Shares.

If you have lost a certificate, or if it has been stolen or destroyed, then before you will be entitled to receive the Per Share Merger Consideration, you will have to make an affidavit of the loss, theft or destruction, and if required by the Surviving Corporation, post a bond in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such lost, stolen or destroyed certificate. These procedures will be described in the letter of transmittal and instructions that you will receive, which you should read carefully in their entirety.

Representations and Warranties

Representations and Warranties of Cablevision

Cablevision made customary representations and warranties in the Merger Agreement that are subject, in many cases, to exceptions and qualifications contained in the Merger Agreement, in the Cablevision Disclosure Letter or in certain reports Cablevision has filed with the SEC. These representations and warranties relate to, among other things:

•	Cablevision’s due organization, existence and good standing and authority to carry on Cablevision’s businesses;

•	Cablevision’s capitalization and the capitalization of its subsidiaries:

•	Cablevision’s corporate power and authority related to, and the fairness of, the Merger Agreement, including:

•	due authorization, ability to perform Cablevision’s obligations and enforceability of the Merger Agreement against us;

•	the approval of the Merger Agreement and the Merger by the Board of Directors, and the declaration of advisability and recommendation of the Merger Agreement and the Merger by the Board of Directors;

•	Cablevision’s receipt of a fairness opinion from each of BofA Merrill Lynch, Guggenheim Securities and PJT Partners;

•	that the only vote necessary to adopt the Merger Agreement is the Requisite Stockholder Approval;

•	filings, notices, consents or authorizations required to be made with or obtained from governmental authorities;

•	the absence of breach or violation of, or default under Cablevision’s governing documents or contracts;

•	the accuracy of Cablevision’s filings with the SEC since December 31, 2012 and the financial statements included therein, Cablevision’s disclosure controls and procedures and Cablevision’s internal controls over financial reporting;

•	the absence of any loan or other extension of credit by Cablevision to any executive officer or director in violation of Rule 402 of the Sarbanes Oxley Act and the absence, since December 31, 2014 to the date of the Merger Agreement, of any transaction that would be required to be disclosed under Item 404 of Regulation S-K;

•	the conduct of Cablevision’s business in the ordinary course since December 31, 2014 and the absence since then of any event, occurrence, development or state of circumstances or facts that has had or would be reasonably expected to have, individually or in the aggregate, a Cablevision Material Adverse Effect (as described below);

•	the absence of legal proceedings against Cablevision or any of its subsidiaries and of any order or decree to which Cablevision or any of its subsidiaries are subject;

•	the absence of undisclosed liabilities, subject to certain exceptions including as reflected or reserved in Cablevision’s consolidated balance sheet as of December 31, 2014;

•	employee benefit plans of Cablevision and its subsidiaries;

•	certain labor and employment matters relating to Cablevision and its subsidiaries;

•	Cablevision’s and its subsidiaries’ compliance with applicable laws and the obtaining of, compliance with and validity of licenses necessary to conduct Cablevision’s business as presently conducted;

•	the provision, validity, effectiveness and absence of defaults under certain material contracts;

•	Cablevision’s or its subsidiaries’ good title to or a valid leasehold interest in and absence of liens on Cablevision’s material owned real property and material leases of real property;

•	the absence of any anti-takeover provision in Cablevision’s governing documents and the inapplicability of any anti-takeover law to the Merger;

•	environmental matters;

•	tax matters;

•	intellectual property and related matters;

•	insurance matters;

•	Cablevision’s compliance with, and the validity of franchises granted to Cablevision and its subsidiaries and the absence of audits or similar proceedings with respect to them; and

•	the absence of any undisclosed broker’s or finder’s fees.

Cablevision Material Adverse Effect

Many of Cablevision’s representations and warranties are qualified by, among other things, exceptions relating to the absence of a material adverse effect on Cablevision and its subsidiaries, as defined in the Merger Agreement and as more particularly described in this Information Statement as follows. When we refer to a “Cablevision Material Adverse Effect”, we mean any event, occurrence, change or effect that is, together with all other events, circumstances, changes or effects, materially adverse to (i) the condition (financial or otherwise), business, assets or results of operations of Cablevision and its subsidiaries, taken as a whole, or (ii) Cablevision’s ability to consummate the Merger, subject to the following exceptions. None of the following, and no change, event, circumstance or effect, individually or in the aggregate arising out of, resulting from or attributable to any of the following, will constitute or be taken into account in determining whether a Cablevision Material Adverse Effect has occurred or would reasonably be expected to occur:

•	any changes in general United States or global economic conditions, except in the event that any change, event, circumstance or effect to or on a business or businesses of Cablevision and its subsidiaries arising from any such changes in conditions has a materially disproportionate effect on Cablevision and its subsidiaries, taken as a whole, relative to the effect that such changes in conditions have on a comparable business or businesses of other companies in the cable, telecommunications or media industries (in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Cablevision Material Adverse Effect has occurred or would reasonably be expected to occur);

•

any changes in conditions generally affecting the cable, telecommunications or media industries, except in the event that any change, event, circumstance or effect to or on a business or businesses of Cablevision and its subsidiaries arising from any such changes in conditions has a materially disproportionate adverse effect on Cablevision and its subsidiaries, taken as a whole, relative to the adverse effect that such changes in conditions have on a comparable business or businesses of other companies in the cable, telecommunications or media industries (in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Cablevision Material Adverse Effect has occurred or would reasonably be expected to occur);

•	any change in the market price, trading volume or credit rating of any of Cablevision securities (other than of the Class B Shares) (but this exception will not prevent or otherwise affect a determination that any change, effect, or development underlying such change has resulted in or contributed to a Cablevision Material Adverse Effect);

•	any regulatory, legislative or political conditions or securities, credit, financial or other capital markets conditions, in each case in the United States or any foreign jurisdiction;

•	any failure, in and of itself, by Cablevision or its subsidiaries to meet any internal or publicly available projections, forecasts, estimates or predictions (provided that this exception will not prevent or otherwise affect a determination that any change, effect, or development underlying such failure has resulted in or contributed to a Cablevision Material Adverse Effect);

•	the public announcement or pendency of the Merger Agreement, the Merger or the other transactions contemplated by the Merger Agreement, including the Financing, or the identity of Altice or any of its affiliates, including the effect thereof on the relationships, contractual or otherwise, of Cablevision or any of its affiliates with employees, franchisors, labor unions, contractors, subscribers, suppliers, partners and other third parties (but this exception will not apply to the representations and warranties Cablevision has given regarding required government filings and the effect on certain contracts of Cablevision’s execution, delivery and performance of the Merger Agreement and consummation of the Merger);

•	any actions or omissions of Cablevision or its subsidiaries taken (or not taken) with the written consent of Altice or as required to comply with the terms of the Merger Agreement and any changes or effects to the extent attributable to the failure of Altice to grant a consent requested by Cablevision pursuant to Cablevision’s interim operating covenants under the Merger Agreement (and described in this section under “— Conduct of Cablevision’s Business Pending the Merger” beginning on page 60, below);

•	any litigation arising from allegations of any breach of fiduciary duty or violation of law relating to the Merger Agreement, the Merger or the other transactions contemplated by the Merger Agreement, including the Financing;

•	changes or proposed changes in (i) GAAP or (ii) applicable laws or the interpretation, application or enforcement thereof, except, as it relates to clause (ii), in the event that any change, event, circumstance or effect to or on a business or businesses of Cablevision and its subsidiaries arising from any such changes in applicable law has a materially disproportionate adverse effect on Cablevision and its subsidiaries, taken as a whole, relative to the adverse effect that such changes have on a comparable business or businesses of other companies in the cable, telecommunications or media industries operating in the jurisdictions affected by the change (in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Cablevision Material Adverse Effect has occurred or would reasonably be expected to occur);

•

any geopolitical conditions, the outbreak or escalation of hostilities, any acts of war, sabotage, terrorism or military actions, or any escalation or worsening of any such hostilities, acts of war, sabotage, terrorism or military actions threatened or underway, or epidemics, pandemics, earthquakes, hurricanes, tornadoes or other natural disasters or calamities, except in the event that any change, event, occurrence or effect to or on a business or businesses of Cablevision and its subsidiaries arising from any such changes in conditions has a materially disproportionate adverse effect on Cablevision and its subsidiaries, taken as a whole, relative to the adverse effect that such changes in conditions, events or other natural disasters or calamities have on a comparable business or businesses of other companies in the cable, telecommunications or media industries (in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Cablevision Material Adverse Effect has occurred or would reasonably be expected to occur); or

•	any liability to the extent accrued or reserved against in the consolidated financial statements included in forms, registration statements, reports, certifications and documents (or notes thereto) filed or furnished by Cablevision to the SEC prior to the date of the Merger Agreement.

Representations and Warranties of Altice and Merger Sub

The Merger Agreement also contains customary representations and warranties made by Altice and Merger Sub that are subject, in some cases, to specified exceptions and qualifications contained in the Merger Agreement or in the disclosure letter delivered by Altice to Cablevision in connection with the Merger Agreement. The representations and warranties of Altice and Merger Sub relate to, among other things:

•	Altice’s due organization, existence, good standing and authority to carry on Altice’s businesses;

•	Altice’s corporate power and authority related to the Merger Agreement, including:

•	due authorization, ability to perform Altice’s obligations and enforceability of the Merger Agreement against them; and

•	the approval of the Merger Agreement by the Board of Directors of Altice and of Merger Sub;

•	filings, notices, consents or authorizations required to be made with or obtained from governmental authorities in connection with the Merger and the Merger Agreement and the absence of, to Altice’s knowledge, any facts or circumstances that could reasonably be expected to result in the condition relating to CFIUS approval (as described in this section under “— Conditions to Consummation of the Merger” beginning on page 67, below) failing to be satisfied on a timely basis (after Altice has complied with all actions customarily undertaken to obtain such approval);

•	the absence of breach or violation of, or default under Altice’s governing documents or applicable law;

•	the absence of any event that, with or without notice, would reasonably be expected to constitute a default or breach on the part of Altice or Merger Sub or any other party under the Equity Commitment Letter, the Debt Commitment Letter and other definitive agreements entered into in accordance with the Merger Agreement (the “Financing Agreements”) and that Altice has no reason to believe that the conditions to the Financing will not be satisfied;

•	the absence of certain legal proceedings against Altice and Merger Sub;

•	the delivery by Altice and Merger Sub of true, complete and correct copies of the Financing Agreements;

•	the absence of any conditions precedent or other contingencies except as set forth in the Financing Agreements, and Altice and Merger Sub having sufficient funds from the aggregate proceeds of the Financing to enable Altice to pay all amounts required to be paid by Altice or Merger Sub in connection with the Merger, including the Per Share Merger Consideration and the payout of Cablevision Equity Awards, (as described in the section entitled “The Merger — Financing” beginning on page 42, above);

•	the capitalization of Merger Sub;

•	Altice’s ownership of Shares of Cablevision;

•	Altice’s non-reliance on estimates, projections, forecasts, forward-looking statements and business plans of Cablevision, its subsidiaries and their respective businesses and operations furnished to Altice and Merger Sub in connection with their due diligence investigations; and

•	the absence of any undisclosed broker’s or finder’s fees.

The representations and warranties in the Merger Agreement of each of Cablevision, Altice and Merger Sub will not survive consummation of the Merger or the termination of the Merger Agreement pursuant to the terms of the Merger Agreement.

Conduct of Cablevision’s Business Pending the Merger

Cablevision has agreed that, between the date of the Merger Agreement and the Effective Time, except as required by applicable law, as required by the Merger Agreement, as required by the terms of any contract or as set forth in the corresponding section of the Cablevision Disclosure Letter, without the prior written consent of Altice (which consent may not be unreasonably delayed, conditioned or withheld), Cablevision and its subsidiaries will use their respective reasonable best efforts to conduct their businesses in the ordinary course and, to the extent consistent therewith, will use their respective reasonable best efforts to preserve intact their business organizations and maintain in effect all of their licenses and relations with subscribers, suppliers, distributors, creditors, lessors, employees and business associates.

Cablevision has further agreed that, between the date of the Merger Agreement and the Effective Time, except as required by applicable law, as required by the Merger Agreement, as required by the terms of any contract, as set forth in the corresponding section of the Cablevision Disclosure Letter or for intercompany transactions between or among Cablevision and any of its wholly owned subsidiaries in the ordinary course of business, without the prior written consent of Altice (which consent may not be unreasonably delayed, conditioned or withheld), Cablevision will not, nor will it permit any of its subsidiaries to:

•	make changes to its organizational documents;

•	acquire assets (excluding pursuant to capital expenditures) from any other person (i) in fiscal year 2015, in excess of any remaining amounts budgeted in the budget approved by the Board of Directors for fiscal year 2015; or (ii) in fiscal year 2016, in excess of the aggregate purchase price of assets (excluding capital expenditures and excluding the acquisition of product lines, businesses or interests therein) acquired during fiscal year 2015; or (iii) that constitute a product line, business or any interest therein;

•	issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize such actions with regards to:

•	any shares of capital stock of Cablevision or of any of its subsidiaries, other than the issuance of (i) any shares of capital stock of Cablevision’s wholly owned subsidiaries to Cablevision or to another of Cablevision’s wholly owned subsidiaries or (ii) any Shares in respect of any outstanding Cablevision Equity Awards in accordance with their terms and as required pursuant to the terms of Cablevision stock plans governing such awards in effect on the date of the Merger Agreement; or

•	any securities convertible or exchangeable into or exercisable for any shares of capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities;

•	create or incur any lien (other than in connection with capital leases entered into in the ordinary course of business) material to Cablevision or any of its subsidiaries not incurred in the ordinary course of business on any assets having a value in excess of $10 million in the aggregate;

•	make any loans, advances, guarantees or capital contributions to or investments in any person (other than Cablevision or any of its wholly owned subsidiaries) in excess of $10 million in the aggregate;

•	declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or otherwise) in respect of its capital stock, except for dividends by any of Cablevision’s wholly owned subsidiaries to Cablevision or to another of its wholly owned subsidiaries) or enter into any agreement with respect to the voting of its capital stock;

•	reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock (other than the withholding of Shares to satisfy withholding tax obligations and net share settlements to cover the exercise price of stock options in respect of Cablevision Equity Awards outstanding at the date of the Merger Agreement in accordance with their terms and, as applicable, the stock plans in effect on the date of the Merger Agreement);

•	incur or assume any indebtedness for borrowed money or guarantee, indemnify, endorse or otherwise as an accommodation become responsible for any such indebtedness of another person, or issue or sell any debt securities or warrants or other rights to acquire any debt security of Cablevision or any of its subsidiaries;

•	incur any capital expenditures, except:

•	to the extent reasonably necessary to avoid a material business interruption resulting from force majeure or similar causes not reasonably within the control of Cablevision or any of its subsidiaries; or

•	certain qualifying capital expenditures in any six-month period, commencing on October 1, 2015, subject to a cap for the applicable six-month period;

•	enter into certain new contracts deemed to be material to Cablevision and its subsidiaries under the terms of the Merger Agreement or amend or modify, or elect to terminate, in any material respect adverse to Cablevision or any of its subsidiaries, any material contract in effect prior to the date of the Merger Agreement, subject to certain exceptions;

•	commence, settle, compromise or discontinue any litigation, investigation, arbitration, proceeding or other claim involving or against Cablevision or any of its subsidiaries, including any stockholder litigation or dispute against Cablevision or any of its officers or directors that relates to the transactions contemplated by the Merger Agreement (“Merger Litigation”), other than settlements (excluding of Merger Litigation):

•	that require payments by Cablevision or any of its subsidiaries, net of insurance recoverables and applicable reserves, not in excess of $10 million in the aggregate; or

•	of claims or litigations to the extent of the applicable reserves set forth in reports and documents Cablevision has filed or furnished to the SEC prior to the date of the Merger Agreement;

•	transfer, sell, lease, license, mortgage, pledge, surrender, encumber, divest, cancel, abandon or allow to lapse or expire or otherwise dispose of any material assets, licenses, operations, rights, product lines, businesses or interests therein of Cablevision or any of its subsidiaries, including capital stock of any of its subsidiaries, except for (i) the sale, lease or license of Cablevision’s products, services or equipment to its customers, in the ordinary course of business consistent with past practice; (ii) sales of obsolete assets; (iii) sales, leases, licenses or other dispositions of assets with a fair market value not in excess of $10 million in the aggregate; or (iv) pursuant to contracts in effect prior to the date of the Merger Agreement.

•	except as required by applicable law or the terms of a compensation or benefit plan as in effect on the date the Merger Agreement was executed, take certain compensation, benefit and employee related actions;

•	change any annual accounting period or adopt or change any accounting methods, principles or practices, except as required by applicable law or GAAP;

•	terminate, cancel or amend any insurance policy without replacing it with a comparable or greater amount of insurance coverage, or fail to use commercially reasonable efforts to maintain in full force and effect any material insurance policy consistent with past practice (other than changes in deductible, policy or coverage amounts);

•	enter into any new line of business that is unrelated to any line of business conducted by Cablevision or any of its subsidiaries as of the date of the Merger Agreement;

•	amend or modify in any respect materially adverse to Cablevision, any material franchise or any material license issued by any governmental entity;

•	fail to maintain all material franchises and all material licenses in full force and effect, except for any such failure as would not, and would not reasonably be expected to, materially and adversely impact Cablevision or its subsidiaries, taken as a whole;

•	fail to make any required contributions to the federal Universal Service Fund or any state equivalent;

•	make any payment that is a “Restricted Payment” (as defined in Cablevision’s indentures under which its existing indebtedness has been issued) under any existing indebtedness (but not a Restricted Payment by any subsidiary to Cablevision or another subsidiary that is not otherwise prohibited by the terms of such indebtedness);

•	enter into, amend or modify any contract with any affiliate of Cablevision that is not a subsidiary, or any other contract that would be a “Related Party Transaction” as defined under Cablevision’s Related Party Transaction Approval Policy, other than extensions of existing contracts involving less than $120,000 in any fiscal year that can be terminated at will without cost prior to consummation of the Merger;

•	make or change any material tax election, file any amended tax return, enter into any closing agreement with respect to material amounts of taxes or settle any tax claim, surrender any right to refund or waive any applicable limitation period; or

•	agree, resolve or commit to do any of the actions in any of the bullet points above.

Cablevision Written Consent

Cablevision agreed to, in accordance with the DGCL, seek and use its reasonable best efforts to obtain as promptly as practicable after, and in any event within 12 hours of, the execution of the Merger Agreement, a written consent adopting the Merger Agreement from Cablevision stockholders holding a number of Class B Shares sufficient to satisfy the Requisite Stockholder Approval in lieu of a meeting pursuant to Section 228 of the DGCL, which we refer to in this Information Statement as the “Written Consent”. A copy of the executed Written Consent was delivered to Altice on September 16, 2015 following the execution of the Merger Agreement.

Altice Written Consent

Altice agreed to execute and deliver, in its capacity as sole stockholder of Merger Sub, a written consent adopting the plan of Merger contained in the Merger Agreement immediately following the execution of the Merger Agreement. Altice delivered a copy of this executed written consent to Cablevision on September 16, 2015 following the execution of the Merger Agreement.

Non-Solicitation of Acquisition Proposals; Change of Recommendation of the Board of Directors

The Merger Agreement includes customary covenants prohibiting Cablevision from soliciting alternative acquisition proposals, providing non-public information in respect of alternative acquisition proposals and entering into discussion or negotiations concerning alternative acquisition proposals, as well as prohibiting the Board of Directors’ from changing its recommendation of the Merger to the Cablevision stockholders, subject to customary fiduciary out provisions that fall away once the Requisite Stockholder Approval has been obtained, as further described in the Merger Agreement. As a result of the execution and delivery of the Written Consent on September 16, 2015, the Requisite Stockholder Approval has been obtained, the fiduciary out provisions have expired in accordance with the terms of the Merger Agreement, and the Board of Directors has no further ability to change its recommendation or to terminate the Merger Agreement pursuant to the fiduciary out provisions of the Merger Agreement, including to accept an alternative acquisition proposal, as further described in the Merger Agreement.

Filings; Information and Meetings; Other Actions

Cooperation

Cablevision and Altice have each agreed to cooperate and to use (and to cause their respective subsidiaries to use) their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under the Merger Agreement and applicable law to consummate the Merger and the other transactions contemplated by the Merger Agreement, including the Financing, as soon as practicable, including preparing and filing all notices, reports and other filings and obtaining as promptly as practicable and maintaining all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any governmental entity in order to consummate the Merger and the other transactions contemplated by the Merger Agreement, including the Financing.

Filings

Without limiting Cablevision’s general cooperation obligations above, Cablevision and Altice have further agreed to file as promptly as practicable after the date of the Merger Agreement:

•	a Notification and Report Form pursuant to the HSR Act (which shall in no event be made later than 15 business days after the date of the Merger Agreement);

•	all necessary filings to obtain consents from the FCC that are required in connection with the Merger (which shall in no event be made later than 20 business days after the date of the Merger Agreement);

•	all necessary filings (including FCC Forms 394 or other appropriate forms) to obtain consents from or provide notifications to state regulators and state or local franchise authorities that are required to consummate the Merger (which shall in no event be made later than 45 business days after the date of the Merger Agreement);

•	a joint voluntary notice of the Merger to CFIUS; and

•	all other registrations, declarations, notices and filings with any governmental entity that are required to consummate the Merger (which shall in no event be made later than 60 business days after the date of the Merger Agreement).

On October 7, 2015, Altice (on behalf of its ultimate parent, Patrick Drahi) and Cablevision submitted their respective Notification and Report Forms under the HSR Act, triggering a 30-calendar-day waiting period expiring on November 6, 2015, unless otherwise extended or earlier terminated. On November 4, 2015, Altice and Cablevision were notified that early termination of the waiting period under the HSR Act had been granted. On October 14, 2015, Altice and Cablevision filed applications with the FCC to obtain an order granting consent to the transfer of control of any licenses held by Cablevision and its subsidiaries to Altice. On November 2, 2015, Altice and Cablevision filed applications with certain local franchise authorities to obtain their consent to the Merger. On November 4, 2015 and November 5, 2015, Altice and Cablevision filed applications with certain state public utilities commissions and franchise authorities to obtain their consent to the Merger. Cablevision currently expects that a CFIUS filing will be made in due course.

See “The Merger — Regulatory Approvals” beginning on page 51, above, for further information regarding the regulatory approvals required for the Merger.

Information and Meetings

Cablevision and Altice have agreed to promptly provide to any government entity with jurisdiction over enforcement of any consent, registration, approval or other authorization necessary or advisable to be obtained in order to consummate the Merger or any of the other transactions contemplated by the Merger Agreement, including the Financing, any non-privileged information and documents requested by such governmental entity or that are necessary, proper or advisable to permit consummation of the Merger and any of the other transactions contemplated by the Merger Agreement, including the Financing. More specifically, Cablevision and Altice have also agreed to file, as promptly as practicable, all materials as requested by the U.S. government agencies participating in any national security review of an FCC notified transaction involving potential foreign ownership of U.S. telecommunications assets, including the Department of Justice, Federal Bureau of Investigation, Department of Homeland Security and Department of Defense (“Team Telecom”) in connection with each’s review of the transaction contemplated by the Merger Agreement with a view to obtaining the consent of the Team Telecom agencies necessary for the FCC approval and as reflected in the FCC approval.

Cablevision and Altice have also agreed, subject to applicable law and the provisions of the Merger Agreement relating to access to information, (i) to furnish to the other party, upon reasonable request, all information concerning itself, its subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with any statement, filing, notice or application made on behalf of either of them to any third party or any governmental entity in connection with the Merger and any of the other transactions contemplated by the Merger Agreement, including the Financing, (ii) to consult and consider in good faith, the views of the other party, with respect to information of such other party that appears in any filing or written materials submitted to any third party or governmental entity and (iii) to not participate in any meeting with any governmental entities in respect of any filings, investigation or other inquiry relating to the Merger and any of the transactions contemplated by the Merger Agreement, including the Financing, without consulting the other party in advance and giving the other party the opportunity to participate to the extent permitted by the applicable governmental entity.

Subject to applicable laws and as permitted by any governmental entity, Cablevision and Altice also agreed to keep the other apprised of the status of matters relating to consummation of the Merger.

Other Actions

Altice has further agreed to the prompt use of its reasonable best efforts to avoid the entry of any injunction or other order that would delay or otherwise prohibit consummation of the Merger or any of the other transactions contemplated by the Merger Agreement, including the Financing, including:

•	the defense through litigation on the merits of any claim or other proceeding seeking to delay, restrain or otherwise prohibit consummation the Merger or any of the other transactions contemplated by the Merger Agreement, including the Financing; and

•	to proffer and promptly effect the sale, lease, license or other disposition of (and to hold separate pending such disposition) assets, rights, product lines, licenses, categories of assets or businesses or other operations or interests therein, of Cablevision, Altice or any of their respective subsidiaries, if such action would be reasonably necessary or advisable to avoid, prevent, eliminate or remove the actual, anticipated or threatened commencement of any proceeding or the issuance of any injunction or other order that would delay or otherwise prohibit consummation of the Merger or any of the other transactions contemplated by the Merger Agreement, including the Financing, by any governmental entity.

In the event that any permanent, preliminary or temporary injunction or other order is entered or issued, or becomes reasonably foreseeable to be entered or issued, that would make consummation of the Merger or the other transactions contemplated by the Merger Agreement, including the Financing, in accordance with the terms of the Merger Agreement unlawful or that would delay or otherwise prohibit consummation of the Merger or the other transactions contemplated by the Merger Agreement, including the Financing, Cablevision and Altice have also agreed to use reasonable best efforts to take any and all steps (including the appeal thereof, the posting of a bond or the taking of the steps described in the foregoing paragraph) necessary to resist, vacate, or otherwise eliminate or remove the actual, anticipated or threatened injunction or other order so as to permit consummation of the Merger and the other transactions contemplated by the Merger Agreement, including the Financing, on a schedule as close as possible to that contemplated by the Merger Agreement.

Notwithstanding the foregoing, neither Cablevision, Altice, nor any of their respective affiliates is required, as a condition to obtaining the approval of CFIUS required to consummate the Merger, to agree to terms and conditions that would prevent Altice from exercising effective management and control over any material portion of the businesses of Cablevision and its subsidiaries.

Altice has agreed that it will operate News 12 Networks from and after the Effective Time, substantially in accordance with the existing News 12 Networks business plan, through at least the end of plan year 2020, within the News 12 Networks footprint as of the date of the Merger Agreement. Cablevision has agreed that it will operate News 12 Networks in accordance with the existing News 12 Networks business plan through consummation of the Merger. Cablevision and Altice further agreed that either party could make reference to these agreements regarding News 12 Networks in connection with securing franchise and other regulatory approvals.

Financing

Cablevision has agreed to use its reasonable best efforts to provide reasonable and customary cooperation and information as reasonably requested by Altice in connection with the Financing.

Altice and Merger Sub have each agreed to use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange, maintain the effectiveness of and consummate the Financing in an amount that, when taken together with Altice’s and Merger Sub’s cash on hand, would be no less than the amount that would be required to consummate the Merger and the other transactions contemplated by the Merger Agreement, including the Financing.

Altice and Merger Sub have each agreed that any definitive underwriting agreement or other agreement executed in connection with the Equity Financing will require Altice to issue and sell equity at any price above the par value of Altice’s common shares, and Altice and Merger Sub may not amend, modify or in any way diminish such obligation until such time as Altice has completed the Equity Financing. In the event that Altice is unable to complete the Debt Financing or the Equity Financing in accordance with the terms of the Merger Agreement, Altice will use its reasonable best efforts to obtain and consummate alternative financing in an amount that is sufficient to enable Altice to consummate the Merger as promptly as reasonably practicable and, in any event, no later than the Termination Date (as defined in this section under “— Termination of the Merger Agreement” beginning on page 68, below). In the event Altice fails to do so, Cablevision may terminate the Merger Agreement in the manner detailed in this section under “— Termination of the Merger Agreement” beginning on page 68, below.

Altice has agreed to take a number of specified actions in order to obtain the Equity Financing, including, among others: (1) obtaining all stockholder and other corporate or regulatory approvals, (2) executing and delivering all agreements and documents necessary for the full equity commitment to be funded in accordance with the terms of the Equity Commitment Letter, (3) causing relevant directors and officers and using reasonable best efforts to cause accountants and attorneys to deliver any letters, opinions or other documentation provided for in the Equity Commitment Letter, (4) taking all steps to list and to prevent any withdrawal of admission to listing or suspension of trading in Altice’s equity securities and (5) using its reasonable best efforts to keep the debt commitment and related documentation in place.

Altice is restricted from comingling any funds received from the Financing (including any alternative financing) with any other of its or its subsidiaries’ assets and must deposit such funds in a segregated account that may only be drawn to pay amounts required to be paid by Altice or Merger Sub in cash in connection with the Merger and the other transactions contemplated by the Merger Agreement, including the Financing.

The obtaining of the Financing is not a condition to the closing of the Merger.

For further details on the Financing, see “The Merger — Financing” beginning on page 42, above and for recent developments in Altice’s Financing, see “The Merger — Recent Developments in Altice’s Financing” beginning on page 43.

Employee Benefit Matters

During the period beginning at the Effective Time and ending on the first anniversary of the Closing Date (or such shorter period of employment as the case may be) Altice will, or will cause the Surviving Corporation to, provide each Cablevision employee who continues to be employed (each of whom we refer to as a “Continuing Employee”) with (i) base salary or base wage that is no less favorable than the base salary or base wage provided to such Continuing Employee immediately prior to the Effective Time, (ii) target annual cash and long-term incentive compensation opportunities that are no less favorable than the target annual cash and long-term incentive compensation opportunities provided to such Continuing Employee immediately prior to the Effective Time, (iii) perquisites and retirement and welfare benefits that are no less favorable in the aggregate to those provided to such Continuing Employee immediately prior to the Effective Time, excluding any defined benefit pension benefits, and (iv) severance benefits that are no less favorable than the severance benefits provided to such Continuing Employee as of the date of the Merger Agreement. These requirements will not apply to Continuing Employees who are covered by a collective bargaining agreement.

Altice will, or will cause the Surviving Corporation to, use reasonable best efforts to: (i) cause any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Altice or its affiliates to be waived with respect to the Continuing Employees and their eligible dependents, (ii) give each Continuing Employee credit for the plan year in which the Effective Time occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Effective Time for which payment has been made and (iii) give each Continuing Employee service credit for such Continuing Employee’s employment with Cablevision and its subsidiaries for purposes of vesting, benefit accrual and eligibility to participate under each applicable Altice benefit plan, as if such service had been performed with Altice, except for benefit accrual under defined benefit pension plans, for purposes of qualifying for subsidized early retirement benefits or to the extent it would result in a duplication of benefits or the funding thereof.

Cablevision may pay 2015 annual bonuses and Cablevision Cash Performance Awards whose performance period ends in 2015, in each case based on actual performance as determined by the compensation committee of the Board of Directors in accordance with past practice.

Treatment of Expenses

Whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement are to be paid by the party incurring such expense, except that the Surviving Corporation will be responsible for all charges and expenses, including those of the paying agent, incurred in connection with surrender of and payment for Shares and Cablevision Equity Awards and other payments to be made in connection with the consummation of the Merger.

Conditions to Consummation of the Merger

The respective obligations of Cablevision, Altice and Merger Sub to consummate the Merger are subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

•	the adoption of the Merger Agreement by the holders of Shares constituting the Requisite Stockholder Approval and the approval of the sole stockholder of Merger Sub;

•	any waiting period (and extensions thereof) applicable to the Merger under the HSR Act must have expired or been terminated;

•	the FCC must have adopted and released an order granting any required consent to the transfer of control of any licenses held by Cablevision or its subsidiaries to Altice;

•	CFIUS shall have provided a written notice that it has determined that it has concluded action and there are no unresolved national security concerns with respect to the transactions contemplated by the Merger Agreement, or, if CFIUS has sent a report to the President of the United States requesting the President’s decision with respect to the Merger and the other transactions contemplated by the Merger Agreement, then (x) the President shall have announced a decision not to take any action to suspend or prohibit the transactions contemplated by the Merger Agreement or (y) having received a report from CFIUS requesting the President’s decision, the President shall not have taken any action after 15 days from the date the President received such report from CFIUS. Neither Altice, Cablevision or any of their affiliates is required, as a condition to obtaining CFIUS approval, to agree to terms and conditions that would prevent Altice from exercising effective management and control over any material portion of the business of Cablevision and its subsidiaries;

•	authorizations of certain state and local public utilities commissions and franchise authorities have been received; and

•	the absence of any applicable law or order prohibiting consummation of the Merger.

The obligations of Altice and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Altice at or prior to the Effective Time of the following additional conditions:

•	the representations and warranties of Cablevision regarding aspects of its capitalization must be true and correct except for minimal errors;

•	certain of Cablevision’s representations and warranties regarding corporate authority, approval and fairness and the absence of a violation of Cablevision’s charter and by-laws, the inapplicability of anti-takeover statutes and disclosure of brokers and broker’s fees must be true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty speaks as of an earlier date, in which case, the representation and warranty must be so true and correct as of such earlier date);

•	Cablevision’s representations and warranties that are qualified by reference to “Cablevision Material Adverse Effect” must be true and correct as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty speaks as of an earlier date, in which case, the representation and warranty must be so true and correct as of such earlier date);

•	Cablevision’s representations and warranties that are not qualified by reference to “Cablevision Material Adverse Effect” must be true and correct as of the date of the Merger Agreement and as of the Closing Date, other than any failures to be so true and correct as have not had and would not reasonably be expected to have, individually or in the aggregate, a Cablevision Material Adverse Effect;

•	Cablevision must have performed in all material respects all obligations required by the Merger Agreement to be performed by it at or prior to the Closing Date; and

•	Altice must have received a certificate signed by an executive officer of Cablevision on behalf of Cablevision to the effect that such officer has read the foregoing closing conditions and the condition relating to FCC approval and that such conditions have been satisfied.

Cablevision’s obligation to effect the Merger is also subject to the satisfaction or waiver by Cablevision at or prior to the Effective Time of the following additional conditions:

•	Altice’s representations and warranties must be true and correct in all material respects as of the date of the Merger Agreement and as of the Closing Date (except to the extent that any such representation and warranty speaks as of an earlier date, in which case, the representation and warranty must be so true and correct as of such earlier date);

•	each of Altice and Merger Sub must have performed in all material respects all obligations required by the Merger Agreement to be performed by each of them at or prior to the Closing Date and Cablevision must have received a certificate signed on behalf of Altice and Merger Sub by the Chief Executive Officer of Altice to such effect; and

•	Cablevision must have received a certificate signed by an executive officer of Altice on behalf of Altice that such officer has read the foregoing closing conditions and that the conditions have been satisfied.

Termination of the Merger Agreement

The Merger Agreement may be terminated at any time prior to the Effective Time by the mutual written consent of Cablevision and Altice.

In addition, the Merger Agreement may be terminated by either Altice or Cablevision if:

•	the Merger is not consummated prior to September 16, 2016; however, if Cablevision or Altice determines that additional time is necessary to forestall any action to restrain or prohibit the Merger by any governmental entity, then either party may extend the Merger Agreement for an additional three months to December 16, 2016 (as it may be extended, the “Termination Date”); or

•	any law or order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger has become final and nonappealable.

The above termination rights are not available to any party that has breached in any material respect its obligations under the Merger Agreement in any manner that proximately causes the occurrence of the failure of a condition to consummation of the Merger.

The Merger Agreement may be terminated by Cablevision if:

•	Altice or Merger Sub has breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, or any representation or warranty becomes untrue such that the closing conditions under the Merger Agreement would not be satisfied, and the breach remains uncured until the earlier of 30 days after notice of the breach and the Termination Date;

•	All of the mutual conditions to Altice’s, Merger Sub’s and Cablevision’s obligations to consummate the Merger have been satisfied and all of Altice’s and Merger Sub’s unique conditions to consummate the Merger have been satisfied (other than those conditions that by their nature are to be satisfied at the closing of the Merger and are capable of being satisfied by the date by which the closing of the Merger should occur) and:

•	the full proceeds to be provided to Altice by the Debt Financing (or any alternative financing) or the Equity Financing (or any alternative financing) are not available to Altice on their terms to consummate the closing of the Merger;

•	Cablevision has delivered to Altice an irrevocable written notice that all of the mutual conditions to Altice’s, Merger Sub’s and Cablevision’s obligations to consummate the Merger have been satisfied and that all of Cablevision’s unique conditions have been satisfied (other than those conditions that by their nature are to be satisfied at the closing and are capable of being satisfied by the date by which the closing should occur or any unsatisfied conditions that Cablevision is willing to waive), and that Cablevision is ready, willing and able to consummate the closing of the Merger; and

•	the closing of the Merger is not consummated by Altice within three business days of such notice and Cablevision remained ready, willing and able to consummate the closing of the Merger throughout such three business day period.

The Merger Agreement also may be terminated by Altice if:

•	Cablevision has breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, or any representation or warranty becomes untrue such that the closing conditions under the Merger Agreement would not be satisfied, and the breach remains uncured until the earlier of 30 days after notice of the breach and the Termination Date.

The Merger Agreement also includes several provisions pursuant to which the parties may terminate the Merger Agreement, including to permit either party to terminate the Merger Agreement in the event that the Requisite Stockholder Approval is not obtained, to permit Cablevision to terminate the Merger Agreement to enter into an alternative acquisition agreement with respect to a superior proposal and to permit Altice to terminate the Merger Agreement in the event that the Written Consent evidencing the Requisite Stockholder Approval had not been obtained as required by the Merger Agreement or in connection with the Board of Directors’ changing or failing to reaffirm its recommendation of the Merger to Cablevision stockholders, in each case as further provided in the Merger Agreement and in some cases, subject to payment by Cablevision of a termination fee. These provisions expired following receipt of the Requisite Stockholder Approval and upon delivery of the Written Consent on September 16, 2015 (as described in this section under “— Cablevision Written Consent” beginning on page 62, above).

Termination Fees

In the event of termination of the Merger Agreement in certain circumstances associated with Cablevision’s failure to deliver the Written Consent or Cablevision’s entry into an alternative transaction with respect to an alternative acquisition proposal, among others, Cablevision agreed to pay a termination fee of $280 million to Altice. Following execution and delivery of the Written Consent on September 16, 2015, no provisions in the Merger Agreement remain in effect pursuant to which the Merger Agreement can be terminated that would require Cablevision to pay the termination fee.

If the Merger Agreement is terminated by Cablevision due to Altice’s failure to consummate the Merger in connection with a failure of either the Debt Financing or Equity Financing as described above (including any alternative financing), then Altice has agreed to pay to Cablevision a termination fee of $560 million.

Effect of Termination

In the event the Merger Agreement is terminated, the Merger Agreement will become void and of no effect with no liability to any person, except that termination of the Merger Agreement will not relieve any party to the Merger Agreement of any liability or damages to the other party resulting from any knowing and intentional breach of the Merger Agreement or payment of any termination fee. As used in the Merger Agreement, the phrase “knowing and intentional” means, with respect to any act or omission, the taking of a deliberate act, or omission, which act constitutes a breach, even if the breaching was not the conscious object of the act or omission.

Remedies

In the event that the Merger Agreement is terminated by Cablevision under circumstances in which the termination fee becomes payable and the termination fee is paid by Altice, Cablevision has agreed that the termination fee (and any additional interest due on the termination fee amount as a result of Altice failing to promptly pay when due the termination fee) will be Cablevision’s sole and exclusive remedy for monetary damages under the Merger Agreement. However, the payment of the termination fee does not relieve Altice of any liability or damages to Cablevision resulting from any knowing and intentional breach of the Merger Agreement.

Both Cablevision and Altice are entitled to an injunction or injunctions to prevent a breach of the Merger Agreement, and to enforce specifically the performance of the terms and provisions of the Merger Agreement. There is no requirement to obtain, furnish or post any bond with or as a condition to obtaining such injunction or injunctions. Notwithstanding the above, Cablevision has agreed that in the event that the full proceeds of the Debt Financing or the Equity Financing are not available to Altice at any time when all of the mutual conditions to Altice’s, Merger Sub’s and Cablevision’s obligations to consummate the Merger have been satisfied and all of Altice’s and Merger Sub’s unique conditions to consummate the Merger have been satisfied (other than those conditions that by their nature are to be satisfied at the closing of the Merger and are capable of being satisfied by the date by which the closing of the Merger should occur), Cablevision will not have a right to specific performance or other equitable remedies to enforce Altice’s and Merger Sub’s obligations to consummate the Merger.

Amendment and Waiver

Subject to the provisions of applicable law, at any time prior to the Effective Time, Cablevision and Altice may modify or amend the Merger Agreement solely by a written agreement executed and delivered by duly authorized officers. The conditions to each of the parties’ obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable laws, provided, however, that any such waiver shall only be effective if made in writing. The failure of any party to assert any of its rights under the Merger Agreement or under applicable laws will not constitute a waiver of such rights and, except as otherwise expressly provided in the Merger Agreement, no single or partial exercise by any party of any of its rights under the Merger Agreement will preclude any other or further exercise of such rights.

WRITTEN CONSENT

Following the execution of the Merger Agreement on September 16, 2015, holders of Class B Shares representing in excess of a majority of the voting power of the issued and outstanding Shares, voting together as a single class, executed and delivered the Written Consent in favor of adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement. The Written Consent also provides that it shall be of no further force or effect following termination of the Merger Agreement in accordance with its terms.

When actions are taken by written consent of less than all of the stockholders entitled to vote on a matter, Section 228 of the DGCL requires notice of the action to those stockholders who did not consent in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting. This Information Statement and the accompanying notice constitute notice to you from Cablevision of the Written Consent executed and delivered on September 16, 2015, as required by Section 228 of the DGCL.

MARKET PRICE OF THE CLASS A SHARES

The Class A Shares are listed for trading on the NYSE under the symbol “CVC”. The Class B Shares are not publicly traded or listed on any stock exchange, although Class B Shares may be converted into Class A Shares at the option of the holder on a share-for-share basis in accordance with the provisions of Cablevision’s certificate of incorporation. The table below shows the high and low closing sales price of Class A Shares, for the periods indicated, as reported on the NYSE.

	Common Stock Price		Dividend Per Share
	High	Low
FY 2013
First quarter	$15.75	$13.73	$0.15
Second quarter	$16.82	$13.93	$0.15
Third quarter	$19.79	$16.83	$0.15
Fourth quarter	$17.93	$14.83	$0.15

FY 2014
First quarter	$18.15	$15.85	$0.15
Second quarter	$17.76	$16.12	$0.15
Third quarter	$19.54	$17.51	$0.15
Fourth quarter	$21.32	$17.24	$0.15

FY 2015
First quarter	$20.76	$17.72	$0.15
Second quarter	$25.86	$17.95	$0.15
Third quarter	$33.13	$22.59	$0.15
Fourth Quarter (through December 1, 2015)	$33.19	$30.28

The closing price of Class A Shares on the NYSE on September 16, 2015, the last trading day prior to the public announcement of the execution of the Merger Agreement, was $28.54 per share. Upon consummation of the Merger, you will be entitled to receive $34.90 in cash, without interest, less any applicable tax withholdings, for each Class A Share owned by you (unless you have perfected and not withdrawn a demand for appraisal rights pursuant to Section 262 of the DGCL with respect to such shares), which represents a premium of approximately 22.3% to the closing price of Class A Shares on September 15, 2015, and a premium of approximately 64.6% to the average closing prices of Class A Shares over the one-year period prior to September 15, 2015.

On December 1, 2015, the most recent practicable date before this Information Statement was mailed to Cablevision stockholders, the closing price for Class A Shares on the NYSE was $30.58 per share.

The most recent quarterly dividend that Cablevision declared prior to the date of this Information Statement was $0.15 per Share declared on August 6, 2015 and paid on September 10, 2015 to Cablevision stockholders of record as of August 21, 2015. Pursuant to the terms of the Merger Agreement, Cablevision will not be permitted to declare and pay Cablevision’s regular quarterly dividend without the prior written consent of Altice.

APPRAISAL RIGHTS

The discussion of the provisions of Section 262 of the DGCL set forth below is not a complete summary regarding your appraisal rights under the DGCL and is qualified in its entirety by reference to Section 262 of the DGCL, which is attached to this Information Statement as Annex E. Cablevision stockholders intending to exercise appraisal rights should carefully review Annex E in its entirety. Failure to follow precisely any of the statutory procedures set forth in Section 262 of the DGCL may result in loss of appraisal rights.

Upon consummation of the Merger, Cablevision stockholders, other than any stockholder that executed and delivered the Written Consent, will be entitled to appraisal rights pursuant to Section 262 of the DGCL, provided that they comply with the conditions set forth in that statute.

Pursuant to Section 262 of the DGCL, holders of Shares who do not vote in favor of or consent to the adoption of the Merger Agreement and who otherwise follow the procedures set forth in Section 262 of the DGCL will be entitled to have their Shares appraised by the Delaware Court of Chancery (the “Chancery Court”), and to receive payment in cash of the judicially determined fair value of their Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, as determined by the Chancery Court, together with interest, if any, to be paid upon the amount determined to be the fair value.

Pursuant to Section 262 of the DGCL, when a merger agreement relating to a proposed merger is adopted by stockholders acting by written consent in lieu of a meeting of the stockholders, the corporation must notify each of its stockholders who was a stockholder on the record date (which will be the close of business on the day next preceding the date on which the notice is given), that the merger has been approved and that appraisal rights are available, and must include in each such notice a copy of Section 262 of the DGCL. The record date for this purpose is December 1, 2015, the day next preceding the date this Information Statement is mailed to the stockholders. This Information Statement constitutes such notice to the holders of Shares and a copy of Section 262 of the DGCL is attached to this Information Statement as Annex E. Any stockholder who wishes to exercise such appraisal rights or who wishes to preserve his, her or its right to do so should review the following discussion and Annex E carefully, because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights under the DGCL.

Filing Written Demand. Holders of Shares who desire to exercise their appraisal rights must demand in writing appraisal of their Shares no later than twenty (20) days after the date of mailing of this Information Statement, or by December 23, 2015. A demand for appraisal will be sufficient if it reasonably informs Cablevision of the identity of the stockholder and that such stockholder intends thereby to demand appraisal of such stockholder’s Shares. If you wish to exercise your appraisal rights you must be the record holder of such Shares on the date the written demand for appraisal is made and you must continue to hold such Shares through the Effective Time. Accordingly, a stockholder who is the record holder of Shares on the date the written demand for appraisal is made, but who thereafter transfers such Shares prior to the Effective Time, will lose any right to appraisal in respect of such Shares.

Only a holder of record of Shares is entitled to demand an appraisal of the Shares registered in that holder’s name. A demand for appraisal in respect of Shares should be executed by or on behalf of the holder of record, fully and correctly, as the holder’s name appears on the holder’s stock certificates. If the Shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the Shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. If the Shares are held in “street name” by a broker, bank or nominee, the broker, bank or nominee may exercise appraisal rights with respect to the Shares held for one or more beneficial owners while not exercising the rights with respect to the Shares held for other beneficial owners; in such case, however, the written demand should set forth the number of Shares as to which appraisal is sought and where no number of Shares is expressly mentioned the demand will be presumed to cover all Shares held in the name of the record owner. A beneficial owner of Shares held in “street name” who desires appraisal should take such actions as may be necessary to ensure that a timely and proper demand for appraisal is made by the record holder of such Shares. Any beneficial holder desiring appraisal who holds Shares through a brokerage firm, bank or other financial institution is responsible for ensuring that the demand for appraisal is made by the record holder. The beneficial holder of such Shares should instruct such firm, bank or institution that the demand for appraisal be made by the record holder of the Shares, which may be the nominee of a central security depository if the Shares have been so deposited. Stockholders who hold their Shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee. As required by Section 262 of the DGCL, a demand for appraisal must reasonably inform Cablevision of the identity of the holder(s) of record (which may be a nominee as described above) and of such holder’s intention to seek appraisal of such Shares. All written demands for appraisal pursuant to Section 262 of the DGCL should be sent or delivered to Cablevision at Cablevision Systems Corporation 1111 Stewart Avenue, Bethpage, NY 11714-3581, Attention: General Counsel.

At any time within 60 days after the Effective Time, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the Merger Agreement by delivering to the Surviving Corporation, a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the Effective Time will require written approval of the Surviving Corporation. No appraisal proceeding in the Chancery Court will be dismissed as to any stockholder without the approval of the Chancery Court, and such approval may be conditioned upon such terms as the Chancery Court deems just. If the Surviving Corporation does not approve a request to withdraw a demand for appraisal made more than 60 days after the Effective Time, or, if the Chancery Court does not approve the dismissal of an appraisal proceeding as to a stockholder, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the consideration being offered pursuant to the Merger Agreement.

Notice by the Surviving Corporation. Within ten days after the Effective Time, the Surviving Corporation must notify each holder of Shares of the Effective Time, provided that if such notice is sent more than 20 days following the mailing of this Information Statement, then the notice of the Effective Time need only be given to each stockholder who has made a written demand for appraisal in accordance with Section 262 of the DGCL.

Filing a Petition for Appraisal. Within 120 days after the Effective Time, but not thereafter, the Surviving Corporation or any holder of Shares who has complied with Section 262 of the DGCL and is otherwise entitled to appraisal rights pursuant to Section 262 of the DGCL may commence an appraisal proceeding by filing a petition in the Chancery Court demanding a determination of the fair value of the Shares held by all dissenting holders. The Surviving Corporation is under no obligation to, and has no present intention to, file such a petition, and holders should not assume that the Surviving Corporation will file a petition. Accordingly, it is the obligation of the holders of Shares to initiate all necessary action to perfect their appraisal rights in respect of such Shares within the time prescribed in Section 262. Within 120 days after the Effective Time, any holder of Shares who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the Surviving Corporation a statement setting forth the aggregate number of Shares not voted in favor of the adoption of the Merger Agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such Shares. The statement must be mailed within ten days after a written request for the statement has been received by the Surviving Corporation or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later. Notwithstanding the foregoing, a person who is the beneficial owner of Shares held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition for appraisal or request from Cablevision the statement described in this paragraph.

If a petition for an appraisal is timely filed by a holder of Shares and a copy thereof is served upon the Surviving Corporation, the Surviving Corporation will then be obligated within 20 days to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their Shares and with whom agreements as to the value of their Shares have not been reached. After notice to the stockholders as required by the court, the Chancery Court is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 of the DGCL and who have become entitled to appraisal rights thereunder. The Chancery Court may require the stockholders who demanded payment for their Shares to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceeding; and if any stockholder fails to comply with the direction, the Chancery Court may dismiss the proceedings as to the stockholder.

Determination of Fair Value. After the Chancery Court determines the holders of Shares entitled to appraisal, the appraisal proceeding is conducted in accordance with the rules of the Chancery Court, including any rules specifically governing appraisal proceedings. Through such proceeding, the Chancery Court determines the “fair value” of the Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Chancery Court in its discretion determines otherwise for good cause shown, interest from the Effective Time through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Effective Time and the date of payment of the judgment.

In determining fair value, the Chancery Court will take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “fair price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Stockholders considering seeking appraisal should be aware that the fair value of their Shares as so determined could be more than, the same as or less than the consideration they would receive pursuant to the Merger if they did not seek appraisal of their Shares and that an investment banking opinion as to fairness from a financial point of view is not necessarily an opinion as to fair value pursuant to Section 262 of the DGCL. Although we believe that the Per Share Merger Consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Chancery Court, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the Per Share Merger Consideration. Neither Altice nor Cablevision currently anticipate offering more than the applicable Per Share Merger Consideration to any Cablevision stockholder exercising appraisal rights, and reserve the right to assert, in any appraisal proceeding, that for purposes of Section 262 of the DGCL, the “fair value” of a Share is less than the Per Share Merger Consideration.

If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The costs of the action (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Chancery Court and taxed upon the parties as the Chancery Court deems equitable under the circumstances. Upon application of a stockholder, the Chancery Court may order all or a portion of the expenses incurred by a stockholder in connection with an appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts utilized in the appraisal proceeding, to be charged pro rata against the value of all the shares entitled to be appraised.

If any stockholder who demands appraisal of Shares pursuant to Section 262 of the DGCL fails to perfect, successfully withdraws or loses such holder’s right to appraisal, the stockholder’s Shares will be deemed to have been converted at the Effective Time into the right to receive the Per Share Merger Consideration pursuant to the Merger Agreement. A stockholder will fail to perfect, or effectively lose, the holder’s right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time. In addition, as indicated above, at any time within 60 days after the Effective Time, a stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal in accordance with Section 262 of the DGCL and accept the Per Share Merger Consideration offered pursuant to the Merger Agreement.

Failure to comply strictly with the requirements of Section 262 of the DGCL may result in the loss of a stockholder’s statutory appraisal rights. Consequently, and in view of the complexity of Section 262 of the DGCL, any stockholder wishing to exercise appraisal rights is urged to consult legal counsel before attempting to exercise those rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND CABLEVISION MANAGEMENT

The following table sets forth certain information as of November 27, 2015 (except as otherwise provided) with respect to Class A Shares and Class B Shares beneficially owned by each of Cablevision’s directors and the Named Executive Officers, all directors and executive officers as a group and each person Cablevision believes to be the beneficial owner of more than 5% of the outstanding shares of any class of Shares as of such date. As of November 27, 2015, there were 222,581,890 Class A Shares (including 6,897,528 restricted Class A Shares) and 54,137,673 Class B Shares issued and outstanding. Each Class A Share is entitled to one vote per share and each Class B Share is entitled to ten votes per share.

Name and Address of Beneficial Owner	Title of Class(1)	Number of Outstanding Shares Beneficially Owned(1)(2)	Percentage of Outstanding Shares		Combined Voting Power of all Classes of Stock Beneficially Owned(1)(2)
5% Beneficial Owners

Dolan Family Group(3) 340 Crossways Park Drive Woodbury, NY 11797	Class A Shares Class B Shares	11,379,452 54,137,673	5.1 100	% %	72.4%

The Vanguard Group(4) 100 Vanguard Blvd. Malvern, PA 19355	Class A Shares Class B Shares	22,214,188 —	10.0 —%		2.9%

GAMCO Investors, Inc.(5) One Corporate Center Rye, NY 10580	Class A Shares Class B Shares	17,535,831 —	7.9 —%		2.3%

Paulson & Co. Inc.(6) 1251 Avenue of the Americas New York, NY 10020	Class A Shares Class B Shares	13,706,441 —	6.2 —%		1.8%

BlackRock, Inc.(7) 40 East 52nd Street New York, NY 10022	Class A Shares Class B Shares	13,380,239 —	6.0%		1.8%

Helen A. Dolan(3)(8)(9)(10)(25)(34) 340 Crossways Park Drive Woodbury, NY 11797	Class A Shares Class B Shares	5,709,567 31,944,763	2.6 59.0	% %	42.6%

Kathleen M. Dolan(3)(11)(14)(22)(26)(27)(28)(29)(30)(31) c/o Richard Baccari MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Shares Class B Shares	1,114,368 21,996,041	* 40.6%		28.9%

Mary S. Dolan(3)(23)(27)(29) 300 So. Riverside Plaza, Suite 1480 Chicago, IL 60606	Class A Shares Class B Shares	443,199 20,671,064	* 38.2%		27.1%

David M. Dolan(3)(25) 7 Glenmaro Lane St. Louis, MO 63131	Class A Shares Class B Shares	945,912 13,451,077	* 24.8%		17.7%

Name and Address of Beneficial Owner	Title of Class(1)	Number of Outstanding Shares Beneficially Owned(1)(2)	Percentage of Outstanding Shares	Combined Voting Power of all Classes of Stock Beneficially Owned(1)(2)

Matthew J. Dolan(3)(24)(28)(30) 231 Main Street Court House Annex Chardon, OH 44024	Class A Shares Class B Shares	366,203 7,271,042	* 13.4%	9.6%

Charles F. Dolan Children Trust FBO Kathleen M. Dolan(3)(26) c/o Richard Baccari MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Shares Class B Shares	191,456 3,675,924	* 6.8%	4.8%

Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney(3)(27) 340 Crossways Park Drive Woodbury, NY 11797	Class A Shares Class B Shares	191,456 3,675,924	* 6.8%	4.8%

Charles F. Dolan Children Trust FBO Marianne Dolan Weber(3)(28) c/o Richard Baccari MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Shares Class B Shares	191,456 3,563,208	* 6.6%	4.7%

Charles F. Dolan Children Trust FBO Patrick F. Dolan(3)(29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Shares Class B Shares	191,456 3,544,063	* 6.5%	4.7%

Charles F. Dolan Children Trust FBO Thomas C. Dolan(3)(30) 340 Crossways Park Drive Woodbury, NY 11797	Class A Shares Class B Shares	159,547 3,707,834	* 6.8%	4.9%

Charles F. Dolan Children Trust FBO James L. Dolan(3)(31) P.O. Box 420 Oyster Bay, NY 11771	Class A Shares Class B Shares	159,547 3,707,834	* 6.8%	4.9%

Charles F. Dolan 2015 Grantor Retained Annuity Trust #1C(3)(8)(9)(33) c/o Dolan Family Office Attn: President 340 Crossways Park Drive Woodbury, New York, 11797	Class A Shares Class B Shares	— 10,451,524	* 19.3%	13.7%

Helen A. Dolan 2015 Grantor Retained Annuity Trust #1C(3)(8)(9)(34) c/o Dolan Family Office Attn: President 340 Crossways Park Drive Woodbury, New York, 11797	Class A Shares Class B Shares	— 7,623,366	* 14.1%	10.0%

Name and Address of Beneficial Owner	Title of Class(1)	Number of Outstanding Shares Beneficially Owned(1)(2)	Percentage of Outstanding Shares		Combined Voting Power of all Classes of Stock Beneficially Owned(1)(2)

Directors & Executive Officers

Charles F. Dolan(3)(8)(9)(10)(25)(33) 340 Crossways Park Drive Woodbury, NY 11797	Class A Shares Class B Shares	5,709,567 31,944,763	2.6 59.0	% %	42.6%

James L. Dolan(3)(10)(13)(15)(22)(31) c/o Knickerbocker Group LLC Attention: Scott Metsch P.O. Box 420 Oyster Bay, NY 11771	Class A Shares Class B Shares	3,428,795 3,904,703	1.5 7.2	% %	5.6%

Gregg G. Seibert(10)(32)	Class A Shares Class B Shares	1,669,167 —	* —		*

Brian G. Sweeney(3)(10)(11)(12)(19)(20)(23)(27) 340 Crossways Park Drive Woodbury, NY 11797	Class A Shares Class B Shares	648,230 3,675,924	* 6.8%		4.9%

Kristin A. Dolan(3)(10) c/o Knickerbocker Group LLC Attention: Scott Metsch P.O. Box 420 Oyster Bay, NY 11771	Class A Shares Class B Shares	3,428,795 3,904,703	1.5 7.2	% %	5.6%

Joseph J. Lhota(11)(12)	Class A Shares Class B Shares	— —	— —

Thomas V. Reifenheiser(11)(12)	Class A Shares Class B Shares	43,755 —	* —		*

John R. Ryan(11)(12)	Class A Shares Class B Shares	12,630 —	* —		*

Steven J. Simmons(11)(12)	Class A Shares Class B Shares	2,302 —	* —		*

Vincent Tese(11)(12)	Class A Shares Class B Shares	259 —	* —		*

Leonard Tow(11)(12)	Class A Shares Class B Shares	5,854 —	* —		*

Rand V. Araskog(11)(12)	Class A Shares Class B Shares	108,000 —	* —		*

Edward C. Atwood(10)(12)(18)	Class A Shares Class B Shares	458,880 —	* —		*

Frank J. Biondi(11)(12)	Class A Shares Class B Shares	4,230 —	* —		*

Name and Address of Beneficial Owner	Title of Class(1)	Number of Outstanding Shares Beneficially Owned(1)(2)	Percentage of Outstanding Shares		Combined Voting Power of all Classes of Stock Beneficially Owned(1)(2)
Paul J. Dolan(3)(12)(22)(26)(31) Progressive Field 2401 Ontario St. Cleveland, OH 44115	Class A Shares Class B Shares	760,838 7,383,758	* 13.6%		9.8%

Thomas C. Dolan(3)(10)(17)(24)(30) 340 Crossways Park Drive Woodbury, NY 11797	Class A Shares Class B Shares	653,715 3,707,834	* 6.8%		4.9%

Deborah Dolan-Sweeney(3)(11)(12)(13)(23)(24)(27)(31) 340 Crossways Park Drive Woodbury, NY 11797	Class A Shares Class B Shares	648,230 3,675,924	* 6.8%		4.9%

Patrick F. Dolan(3)(10)(16)(23)(29) 340 Crossways Park Drive Woodbury, NY 11797	Class A Shares Class B Shares	508,938 3,544,063	* 6.5%		4.7%

Marianne Dolan Weber(3)(11)(12)(21)(24)(28) c/o Richard Baccari MLC Ventures LLC P.O. Box 1014 Yorktown Heights, NY 10598	Class A Shares Class B Shares	209,301 3,563,208	* 6.6%		4.7%

All executive officers and directors as a group (21 persons)(3)(8)(9)(10)(11)(12)(13)(15)(16)(17)(18)(19) (20)(21)(22)(23)(24)(26)(27)(28)(29)(30)(31)(32)(33)	Class A Shares Class B Shares	13,399,892 54,137,673	6.0 100	% %	72.6%

*	Less than 1%
(1)	Beneficial ownership of a security consists of sole or shared voting power (including the power to vote or to direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contract, arrangement, understanding and relationship or otherwise. Unless indicated, beneficial ownership disclosed consists of sole voting and investment power. Beneficial ownership of Class A Shares is exclusive of the Class A Shares that are issuable upon conversion of Class B Shares.
(2)	Class B Shares are convertible into Class A Shares at the option of the holder on a share for share basis. The holder of one Class A Share has one vote per share at a meeting of Cablevision stockholders and the holder of one Class B Share has 10 votes per share at a meeting of Cablevision stockholders, except in the separate elections of directors. Holders of Class A Shares have the right to elect 25% of the Board of Directors rounded up to the nearest whole director and the holders of Class B Shares have the right to elect the remaining members of the Board of Directors.
(3)

Members of the Dolan family have formed a “group” for purposes of Section 13(d) of the Exchange Act. The members of this group (the “Group Members”) are: Charles F. Dolan, individually and as Trustee of the Charles F. Dolan 2015 Grantor Retained Annuity Trust #1C (the “CFD 2015 GRAT #1C”) and the Charles F. Dolan 2009 Revocable Trust (the “CFD 2009 Trust”); Helen A. Dolan, individually and as Trustee of the Helen A. Dolan 2015 Grantor Retained Annuity Trust #1C (the “HAD 2015 GRAT #1C”) and the Helen A. Dolan 2009 Revocable Trust (the “HAD 2009 Trust”); James L. Dolan; Thomas C. Dolan; Patrick F. Dolan; Kathleen M. Dolan, individually and as a Trustee of the Charles F. Dolan Children Trust FBO Kathleen M. Dolan, the Charles F. Dolan Children Trust FBO Deborah Dolan-Sweeney, the Charles F. Dolan Children Trust FBO Marianne Dolan Weber, the Charles F. Dolan Children Trust FBO Patrick F. Dolan, the Charles F. Dolan Children Trust FBO Thomas C. Dolan and the Charles F. Dolan Children Trust FBO

James L. Dolan (hereinafter collectively referred to as the “Dolan Children Trusts” and individually, a “Dolan Children Trust”), and as sole Trustee of the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust; Marianne Dolan Weber; Deborah A. Dolan-Sweeney; Dolan Children Trust FBO Kathleen M. Dolan; Dolan Children Trust FBO Marianne Dolan Weber; Dolan Children Trust FBO Deborah Dolan-Sweeney; Dolan Children Trust FBO James L. Dolan; Dolan Children Trust FBO Thomas C. Dolan; Dolan Children Trust FBO Patrick F. Dolan; 2009 Family Trust FBO James L. Dolan; 2009 Family Trust FBO Thomas C. Dolan; 2009 Family Trust FBO Patrick F. Dolan; 2009 Family Trust FBO Kathleen M. Dolan; 2009 Family Trust FBO Marianne Dolan Weber; 2009 Family Trust FBO Deborah A. Dolan-Sweeney; Ryan Dolan 1989 Trust; Tara Dolan 1989 Trust; CFD 2010 Grandchildren Trust FBO Descendants of Deborah A. Dolan-Sweeney; CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan; CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber; CFD 2010 Grandchildren Trust FBO Descendants of Patrick F. Dolan; CFD 2010 Grandchildren Trust FBO Aidan Dolan; and CFD 2010 Grandchildren Trust FBO Quentin Dolan; CFD 2010 GRAT #1C; and HAD 2015 GRAT #1C. Individuals who are not Group Members but are trustees of trusts that are Group Member include David M. Dolan, as a Trustee of the Charles F. Dolan 2009 Family Trust FBO Patrick F. Dolan, the Charles F. Dolan 2009 Family Trust FBO Thomas C. Dolan, the Charles F. Dolan 2009 Family Trust FBO James L. Dolan, the Charles F. Dolan 2009 Family Trust FBO Marianne Dolan Weber, the Charles F. Dolan 2009 Family Trust FBO Kathleen M. Dolan and the Charles F. Dolan 2009 Family Trust FBO Deborah Dolan-Sweeney (collectively, the “2009 Family Trusts” and individually, a “2009 Family Trust”) and as a Trustee of the CFD 2010 Grandchildren Trust FBO Descendants of James L. Dolan, CFD 2010 Grandchildren Trust FBO Descendants of Kathleen M. Dolan, CFD 2010 Grandchildren Trust FBO Descendants of Deborah A. Dolan- Sweeney, CFD 2010 Grandchildren Trust FBO Descendants of Marianne E. Dolan Weber and CFD 2010 Grandchildren Trust FBO Descendants of Patrick F. Dolan (collectively, the “CFD 2010 Grandchildren Trusts” and individually, a “2010 Grandchildren Trust”); Paul J. Dolan, as a Trustee of the Dolan Children Trusts FBO Kathleen M. Dolan and James L. Dolan; Matthew J. Dolan, as a Trustee of the Dolan Children Trusts FBO Marianne Dolan Weber and Thomas C. Dolan; Mary S. Dolan, as a Trustee of the Dolan Children Trusts FBO Deborah Dolan-Sweeney and Patrick F. Dolan, each of the 2009 Family Trusts and each of the CFD 2010 Grandchildren Trusts The Group Members may be deemed to beneficially own an aggregate of 65,517,125 Class A Shares as a result of their beneficial ownership of (i) 11,379,452 Class A Shares (including 1,224,900 shares of restricted stock and 4,422,300 Class A Shares issuable upon the exercise of options granted pursuant to Cablevision’s Employee Stock Plan, which on November 27, 2015, were unexercised but were exercisable within a period of 60 days), and (ii) 54,137,673 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof. Individuals who are not Group Members but are trustees of trusts that are Group Members may be deemed to beneficially own an additional 1,431,234 Class A Shares. See footnotes (8), (9), (10) through (17), (19) through (34).
(4)	The Company has been informed that certain operating subsidiaries of GAMCO Investors, Inc. beneficially owned, or exercised investment discretion over various institutional accounts which held an aggregate of 17,535,831 shares of Class A common stock as of October 2, 2015.
(5)	Cablevision has been informed that Paulson & Co. Inc. (“Paulson”), an investment advisor, beneficially owned and had sole voting power and sole dispositive power over 13,706,441 Class A Shares as of December 31, 2014. Paulson’s affiliates furnish investment advice to and manage onshore and offshore investment funds and separate managed accounts (such investment funds and accounts, the “Funds”). In its role as investment advisor, or manager, Paulson possesses voting and/ or investment power over the securities that are owned by the Funds. All securities of Cablevision are owned by the Funds. Paulson disclaims beneficial ownership of such securities.
(6)	Cablevision has been informed that The Vanguard Group, an investment advisor, beneficially owned 22,214,188 Class A Shares and had sole voting power over 367,777 Class A Shares, shared dispositive power over 348,077 Class A Shares and sole dispositive power over 21,866,111 Class A Shares as of January 31, 2015.
(7)	Cablevision has been informed that BlackRock, Inc. beneficially owned and had sole dispositive power over 13,380,239 Class A Shares and had sole voting power over 11,609,416 Class A Shares as of December 31, 2013.

(8)	Charles F. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 14,026,805 Class A Shares (including 236,632 Class A Shares, 668,000 shares of restricted stock, 2,011,600 Class A Shares issuable upon exercise of options which on November 27, 2015 were unexercised but were exercisable within a period of 60 days owned personally; 416,887 Class A Shares owned by the CFD 2009 Trust, 242,162 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the CFD 2009 Trust and 10,451,524 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the CFD 2015 GRAT #1C), and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 23,627,525 Class A Shares (including 2,376,448 Class A Shares owned by the Dolan Family Foundation; 176,634 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the HAD 2009 Trust, 7,623,366 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the HAD GRAT #1C; 9,607,337 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the 2009 Family Trusts and 3,843,740 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts). Includes 9,607,337 Class B Shares owned by the 2009 Family Trusts and 3,843,740 Class B Shares owned by the CFD 2010 Grandchildren Trusts which Charles F. Dolan may be deemed to have the right to acquire because he has the right to substitute assets with the trust, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. He disclaims beneficial ownership of 2,376,448 Class A Shares owned by the Dolan Family Foundation; 176,634 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the HAD 2009 Trust, 7,623,366 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the HAD GRAT #1C; 9,607,337 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the 2009 Family Trusts and 3,843,740 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trust. See footnotes (9), (10), (24), (33).
(9)

Helen A. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 7,800,000 Class B Shares (including 176,634 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the HAD 2009 Trust and 7,623,366 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the HAD GRAT #1C), and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 29,854,330 Class A Shares (including 2,376,448 Class A Shares owned by the Dolan Family Foundation; 236,632 Class A Shares, 668,000 shares of restricted stock, 2,011,600 Class A Shares issuable upon exercise of options which on November 27, 2015 were unexercised but were exercisable within a period of 60 days owned personally by her spouse, Charles F. Dolan; 416,887 Class A Shares owned by the CFD 2009 Trust; 242,162 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the CFD 2009 Trust; 10,451,524 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the CFD 2015 GRAT #1C; 9,607,337 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the 2009 Family Trusts and 3,843,740 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts). Includes 9,607,337 Class B Shares owned by the 2009 Family Trusts and 3,843,740 Class B Shares owned by the CFD 2010 Grandchildren Trusts which Helen A. Dolan’s spouse, Charles F. Dolan, may be deemed to have the right to acquire because he has the right to substitute assets with the trust, subject to the trustees’ reasonable satisfaction that the substitute assets received by the trust are of equal value to the trust property exchanged therefor. She disclaims beneficial ownership of 2,376,448 Class A Shares owned by the Dolan Family Foundation; 236,632 Class A Shares, 668,000 shares of restricted stock, 2,011,600 Class A Shares issuable upon exercise of options which on November 27, 2015 were unexercised but were exercisable within a period of 60 days owned personally by her spouse, Charles F. Dolan; 416,887 Class A Shares owned by the CFD 2009 Trust; 242,162 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the CFD 2009 Trust; 10,451,524 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the CFD 2015 GRAT #1C; 9,607,337 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the 2009 Family Trusts and 3,843,740 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts. See footnotes (8), (10), (25), (34).
(10)	Includes Class A Shares issuable upon the exercise of options granted pursuant to Cablevision’s 2006 Employee Stock Plan and predecessor plans, which on November 27, 2015, were unexercised but were exercisable within a period of 60 days. These amounts include the following number of Class A Shares for the following individuals: Mr. Charles F. Dolan, 2,011,600; Mr. James L. Dolan, 1,951,800; Ms. Kristin A. Dolan, 67,800; Mr. Patrick F. Dolan, 95,800; Mr. Thomas C. Dolan, 199,500 and Mr. Sweeney, 95,800 (all executive officers and directors as a group 4,874,100 ); and Mr. Seibert, 1,143,900.
(11)	Includes Class A Shares issuable upon the exercise of options granted pursuant to Cablevision’s 2006 Stock Plan for Non-Employee Directors and predecessor plans, which on November 27, 2015, were unexercised but were exercisable within a period of 60 days. These amounts include the following number of Class A Shares for the following individuals: Mr. Araskog, 0; Mr. Biondi, 4,000; Ms. Kathleen M. Dolan, 0; Ms. Deborah Dolan-Sweeney, 0; Mr. Lhota, 0; Mr. Reifenheiser, 4,000; Mr. Ryan, 4,000; Mr. Tese, 0; Dr. Tow, 4,000; Mr. Simmons, 0; and Ms. Marianne Dolan Weber, 0.
(12)	Does not include restricted stock units granted under Cablevision’s 2006 Stock Plan for Non-Employee Directors and predecessor plans. These amounts include the following number of restricted stock units for the following individuals: Mr. Araskog, 54,095; Mr. Biondi, 54,095; Ms. Deborah Dolan-Sweeney, 43,225; Mr. Lhota, 12,491; Mr. Reifenheiser, 57,844; Mr. Ryan, 57,844; Mr. Simmons, 8,479; Mr. Tese, 57,844; Dr. Tow, 54,095; Ms. Marianne Dolan Weber, 54,095; Edward C. Atwood, 6,088; and Paul J. Dolan, 6,088.
(13)	James L. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 3,000,738 Class A Shares (including 980,611 Class A Shares and 1,951,800 Class A Shares issuable upon exercise of options which on November 27, 2015 were unexercised but were exercisable within a period of 60 days owned personally; 60,627 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned personally and an aggregate of 7,700 Class A Shares held as custodian for one or more of his children); and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 4,332,760 Class A Shares (including 40,763 Class A Shares; 199,900 shares of restricted stock, 67,800 Class A Shares issuable upon exercise of options which on November 27, 2015 were unexercised but were exercisable within a period of 60 days and 1,874 Class A Shares held in the Cablevision 401(k) Savings Plan’s Cablevision Stock Fund owned personally by his spouse, Kristin A. Dolan; 5,000 Class A Shares owned jointly with his spouse; 13,800 Class A Shares owned by members of his household; 159,547 Class A Shares and 3,707,834 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trust for his benefit and an aggregate of 136,242 Class B Shares and the equal number of Class A Shares issuable upon conversion owned of record by the CFD 2010 Grandchildren Trusts FBO Aidan and Quentin Dolan for which his spouse serves as trustee). He disclaims beneficial ownership of an aggregate of 7,700 Class A Shares held as custodian for one or more minor children; 13,800 Class A Shares owned by members of his household; 310,337 Class A Shares (including 40,763 Class A Shares, 199,900 shares of restricted stock, 67,800 Class A Shares issuable upon exercise of options which on November 27, 2015 were unexercised but were exercisable within a period of 60 days and 1,874 Class A Shares held in the Cablevision 401(k) Savings Plan’s Cablevision Stock Fund) owned personally by his spouse; 159,547 Class A Shares and 3,707,834 Class B Shares and the equal number of Class A Shares issuable upon conversion-thereof owned by the Dolan Children Trust for his benefit and an aggregate of 136,242 Class B Shares and the equal number of Class A Shares issuable upon conversion owned of record by the CFD 2010 Grandchildren Trusts FBO Aidan and Quentin Dolan for which his spouse serves as trustee.
(14)

Kathleen M. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 150,704 Class A Shares (including 20,250 Class A Shares owned personally; an aggregate of 9,200 Class A Shares held as custodian for one or more minor children and an aggregate of 121,254 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust for which she serves as trustee); and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 22,959,705 Class A Shares (including an aggregate of 1,084,918 Class A Shares owned by the Dolan

Children Trusts (of which 191,456 shares are held for her benefit) and an aggregate of 21,874,787 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trusts (of which 3,675,924 shares are held for her benefit) and for which she serves as co-trustee). She disclaims beneficial ownership of an aggregate of 9,200 Class A Shares held as custodian for one or more minor children; an aggregate of 121,254 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Ryan Dolan 1989 Trust and the Tara Dolan 1989 Trust for which she serves as trustee; an aggregate of 1,084,918 Class A Shares owned by the Dolan Children Trusts (of which 191,456 shares are held for her benefit) and an aggregate of 21,874,787 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trusts (of which 3,675,924 shares are held for her benefit) and for which she serves as co-trustee.
(15)	Kristin A. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 446,579 Class A Shares (including 40,763 Class A Shares; 199,900 shares of restricted stock, 67,800 Class A Shares issuable upon exercise of options which on November 27, 2015 were unexercised but were exercisable within a period of 60 days and 1,874 Class A Shares held in the Cablevision 401(k) Savings Plan’s Cablevision Stock Fund owned personally and an aggregate of 136,242 Class B Shares and the equal number of Class A Shares issuable upon conversion owned of record by the CFD 2010 Grandchildren Trusts FBO Aidan and Quentin Dolan for which she serves as trustee); and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 6,886,919 Class A Shares (including 980,611 Class A Shares and 1,951,800 Class A Shares issuable upon exercise of options which on November 27, 2015 were unexercised but were exercisable within a period of 60 days owned personally by her spouse, James L. Dolan; 60,627 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned personally by her spouse; 5,000 Class A Shares owned jointly with her spouse; an aggregate of 7,700 Class A Shares held by her spouse as custodian for one or more minor children; 13,800 Class A Shares owned by members of her household; 159,547 Class A Shares and 3,707,834 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of her spouse). She disclaims beneficial ownership of an aggregate of 7,700 Class A Shares held by her spouse as custodian for one or more minor children; 13,800 Class A Shares owned by members of her household; 2,932,411 Class A Shares (including 980,611 Class A Shares and 1,951,800 Class A Shares issuable upon exercise of options which on November 27, 2015 were unexercised but were exercisable within a period of 60 days) owned personally by her spouse; 60,627 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned personally by her spouse; 159,547 Class A Shares and 3,707,834 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of her spouse and an aggregate of 136,242 Class B Shares and the equal number of Class A Shares issuable upon conversion owned of record by the CFD 2010 Grandchildren Trusts FBO Aidan and Quentin Dolan for which she serves as trustee.
(16)	Patrick F. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 295,079 Class A Shares (including 131,979 Class A Shares, 67,300 shares of restricted stock and 95,800 Class A Shares issuable upon exercise of options which on November 27, 2015 were unexercised but were exercisable within a period of 60 days owned personally); and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 3,757,922 Class A Shares (including 17,025 Class A Shares owned jointly with his spouse; 2,628 Class A Shares owned personally by his spouse; 2,750 shares owned by the Daniel P. Mucci Trust (the “Mucci Trust”) for which he serves as co-trustee and 191,456 Class A Shares owned by the Dolan Children Trust for his benefit and 3,544,063 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trust for his benefit). He disclaims beneficial ownership of 2,628 Class A Shares owned personally by his spouse; 2,750 Class A Shares held by the Mucci Trust and 191,456 Class A Shares and 3,544,063 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trust for his benefit.
(17)

Thomas C. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 494,168 Class A Shares (including 204,868 Class A Shares, 89,800 shares of restricted stock and 199,500 Class A Shares issuable upon exercise of options which on November 27, 2015 were unexercised but were exercisable within a period of 60 days owned personally); and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 159,547 Class A Shares and 3,707,834 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trust for his benefit. He disclaims beneficial ownership of 159,547 Class A Shares and 3,707,834 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trust for his benefit.
(18)	Edward C. Atwood may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 13,499 Class A Shares owned personally; and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of an aggregate of 445,381 Class A Shares (including 79,611 Class A Shares owned jointly with his spouse and 365,770 Class A Shares owned by the CFD Trust No. 10 for the benefit of his spouse). He disclaims beneficial ownership of 365,770 Class A Shares owned by the CFD Trust No. 10 for the benefit of his spouse.
(19)	Brian G. Sweeney may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 415,843 Class A Shares (including 120,143 Class A Shares, 199,900 unvested shares of restricted stock and 95,800 Class A Shares issuable upon exercise of options which on November 27, 2015 were unexercised but were exercisable within a period of 60 days owned personally); and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 3,908,311 Class A Shares (including 8,881 Class A Shares owned personally by his spouse, Deborah A. Dolan-Sweeney; an aggregate of 32,050 Class A Shares held in trusts for his children for which he serves as co-trustee and 191,456 Class A Shares and 3,675,924 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse). He disclaims beneficial ownership of the 8,881 Class A Shares owned personally by his spouse; an aggregate of 32,050 Class A Shares held in trusts for his children for which he serves as co-trustee and 191,456 Class A Shares and 3,675,924 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trust for the benefit of his spouse.
(20)	Deborah A. Dolan-Sweeney may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 8,881 Class A Shares owned personally; and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 4,315,273 Class A Shares (including 120,143 Class A Shares, 199,900 shares of restricted stock and 95,800 Class A Shares issuable upon exercise of options which on November 27, 2015 were unexercised but were exercisable within a period of 60 days owned personally by her spouse, Brian G. Sweeney; an aggregate of 32,050 Class A Shares held in trusts for her children for which her spouse serves as co-trustee and 191,456 Class A Shares and 3,675,924 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trust for her benefit). She disclaims beneficial ownership of 415,843 Class A Shares (including 120,143 Class A Shares, 199,900 shares of restricted stock and 95,800 Class A Shares issuable upon exercise of options which on November 27, 2015 were unexercised but were exercisable within a period of 60 days) owned personally by her spouse; an aggregate of 32,050 Class A Shares held in trusts for her children for which her spouse serves as co-trustee and 191,456 Class A Shares and 3,675,924 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trust for her benefit.
(21)	Marianne Dolan Weber may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 10,845 Class A Shares; and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 3,761,664 Class A Shares (including 2,400 Class A Shares owned personally by her spouse; 4,600 Class A Shares owned by a member of her household and 191,456 Class A Shares and 3,563,208 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trust for her benefit). She disclaims beneficial ownership of 2,400 Class A Shares owned personally by her spouse; 4,600 Class A Shares owned by a member of her household and 191,456 Class A Shares and 3,563,208 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trust for her benefit.
(22)

Paul J. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 386,206 Class A Shares (including 20,436 Class A Shares held as custodian for one or more minor children and 365,770 Class A Shares owned by the CFD Trust No. 10); and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 7,758,390 Class A Shares (including 23,629 Class A Shares owned jointly with his spouse and an aggregate of 351,003 Class A Shares and 7,383,758 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan). He disclaims beneficial ownership of an aggregate of 20,436 Class A Shares held as custodian for one or more minor children; 365,770 Class A Shares owned by the CFD Trust No. 10 and an aggregate of 351,003 Class A Shares and 7,383,758 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Kathleen M. Dolan and James L. Dolan.
(23)	Mary S. Dolan may be deemed to have (i) the sole power to vote or to direct the vote and to dispose of or to direct the disposition of 27,250 Class A Shares held as custodian for one or more minor children; and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 21,087,013 Class A Shares (including 33,037 Class A Shares owned jointly with her spouse; an aggregate of 382,912 Class A Shares and 7,219,987 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Deborah Dolan-Sweeney and Patrick F. Dolan, an aggregate of 9,607,337 Class B Shares and the equal number of Class A Shares issuable upon conversion owned of record by the 2009 Family Trusts and an aggregate of 3,843,740 Class B Shares and the equal number of Class A Shares issuable upon conversion owned of record by the CFD 2010 Grandchildren Trusts). She disclaims beneficial ownership of 27,250 Class A Shares held as custodian for one or more minor children; an aggregate of 382,912 Class A Shares and 7,219,987 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Deborah Dolan-Sweeney and Patrick F. Dolan and an aggregate of 9,607,337 Class B Shares and the equal number of Class A Shares issuable upon conversion owned of record by the 2009 Family Trusts and an aggregate of 3,843,740 Class B Shares and the equal number of Class A Shares issuable upon conversion owned of record by the CFD 2010 Grandchildren Trusts.
(24)	Matthew J. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 11,850 Class A Shares (including 6,300 Class A Shares owned personally and 5,550 Class A Shares held as custodian for his child); and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 7,625,395 Class A Shares (including an aggregate of 2,000 Class A Shares owned of record with his spouse; 1,350 Class A Shares held by his spouse as custodian for a minor child; 351,003 Class A Shares and 7,271,042 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan). He disclaims beneficial ownership of 5,550 Class A Shares held as custodian for his child; 1,350 Class A Shares held by his spouse as custodian for a minor child and an aggregate of 351,003 Class A Shares and 7,271,042 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Dolan Children Trusts for the benefit of Marianne Dolan Weber and Thomas C. Dolan.
(25)	David M. Dolan may be deemed to have (i) the sole power to vote or to direct the vote of and to dispose of or to direct the disposition of 915,712 Class A Shares (including 7,186 Class A Shares owned by the David M. Dolan Revocable Trust and 908,526 Class A Shares owned by the Charles F. Dolan Charitable Remainder Trust); and (ii) the shared power to vote or to direct the vote of and to dispose of or to direct the disposition of 13,481,277 Class A Shares (including 9,200 Class A Shares owned jointly with his spouse; 21,000 Class A Shares owned by the Ann H. Dolan Revocable Trust; an aggregate of 9,607,337 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the 2009 Family Trusts and an aggregate of 3,843,740 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts). He disclaims beneficial ownership of 908,526 Class A Shares owned by the Charles F. Dolan Charitable Remainder Trust; 21,000 Class A Shares owned by the Ann H. Dolan Revocable Trust; an aggregate of 9,607,337 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the 2009 Family Trusts and an aggregate of 3,843,740 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the CFD 2010 Grandchildren Trusts.

(26)	Kathleen M. Dolan and Paul J. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 191,456 Class A Shares and 3,675,924 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Kathleen M. Dolan.
(27)	Kathleen M. Dolan and Mary S. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 191,456 Class A Shares and 3,675,924 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Deborah A. Dolan-Sweeney.
(28)	Kathleen M. Dolan and Matthew J. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 191,456 Class A Shares and 3,563,208 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Marianne Dolan-Weber.
(29)	Kathleen M. Dolan and Mary S. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 191,456 Class A Shares and 3,544,063 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Patrick F. Dolan.
(30)	Kathleen M. Dolan and Matthew J. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 159,547 Class A Shares and 3,707,834 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO Thomas C. Dolan.
(31)	Kathleen M. Dolan and Paul J. Dolan serve as co-trustees and have the shared power to vote and to dispose of the 159,547 Class A Shares and 3,707,834 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the Charles F. Dolan Children Trust FBO James L. Dolan.
(32)	Mr. Seibert’s service as an executive officer ended on March 1, 2015, and as a result his ownership is not included in the calculation of the beneficial ownership of all executive officers and directors as a group. Beneficial ownership information is based on information as of March 6, 2015.
(33)	Charles F. Dolan serves as trustee and has the sole power to vote and dispose of the 10,451,524 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the CFD 2015 GRAT #1C.
(34)	Helen A. Dolan serves as trustee and has the sole power to vote and dispose of the 7,623,366 Class B Shares and the equal number of Class A Shares issuable upon conversion thereof owned by the HAD 2015 GRAT #1C.

WHERE YOU CAN FIND MORE INFORMATION

Cablevision files annual, quarterly and current reports and other documents with the SEC. These reports contain additional information about Cablevision. Stockholders may read and copy any reports, statements or other information filed by Cablevision at the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at (800) SEC-0330 for further information on the operation of the Public Reference Room. Cablevision’s SEC filings are made electronically available to the public at the SEC’s website located at www.sec.gov. Stockholders can also obtain free copies of Cablevision’s SEC filings, including this Information Statement, through the “Investor Relations” section of Cablevision’s website at www.cablevision.com. Cablevision’s website address is being provided as an inactive textual reference only. The information provided on Cablevision’s website, other than the copies of the documents listed or referenced below that have been or will be filed with the SEC, is not part of this Information Statement, and therefore is not incorporated herein by reference.

The SEC allows Cablevision to “incorporate by reference” information that it files with the SEC and other documents into this Information Statement. This means that Cablevision may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement. This Information Statement and the information that Cablevision files later with the SEC may update and supersede the information incorporated by reference. Such updated and superseded information will not, except as so modified or superseded, constitute part of this Information Statement.

Cablevision incorporates by reference each document it files pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of the initial filing of this Information Statement and before the Effective Time. Cablevision also incorporates by reference into this Information Statement the documents listed below, which Cablevision has already filed with the SEC under the Exchange Act. Cablevision is not, however, incorporating by reference any documents or portions thereof, whether specifically listed below or filed in the future, that are not deemed “filed” with the SEC, including any information furnished pursuant to Items 2.02 or 7.01 of Form 8-K.

Cablevision Systems Corporation Filings:	Periods:

Annual Report on Form 10-K (and the information responsive to part III of Cablevision’s Annual Report on Form 10-K provided in Cablevision’s definitive Proxy Statement on Schedule 14A for the 2015 Annual Meeting of Stockholders filed with the SEC on April 10, 2015)	Fiscal Year ended Dec. 31, 2014

Quarterly Reports on Form 10-Q	Fiscal Quarters ended March 31, 2015, June 30, 2015 and September 30, 2015

Current Reports on Form 8-K	Filed with the SEC on February 6, 2015, February 25, 2015 (but not the information furnished under Item 2.02 or 7.01), May 22, 2015, September 17, 2015 and October 2, 2015

Cablevision undertakes to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this Information Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Information Statement incorporates. You may request a copy of documents incorporated by reference, at no cost, by writing or telephoning Cablevision at the following address or phone number:

Cablevision Systems Corporation

1111 Stewart Avenue

Bethpage, New York 11714,

Telephone Number: (516) 803-2270

Attention: Investor Relations

Altice and Merger Sub have supplied, and Cablevision has not independently verified, the information in this Information Statement relating to Altice and Merger Sub.

Stockholders should not rely on information that purports to be made by or on behalf of Cablevision other than that contained in or incorporated by reference in this Information Statement. Cablevision has not authorized anyone to provide information on behalf of Cablevision that is different from that contained in this Information Statement. This Information Statement is dated December 2, 2015. No assumption should be made that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement will not create any implication to the contrary. Notwithstanding the foregoing, in the event of any material change in any of the information previously disclosed, Cablevision will, where relevant and if required by applicable law, update such information through a supplement to this Information Statement.

HOUSEHOLDING OF INFORMATION STATEMENT

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” information statements and annual reports. This means that only one copy of this Information Statement and annual report to stockholders may have been sent to multiple stockholders in your household if no instruction to the contrary was received. Cablevision will promptly deliver a separate copy of the Information Statement to any holder of Shares at a shared address upon written or oral request. Please direct your inquiry or request by mail or telephone to Cablevision at:

Cablevision Systems Corporation

1111 Stewart Avenue

Bethpage, New York 11714,

Telephone Number: (516) 803-2270

Attention: Investor Relations

If you want to receive separate copies of annual reports or information statements in the future, or if you are receiving multiple copies of such documents and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact Cablevision at the above address and telephone number.

Annex A	Agreement and Plan of Merger among Cablevision Systems Corporation, Altice N.V. and Neptune Merger Sub Corp., dated September 16, 2015

Annex B	Opinion of Merrill Lynch, Pierce, Fenner & Smith Incorporated

Annex C	Opinion of Guggenheim Securities, LLC

Annex D	Opinion of PJT Partners LP

Annex E	Section 262 of the General Corporation Law of the State of Delaware

Annex A

AGREEMENT AND PLAN OF MERGER

Among

CABLEVISION SYSTEMS CORPORATION,

ALTICE N.V.

and

NEPTUNE MERGER SUB CORP.

Dated as of September 16, 2015

A-i

ARTICLE VII

	Conditions	A-41

7.1.	Conditions to Each Party’s Obligation to Effect the Merger	A-41
7.2.	Conditions to Obligations of Parent and Merger Sub	A-41
7.3.	Conditions to Obligation of the Company	A-42

ARTICLE VIII

	Termination	A-42

8.1.	Termination by Mutual Consent	A-42
8.2.	Termination by Either Parent or the Company	A-42
8.3.	Termination by the Company	A-43
8.4.	Termination by Parent	A-44
8.5.	Effect of Termination and Abandonment	A-44

ARTICLE IX

Miscellaneous and General		A-46

9.1.	Survival	A-46
9.2.	Modification or Amendment	A-46
9.3.	Waiver of Conditions	A-46
9.4.	Counterparts	A-46
9.5.	GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL; SPECIFIC PERFORMANCE	A-46
9.6.	Notices	A-48
9.7.	Entire Agreement	A-48
9.8.	No Third Party Beneficiaries	A-49
9.9.	Obligations of Parent and of the Company	A-49
9.10.	Transfer Taxes	A-49
9.11.	Definitions	A-49
9.12.	Severability	A-49
9.13.	Interpretation; Construction	A-49
9.14.	Assignment	A-50
Annex A	Defined Terms	A-1
Exhibit A	Charter	Ex. A-1
Exhibit B	Form of Stockholder Written Consent	Ex. B-1

A-ii

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (hereinafter called this “Agreement”), dated as of September 16, 2015, is by and among Cablevision Systems Corporation, a Delaware corporation (the “Company”), Altice N.V., a Dutch public company with limited liability (naamloze vennootschap) (“Parent”) and Neptune Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub,” with the Company and Merger Sub sometimes being hereinafter collectively referred to, together, as the “Constituent Corporations”).

RECITALS

WHEREAS, the respective boards of directors of each of Parent, Merger Sub and the Company have approved the merger of Merger Sub with and into the Company (the “Merger”) upon the terms and subject to the conditions set forth in this Agreement and have approved and declared advisable this Agreement;

WHEREAS, following the execution and delivery of this Agreement, and as a condition and material inducement to Parent to enter into this Agreement, the Company has agreed to use reasonable best efforts to obtain a written consent from certain stockholders of the Company pursuant to which such holders will approve and adopt this Agreement in accordance with Section 228 and Section 251(c) of the General Corporation Law of the State of Delaware (the “DGCL”) as more particularly set forth herein; and

WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

The Merger; Closing; Effective Time

1.1. The Merger. Upon the terms and subject to the satisfaction or written waiver of the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.3), Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (sometimes hereinafter referred to as the “Surviving Corporation”), and the separate corporate existence of the Company, with all of its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger, except as set forth in Article II. The Merger shall have the effects specified in the DGCL.

1.2. Closing. Unless otherwise mutually agreed in writing between the Company and Parent, the closing for the Merger (the “Closing”) shall take place at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York, at 9:00 a.m. (Eastern Time) on the third (3rd) business day (the “Closing Date”) following the day on which the last of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) shall be satisfied or waived in writing in accordance with this Agreement. For purposes of this Agreement, the term “business day” shall mean any day ending at 11:59 p.m. (Eastern Time) other than a Saturday or Sunday or a day on which banks are required or authorized to close in the City of New York or in the Switzerland or a day on which the Department of State of the State of Delaware is required or authorized to close.

1.3. Effective Time. As soon as practicable on the Closing Date following the Closing, the Company and Parent will cause a Certificate of Merger (the “Certificate of Merger”) to be duly executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in Section 251 of the DGCL. The Merger shall become effective at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later time as may be agreed by the parties in writing and specified in the Certificate of Merger (the “Effective Time”).

ARTICLE II

Certificate of Incorporation and Bylaws of the Surviving Corporation

2.1. The Certificate of Incorporation. At the Effective Time, the certificate of incorporation of the Surviving Corporation (the “Charter”) shall be amended in its entirety to read as set forth in EXHIBIT A hereto, until thereafter amended as provided therein or by applicable Laws.

2.2. The Bylaws. The parties hereto shall take all actions necessary so that the bylaws of the Company in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation (the “Bylaws”), until thereafter amended as provided therein or by applicable Laws.

ARTICLE III

Directors and Officers of the Surviving Corporation

3.1. Directors. The parties hereto shall take all actions necessary so that the board of directors of Merger Sub at the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Charter and the Bylaws.

3.2. Officers. The officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their successors shall have been duly appointed or until their earlier death, resignation or removal in accordance with the Charter and the Bylaws.

ARTICLE IV

Effect of the Merger on Capital Stock Exchange of Certificates

4.1. Effect on Capital Stock. At the Effective Time, as a result of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holders of any capital stock of the Company, Parent or Merger Sub:

(a) Merger Consideration. Each share of Cablevision NY Group Class A Common Stock, par value $0.01 per share, of the Company (a “Class A Share”, or collectively “Class A Shares”) and each share of Cablevision NY Group Class B Common Stock, par value $0.01 per share, of the Company (a “Class B Share”, or collectively “Class B Shares”, and together with the Class A Shares, the “Shares”) issued and outstanding immediately prior to the Effective Time (other than (i) Shares owned by the Company, Parent or any of their respective wholly-owned Subsidiaries, in each case not held on behalf of third parties in a fiduciary capacity, and (ii) Shares that are owned by stockholders (“Dissenting Stockholders”) who have perfected and not withdrawn a demand for appraisal rights pursuant to Section 262 of the DGCL (each, an “Excluded Share” and collectively, “Excluded Shares”)) shall be converted automatically into and shall thereafter represent the right to receive cash in the amount of $34.90 per Share without interest (the “Per Share Merger Consideration”). At the Effective Time, all of the Shares shall cease to be outstanding, shall be cancelled and retired and shall cease to exist, and each certificate (a “Certificate”) formerly representing any of the Shares and each non-certificated Share represented by book entry (a “Book-Entry Share”) (other than Excluded Shares) shall thereafter represent only the right to receive the Per Share Merger Consideration, without interest.

(b) Cancellation of Excluded Shares. Each Excluded Share, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holder of such Excluded Share, shall cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist, subject to any rights the holder thereof may have under Section 4.2(f).

(c) Merger Sub. At the Effective Time, each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

4.2. Exchange of Certificates.

(a) Paying Agent. Prior to the Effective Time, Parent shall deposit, or shall cause to be deposited, with a paying agent selected by Parent with the Company’s prior approval (such approval not to be unreasonably withheld, delayed or conditioned) (the “Paying Agent”), in trust for the benefit of the holders of Shares, a cash amount in immediately available funds necessary for the Paying Agent to make payments under Section 4.1(a) (such cash being hereinafter referred to as the “Exchange Fund”). The Paying Agent agreement pursuant to which Parent shall appoint the Paying Agent shall be in form and substance reasonably acceptable to the Company. The Paying Agent shall invest the Exchange Fund as directed by Parent; provided that such investments shall be in obligations of or guaranteed by the United States of America in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Financial Services LLC, respectively, in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion, or in money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of acquisition or a combination of the foregoing and, in any such case, no such instrument shall have a maturity exceeding three months. To the extent that there are losses with respect to such investments, or the Exchange Fund diminishes for other reasons below the level required to make prompt cash payment of the aggregate Per Share Merger Consideration as contemplated hereby, Parent shall promptly replace or restore the cash in the Exchange Fund lost through such investments or other events so as to ensure that the Exchange Fund is at all times maintained at a level sufficient to make such cash payments. Any interest and other income resulting from such investment shall become a part of the Exchange Fund, and any amounts in excess of the amounts payable under Section 4.1(a) shall be promptly returned to the Surviving Corporation.

(b) Exchange Procedures.

(i) Letter of Transmittal. Promptly after the Effective Time (and in any event within three (3) business days thereafter), the Surviving Corporation shall cause the Paying Agent to mail to each holder of record of Shares (other than holders of Excluded Shares) (A) a letter of transmittal in customary form specifying that delivery shall be effected, and risk of loss and title to the Certificates shall pass, with respect to Book-Entry Shares, only upon delivery of an “agent’s message” regarding the book-entry transfer of Book-Entry Shares (or such other evidence, if any, of the transfer as the Paying Agent may reasonably request), and with respect to Certificates, only upon delivery of the Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 4.2(e)) to the Paying Agent, such letter of transmittal to be in such form and have such other provisions as Parent and the Company may reasonably agree, and (B) instructions for effecting the surrender of the Book-Entry Shares or Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 4.2(e)) to the Paying Agent.

(ii) Certificates. Upon surrender of a Certificate (or affidavit of loss in lieu of the Certificate as provided in Section 4.2(e)) to the Paying Agent in accordance with the terms of such letter of transmittal and with such other customary documents as the Paying Agent may reasonably require, the holder of such Certificate shall be entitled to receive in exchange therefor a cash amount in immediately available funds (after giving effect to any required Tax withholdings as provided in Section 4.2(g)) equal to (A) the number of Shares represented by such Certificate (or affidavit of loss in lieu of the Certificate as provided in Section 4.2(e)) multiplied by (B) the Per Share Merger Consideration, and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates.

(iii) Book-Entry Shares. Notwithstanding anything to the contrary contained in this Agreement, any holder of Book-Entry Shares shall not be required to deliver a Certificate or an executed letter of transmittal to the Paying Agent to receive the Per Share Merger Consideration that such holder is entitled to receive as a result of the Merger pursuant to Section 4.1(a). In lieu thereof, each holder of record of one or more Book-Entry Shares (other than Excluded Shares) shall upon receipt by the Paying Agent of an “agent’s message” in customary form (it being understood that the holders of Book-Entry Shares shall be deemed to have surrendered such Shares upon receipt by the Paying Agent of such “agent’s message” or such other evidence, if any, as the Paying Agent may reasonably request), be entitled to receive, and Parent shall cause the Paying Agent to pay and deliver as promptly as reasonably practicable after the Effective Time, a cash amount in immediately available funds (after giving effect to any required Tax withholdings as provided in Section 4.2(g)) equal to the product of (A) the number of Shares represented by such Book-Entry Share multiplied by (B) the Per Share Merger Consideration, and the Book-Entry Shares so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable upon due surrender of the Book-Entry Shares.

(iv) Special Procedures for DTC. Prior to the Effective Time, Parent and the Company shall reasonably cooperate to establish procedures with the Paying Agent and The Depository Trust Company (“DTC”) designed to provide that (A) if the Closing occurs at or prior to 11:30 a.m. (Eastern Time) on the Closing Date, the Paying Agent will transmit to DTC or its nominee on the Closing Date an amount in cash in immediately available funds equal to the product of (x) the number of Shares held of record by DTC or such nominee immediately prior to the Effective Time and (y) the Per Share Merger Consideration (such amount, the “DTC Payment”), and (B) if the Closing occurs after 11:30 a.m. (Eastern Time) on the Closing Date, the Paying Agent will transmit to DTC or its nominee on the first (1st) business day after the Closing Date an amount in cash in immediately available funds equal to the DTC Payment.

(v) Unrecorded Transfers. In the event of a transfer of ownership of Shares that is not registered in the transfer records of the Company, a check for any cash to be exchanged upon due surrender of the Certificate may be issued to such transferee if the Certificate formerly representing such Shares is presented to the Paying Agent, accompanied by all documents reasonably required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid or are not applicable.

(c) Transfers. From and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, any Certificate is presented to the Surviving Corporation, Parent or the Paying Agent for transfer, it shall be cancelled and exchanged for the cash amount in immediately available funds to which the holder of the Certificate is entitled pursuant to this Article IV.

(d) Termination of Exchange Fund. Any portion of the Exchange Fund (including the proceeds of any investments of the Exchange Fund) that remains unclaimed by the stockholders of the Company for one hundred and eighty (180) days after the Effective Time shall be delivered to the Surviving Corporation. Any holder of Shares (other than Excluded Shares) who has not theretofore complied with this Article IV shall thereafter look only to the Surviving Corporation for payment of the Per Share Merger Consideration (after giving effect to any required Tax withholdings as provided in Section 4.2(g)) upon due surrender of its Certificates (or affidavits of loss in lieu of the Certificates as provided in Section (e) or Book-Entry Shares, without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. For the purposes of this Agreement, the term “Person” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity (as defined in Section 5.1(d)(i)) or other entity of any kind or nature.

(e) Lost, Stolen or Destroyed Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of a customary affidavit, in a form and substance reasonably acceptable to Parent, of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent, the posting by such Person of a bond in customary amount and upon such terms as may be reasonably required by Parent or the Paying Agent as indemnity against any claim that may be made against it or the Surviving Corporation with respect to such Certificate, the Paying Agent will issue a check in the amount (after giving effect to any required Tax withholdings as provided in Section 4.2(g)) equal to the number of Shares represented by such lost, stolen or destroyed Certificate multiplied by the Per Share Merger Consideration in exchange for such lost, stolen or destroyed Certificate.

(f) Appraisal Rights. No Person who has perfected a demand for appraisal rights pursuant to Section 262 of the DGCL shall be entitled to receive the Per Share Merger Consideration with respect to the Shares owned by such Person unless and until such Person shall have effectively withdrawn or lost such Person’s right to appraisal under the DGCL. Each Dissenting Stockholder shall be entitled to receive only the payment provided by Section 262 of the DGCL with respect to Shares owned by such Dissenting Stockholder. The Company shall give Parent prompt notice of any written demands for appraisal, attempted withdrawals of such demands, and any other instruments served pursuant to applicable Laws that are received by the Company relating to stockholders’ rights of appraisal. Except to the extent otherwise permitted pursuant to Section 6.1(a), the Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands. If any Dissenting Stockholder shall have withdrawn, failed to perfect or has otherwise lost the right to appraisal with respect to any Shares, such Shares shall cease to be Excluded Shares and such Shares shall be treated and paid out as if converted pursuant to Section 4.1(a).

(g) Withholding Rights. Each of Parent, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of Shares, Company Equity Awards or Company Cash Performance Awards such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable state, local or foreign Tax (as defined in Section 5.1(n)(iii)) Laws. To the extent that amounts are so withheld by Parent, the Surviving Corporation or the Paying Agent, as the case may be, such withheld amounts (i) shall be remitted to the applicable Governmental Entity, and (ii) shall be treated for all purposes of this Agreement as having been paid to the holder of Shares in respect of which such deduction and withholding was made by Parent, the Surviving Corporation or the Paying Agent, as the case may be.

4.3. Treatment of Company Equity Awards and Cash Performance Awards.

(a) Treatment of Options. At the Effective Time each outstanding option to purchase Shares (a “Company Option”) under the Company’s 2015 Employee Stock Plan, Amended and Restated 2006 Employee Stock Plan, 2006 Stock Plan for Non-Employee Directors, Amended and Restated Employee Stock Plan and Amended and Restated Stock Plan for Non-Employee Directors (collectively, the “Stock Plans”), whether vested or unvested, shall, automatically and without any required action on the part of the holder thereof, be cancelled and shall only entitle the holder of such Company Option to receive (without interest), as soon as reasonably practicable after the Effective Time (but in any event no later than three (3) business days after the Effective Time), an amount in cash equal to the product of (x) the number of Shares subject to such Company Option immediately prior to the Effective Time multiplied by (y) the excess, if any, of (A) the Per Share Merger Consideration over (B) the exercise price per Share of such Company Option, less applicable Taxes required to be withheld with respect to such payment. For the avoidance of doubt, any Company Option that has an exercise price per Share that is greater than or equal to the Per Share Merger Consideration shall be cancelled at the Effective Time for no consideration or payment.

(b) Treatment of Restricted Shares. At the Effective Time, any vesting conditions applicable to each outstanding restricted stock award (a “Company Restricted Share”) under the Stock Plans, shall, automatically and without any required action on the part of the holder thereof, accelerate in full, and any performance conditions applicable to such Company Restricted Share shall be deemed achieved as provided in the applicable award agreement, and such Company Restricted Share shall be cancelled and shall only entitle the holder of such Company Restricted Share to receive (without interest), as soon as reasonably practicable after the Effective Time (but in no event later than three (3) business days after the Effective Time), an amount in cash equal to the Per Share Merger Consideration, less applicable Taxes required to be withheld with respect to such payment.

(c) Treatment of Company Performance RSUs. At the Effective Time, each outstanding performance restricted stock unit (a “Company Performance RSU”) under the Stock Plans, shall, automatically and without any required action on the part of the holder thereof, become immediately vested at the target level of performance as provided in the applicable award agreements, and such Company Performance RSU shall, automatically and without any required action on the part of the holder thereof, be cancelled and shall only entitle the holder of such Company Performance RSU to receive (without interest), as soon as reasonably practicable after the Effective Time (but in any event no later than three (3) business days after the Effective Time), an amount in cash equal to (A) the number of Shares subject to such Company Performance RSU immediately prior to the Effective Time (after application of the foregoing vesting provisions) multiplied by (B) the Per Share Merger Consideration, less applicable Taxes required to be withheld with respect to such payment; provided, that, with respect to any Company Performance RSUs that constitute nonqualified deferred compensation subject to Section 409A of the Code and that are not permitted to be paid at the Effective Time without triggering a Tax or penalty under Section 409A of the Code, such payment shall be made at the earliest time permitted under the applicable Stock Plan and award agreement that will not trigger a Tax or penalty under Section 409A of the Code.

(d) Treatment of Company Director RSUs. At the Effective Time, each outstanding restricted stock unit (a “Company Director RSU”) under the 2006 Stock Plan for Non-Employee Directors and the Amended and Restated Stock Plan for Non-Employee Directors shall, automatically and without any required action on the part of the holder thereof, be cancelled and shall only entitle the holder of such Company Director RSU to receive (without interest), as soon as reasonably practicable after the Effective Time (but in any event no later than three (3) business days after the Effective Time), an amount in cash equal to (x) the number of Shares subject to such Company Director RSU immediately prior to the Effective Time multiplied by (y) the Per Share Merger Consideration; provided, that, with respect to any Company Director RSUs that constitute nonqualified deferred compensation subject to Section 409A of the Code and that are not permitted to be paid at the Effective Time without triggering a Tax or penalty under Section 409A of the Code, such payment shall be made at the earliest time permitted under the applicable Stock Plan and award agreement that will not trigger a Tax or penalty under Section 409A of the Code.

(e) Treatment of Company Cash Performance Awards. At the Effective Time, each outstanding cash performance award (a “Company Cash Performance Award”) granted under the Company’s Cash Incentive Plan and Management Performance Incentive Program shall, automatically and without any required action on the part of the holder thereof, become immediately vested at the target level of performance, as provided in the applicable award agreements, and such Company Cash Performance Award shall be paid to the holder thereof in an amount determined after application of the foregoing vesting provisions (without interest and less applicable Taxes required to be withheld with respect to such payment), as soon as reasonably practicable after the Effective Time (but in any event no later than three (3) business days after the Effective Time).

(f) Dividends and Dividend Equivalents. Any dividend or dividend equivalent rights accrued under any Company Equity Award (as defined below) shall be paid to the holder thereof at the same time as the payment in respect of such Company Equity Award is made to the holder pursuant to this Section 4.3.

(g) Company Actions. At or prior to the Effective Time, the Company, the board of directors of the Company (the “Company Board”) or the compensation committee of the board of directors of the

Company (the “Compensation Committee”), as applicable, shall adopt any resolutions and take any actions necessary to effectuate the treatment of the Company Options, Company Restricted Shares, Company Performance RSUs and Company Director RSUs (collectively, the “Company Equity Awards”) and the Company Cash Performance Awards in accordance with Sections 4.3(a) through 4.3(f).

ARTICLE V

Representations and Warranties

5.1. Representations and Warranties of the Company. Except (1) as set forth in the forms, statements, certifications, reports and documents filed with or furnished to the Securities and Exchange Commission (the “SEC”) (including the exhibits and schedules thereto) since January 1, 2014 and prior to the date of this Agreement pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Securities Act of 1933, as amended (the “Securities Act”), to the extent reasonably apparent, but excluding non-factual disclosures in the “Risk Factors” and “Forward Looking Statements” Sections thereof and any similar disclosure included therein that is cautionary, predictive or forward-looking in nature and (2) as set forth in the disclosure letter delivered to Parent by the Company prior to entering into this Agreement (the “Company Disclosure Letter”) (it being agreed that disclosure of any item in any section or subsection of the Company Disclosure Letter shall be deemed disclosure with respect to any other section or subsection to which the relevance of such item is reasonably apparent), the Company hereby represents and warrants to Parent and Merger Sub as of the date of this Agreement (except as otherwise expressly provided in this Article V) that:

(a) Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a legal entity duly organized, validly existing and in good standing under the Laws (as defined in Section 5.1(i)) of its respective jurisdiction of organization if the concept of good standing is recognized in such jurisdiction and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation or other legal entity in each jurisdiction that recognizes the concept of good standing and the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, qualified or in good standing, or to have such power or authority, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as defined below).

As used in this Agreement, the term (i) “Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such Person and/or by one or more of its Subsidiaries; (ii) “Affiliate” means, with respect to any Person, any Person who is an “affiliate” of such Person within the meaning of Rule 405 promulgated under the Securities Act; and (iii) “Material Adverse Effect” means any event, occurrence, change or effect that is, together with all other events, circumstances, changes or effects, materially adverse to (1) the condition (financial or otherwise), business, assets or results of operations of the Company and its Subsidiaries, taken as a whole or (2) the Company’s ability to consummate the Merger and the Transactions; provided, however, that none of the following, and no change, event, circumstance or effect, individually or in the aggregate arising out of, resulting from or attributable to any of the following, shall constitute or be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur:

(A) any changes in general United States or global economic conditions, except in the event that any change, event, circumstance or effect to or on a business or businesses of the Company and its Subsidiaries arising from any such changes in conditions has a materially disproportionate effect on the Company and its Subsidiaries, taken as a whole, relative to the effect that such changes in conditions have on a comparable business or businesses of other companies in the cable, telecommunications or media industries (in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur);

(B) any changes in conditions generally affecting the cable, telecommunications or media industries, except in the event that any change, event, circumstance or effect to or on a business or businesses of the Company and its Subsidiaries arising from any such changes in conditions has a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the adverse effect that such changes in conditions have on a comparable business or businesses of other companies in the cable, telecommunications or media industries (in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur);

(C) any change in the market price, trading volume or credit rating of any of the Company’s securities (other than of the Class B Shares) (provided that the exception in this clause (C) shall not prevent or otherwise affect a determination that any change, effect, or development underlying such change has resulted in or contributed to a Material Adverse Effect);

(D) any regulatory, legislative or political conditions or securities, credit, financial or other capital markets conditions, in each case in the United States or any foreign jurisdiction;

(E) any failure, in and of itself, by the Company or its Subsidiaries to meet any internal or publicly available projections, forecasts, estimates or predictions (provided that the exception in this clause (E) shall not prevent or otherwise affect a determination that any change, effect, or development underlying such failure has resulted in or contributed to a Material Adverse Effect);

(F) the public announcement or pendency of this Agreement, the Merger or any of the other transactions contemplated by this Agreement (such other transactions, including the Financing, the “Transactions”) or the identity of Parent or any of its Affiliates, including the effect thereof on the relationships, contractual or otherwise, of the Company or any of its Affiliates with employees, franchisors, labor unions, contractors, subscribers, suppliers, partners and other third parties (it being understood that this clause (F) shall not apply to Section 5.1(d));

(G) any actions or omissions of the Company or its Subsidiaries taken (or not taken) with the written consent of Parent or as required to comply with the terms of this Agreement and any changes or effects to the extent attributable to the failure of Parent to grant a consent requested by the Company pursuant to Section 6.1;

(H) any litigation arising from allegations of any breach of fiduciary duty or violation of Law relating to this Agreement, the Merger or the Transactions;

(I) changes or proposed changes in (i) U.S. generally accepted accounting principles (“GAAP”) or (ii) applicable Laws or the interpretation, application or enforcement thereof, except, as it relates to clause (ii), in the event that any change, event, circumstance or effect to or on a business or businesses of the Company and its Subsidiaries arising from any such changes has a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the adverse effect that such changes have on a comparable business or businesses of other companies in the cable, telecommunications or media industries operating in the jurisdictions affected by the change (in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur);

(J) any geopolitical conditions, the outbreak or escalation of hostilities, any acts of war, sabotage, terrorism or military actions, or any escalation or worsening of any such hostilities, acts of war, sabotage, terrorism or military actions threatened or underway, or epidemics, pandemics, earthquakes, hurricanes, tornadoes or other natural disasters or calamities, except in the event that any change, event, occurrence or effect to or on a business or businesses of the Company and its Subsidiaries arising from any such changes in conditions has a materially disproportionate adverse effect on the Company and its

Subsidiaries, taken as a whole, relative to the adverse effect that such changes in conditions, events or other natural disasters or calamities have on a comparable business or businesses of other companies in the cable, telecommunications or media industries (in which case only the incremental disproportionate adverse impact may be taken into account in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur); or

(K) any liability to the extent accrued or reserved against in the consolidated financial statements included in the Company Reports (or the notes thereto) filed or furnished prior to the date of this Agreement.

(b) Capital Structure. The authorized capital stock of the Company consists of 1,400,000,000 Class A Shares, of which 222,603,582 Shares were outstanding as of the close of business on September 15, 2015 (including 7,022,703 Company Restricted Shares), 480,000,000 Class B Shares, of which 54,137,673 Shares were outstanding as of the close of business on September 15, 2015, and 50,000,000 Preferred Shares, of which no shares were outstanding as of the close of business on September 15, 2015. Other than 25,011,970 Shares reserved for issuance under the Stock Plans, the Company has no Shares reserved for issuance. Section 5.1(b) of the Company Disclosure Letter contains a correct and complete list of all outstanding Company Equity Awards as of September 15, 2015, setting forth the number of Shares subject to each Company Equity Award and, if applicable, the exercise price with respect to each Company Equity Award. Each of the outstanding shares of capital stock or other securities of each of the Company’s Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and owned by the Company or by a direct or indirect wholly-owned Subsidiary of the Company, free and clear of any lien, charge, pledge, security interest, claim or other encumbrance (each, a “Lien”). Except as set forth above, there are no preemptive or other outstanding rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue or sell any shares of capital stock or other securities of the Company or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire from the Company or any of its Subsidiaries, any securities of the Company or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. Upon any issuance of any Shares in accordance with the terms of the Stock Plan, such Shares will be duly authorized, validly issued, fully paid and nonassessable and free and clear of any Liens. The Company does not have outstanding any bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. Other than pursuant to applicable Law and as contemplated by this Agreement, there are no outstanding obligations of the Company or any of its Subsidiaries restricting the transfer or voting of any Shares.

(c) Corporate Authority; Approval and Fairness.

(i) The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the Merger and the Transactions, subject only, assuming the accuracy of the representation and warranty in Section 5.2(g), to adoption of this Agreement by the holders of issued and outstanding Class A Shares and Class B Shares, voting together as a single class and representing a majority of all the votes entitled to be cast on such matter (the “Requisite Stockholder Approval”). This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery of this Agreement by Parent and Merger Sub, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exception”).

(ii) As of the date of this Agreement, the Company Board has (A) determined that this Agreement, the Merger and the Transactions are fair to and are in the best interests of the Company and its stockholders,

(B) approved and declared advisable this Agreement and the Merger and the Transactions and (C) subject to Section 6.2, resolved to recommend that the holders of Shares adopt this Agreement (the “Company Recommendation”) and directed that this Agreement be submitted to the holders of Shares for their adoption. The Company Board has received the opinions of each of its financial advisors, Merrill Lynch, Pierce, Fenner & Smith Incorporated, PJT Partners LP and Guggenheim Securities, LLC, to the effect that, as of the date of such opinion, and based upon and subject to the facts, assumptions, limitations and qualifications set forth therein, the Per Share Merger Consideration is fair from a financial point of view to the holders of Shares (other than the Company, Parent, or any of their respective wholly-owned Subsidiaries). Assuming the accuracy of the representation and warranty made in Section 5.2(g), the Company Board has taken all action so that Parent will not be an “interested stockholder” or prohibited from entering into or consummating a “business combination” with the Company (in each case as such term is used in Section 203 of the DGCL) as a result of the execution of this Agreement or the consummation of the Merger in the manner contemplated hereby.

(iii) The only vote of the holders of any class or series of capital stock of the Company necessary to adopt this Agreement is the Requisite Stockholder Approval.

(d) Governmental Filings; No Violations; Certain Contracts.

(i) Except for (A) compliance with, and filings under, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the “HSR Act”); (B) compliance with, and filings under, the Exchange Act and the Securities Act and the rules and regulations promulgated thereunder, including the filing with the SEC of an information statement of the type contemplated by Rule 14c-2 under the Exchange Act in connection with this Agreement, the Merger and the Transactions (together with any amendments or supplements thereto, the “Information Statement”) or of a proxy statement in lieu thereof as contemplated by Section 6.4(a) (together with any amendments or supplements thereto, the “Proxy Statement”); (C) compliance with state securities, takeover and “blue sky” Laws and the filing of documents with various state securities authorities that may be required in connection with the Merger and the Transactions; (D) the filing of the Certificate of Merger and other appropriate merger documents required by the DGCL with the Secretary of State of the State of Delaware; (E) compliance with any filings as may be required under applicable Environmental Laws; (F) compliance with the applicable requirements of the New York Stock Exchange (the “NYSE”); (G) compliance with, and filings under, any applicable requirements of the Cable Communications Policy Act of 1984 as amended by the Cable Television Consumer Protection and Competition Act of 1992, the Communications Act of 1934, as amended, the Telecommunications Act of 1996, and the rules and regulations of the Federal Communications Commission (“the FCC”) promulgated pursuant thereto (collectively, the “Federal Communications Law”); (H) compliance with, and filings under, any applicable requirements of U.S. domestic state public utility commissions and similar U.S. domestic state authorities; (I) compliance with, and filings under, any applicable U.S. domestic state statutes or local franchise ordinances and agreements; (J) the filing of a joint voluntary notice with the Committee on Foreign Investment in the United States (“CFIUS” pursuant to Section 721 of Title VII of the Defense Production Act of 1950, as amended by the Foreign Investment and National Security Act of 2007, P.L. 110-49, 121 Stat. 246. and otherwise (codified at 50 U.S.C. App. 2170) and regulations thereto, codified at 31 C.F.R. Part 800, et seq., as amended (“Section 271”)) in accordance with the requirements of Section 271, no filings, notices, reports, consents, registrations, approvals, permits or authorizations are required to be made by the Company with, nor are any required to be obtained by the Company from, any domestic, foreign or transnational governmental, quasi-governmental, regulatory or self-regulatory authority, agency, commission, body, department or instrumentality or any court, tribunal or arbitrator or other entity or subdivision thereof or other legislative, executive or judicial entity of any nature (each, a “Governmental Entity”) in connection with the execution, delivery and performance of this Agreement by the Company or the consummation of the Merger and Transactions, except those that the failure to make or obtain, as the case may be, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ii) The execution, delivery and performance of this Agreement by the Company do not, and the consummation of the Merger and the Transactions will not, constitute or result in a breach or violation of, or a default under, the certificate of incorporation or bylaws of the Company. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the execution, delivery and performance of this Agreement by the Company do not, and the consummation of the Merger and the Transactions will not, constitute or result in, with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) or default under, the creation or acceleration of any obligations under or the creation of a Lien on any of the assets of the Company or any of its Subsidiaries pursuant to any agreement, lease, license, contract, note, mortgage, indenture, arrangement or other obligation (each, a “Contract”) binding upon the Company or any of its Subsidiaries or, assuming (solely with respect to performance of this Agreement and consummation of the Merger and the Transactions), compliance with the matters referred to in Section 5.1(d)(i) under any Laws to which the Company or any of its Subsidiaries is subject.

(e) Company Reports; Financial Statements.

(i) The Company has filed or furnished, as applicable, on a timely basis, all forms, registration statements, certifications, reports and documents required to be filed or furnished by it with the SEC pursuant to the Exchange Act or the Securities Act since December 31, 2012 (the “Applicable Date”) (the forms, registration statements, reports, certifications and documents required to be filed or furnished by the Company to the SEC, including any amendments thereto, the “Company Reports”). Since the Applicable Date, each of the Company Reports, at the time of its filing or being furnished (or if amended prior to the date of this Agreement as of the date of such amendment to any such Company Report) complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002, as amended, and any rules and regulations promulgated thereunder applicable to the Company Reports. As of their respective dates (or, if amended prior to the date of this Agreement, as of the date of such amendment), the Company Reports filed or furnished to the SEC since the Applicable Date did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading.

(ii) The Company maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act. Such disclosure controls and procedures are designed to ensure that information required to be disclosed by the Company is recorded and reported on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC and other public disclosure documents. The Company maintains a system of internal control over financial reporting (as defined in Rule 13a-15 or 15d-15, as applicable, under the Exchange Act). Such internal control over financial reporting provides reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Neither the Company nor any of its Subsidiaries has extended or maintained credit, arranged for extension of credit, or reserved an extension of credit in the form of a personal loan to or for any executive officer or director of the Company in violation of Section 402 of the Sarbanes-Oxley Act. The Company is in compliance, and has complied, in each case in all material respects, with (i) the applicable provisions of the Sarbanes-Oxley Act and (ii) the applicable listing and corporate governance rules of the NYSE.

(iii) Each of the consolidated balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) since the Applicable Date fairly presents the consolidated financial position of the Company and its consolidated Subsidiaries as of its date and each of the consolidated statements of income, comprehensive income, stockholders’ deficiency and cash flows included in or incorporated by reference into the Company Reports since the Applicable Date (including any related notes and schedules) fairly presents the results of operations, earnings and changes in financial position, as the case may be, of such companies for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein.

(iv) Since December 31, 2014 until the date of this Agreement, there has been no transaction, or series of transactions, agreements, arrangements, or understandings, to which the Company or any of its Subsidiaries is a party that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act.

(f) Absence of Certain Changes. Since December 31, 2014, the Company and its Subsidiaries have conducted their respective businesses in all material respects in the ordinary course of such businesses and since December 31, 2014, there has not been any event, occurrence, development or state of circumstances or facts that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(g) Litigation and Liabilities.

(i) There are no civil, criminal or administrative actions, suits, claims, hearings, arbitrations, investigations or other proceedings pending or, to the knowledge of the Company, threatened in writing against the Company or any of its Subsidiaries, except for those that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any material judgment, order, writ, injunction, decree or award of any Governmental Entity that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ii) Except (A) as reflected or reserved against in the Company’s consolidated balance sheet (and the notes thereto) as of December 31, 2014, (B) obligations or liabilities incurred in the ordinary course of business since December 31, 2014, (C) obligations or liabilities under Contracts the Company and its Subsidiaries entered into in the ordinary course, and (D) obligations or liabilities arising or incurred in connection with this Agreement (other than obligations or liabilities arising out of or in connection with breaches of such Contracts by the Company or any of its Subsidiaries), the Merger or the Transactions, there are no obligations or liabilities of the Company or any of its Subsidiaries, whether or not accrued, contingent or otherwise, except for those that have not had or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(iii) The term “knowledge” when used in this Agreement with respect to the Company shall mean the actual knowledge of the executive officers listed in Section 5.1(g)(iii) of the Company Disclosure Letter, and the knowledge of any such Person obtained or that would have been obtained from a reasonable inquiry of such Person’s direct reports.

(h) Employee Benefits; Labor.

(i) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Company Plan (other than “multiemployer plans” within the meaning of Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (each, a “Multiemployer Plan” is in compliance with its terms and applicable Laws, including ERISA and the Code. For purposes of this Agreement, “Company Plan” means any benefit or compensation plan, program, policy, practice, agreement, contract, arrangement or other obligation, whether or not in writing and whether or not funded, in each case, which is sponsored or maintained by, or required to be contributed to, or with respect to which any potential liability is borne by, the Company or any of its Subsidiaries. The Company and its Subsidiaries have made all material contributions to Multiemployer Plans when due.

(ii) With respect to each material Company Plan, the Company has previously delivered or made available to Parent a complete and correct copy of the most recent plan document and, to the extent applicable: (A) the summary plan description and any other summaries or material employee communications, (B) the most recent annual report on Forms 5500, (C) the most recent actuarial valuations, (D) material contracts including trust agreements, insurance contracts, and administrative services agreements, (E) the most recent determination or opinion letters for any plan intended to be qualified under Section 401(a) of the Code, and (F) any non-routine correspondence with the

Department of Labor, Internal Revenue Service, or any other governmental entity with respect to any unresolved material issue regarding a Company Plan. No Company Plan is maintained for the benefit of employees whose employment is outside the United States.

(iii) Each Company Plan that is an “employee benefit plan” within the meaning of Section 3(3) of ERISA (an “ERISA Plan”) that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Code, and, to the knowledge of the Company, nothing has occurred that would adversely affect the qualification or Tax exemption of any such Company Plan. With respect to any ERISA Plan, neither the Company nor any of its Subsidiaries has engaged in a transaction in connection with which the Company or any of its Subsidiaries reasonably could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a Tax imposed pursuant to Section 4975 or 4976 of the Code, except for any such penalty or Tax as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(iv) Neither the Company nor any of its Subsidiaries has or is expected to incur any material liability under subtitles C or D of Title IV of ERISA with respect to any ongoing, frozen or terminated “single-employer plan”, within the meaning of Section 4001(a)(15) of ERISA, currently or formerly maintained by any of them or any employers (whether or not incorporated) that would be treated together with the Company or any of its Subsidiaries as a “single employer” within the meaning of Section 414 of the Code (an “ERISA Affiliate”). Neither the Company nor any ERISA Affiliate has maintained, established, participated in or contributed to, or is or has been obligated to contribute to, or has otherwise incurred any obligation or liability (including any contingent liability) under, a Multiemployer Plan in the last six (6) years.

(v) Neither the execution and delivery of this Agreement, shareholder or other approval of this Agreement nor the consummation of the Merger or the Transactions could, either alone or in combination with another event, (1) entitle any employee of the Company or any of its Subsidiaries to severance pay or any material increase in severance pay (other than severance pay required by any Laws) or (2) accelerate the time of payment or vesting, or materially increase the amount of compensation due to any current or former employee, officer or director of the Company or any of its Subsidiaries.

(vi) As of the date of this Agreement, to the knowledge of the Company, there is no contract, agreement, plan or arrangement to which the Company or any of its subsidiaries is a party covering any employee, former employee, officer, director, shareholder or contract worker of the Company or any of its Subsidiaries that, individually or collectively, would (either alone or in combination with other events) give rise to the payment of any amount, including by way of accelerated vesting, that, as of the date of this Agreement, is not expected to be deductible pursuant to Section 280G of the Code as a result of or in connection with the entering into, or the consummation of the transactions contemplated by, this Agreement. Neither the Company nor any of its Subsidiaries has any obligation (including, indirectly, by way of indemnification) to make any Tax gross up payments, as a result of the interest and penalty provisions of Section 4999 of the Code, to any individual.

(vii) Neither the Company nor any of its Subsidiaries has any obligation (including, indirectly, by way of indemnification) to make any Tax gross-up payments, as a result of the interest and penalty provisions of Section 409A of the Code, to any individual.

(viii) Neither the Company nor any of its Subsidiaries has any liability in respect of post-retirement health, medical or life insurance benefits for retired, former or current employees, directors or other independent contractors of the Company or its Subsidiaries except as required to avoid excise tax under Section 4980B of the Code.

(ix) Neither the Company nor any of its Subsidiaries is a party to, or is in negotiation to become party to, any collective bargaining agreement. There is no material strike, lockout, slowdown, work stoppage, unfair labor practice or other labor dispute, or material arbitration or grievance pending or, to the knowledge of the Company, threatened. Each of the Company and its Subsidiaries is in compliance with all applicable Laws respecting labor, employment and employment practices, terms and conditions of employment, wages and hours, and occupational safety and health except for any such failure to be in compliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(i) Compliance with Laws; Licenses. Since the Applicable Date, the businesses of each of the Company and its Subsidiaries have not been, and are not being, conducted in violation of any federal, state or local law, statute or ordinance, common law, or any rule, regulation, judgment, order, writ, injunction or decree, of any Governmental Entity (collectively, “Laws”) that is applicable to the Company or its Subsidiaries, including Laws relating to privacy, publicity, data protection and the collection and use of personal information and user information gathered or accessed in the course of its operations (“Data Privacy Laws”), except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company and its Subsidiaries have timely and validly made all filings and payments, and given all notices, required under the Federal Communications Laws, Data Privacy Laws, other Laws, and the rules and regulations of any state public utility commission, local franchise authority, and the Federal Universal Service Fund or any state equivalent thereto, except where the failure to have made such filings or payments, or given such notices would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company and its Subsidiaries have charged rates for rate-regulated services in a manner consistent in all material respects with the Federal Communications Laws and other Laws. The Company and its Subsidiaries have filed with the U.S. Copyright Office all required statements of account with respect to their business in accordance with the Copyright Act of 1976, as amended, and the regulations thereunder, required to have been filed since the Applicable Date, and have paid all royalty fees required for the periods thereunder, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company and its Subsidiaries each has obtained and is in compliance with all permits, certifications, approvals, registrations, consents, authorizations, franchises, variances, exemptions and orders issued or granted by a Governmental Entity (“Licenses”) necessary to conduct its business as presently conducted, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each License of the Company or its Subsidiaries is in full force and effect and none of the Company or any of its Subsidiaries has received written notice from any Governmental Entity alleging any conflict with or breach of any such License or threatening termination, revocation or cancellation of any Licenses. The Company and its Subsidiaries have made available to Parent and Merger Sub true and complete copies of all material FCC Licenses held by the Company or its Subsidiaries. All material Licenses are validly held by the Company and its Subsidiaries and are in full force and effect. Since the Applicable Date, neither the Company nor any of its Subsidiaries has received written notice to the effect that a Governmental Entity was considering the amendment in any material respect, termination, revocation or cancellation of any material Licenses.

(j) Material Contracts.

(i) Except as disclosed in Section 5.1(j)(i) of the Company Disclosure Letter and except for Company Plans, neither the Company nor any of its Subsidiaries is a party to or bound by any of the following Contracts as of the date of this Agreement:

(A) any partnership, joint venture, revenue-sharing or profit-sharing Contract material to the Company or in which the Company or any of its Subsidiaries owns any interest valued at more than $10 million, without regard to voting or economic interest;

(B) (x) any Contract that contains a material restriction on competition in any line of business or geographic region, an exclusivity provision or a “most favored nation” provision regarding pricing and economic terms, in each case, in favor of the other party to such Contract, (y) any arrangement whereby the

Company grants any right of first refusal or right of first offer or similar right to a third party or (z) any arrangement (other than a Franchise) that limits or purports to limit in any respect the ability of the Company or its Subsidiaries to own, sell, transfer, pledge, or otherwise dispose of assets or businesses, in each case of clauses (x), (y) and (z) that (1) involve revenues or expenses of the Company or any of its Subsidiaries of more than $40 million in the fiscal year ended December 31, 2014 or from January 1, 2015 through the date of this Agreement or (2) would be binding on Parent or any of its Affiliates (other than the Surviving Company and its Subsidiaries) following the Closing;

(C) any Contract relating to any loan or other extension of credit (including indebtedness for borrowed money or any financial guarantee by the Company or any of its Subsidiaries) with a principal amount in excess of $40 million made by the Company or any of its Subsidiaries, other than (x) Contracts solely among the Company and/or any of its direct or indirect wholly owned Subsidiaries and (y) accounts receivable accrued in the ordinary course of business of the Company and its Subsidiaries;

(D) any Contract relating to any swap, forward, futures, warrant, option or other derivative transaction involving revenues or expenses by the Company or any of its Subsidiaries of more than $10 million in the fiscal year ended December 31, 2014 or from January 1, 2015 through the date of this Agreement;

(E) any Contract relating to the acquisition or disposition (whether by merger, sale of stock, sale of assets or otherwise) of any business, Person (other than natural persons), division, operating unit or product line material to the Company and its Subsidiaries, taken as a whole, except for any such acquisition or disposition that has been consummated prior to the date of this Agreement and with respect to which the Company’s good faith estimate of its remaining aggregate reasonably probable liabilities with respect thereto is no greater than $10 million;

(F) any Contract between the Company or any of its Subsidiaries, on the one hand, and any Affiliate of the Company (other than its Subsidiaries), on the other hand, that would be required to be disclosed by the Company pursuant to Item 404 of Regulation S-K, other than in the ordinary course arms’ length arrangements pursuant to which the Company provides advertising, cable or telecommunications services to The Maddison Square Garden Company or AMC Networks Inc.;

(G) any Contract (x) pursuant to which the Company or any of its Subsidiaries manages, operates or provides material services to any cable systems that are not, directly or indirectly, wholly owned by the Company and (y) that involves revenues or expenses of the Company or any of its Subsidiaries of more than $10 million in the fiscal year ended December 31, 2014 or from January 1, 2015 through the date of this Agreement;

(H) each top twenty (20) cable programming or broadcast station Contract, based upon the annual payments by the Company and its Subsidiaries thereunder for calendar year 2015 (excluding video-on-demand); or

(I) any material Contract with the FCC or any other Governmental Entity relating to the operation or construction of cable systems that is not set forth in the Franchises (other than Contracts to provide cable services to Governmental Entities in the ordinary course of business).

Each such Contract described in Section 5.1(j)(i)(A) through 5.1(j)(i)(I) is referred to herein as a “Material Contract”.

(ii) A true and complete copy of each Material Contract as of the date of this Agreement has been made available to Parent; provided, however, that with respect to the Contracts described in clause (H) above only the primary Contract with respect to such programming has been made available to Parent. No portion of any such Contract not made available to Parent (other than the commercially sensitive information that has been redacted) modifies in any material respect any portion of such Contracts actually made available to Parent. Except for expirations in the ordinary course of business in accordance with the terms of such Material Contract, each Material Contract is valid and binding on the Company or its Subsidiaries, as the case may be, and, to the knowledge of the Company, each other party thereto, and each Material Contract is in full force and effect, except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except for breaches or defaults that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any other party to a Material Contract, has taken or failed to take any act that, with or without notice, lapse of time, or both, would constitute a material breach or a default under the provisions of such Material Contract.

(k) Real Property.

(i) Except as would not reasonably be expected be material to the Company and its Subsidiaries, taken as a whole, the Company or one of its Subsidiaries, as applicable, has good and marketable title to the real property owned by the Company or its Subsidiaries (the “Owned Real Property”), free and clear of any Encumbrance.

(ii) With respect to the real property that is leased by or subleased to the Company or any of its Subsidiaries and is material to the Company and its Subsidiaries, taken as a whole (the “Leased Real Property”), except as would not be material to the Company, the Company or the applicable Subsidiary has a good and valid leasehold interest in such Leased Real Property free and clear of all Encumbrances.

(iii) For purposes of this Section 5.1(k) only, “Encumbrance” means any Lien, easement, covenant, or other restriction or title matter or encumbrance of any kind in respect of such asset but specifically excludes (A) encumbrances for current Taxes or other governmental charges not yet due and payable, or the validity or amount of which is being contested in good faith by appropriate proceedings and for which the Company has recorded a reserve on its financial statements; (B) mechanics’, carriers’, workmen’s, repairmen’s or other like encumbrances arising or incurred in the ordinary course of business relating to obligations as to which there is no default on the part of the Company, or the validity or amount of which is being contested in good faith by appropriate proceedings; (C) other encumbrances that do not, individually or in the aggregate, materially impair the continued use, operation, value or marketability of the specific parcel of Owned Real Property or Leased Real Property to which they relate or the conduct of the business of the Company and its Subsidiaries as presently conducted; (D) easements, rights of way or other similar matters or restrictions or exclusions which would be shown by a current title report or other similar report; and (E) any condition or other matter, if any, that may be shown or disclosed by a current and accurate survey or physical inspection.

(l) Takeover Statutes. Assuming the representations and warranties of Parent and Merger Sub set forth in Section 5.2(g) are true and correct, no “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover statute or regulation (each, a “Takeover Statute”) or any anti-takeover provision in the Company’s certificate of incorporation or bylaws is applicable to this Agreement, the Company, the Shares, the Merger or the Transactions.

(m) Environmental Matters.

(i) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (A) the Company and its Subsidiaries are and since the Applicable Date have been in compliance with all Environmental Laws applicable to the operation of their respective businesses; (B) the Company and its Subsidiaries possesses all Licenses required under applicable Environmental Laws for the operation of their respective businesses as presently conducted and they are and since the Applicable Date have been in compliance therewith; (C) no written notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no action, claim, suit or legal proceeding is pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, in each case, pursuant to any Environmental Law other than for matters that have been resolved and are no longer outstanding; (D) the Company and its Subsidiaries are not currently subject to any court order, administrative order or decree arising under any Environmental Law; (E) neither the Company nor any Subsidiary has released any Hazardous Substances that require any investigation, remediation, removal, or remedial or corrective action pursuant to Environmental Law; (F) no third party has released any Hazardous Substances at any Owned Real Property or other real property operated by the Company or any Subsidiary, or, during the period of its ownership or operation thereof, at any real property formerly owned or operated by the Company or any Subsidiary, that require any investigation, remediation, removal, or remedial or corrective action by the Company or any Subsidiary pursuant to Environmental Law; and (G) neither the Company nor any Subsidiary is conducting or funding any decontamination, abatement, investigation, remediation, removal, or remedial or corrective action of or in connection with any Hazardous Substances.

(ii) Notwithstanding any other representation and warranty in this Article V, the representations and warranties contained in this Section 5.1(m) constitute the sole representations and warranties of the Company relating to any Environmental Law.

(iii) As used in this Agreement, (A) the term “Environmental Law” means any applicable Law concerning pollution, or the protection of the environment, or Hazardous Substance exposure or handling, including those relating to the manufacture, generation, handling, use, treatment, storage, disposal or transportation of Hazardous Substances; and (B) the term “Hazardous Substance” means any pollutant, contaminant, waste or toxic, hazardous, radioactive, ignitable, corrosive or reactive substance or material listed, defined, designated or classified as such under any Environmental Law, including petroleum and petroleum products, asbestos, polychlorinated biphenyls and toxic mold.

(n) Taxes.

(i) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

(A) all material Tax Returns required by applicable Laws to be filed with any Taxing Authority by, or on behalf of, the Company or any of its Subsidiaries have been filed when due in accordance with applicable Laws, and all such material Tax Returns are true and complete in all material respects;

(B) the Company and each of its Subsidiaries has paid (or has had paid on its behalf) or has withheld and remitted to the appropriate Taxing Authority all material Taxes due and payable, except with respect to Taxes contested in good faith through appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;

(C) there is no written claim now pending or, to the knowledge of the Company, threatened in writing against or with respect to the Company or its Subsidiaries in respect of any material Tax, and there is no audit, action, suit, proceeding or investigation with respect to any liability of the Company for any material Tax;

(D) during the five-year period ending on the date hereof, neither the Company nor any of its Subsidiaries was a distributing corporation or a controlled corporation in a transaction intended to be governed by Section 355 or Section 361 of the Code;

(E) neither the Company nor any of its Subsidiaries has been a member of an affiliated, consolidated, combined or unitary group other than one of which the Company was the common parent or has any liability for Taxes of any Person (other than the Company or its Subsidiaries) under U.S. Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise;

(F) neither the Company nor any of its Subsidiaries is party to any Tax Sharing Agreement, other than any Tax Sharing Agreements solely among the Company and/or its Subsidiaries;

(G) no claim has been made in writing by any Taxing Authority in a jurisdiction where the Company or any of its Subsidiaries do not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to taxation by, or required to file any Tax Return in, that jurisdiction and neither the Company nor any of its Subsidiaries has, and has not had, within the past five (5) years, a permanent establishment or other taxable presence in any foreign country, as determined pursuant to applicable foreign law and any applicable Tax treaty or convention between the United States and such foreign country;

(H) neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency;

(I) neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (I) change in, or improper, method of accounting for a taxable period ending on or prior to the Closing Date, (II) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or prior to the Closing Date, (III) installment sale or open transaction disposition made on or prior to the Closing Date, (IV) prepaid amount received on or prior to the Closing Date, (V) intercompany transaction entered into or excess loss account created on or prior to the Closing Date;

(J) neither the Company nor any of its Subsidiaries is or has been a party to any “listed transaction,” as defined in Section 6707A(c)(2) of the Code and U.S. Treasury Regulations Section 1.6011-4(b)(2).

(ii) Notwithstanding any other representation and warranty in this Article V, the representations and warranties contained in Section 5.1(h) and this Section 5.1(n) constitute the sole representations and warranties of the Company relating to any Tax matters.

(iii) As used in this Agreement, (A) the term “Tax” means any tax, duty, levy, governmental fee or other like assessment or charge of any kind whatsoever (including withholding on amounts paid to or by any Person), together with any interest, penalty, addition to tax or additional amount imposed by any Governmental Entity (a “Taxing Authority”) responsible for the imposition of any such tax (domestic or foreign), and any liability for any of the foregoing as transferee or successor; (B) the term “Tax Return” means any report, return, amended return, document, declaration or other information or filing (and any attachment thereto) required to be supplied to any Taxing Authority with respect to Taxes, including information returns, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information; and (C) the term “Tax Sharing Agreements” means all existing agreements or arrangements (whether or not written) binding the Company or any of its Subsidiaries that provide for the allocation, apportionment, sharing or assignment of, or indemnification with respect to, any Tax liability or benefit, or the transfer or assignment of income, revenues, receipts, or gains for the purpose of determining any Person’s Tax liability (other than any such agreement or arrangement entered into in the ordinary cause of business that does not have as a principal purpose addressing Tax matters).

(o) Intellectual Property.

(i) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (1) none of the Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries (“Owned Intellectual Property”) has lapsed, expired, been abandoned or been adjudged invalid or unenforceable, and (2) all Owned Intellectual Property (A) is subsisting, and to the knowledge of the Company, valid and enforceable, and (B) to the extent such items are registered or the subject of an application for registration with any Governmental Entity, is active or pending without challenge by any third party (all such Owned Intellectual Property, the “Company Registered IP”).

(ii) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) the Company and its Subsidiaries are the sole and exclusive owners of all

Owned Intellectual Property, and hold all of their right, title and interest in and to all Owned Intellectual Property and their applicable rights in the Licensed Intellectual Property free and clear of all Liens, and (B) there exist no restrictions on the disclosure, use, license or transfer of any the Owned Intellectual Property.

(iii) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) neither the Company nor any of its Subsidiaries nor the conduct of their respective businesses has infringed, misappropriated or otherwise violated any Intellectual Property rights of any third party and (B) there is no claim, action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries alleging that (1) the Company or any of its Subsidiaries infringes, misappropriates, dilutes or otherwise violates any Intellectual Property rights of any third party or (2) any Owned Intellectual Property or Licensed Intellectual Property is invalid or unenforceable.

(iv) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) the Company and its Subsidiaries have implemented reasonable policies and procedures and have taken commercially reasonable steps to maintain, protect and enforce their rights in the Owned Intellectual Property and the Licensed Intellectual Property, including (1) payment of maintenance or similar fees and filing of statements of use with the applicable Governmental Entities with respect to the Company Registered IP, and (2) steps intended to protect and preserve the confidentiality of all trade secrets and other confidential information included in the Owned Intellectual Property, (B) none of the trade secrets or other confidential information included in the Owned Intellectual Property have been disclosed other than pursuant to written confidentiality or non-disclosure agreements, and (C) to the knowledge of the Company, no Person has infringed, misappropriated or otherwise violated any Owned Intellectual Property.

(v) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the extent any Intellectual Property has been conceived, developed or created for the Company or any of its Subsidiaries by any current or former employee or contractor of the Company or any of its Subsidiaries, the Company or such Subsidiary, as applicable, owns all such Intellectual Property.

(vi) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) the IT Assets operate and perform in a manner that permits, and are sufficient for, the Company and each of its Subsidiaries to conduct their businesses, (B) the Company and its Subsidiaries have taken commercially reasonable actions, consistent with current industry standards, to protect the confidentiality, integrity and security of the IT Assets (and all information and transactions stored or contained therein or transmitted thereby) against unauthorized use, access, interruption, modification or corruption, and (C) to the knowledge of the Company, no Person has gained unauthorized access to the IT Assets (or the information and transactions stored or contained therein or transmitted thereby).

As used in this Agreement, the terms:

“Intellectual Property” means any and all intellectual property and industrial property rights throughout the world, including (A) trademarks and service marks whether registered or unregistered, certification marks, collective marks, Internet domain name registrations, trade dress and design rights, all registrations, renewals and applications for registration of the foregoing, and all goodwill associated therewith; (B) patents, patent applications, and all reissuances, continuations, continuations in part, divisions, extensions, supplementary protection certificates, and re-examinations and the equivalents of any of the foregoing in any jurisdiction; (C) trade secrets, including, in each case, to the extent qualifying as a trade secret under applicable Laws, proprietary and confidential information know-how, inventions, designs, drawings, specifications, product configurations, technical data and other data, formulae, pricing and cost information, plans, processes, procedures, schematics, manufacturing techniques, business methods, subscriber lists and supplier lists;

(D) copyrights whether registered or unregistered (including copyrights in (1) computer software and (2) other published and unpublished works of authorship), including all registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof; (E) database rights and rights to industrial designs; and (F) rights afforded under any applicable Law with respect to any of the foregoing.

“IT Assets” means any and all computers, computer software, firmware, middleware, servers, workstations, routers, hubs, switches, networks, data communications lines and all other information technology equipment, and all associated documentation owned by, or licensed or leased to, the Company or its Subsidiaries (excluding, in each case, any public networks).

“Licensed Intellectual Property” means all Intellectual Property owned by a third party and licensed or sublicensed to, or allowed for use by, the Company or any of its Subsidiaries.

(p) Insurance. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) the Company’s and its Subsidiaries’ insurance policies are in full force and effect and all premiums thereon have been timely paid or, if not yet due, accrued; (ii) the Company and its Subsidiaries are in compliance with the terms of such policies; and (iii) to the knowledge of the Company, as of the date of this Agreement there are no threatened in writing terminations of, or material premium increases with respect to, any of such policies.

(q) Franchises.

(i) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (A) each cable system, as such term is defined in 47 U.S.C. § 522(7), owned or operated by the Company or any of its Subsidiaries is in compliance with each franchise, as such term is defined in the Communications Act of 1934, as amended (together with the written orders, policies and decisions of the FCC), granted by a Governmental Entity authorizing the construction, upgrade, maintenance or operation of any part of the subject cable system (each, a “Franchise”) and (B) there are no ongoing or, to the knowledge of the Company, threatened audits or similar proceedings undertaken by Governmental Entity with respect to any of the Franchises of the Company or any of its Subsidiaries. The Company has made available to Parent and Merger Sub a true and complete list of all such Franchises, which Franchises comprise all of the franchises (as defined in the Federal Communications Laws) necessary to operate the business of the Company and its Subsidiaries in all material respects as currently conducted.

(ii) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each of the Company’s and its Subsidiaries’ Franchises is binding and in full force and effect, there are no applications (other than renewal applications that are valid and were timely filed) relating to any of the Company’s or its Subsidiaries’ Franchises pending before any Governmental Entity, and neither the Company nor any of its Subsidiaries has received written notice from any Person that any of its Franchises will not be renewed or that the applicable Governmental Entity has challenged or raised any objection to a request for any such renewal.

(iii) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is no pending, and neither the Company nor any of its Subsidiaries has received any written notice of any imminent, audit with respect to payment of fees or other matters pertaining to access to or use of poles, ducts, conduits or rights of way. The Company and its Subsidiaries have paid, timely and in full, all material fees due for such access or use or under any agreement pertaining thereto, except for any such fees that the Company and its Subsidiaries are contesting in good faith.

(r) Brokers and Finders. Except for Merrill Lynch, Pierce, Fenner & Smith Incorporated, PJT Partners LP and Guggenheim Securities, LLC, there is no investment banker, broker or finder that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who might be entitled to any fee or commission in connection with the Merger or the Transactions.

(s) No Additional Representations. Except for the representations and warranties made by the Company in this Section 5.1, neither the Company nor any other Person makes any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects in connection with this Agreement, the Merger or the Transactions, and the Company hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither the Company nor any other Person makes or has made any representation or warranty to Parent, Merger Subsidiary, or any of their Affiliates or Representatives with respect to (a) any or all financial estimates, budgets, projections, forecasts, business plans, cost-related plans and other prospect information or forward-looking statements relating to the Company, any of its Subsidiaries or their respective businesses, or (b) any oral or, except for the representations and warranties made by the Company in this Section 5.1 and the accompanying Company Disclosure Letter, written information presented to Parent, Merger Subsidiary or any of their Affiliates or Representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or in the course of the Merger or the Transactions.

5.2. Representations and Warranties of Parent and Merger Sub. Except as set forth in the corresponding sections or subsections of the disclosure letter delivered to the Company by Parent prior to entering into this Agreement (the “Parent Disclosure Letter”), Parent and Merger Sub each hereby represent and warrant to the Company that:

(a) Organization, Good Standing and Qualification. Each of Parent and Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so organized, qualified or in such good standing, or to have such power or authority, would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent and Merger Sub to consummate the Merger and the Transactions. Parent has made available to the Company copies of the organizational documents of Parent and Merger Sub, each as in effect on the date of this Agreement.

(b) Corporate Authority. No vote of holders of capital stock of Parent is necessary to approve this Agreement, the Merger and the Transactions. Each of Parent and Merger Sub has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement, subject only to the adoption of this Agreement by Parent as the sole stockholder of Merger Sub, and to consummate the Merger and the Transactions. This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming due execution and delivery of this Agreement by the Company, constitutes a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.

(c) Governmental Filings; No Violations; Etc.

(i) Except for (A) compliance with, and filings under, the HSR Act, (B) compliance with, and filings under, the Exchange Act, the Securities Act or foreign or state securities or “blue sky” Laws, (C) compliance with state securities, takeover and “blue sky” Laws and the filing of documents with various state securities authorities that may be required in connection with the Merger and the Transactions, (D) the filing of the Certificate of Merger and other appropriate merger documents required by the DGCL with the Secretary of State of the State of Delaware, (E) compliance with, and filings under, any applicable requirements of the Federal Communications Laws, (F) compliance with, and filings under, any applicable requirements of U.S. domestic state public utility commissions and similar U.S. domestic state authorities, (G) compliance with, and filings under, any applicable U.S. domestic state statutes or local franchise ordinances and agreements and (H) the filing of a joint voluntary notice with CFIUS in accordance with the requirements of Section 271, no notices, reports or other filings are required to be made by Parent or Merger Sub with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by Parent or Merger Sub from, any Governmental Entity in connection with the execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Merger and the Transactions, except those that the failure to make or obtain would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Merger Sub to consummate the Merger and the Transactions.

(ii) The execution, delivery and performance of this Agreement by Parent and Merger Sub do not, and the consummation by Parent and Merger Sub of the Merger and the Transactions will not, constitute or result in a breach or violation of, or a default under, the certificate of incorporation or bylaws of Parent or Merger Sub. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the execution, delivery and performance of this Agreement by Parent and Merger Sub do not, and the consummation of the Merger and the Transactions will not, constitute or result in, with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) or a default under, the creation or acceleration of any obligations under or the creation of a Lien on any of the assets of Parent or any of its Subsidiaries pursuant to, any Contracts binding upon Parent or any of its Subsidiaries or any Laws to which Parent or any of its Subsidiaries is subject.

(iii) To Parent’s knowledge as of the date of this Agreement, there are no facts or circumstances that could reasonably be expected to result in the condition set forth in Section 7.1(d) failing to be satisfied on a timely basis, after compliance by Parent with Section 6.4.

(d) Litigation.

(i) As of the date of this Agreement, there are no civil, criminal or administrative actions, suits, claims, hearings, arbitrations, investigations or other proceedings pending or, to the knowledge of Parent, threatened in writing against Parent or Merger Sub that seek to enjoin, or would reasonably be expected to have the effect of preventing, making illegal, or otherwise interfering with, the Merger or any of the Transactions, except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent and Merger Sub to consummate the Merger and the Transactions.

(ii) The term “knowledge” when used in this Agreement with respect to Parent shall mean the actual knowledge of the executive officers listed in Schedule 5.2(d)(ii) of the Parent Disclosure Letter, and the knowledge of any such Person obtained or that would have been obtained from a reasonable inquiry of such Person’s direct reports.

(e) Financing.

(i) Parent has delivered to the Company (i) a true, complete and correct copy of an executed definitive debt commitment letter (the “Debt Commitment Letter”) and (ii) a true, complete and correct copy of an executed definitive equity commitment letter (the “Equity Commitment Letter”) (the Debt Commitment Letter, the Equity Commitment Letter, in each case until replaced by definitive agreements, as contemplated by Section 6.11, and any agreements relating to the alternative financing, along with any related documents, entered into in accordance with the terms of this Agreement, together the “Financing Agreements”) with the financial institutions named therein (the “Financing Sources”). As of the date of this Agreement, pursuant to the Debt Commitment Letter, the Financing Sources have committed to provide the debt financing described in the Debt Commitment Letter and related documents (the “Debt Financing”) and the equity commitment (the “Equity Commitment”) described in the Equity Commitment Letter and related documents (the “Equity Financing” and together with the Debt Financing, the “Financing”) in connection with the Merger and the Transactions. The Financing Agreements have not been amended, modified or supplemented prior to the date of this Agreement, and, as of the date of this Agreement, no such amendment, modification or supplement is contemplated by Parent or, to the knowledge of Parent, any other party thereto. As of the date of this Agreement, the respective commitments contained in the Debt Commitment Letter and the Equity Commitment Letter have not been withdrawn or rescinded in any respect.

(ii) Except for fee letters (complete copies of which have been provided to the Company, with only fee amounts and other customary threshold amounts redacted; provided that Parent represents and warrants that the redacted provisions in such fee letters do not permit the imposition of any new conditions (or the expansion of any existing conditions) with respect to the availability of the Financing or any reduction in the amount of the Financing) and engagement letters and syndication letters with respect to the Financing and customary agency fee letters with respect to the Debt Financing and any interest rate, currency or other cost caps relating to the Financing, as of the date hereof there are no side letters or Contracts to which Parent or Merger Sub is a party related to the funding or consummation of the Financing.

(iii) Parent has paid all commitment and underwriting fees or other fees that are due and payable in connection with the Financing Agreements, and the Financing Agreements are (or will be when executed) in full force and effect and are (or will be when executed) the legal, valid, binding and enforceable obligations of Parent and Merger Sub, as the case may be and to the extent applicable, and, to the knowledge of Parent and Merger Sub, each of the other parties thereto, in each case subject to the Bankruptcy and Equity Exception.

(iv) There are no conditions precedent or other contingencies related to the obligations of the Financing Sources, Parent and Merger Sub under the Financing Agreements, other than as expressly set forth in the Financing Agreements delivered by Parent to the Company on or prior to the date hereof and, in the case of Parent and Merger Sub, other than as expressly set forth in this Agreement. Other than disclosure requirements under applicable Law, there are no restrictions under applicable Law on Parent’s ability to issue and consummate the Equity Financing contemplated by the Equity Commitment Letter, except that Parent may not issue its ordinary share A securities for less than the €0.01 par value of such shares and except as would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent and Merger Sub to consummate the Equity Financing and otherwise comply with their respective obligations under this Agreement.

(v) As of the date of this Agreement, no event has occurred that, with or without notice, lapse of time or both, would reasonably be expected to constitute a default or breach on the part of Parent or Merger Sub or, to the knowledge of Parent or Merger Sub, any other party thereto under any of the Financing Agreements. As of the date of this Agreement, assuming the accuracy of the representations and warranties of the Company set forth in this Agreement, Parent has no reason to believe that any of the conditions to the Financing contemplated by the Financing Agreements will not be satisfied.

(vi) The aggregate proceeds of the Financing, together with cash or cash equivalents held by Parent, as of the Effective Time, will be sufficient to enable Parent to pay all amounts required to be paid by Parent or Merger Sub in cash in connection with the Merger and the Transactions, including, without duplication, in respect of the aggregate Per Share Merger Consideration pursuant to Section 4.1 of this Agreement, the Company Equity Awards and the Company Cash Performance Awards pursuant to Section 4.3 of this Agreement, repayment of any outstanding indebtedness required to be repaid in order to consummate the Merger and the Transaction and any fees and expenses required to be paid by Parent, Merger Sub or the Surviving Corporation in connection with the Merger and the Transactions, including any hedging costs of Parent, Merger Sub or their Affiliates.

(f) Capitalization of Merger Sub. The authorized capital stock of Merger Sub consists solely of 1000 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is owned by Parent or a direct or indirect wholly-owned Subsidiary of Parent as of the date hereof and as of the Effective Time Parent will own at least a majority of Merger Sub’s issued and outstanding capital stock.1 Merger Sub has not conducted any business prior to the date of this Agreement and has no, and prior to the Effective Time will have no, assets, liabilities or obligations of any nature other than those incident to its formation and pursuant to this Agreement and the Merger and the Transactions.

(g) Ownership of Shares. Neither Parent nor Merger Sub nor any of their “affiliates” or “associates” is, and at no time during the last three years has been, an “interested stockholder” of the Company, as such quoted terms are defined in Section 203 of the DGCL. Neither Parent, Merger Sub nor any of their respective Affiliates “owns” any shares of capital stock of the Company, as such quoted term is defined in Section 203 of the DGCL or beneficially owns (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, or is the record holder of, or is a party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, in each case, any shares of capital stock of the Company, except for any such shares that may be owned by any employee benefit or other plan administered by or on behalf of Parent or any of its Subsidiaries, to the extent the determination to acquire such shares was not directed by Parent or Merger Sub.

(h) Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans. In connection with the due diligence investigation of the Company by Parent and Merger Sub, Parent and Merger Sub have received and may continue to receive from the Company certain estimates, budgets, projections, forecasts, business plans, cost-related plans and other prospect information or forward-looking statements regarding the Company, its Subsidiaries and their respective businesses and operations. Parent and Merger Sub hereby acknowledge that there are uncertainties inherent in attempting to make such estimates, budgets, projections, forecasts, business plans, cost-related plans and other prospect information or forward-looking statements, with which Parent and Merger Sub are familiar, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, budgets, projections, forecasts, business plans, cost-related plans and other prospect information or forward-looking statements so furnished to them, and that neither Parent, Merger Sub nor any of their respective Affiliates will have any claim against the Company or any of its Subsidiaries, or any of their respective stockholders, directors, officers, employees, Affiliates, advisors, agents or representatives, or any other Person, with respect thereto. Accordingly, Parent and Merger Sub hereby acknowledge that neither the Company nor any of its Subsidiaries, nor any of their respective stockholders, directors, officers, employees, Affiliates, advisors, agents or representatives, nor any other Person, has made or is making any representation or warranty with respect to such estimates, projections, forecasts, forward-looking statements, business plans or cost-related plans (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking statements, business plans or cost-related plans).

(i) Brokers and Finders. Except for J.P. Morgan Limited, there is no investment banker, broker or finder that has been retained by or is authorized to act on behalf of Parent who might be entitled to any fee or commission in connection with the Merger and the Transactions.

ARTICLE VI

Covenants

6.1. Interim Operations.

(a) The Company covenants and agrees as to itself and its Subsidiaries that, after the date of this Agreement and prior to the Effective Time, except (A) as required by applicable Laws, (B) as otherwise required by this Agreement, or by the terms of any Contract, (C) as set forth in Section 6.1(a) of the Company Disclosure Letter or (D) as Parent may approve in writing (such approval not to be unreasonably withheld, conditioned or delayed), it and its Subsidiaries shall use their respective reasonable best efforts to conduct the business of it and its Subsidiaries in the ordinary course and, to the extent consistent therewith, it and its Subsidiaries shall use their respective reasonable best efforts to preserve their business organizations intact and maintain all of their Licenses and relations with subscribers, suppliers, distributors, creditors, lessors, employees and business associates. Without limiting the generality of, and in furtherance of, the foregoing, from the date of this Agreement until the Effective Time, except (1) as required by applicable Laws, (2) as otherwise expressly required by this Agreement or by the terms of any Contract, (3) as set forth in Section 6.1(a) of the Company Disclosure Letter, (4) as Parent may approve in writing (such approval not to be unreasonably withheld, conditioned or delayed) or (5) for intercompany transactions between or among the Company and any of its Subsidiaries in the ordinary course of business, the Company will not and will not permit its Subsidiaries to:

(i) adopt any change in its certificate of incorporation or bylaws or other applicable governing instruments (whether by merger, consolidation or otherwise);

(ii) acquire assets (excluding pursuant to capital expenditures) from any other Person (x) with respect to fiscal year 2015, in excess of any remaining amounts budgeted in the Company Board approved budget for fiscal year 2015; (y) with respect to fiscal year 2016, in excess of the aggregate purchase price of assets (excluding pursuant to capital expenditures and excluding the acquisition of product lines, businesses or interests therein) acquired during fiscal year 2015; or (z) that constitute a product line, business or any interest therein;

(iii) issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer, lease, license, guarantee or encumbrance of, any shares of capital stock of the Company or any of its Subsidiaries (other than the issuance of shares by a wholly-owned Subsidiary of the Company to the Company or another wholly-owned Subsidiary or the issuance of Shares in respect of Company Equity Awards outstanding as of the date of this Agreement in accordance with their terms and, as applicable, the Stock Plans as in effect on the date of this Agreement), or securities convertible or exchangeable into or exercisable for any shares of such capital stock, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or such convertible or exchangeable securities;

(iv) create or incur any Lien (other than in connection with capital leases entered into in the ordinary course of business) material to the Company or any of its Subsidiaries not incurred in the ordinary course of business on any assets of the Company or any of its Subsidiaries having a value in excess of $10 million in the aggregate;

(v) make any loans, advances, guarantees or capital contributions to or investments in any Person (other than the Company or any direct or indirect wholly-owned Subsidiary of the Company) in excess of $10 million in the aggregate;

(vi) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock (except for dividends paid by any direct or indirect wholly-owned Subsidiary to the Company or to any other direct or indirect wholly-owned Subsidiary) or enter into any agreement with respect to the voting of its capital stock;

(vii) reclassify, split, combine, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or securities convertible or exchangeable into or exercisable for any shares of its capital stock (other than the withholding of Shares to satisfy withholding Tax obligations and net share settlements to cover the exercise price of stock options in respect of Company Equity Awards outstanding as of the date of this Agreement in accordance with their terms and, as applicable, the Stock Plans as in effect on the date of this Agreement);

(viii) incur or assume any indebtedness for borrowed money or guarantee, indemnify, endorse or otherwise as an accommodation become responsible for any such indebtedness of another Person, or issue or sell any debt securities or warrants or other rights to acquire any debt security of the Company or any of its Subsidiaries;

(ix) incur any capital expenditures, except (x) to the extent reasonably necessary to avoid a material business interruption as a result of any act of God, war, terrorism, earthquake, fire, hurricane,

storm, flood, civil disturbance, explosion, partial or entire failure of utilities or information technology systems, or any other similar cause not reasonably within the control of the Company or its Subsidiaries or (y) in any six month period, commencing October 1, 2015, the Company may make aggregate Qualifying Capital Expenditures (as defined in Schedule 6.1(a)(ix)) up to the Capex Cap (as defined in Schedule 6.1(a)(ix) of the Company Disclosure Letter) applicable to such six month period;

(x) enter into any Contract that would have been a Material Contract (substituting $10 million for any dollar thresholds set forth in the definition of “Material Contracts”) had it been entered into prior to the date this Agreement or amend or modify, or elect to terminate, in any material respect adversely to the Company or any of its Subsidiaries, any such Material Contract, other than extensions of such Material Contracts in effect on the day of this Agreement for a period of up to one (1) year on terms and conditions at least as favorable to the Company and its Subsidiaries, in the aggregate, as the existing terms and conditions;

(xi) commence, settle, compromise or discontinue any action, suit, claim, litigation, audit, investigation, arbitration, proceeding or other controversy, including any stockholder litigation or dispute against the Company or any of its officers or directors that relates to the Merger and the Transactions involving or against the Company or any of its Subsidiaries (“Merger Litigation”), other than (1) settlements that require payments by the Company or any of its Subsidiaries, net of insurance recoverables and any applicable reserves, not in excess of $10 million in the aggregate and (2) claims or litigation to the extent of the applicable reserves set forth in the Company Reports, that, in the case of each of clauses (i) and (ii), are not Merger Litigation;

(xii) transfer, sell, lease, license, mortgage, pledge, surrender, encumber, divest, cancel, abandon or allow to lapse or expire or otherwise dispose of any material assets, licenses, operations, rights, product lines, businesses or interests therein of the Company or its Subsidiaries, including capital stock of any of its Subsidiaries, except (A) for the sale, lease or license of the Company’s products, services or equipment to its customers in the ordinary course of business consistent with past practice, (B) sales of obsolete assets, (C) except for sales, leases, licenses or other dispositions of assets with a fair market value not in excess of $10 million in the aggregate and (D) other than pursuant to Contracts in effect prior to the date of this Agreement;

(xiii) except as required pursuant to the terms of any Company Plan in effect as of the date hereof, or as otherwise required by applicable Laws, take any of the director, officer or employee or employee benefit and compensation related actions set forth on Schedule 6.1(a)(xiii)(A) through (D) of the Company Disclosure Letter;

(xiv) take any of the employee related actions set forth in Schedule 6.1(a)(xiv) of the Company Disclosure Letter;

(xv) change an annual accounting period or adopt or change any of its accounting methods, principles or practices, in each case, including for Tax purposes (including with respect to reserves), except as required by applicable Law or GAAP;

(xvi) terminate, cancel or amend any insurance policy maintained by it covering the Company or any of its Subsidiaries or their respective properties that is not replaced by a comparable or greater amount of insurance coverage, or fail to use commercially reasonable efforts to maintain in full force and effect any material insurance policy in a form and amount consistent with past practice; provided that the Company may agree to any increases or decreases in deductibles, policy amounts or coverage amounts in its reasonable discretion;

(xvii) enter into any new line of business that is unrelated to any line of business conducted by the Company or any of its Subsidiaries as of the date of this Agreement;

(xviii) amend or modify in any respect materially adverse to the Company, any material Franchise or any material License issued by any Governmental Entity and held by the Company or any of its Subsidiaries;

(xix) fail to maintain all material Franchises and all material Licenses held by the Company or any of its Subsidiaries in full force and effect, except for such failure as would not, and would not reasonably be expected to, materially and adversely impact the Company and its Subsidiaries, taken as a whole;

(xx) fail to make any required contributions to the federal Universal Service Fund or any state equivalent thereto (other than any contributions that are not yet due and payable or the validity or amount of which is being contested in good faith);

(xxi) make any payment that is a Restricted Payment (as defined in the Company’s indentures under which its existing indebtedness has been issued) under any existing indebtedness of the Company (but not a Restricted Payment by any Subsidiary of the Company to the Company or another Subsidiary of the Company that is not otherwise prohibited by the terms of such indebtedness); or

(xxii) enter into, amend or modify any Contract with any Affiliate of the Company that is not a Subsidiary of the Company, or any other Contract that would be a “Related Party Transaction” as defined under the Company’s Related Party Transaction Approval Policy, other than extensions of existing Contracts involving revenues or expenses in any fiscal year of less than $120,000 and only to the extent such Contract can be terminated at will without any cost or penalty at Closing; provided that Contracts for access to office space or other incidental matters need only be terminable at any time after thirty (30) days after the Closing.

(xxiii) make or change any material Tax election, file any material amended Tax Return, enter into any closing agreement with respect to a material amount of Taxes, settle any material Tax claim or assessment relating to the Company or any of its Subsidiaries, surrender any right to claim a refund of a material amount of Taxes, or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment relating to the Company or any of its Subsidiaries; or

(xxiv) agree, authorize or commit to do any of the foregoing.

provided, however, that nothing contained in this Agreement shall give Parent or Merger Sub, directly or indirectly, any right to control or direct the operations of the Company and its Subsidiaries prior to the Effective Time. Prior to the Effective Time, each of the Company and Parent shall exercise, consistent with the other terms and conditions of this Agreement, complete control and supervision over their respective businesses, and notwithstanding anything to the contrary in this Agreement, no consent of Parent shall be required with respect to any matter set forth in this Section 6.1 or elsewhere in this Agreement to the extent the requirement of such consent would reasonably be expected to be a violation of applicable Laws.

(b) Parent shall not knowingly take or permit any of its Subsidiaries to take any action that is reasonably likely to prevent the consummation of the Merger.

6.2. Acquisition Proposals.

(a) No Solicitation or Negotiation. The Company agrees that, except as expressly permitted by this Section 6.2, neither it nor any of its Subsidiaries nor any of the officers and directors of it or its Subsidiaries shall, and that none of its and its Subsidiaries’ employees, investment bankers, attorneys, accountants and other advisors or representatives (such directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives, collectively, “Representatives”) shall, directly or indirectly:

(i) initiate, solicit or knowingly encourage any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, any Acquisition Proposal (as defined below);

(ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any non-public information or data to any Person relating to, any Acquisition Proposal;

(iii) agree to, approve, endorse, recommend or consummate any Acquisition Proposal;

(iv) enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement or other agreement (other than a confidentiality agreement referred to in Section 6.2(b) entered into in compliance with this Section 6.2(a) and any customary engagement, joint defense, clean team or similar agreement) relating to any Acquisition Proposal (an “Alternative Acquisition Agreement”); or

(v) otherwise knowingly facilitate any effort or attempt to make an Acquisition Proposal (provided that the Company and its Representatives may ascertain facts from the Person making such Acquisition Proposal about such Person and its Representatives for the purpose of the Company Board or any committee thereof informing itself about such Acquisition Proposal and the Person that made it).

(b) Notwithstanding anything in Section 6.2(a) to the contrary, prior to the time, but not after, the Requisite Stockholder Approval is obtained, the Company may (A) provide information in response to a request therefor by a Person who has made an unsolicited bona fide written Acquisition Proposal that did not result from a breach of this Section 6.2 if the Company receives from the Person so requesting such information an executed confidentiality agreement on terms not less restrictive to the other party in the aggregate than those contained in the Confidentiality Agreement (as defined in Section 6.5) (it being understood that such confidentiality agreement need not include a standstill or prohibit the making, or amendment, of an Acquisition Proposal) and promptly (and in any event within twenty-four hours) thereafter discloses (and, if applicable, provides copies of) any such information to Parent to the extent not previously provided to such party; (B) engage or participate in any discussions or negotiations with any Person who has made such an unsolicited bona fide written Acquisition Proposal; or (C) after having complied with Section 6.2(d), approve, recommend, or otherwise declare advisable or propose to approve, recommend or declare advisable (publicly or otherwise) such an Acquisition Proposal, if and only to the extent that, (x) prior to taking any action described in clause (A), (B) or (C) above, the Company Board or any committee thereof determines in good faith after consultation with its outside legal counsel that failure to take such action, in light of the Acquisition Proposal and the terms of this Agreement, would be inconsistent with the directors’ fiduciary duties under applicable Laws, (y) in each such case referred to in clause (A) or (B) above, the Company Board or any committee thereof has determined in good faith based on the information then available and after consultation with its financial advisor that such Acquisition Proposal either constitutes a Superior Proposal (as defined below in Section 6.2(c)) or is reasonably likely to result in a Superior Proposal, and (z) in the case referred to in clause (C) above, the Company Board or any committee thereof determines in good faith (after consultation with its financial advisor and outside legal counsel) that such Acquisition Proposal is a Superior Proposal.

(c) Definitions. For purposes of this Agreement:

“Acquisition Proposal” means (i) any proposal or offer with respect to a merger, joint venture, partnership, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or any of its Subsidiaries and (ii) any acquisition by any Person resulting in, or proposal or offer, which if consummated would result in, any Person becoming the beneficial owner of directly or indirectly, in one or a series of related transactions, 25% or more of the total voting power or of any class of equity securities of the Company, or 25% or more of the consolidated total assets (including equity securities of its Subsidiaries) of the Company, in each case other than the Merger and the Transactions and excluding any transactions by or among existing affiliated stockholders of the Company executed pursuant to arrangements in effect as of the date of this Agreement or for trust and estate planning purposes).

“Superior Proposal” means an unsolicited bona fide Acquisition Proposal that would result in any Person becoming the beneficial owner, directly or indirectly, of more than 50% of the assets (on a consolidated basis) or more than 50% of the total voting power of the equity securities of the Company that the Company Board or any committee thereof has determined in its good faith judgment is reasonably likely to be consummated in accordance with its terms, taking into account all legal, financial and regulatory aspects of the proposal and the Person making the proposal, and if consummated, would result in a transaction more favorable to the Company’s stockholders from a financial point of view than the transaction contemplated by this Agreement.

(d) No Change in Recommendation or Alternative Acquisition Agreement. The Company Board and each committee of the Company Board shall not:

(i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Parent, the Company Recommendation with respect to the Merger; or

(ii) except as expressly permitted by, and after compliance with, Section 8.3(a) hereof, cause or permit the Company to enter into an Alternative Acquisition Agreement.

Notwithstanding anything to the contrary set forth in this Agreement, but subject to Section 6.2(b), prior to the time, but not after, the Requisite Stockholder Approval is obtained, the Company Board or any committee thereof may (x) withhold, withdraw, qualify or modify the Company Recommendation in connection with a Superior Proposal or may approve, recommend or otherwise declare advisable any Acquisition Proposal made after the date of this Agreement in compliance with this Section 6.2 that the Company Board or any committee thereof determines in good faith is a Superior Proposal (a “Change of Recommendation”) or (y) take action to terminate this Agreement pursuant to and in accordance with Section 8.3(a) to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal made after the date of this Agreement in compliance with this Section 6.2, if in the case of clauses (x) and (y) the Company Board or any committee thereof determines in good faith, after consultation with outside legal counsel, that failure to take such action would be inconsistent with its fiduciary obligations under applicable Laws, and, prior to making a Change of Recommendation in connection with a Superior Proposal or taking action to terminate this Agreement pursuant to Section 8.3(a) to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, the Company gives Parent written notice of its intent to take such action four (4) business days in advance of taking such action, such notice to comply in form, substance and delivery with the provisions of Section 6.2(f) and Section 9.6 of this Agreement. After giving such notice and prior to effecting such Change of Recommendation in connection with a Superior Proposal or taking action to terminate this Agreement pursuant to Section 8.3(a) to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal, the Company shall negotiate in good faith with Parent (to the extent Parent wishes to negotiate) to make such revisions to the terms of this Agreement as would permit the Company Board not to effect a Change of Recommendation in connection with a Superior Proposal or take action to terminate this Agreement pursuant to Section 8.3(a) to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal. At the end of such four (4) business day period, the Company may effect a Change of Recommendation in connection with a Superior Proposal or take action to terminate this Agreement pursuant to Section 8.3(a) to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal if the Company Board, after taking into account any changes to the terms of this Agreement proposed by Parent in writing and any other information offered by Parent in response to the notice, has determined in good faith that the Superior Proposal would continue to constitute a Superior Proposal even if the changes offered by Parent in writing were to be given effect. Any material modification to the terms of any Acquisition Proposal will be deemed to be a new Acquisition Proposal for the purposes of Section 6.2(c) and Section 6.2(f), except that the advance written notice obligation set forth in this Section 6.2(c) shall be reduced to three (3) business days.

(e) Certain Permitted Disclosure. Nothing contained in this Section 6.2 shall be deemed to prohibit the Company or the Company Board or any committee thereof from complying with its disclosure obligations under applicable Laws with regard to an Acquisition Proposal; provided, however, that neither the Company nor the Company Board (or any committee thereof) shall be permitted to recommend that the Company stockholders tender any Shares in connection with any tender or exchange offer for the Shares of the Company (or otherwise approve, endorse or recommend any Acquisition Proposal), unless in each case, in connection therewith, the Company Board (or any committee thereof) effects a Change of Recommendation consistent with and subject to its obligations set forth in Section 6.2(d); provided, further, however that if any such disclosure (other than a “stop, look and listen” communication or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act) does not reaffirm the Company Recommendation, such disclosure shall be deemed to be a Change of Recommendation and Parent shall have the right to terminate this Agreement as set forth in Section 8.4(d).

(f) Existing Discussions. The Company agrees that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. The Company agrees that it will take the necessary steps to promptly after announcement of this Agreement inform the individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 6.2. The Company also agrees that it will promptly after announcement of this Agreement request each Person that has heretofore executed a confidentiality agreement in connection with its consideration of an existing Acquisition Proposal to return or destroy all confidential information heretofore furnished to such Person by or on behalf of it or any of its Subsidiaries.

(g) Notice. The Company agrees that it will promptly (and, in any event, within twenty-four (24) hours) notify Parent if any inquiries, proposals or offers with respect to an Acquisition Proposal are received by, any such information is requested from, or any such discussions or negotiation are sought to be initiated or continued with, it or any of its Representatives indicating, in connection with such notice, the material financial terms and conditions of any proposals or offers (including, if applicable, copies of any written requests, proposals or offers, including proposed agreements) and thereafter shall keep Parent informed, on a current basis, of the status and material financial terms of any such proposals or offers (including any amendments thereto) and the status of any such discussions or negotiations, including any change in the Company’s intentions as previously notified.

6.3. Requisite Stockholder Approval. In accordance with applicable Laws, including Section 228, Section 251(c) and Section 262 of the DGCL, and the Company’s certificate of incorporation and bylaws, immediately following the execution of this Agreement, the Company shall seek and shall use its reasonable best efforts to obtain as promptly or practicable, and in any event, within the twelve (12) hours following the execution and delivery of this Agreement by the parties hereto (the “Stockholder Consent Delivery Period”), a written consent in the form attached to this Agreement as Exhibit B from stockholders of the Company holding a number of Class B Shares sufficient to satisfy the Requisite Stockholder Approval in lieu of a meeting pursuant to Section 228 of the DGCL (such written consent, as duly executed and delivered by such holders, the “Stockholder Written Consent”) for the purposes of adopting this Agreement and approving the Merger and acknowledging that the adoption and approvals are irrevocable and result in the waiver of any right of such stockholders to demand appraisal in connection with the Merger pursuant to Section 262 of the DGCL. As promptly as practicable and, in any event, prior to the expiration of the Stockholder Consent Delivery Period, if the Stockholder Written Consent is duly executed and delivered to the Company, the Company shall deliver to Parent a copy thereof (including by facsimile or other electronic image scan transmission), certified as correct and complete by an executive officer of the Company.

6.4. Filings; Other Actions; Notification.

(a) Information Statement; Proxy Statement; Special Meeting. As soon as reasonably practicable after the Requisite Stockholder Approval is obtained by the due execution and delivery of the Stockholder Written Consent, the Company shall prepare and file, with the assistance and approval of Parent (not to be unreasonably withheld, delayed or conditioned), with the SEC the Information Statement in preliminary form. The Information Statement shall contain the notices of action by written consent required by Section 228(e) of the DGCL and of availability of appraisal rights and related disclosure required by Section 262 of the DGCL. In the event that the Stockholder Written Consent is not obtained and Parent has not terminated this Agreement pursuant to Section 8.4(a), then as soon as reasonably practicable following the expiration of the Stockholder Consent Delivery Period, the Company shall, with the assistance and approval of Parent (not to be unreasonably withheld, delayed or conditioned), prepare and file with the SEC the Proxy Statement and shall take, in accordance with applicable Laws and its certificate of incorporation and bylaws, all reasonable action necessary to duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of adopting this Agreement (the “Stockholders Meeting”) and shall use its reasonable best efforts to obtain the Requisite Stockholder Approval. The Company agrees, as to itself and its respective Subsidiaries, that the Information Statement or the Proxy Statement, if applicable, will comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. The Company and Parent each agree, as to itself and its respective Subsidiaries, that none of the information supplied by or on behalf of it or any of its Subsidiaries for inclusion or incorporation by reference in the Information Statement or the Proxy Statement, if applicable, will, at the date of mailing to stockholders of the Company or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company shall promptly notify Parent of the receipt of all comments of the SEC with respect to the Information Statement or the Proxy Statement, if applicable, and of any request by the SEC for any amendment or supplement thereto or for additional information and shall promptly provide to Parent copies of all correspondence between the Company and/or any of its Representatives and the SEC with respect to the Information Statement or the Proxy Statement, if applicable. The Company and Parent shall each use its respective reasonable best efforts to promptly provide responses to the SEC with respect to all comments received on the Information Statement or the Proxy Statement, if applicable, by the SEC. The Company shall cause the definitive Information Statement or the Proxy Statement, if applicable, to be mailed as promptly as possible after the date the SEC staff advises that it has no further comments thereon or that the Company may commence mailing the Information Statement or the Proxy Statement, if applicable.

(b) Cooperation. Subject to the terms and conditions set forth in this Agreement, the Company and Parent shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under this Agreement and applicable Laws to consummate and make effective the Merger and the Transactions as soon as practicable, including preparing and filing as promptly as practicable all documentation to effect all notices, reports and other filings and to obtain as promptly as practicable and maintain all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Merger or any of the Transactions. Nothing in this Agreement, including this Section 6.4, shall require or be construed to require the Company or its Subsidiaries to proffer to, or agree to, incur any liabilities, costs, fees or expenses or any sale, divestiture, license, disposition or holding separate of, or any termination, prohibition, limitation, restriction or other action with respect to existing relationships, contracts, assets, product lines or businesses or interests therein of the Company or any of its Subsidiaries unless the effectiveness of such action is conditioned upon the Closing.

(c) Information; Meetings. Subject to applicable Laws and the provisions of Section 6.5, the Company and Parent each shall, upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Information Statement or the Proxy Statement, as the case may be, or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Subsidiaries to any third party and/or any Governmental Entity in connection with the Merger and the Transactions. Subject to applicable Laws and Section 6.5, Parent and the Company shall have the right to review in advance and, to the extent reasonably practicable, each will consult with the other on and consider in good faith the views of the other in connection with, all of the information relating to Parent or the Company, as the case may be, and any of their respective Subsidiaries, that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity (including the Information Statement and the Proxy Statement, as the case may be) in connection with the Merger and the Transactions. Neither the Company nor Parent shall permit any of its Representatives to participate in any meeting with any Governmental Entity in respect of any filings, investigation or other inquiry relating to the Merger or the Transactions unless it consults with the other party in advance and, to the extent permitted by such Governmental Entity, gives the other party the opportunity to attend and participate thereat.

(d) Status. Subject to applicable Laws and as permitted by any Governmental Entity, the Company and Parent each shall keep the other apprised of the status of matters relating to completion of the Merger and the Transactions, including promptly furnishing the other with copies of notices or other communications received by Parent or the Company, as the case may be, or any of its Subsidiaries, from any third party and/or any Governmental Entity with respect to the Merger and the Transactions.

(e) Regulatory Matters. Subject to the terms and conditions set forth in this Agreement, without limiting the generality of the undertakings pursuant to this Section 6.4, each of the Company (in the case of clauses (i) and (ii) of this Section 6.4(e) below) and Parent (in all cases in this Section 6.4(e) below) agree to take or cause to be taken the following actions:

(i) the filing, as promptly as practicable and (A) in any event within fifteen (15) business days of the date of this Agreement, of a Notification and Report Form pursuant to the HSR Act in connection with the Merger, (B) in any event within twenty (20) business days of the date of this Agreement, all necessary filings to obtain consents from the FCC that are required in connection with the Merger, (C) in any event within forty-five (45) business days of the date of this Agreement, all necessary filings (including FCC Forms 394 or other appropriate forms) to obtain consents from or provide notifications to state regulators and state or local Franchise authorities that are required to consummate the Merger, (D) the filing, as promptly as practicable, of a joint voluntary notice of the Merger to CFIUS, (E) the filing as promptly as practicable of all materials as requested by the U.S. government agencies participating in any national security review of an FCC notified transaction involving potential foreign ownership of U.S. telecommunications assets, including the Department of Justice Federal Bureau of Investigation, Department of Homeland Security, and Department of Defense (“Team Telecom”) in connection with its review of the transactions contemplated hereby and with a view to obtaining the consent of the Team Telecom agencies necessary for the FCC Approval and as reflected in the FCC Approval (the “Team Telecom Consent”) and (F) in any event within sixty (60) business days of the date of this Agreement, all other registrations, declarations, notices and filings with any Governmental Entity that are required to consummate the Merger;

(ii) the prompt provision to each and every federal, state, local or foreign court or Governmental Entity with jurisdiction over enforcement of any consent registration, approval, permit or authorization necessary or advisable to be obtained in order to consummate the Merger or any of the Transactions of non-privileged information and documents requested by such Governmental Entity or that are necessary, proper or advisable to permit consummation of the Merger and the Transactions;

(iii) the prompt use of its reasonable best efforts to avoid the entry of any permanent, preliminary or temporary injunction or other order, decree, decision, determination or judgment that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Merger or the Transactions, including the defense through litigation on the merits of any claim asserted in any court, agency or other proceeding by any person or entity, including any Governmental Entity, seeking to delay, restrain, prevent, enjoin or otherwise prohibit consummation of such transactions and the proffer and agreement by Parent of its willingness to sell, lease, license or otherwise dispose of, or hold separate pending such disposition, and promptly to effect the sale, lease, license, disposal and holding separate of, such assets, rights, product lines, licenses, categories of assets or businesses or other operations, or interests therein, of the Company, Parent or any of their respective Subsidiaries (and the entry into agreements with, and submission to orders of, the relevant Governmental Entity giving effect thereto) if such action would be reasonably necessary or advisable to avoid, prevent, eliminate or remove the actual, anticipated or threatened (A) commencement of any proceeding in any forum or (B) issuance of any order, decree, decision, determination, judgment that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Merger or the Transactions by any Governmental Entity; and

(iv) the prompt use of its reasonable best efforts to take, in the event that any permanent, preliminary or temporary injunction, decision, order, judgment, determination or decree is entered or issued, or becomes reasonably foreseeable to be entered or issued, in any proceeding or inquiry of any kind that would make consummation of the Merger or the Transactions in accordance with the terms of this Agreement unlawful or that would delay, restrain, prevent, enjoin or otherwise prohibit consummation of the Merger or the Transactions, any and all steps (including, the appeal thereof, the posting of a bond or the taking of the steps contemplated by the foregoing Section 6.4(e)(iii) necessary to resist, vacate, modify, reverse, suspend, prevent, eliminate or remove such actual, anticipated or threatened injunction, decision, order, judgment, determination or decree so as to permit such consummation on a schedule as close as possible to that contemplated by this Agreement.

Each of Parent and the Company further agrees that it shall not, and shall cause their respective Subsidiaries not to, take any action that would reasonably be expected to have the effect of delaying, impairing or impeding the receipt of any regulatory approvals required in connection with the transactions contemplated hereby or the Closing.

Parent and its Affiliates shall take, or cause to be taken, all actions that are customarily undertaken to obtain CFIUS Approval and Team Telecom Consent so as to enable the Closing to occur, including providing all such assurances as may be customarily necessary to address national security (including entering into a mitigation agreement, letter of assurance, national security agreement, or other similar arrangement or agreement), law enforcement, and public safety interests in relation to any services offered by the Company or facilities owned by the Company, provided however, notwithstanding anything in this Agreement to the contrary, none of Parent, the Company nor their Affiliates shall be required as a condition to obtaining CFIUS Approval to agree to terms and conditions that prevent Parent from exercising effective management and control over any material portion of the businesses of the Company and its Subsidiaries.

(f) News12. The parties agree as follows:

(i) Parent will operate News12 Networks LLC (“News12”) from and after the Closing substantially in accordance with the existing News12 business plan (the “News12 Business Plan”), a true and complete copy of which is included in Schedule 6.4(f) of the Company Disclosure Letter, as the same may be adjusted as provided in Schedule 6.4(f), through at least the end of plan year 2020 within the current News12 footprint as of the date of this Agreement.

(ii) The Company will operate News12 in accordance with the existing News12 Business Plan through the Closing.

(iii) Either party may make reference to Section 6.4(f) and to Schedule 6.4(f) of the Company Disclosure Letter in connection with securing franchise and other regulatory approvals.

6.5. Access and Reports. From the date of this Agreement until the earlier of termination of this Agreement pursuant to Article VIII and the Effective Time, upon reasonable prior notice and subject to applicable Laws, the Company shall (i) give to Parent, its counsel, financial advisors, auditors and other authorized Representatives reasonable access during normal business hours to the offices, properties, employees, books and records of the Company and its Subsidiaries and (ii) furnish to Parent, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as Parent may reasonably request, provided that the Company shall not be required to permit any inspection, or disclose any document or information, that would, in the reasonable judgment of the Company, (A) result in the disclosure of any trade secrets of any third parties or violate the terms of any confidentiality provisions in any agreement with a third party entered into prior to the date of this Agreement if the Company shall have used reasonable best efforts (without payment of any consideration, fees or expenses) to obtain the consent of such third party to such inspection or disclosure (or entered into after the date of this Agreement in compliance with Section 6.1), (B) result in a violation of applicable Laws, including any fiduciary duty, (C) waive the protection of any attorney-client privilege or (D) result in the disclosure of any sensitive or personal information that would expose the Company to the risk of liability. If any material is withheld by the Company pursuant to the proviso to the preceding sentence, the Company shall inform Parent as to the general nature of what is being withheld and the Company and Parent shall cooperate to make appropriate substitute arrangements to permit reasonable disclosure that does not suffer from any of the foregoing impediments, including through the use of redaction, clean team arrangements or other appropriate solutions. Notwithstanding anything to the contrary in this Section 6.5 or elsewhere in this Agreement, neither Parent nor any of its representatives will be permitted to collect or analyze any environmental samples or perform any invasive environmental procedure with respect to any property of the Company or any of its Subsidiaries. No information or knowledge obtained in any investigation pursuant to this Section 6.5 shall affect or be deemed to modify any representation or warranty made by the Company hereunder. All information made available or disclosed pursuant to this Section 6.5 shall be subject to the terms of the Confidentiality Agreement, dated July 27, 2015, between Parent and the Company (the “Confidentiality Agreement”).

6.6. Stock Exchange Delisting. Prior to the Closing Date, the Company shall cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the NYSE to enable the delisting by Parent and the Surviving Corporation of the Shares from the NYSE and the deregistration of the Shares under the Exchange Act as promptly as practicable after the Effective Time.

6.7. Publicity. The initial press release by each of Parent and the Company with respect to the execution of this Agreement shall be in a form reasonably acceptable to Parent and the Company. Neither the Company nor Parent (nor any of their respective controlled Affiliates or members of their respective boards of directors) shall issue any other press release or make any other public announcement with respect to this Agreement or the Merger or the Transactions without prior consultation with the other parties, except as may be required by applicable Laws or by any listing agreement with a national securities exchange, in which case the party proposing to issue such press release or make such public announcement shall consult in good faith with the other party before making any such public announcements to the extent reasonably practicable; provided that the Company will not consult with Parent in connection with any such press release or public announcement if the Company Board has effected a Change of Recommendation (including in connection with any press release or public announcement relating to such Change of Recommendation).

6.8. Employee Benefits.

(a) Parent agrees that each employee of the Company and its Subsidiaries at the Effective Time who continues to remain employed with the Company or its Subsidiaries (a “Continuing Employee”) shall, during the period commencing at the Effective Time and ending on the first anniversary of the Closing Date (or such shorter period of employment as the case may be) shall be provided with (1) base salary or base wage that is no less favorable than the base salary or base wage provided by the Company or its Subsidiaries to such Continuing Employee immediately prior to the Effective Time, (2) target annual cash and long-term incentive compensation opportunities that are no less favorable than the target annual cash and long-term incentive compensation opportunities provided by the Company or its Subsidiaries to such Continuing Employee immediately prior to the Effective Time, (3) perquisites and retirement and welfare benefits that are no less favorable in the aggregate to those provided by the Company or its Subsidiaries to such Continuing Employee immediately prior to the Effective Time, excluding any defined benefit pension benefits, and (4) severance benefits that are no less favorable than the severance benefits provided by the Company and its Subsidiaries to such Continuing Employee as of the date hereof. The requirements of this Section 6.8(a) shall not apply to Continuing Employees who are covered by a collective bargaining agreement.

(b) Parent shall, or shall cause the Surviving Corporation to use reasonable best efforts to: (1) cause any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of Parent or its Affiliates to be waived with respect to the Continuing Employees and their eligible dependents, (2) give each Continuing Employee credit for the plan year in which the Effective Time occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the

Effective Time for which payment has been made and (3) give each Continuing Employee service credit for such Continuing Employee’s employment with the Company and its Subsidiaries for purposes of vesting, benefit accrual and eligibility to participate under each applicable Parent benefit plan, as if such service had been performed with Parent, except for benefit accrual under defined benefit pension plans, for purposes of qualifying for subsidized early retirement benefits or to the extent it would result in a duplication of benefits or the funding thereof.

(c) The Company shall be permitted to pay 2015 annual bonuses and the Company Cash Performance Awards whose performance period ends in 2015, in each case based on actual performance as determined by the Compensation Committee in accordance with past practice.

(d) Parent shall, and shall cause the Surviving Corporation to, honor all employee benefit obligations to current and former employees under the Company Plans set forth on Section 6.8(d) of the Company Disclosure Letter.

(e) Nothing contained in this Agreement is intended to (1) be treated as an amendment of any particular Company Plan, (2) prevent Parent, the Surviving Corporation or any of their Affiliates from amending or terminating any of their benefit plans or, after the Effective Time, any Company Plan in accordance their terms, (3) prevent Parent, the Surviving Corporation or any of their Affiliates, after the Effective Time, from terminating the employment of any Continuing Employee, or (4) create any third-party beneficiary rights in any employee of the Company or any of its Subsidiaries, any beneficiary or dependent thereof, or any collective bargaining representative thereof.

6.9. Expenses. The Surviving Corporation shall pay all charges and expenses, including those of the Paying Agent, in connection with the transactions contemplated in Article IV, and Parent shall reimburse the Surviving Corporation for such charges and expenses. Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the Merger and the Transactions shall be paid by the party incurring such expense.

6.10. Director and Officer Liability. Parent shall, and shall cause the Surviving Corporation, and each of Parent and the Surviving Corporation hereby agrees, to do the following:

(a) From and after the Effective Time, Altice US Holding I S.a.r.l and the Surviving Corporation shall indemnify and hold harmless (including by advancement of expenses as incurred) the present and former officers and directors of the Company (each, an “Indemnified Person”), in each case, to the fullest extent permitted by applicable Laws, against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or related to such Indemnified Person’s services as a director or officer of the Company or its Subsidiaries or services performed by such Indemnified Person at the request of the Company or its Subsidiaries at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including in connection with the Merger and the Transactions and actions to enforce this provision or any other indemnification or advancement right of any Indemnified Person. In the event the Surviving Corporation is unable to or does not in a timely manner satisfy its obligations under the Section this 6.10(a), Altice US Holding I S.a.r.l shall satisfy such obligations, and only such obligations. Parent shall not have any liability under this Section 6.10(a) for any matter or amount for which the Surviving Corporation would be prohibited under Delaware Law from indemnifying any Indemnified Person.

(b) After the Effective Time, Parent shall cause to be maintained in effect provisions in the Company’s certificate of incorporation and bylaws that are in effect as of the date of this Agreement (or in such documents of any successor to the business of the Surviving Corporation) regarding elimination of liability of directors, indemnification of officers, directors and employees and advancement of expenses that are no less advantageous to the intended beneficiaries than the corresponding provisions in existence on the date of this Agreement.

(c) For not less than six (6) years from and after the Effective Time, the Company and the Surviving Corporation, as applicable, shall, and Parent shall cause the Surviving Corporation to, maintain for the benefit of the directors and officers of the Company and its Subsidiaries, as of the date of this Agreement and as of the Effective Time, an insurance and indemnification policy that provides coverage for events occurring prior to the Effective Time (the “D&O Insurance”) that is substantially equivalent to and in any event not less favorable in the aggregate than the existing policies of the Company and its Subsidiaries or, if substantially equivalent insurance coverage is unavailable, the best available coverage; provided, that the Surviving Corporation shall not be required to pay an annual premium for the D&O Insurance in excess of 300% of the last annual premium paid prior to the date of this Agreement, but in such case shall purchase as much coverage as is available for such amount (the maximum amount of the aggregate annual premium over such six (6) year term, the “Maximum Premium”). In lieu of the foregoing, at or prior to the Effective Time, the Company may obtain, at its election, prepaid policies, which policies provide such directors and officers with coverage for an aggregate period of at least six years with respect to claims arising from facts or events that occurred on or before the Effective Time, including in connection with the adoption and approval of this Agreement, the Merger and the Transactions; provided, that the Company shall not spend in excess of the Maximum Premium payable hereunder to obtain all such prepaid policies. If such prepaid policies have been obtained prior to the Effective Time, the Company and the Surviving Corporation, as applicable, shall, and Parent shall cause the Surviving Corporation to, maintain such policies in full force and effect, and continue to honor the obligations thereunder subject to the Maximum Premium.

(d) If Parent, the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 6.10.

(e) The rights of each Indemnified Person under this Section 6.10 shall be in addition to any rights such Person may have under the certificate of incorporation or bylaws of the Company or any of its Subsidiaries, or under Delaware Laws or any other applicable Laws or under any agreement of any Indemnified Person with the Company or any of its Subsidiaries identified in Section 6.10(e) of the Company Disclosure Letter. These rights shall survive consummation of the Merger and are intended to benefit, and shall be enforceable by, each Indemnified Person.

6.11. Financing.

(a) From the date of this Agreement to the earlier of the Closing Date and the date this Agreement is terminated in accordance with its terms, the Company shall use its reasonable best efforts, and shall cause its Subsidiaries and their respective officers, employees and advisors to use their reasonable best efforts, to provide such reasonable and customary cooperation and information as may be reasonably requested by Parent in connection with satisfying the conditions to, and complying with any obligations of Parent in connection with the preparation and completion of the Financing to the extent such conditions and obligations are consistent with the terms and conditions of this Agreement, including Section 6.11(b) through Section 6.11(d) below.

(b) Without limiting the generality of the foregoing provisions of this Section 6.11, such assistance shall include, to the extent reasonably requested by Parent, using reasonable efforts to take the following actions:

(i) furnishing due diligence materials, financial and other pertinent information relating to the Company and its Subsidiaries and its and their businesses (including information to be used in the preparation of rating agency presentations and an information package, prospectus or offering memorandum regarding the business, operations, financial projections and prospects of Parent and the Company and its Subsidiaries customary for the Financing) to Parent, Merger Sub and the Financing Sources to the extent reasonably requested by Parent to assist in the preparation of customary prospectus, offering or information documents to be used in connection with the Financing (including in connection with the syndication of a credit facility and/or an offering of securities in a registered offering under the Securities Act or in reliance on Rule 144A of the Securities Act or a private placement);

(ii) providing to Parent (A)(x) unaudited consolidated quarterly financial statements of the Company and its Subsidiaries within 45 days after the end of each fiscal quarter of the Company, and (y) audited annual financial statements of the Company and its Subsidiaries within 75 days after the end of each fiscal year of the Company provided that filings made with the SEC shall be deemed to satisfy the provisions of this Section 6.11(b)(ii), in each case necessary to receive from the Company’s independent auditors customary “comfort” (including “negative assurance comfort”) with respect to the financial information to be included an offering memorandum of the type customarily provided in offerings of debt securities in the context of acquisition financings under Rule 144A of the Securities Act, and (B) for each of the periods set forth in Section 6.11(b)(ii)(A) a reasonably detailed presentation of the financial condition and results of operations of Newsday Holdings LLC and News12 Networks LLC separate from the financial condition and results of operations of the Company and its Subsidiaries, provided that this shall include at a minimum the total assets, total liabilities, indebtedness, operating income and “AOCF” of Newsday Holdings LLC and News12 Networks LLC on a standalone basis;

(iii) assisting in obtaining customary accountants’ comfort letters and accountants’ consents with respect to the consolidated financial statements of the Company and its Subsidiaries from the auditors of the Company, as applicable, in form and substance reasonably satisfactory to the Financing Sources for use in connection with any Financing;

(iv) participating (including by way of causing management to participate) in a reasonable number of diligence sessions, road shows, drafting sessions, conference calls and meetings with the Financing Sources, rating agencies and prospective lenders/investors/equity co-investors reasonably necessary for any Financing;

(v) facilitating the execution and delivery at the Closing of definitive and ancillary documents required in connection with or reasonably related to the Financing;

(vi) obtaining customary payoff letters, Lien terminations and instruments of discharge to be delivered at Closing to allow for the payoff, discharge and termination in full on the Closing Date of any debt of the Company or its Subsidiaries that Parent desires to payoff, discharge and terminate at Closing or that is otherwise subject to mandatory prepayment (howsoever described) as a result of the consummation of the Merger;

(vii) providing customary authorization letters to the Financing Sources authorizing the distribution of information to prospective lenders, containing a customary representation that any public-side version of such information does not include material non-public information, solely to the extent such information is provided by the Company or its Subsidiaries;

(viii) providing all documentation and other information about the Company and each of its Subsidiaries as is reasonably requested in writing by Parent prior to the Closing Date which is in connection with the Financing and relates to, and is reasonably required by, applicable “know your customer” and anti-money laundering rules and regulations including the USA PATRIOT Act;

(ix) executing and delivering any pledge and security documents, currency or interest rate hedging agreements and other financing documents on behalf of the Company and its Subsidiaries, in each case as may be reasonably requested by the Parent, providing reasonable assistance to Parent for the delivery of any solvency certificates by borrowers under the Financing, facilitating the granting and perfection of security interests in collateral (including releasing any liens on property or assets securing existing debt, conditional on the Closing) and taking such corporate actions as may be reasonably requested by the Parent to permit the consummation of the Financing as promptly as practicable; and

(x) complying with relevant publicity guidelines with respect to the Financing, including refraining from public comment regarding any such Financing without the prior written consent of the Parent, except as may be required by applicable Law.

(c) Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries shall be required to (i) take any action that would subject it to actual or potential liability or conflict with or violate the Company’s or any of its Subsidiaries’ organizational documents (to the extent such conflict or violation cannot be resolved by such entity using its reasonable best efforts to do so) or any applicable U.S. or foreign Laws or result in the contravention of, or that would reasonably be expected to result in a violation or breach of, or a default under, any material Contract existing on the date of this Agreement to which the Company or any of its Subsidiaries is a party, (ii) bear any cost, fee or expense or to pay any commitment or other similar fee or make any other payment (other than reasonable out-of-pocket costs) or incur any other liability or obligation or provide or agree to provide any indemnity in connection with the Financing or any of the foregoing prior to the Effective Time or (iii) undertake any action that would unreasonably and materially interfere with the business or operations of the Company and its Subsidiaries. Parent shall, promptly upon request by the Company, reimburse the Company for all documented and reasonable out-of-pocket costs incurred by the Company or its Subsidiaries in connection with this Section 6.11.

(d) None of the Company or its Subsidiaries or their respective Representatives shall be required to execute or enter into or perform any agreement with respect to the Financing that is not contingent upon the Closing or that would be effective prior to the Closing and no directors of the Company shall be required to execute or enter into or perform any agreement with respect to the Financing.

(e) Each of Parent and Merger Sub agrees that, between the date of this Agreement and the earlier of the Effective Time and the termination of this Agreement in accordance with Article VIII, it shall not, and it shall cause each of its Affiliates not to, directly or indirectly, take any action with respect to the Financing that would, or would reasonably be expected to, individually or in the aggregate, cause Parent to fail to have funds at Closing sufficient to enable Parent to pay all amounts required to be paid by Parent or Merger Sub in cash in connection with the Merger and the Transactions, including, without duplication, in respect of the aggregate Per Share Merger Consideration pursuant to Section 4.1 of this Agreement, the Company Equity Awards and the Company Cash Performance Awards pursuant to Section 4.3 of this Agreement, repayment of any outstanding indebtedness required to be repaid in order to consummate the Merger and the Transaction and any fees and expenses required to be paid by Parent, Merger Sub or the Surviving Corporation in connection with the Merger and the Transactions.

(f) Parent and Merger Sub shall use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to arrange, maintain the effectiveness of and consummate the Financing on the terms and conditions described in or contemplated by the Financing Agreements (including complying with any request to exercise so-called “flex” provisions and using reasonable best efforts to satisfy on a timely basis all conditions to funding in the Financing Agreements) in such amount which, when taken together with Parent’s and Merger Sub’s cash on hand, would be no less than the amount that would be required to be paid by Parent or Merger Sub in cash in connection with the Merger and the Transactions, including, without duplication, in respect of the aggregate Per Share Merger Consideration pursuant to Section 4.1 of this Agreement, the Company Equity Awards and the Company Cash Performance Awards pursuant to Section 4.3 of this Agreement, repayment of any outstanding indebtedness required to be repaid in order to consummate the Merger and the Transaction and any fees and expenses required to be paid by Parent, Merger Sub or the Surviving Corporation in connection with the Merger and the Transactions. Parent and Merger Sub agree that any definitive underwriting agreement or other agreement executed in connection with the Equity Financing shall require Parent to issue and sell equity at any price above the par value of Parent’s common shares, and Parent and Merger Sub shall not amend, modify or in any way diminish such obligation, whether by amendment, additional agreement or otherwise, until such time as Parent has completed the Equity Financing. In the event that Parent is unable to complete the Debt Financing or the Equity Financing in accordance with this Section 6.11, Parent shall use reasonable best efforts to obtain and consummate alternative financing in an amount that is sufficient to enable Parent to consummate the Merger as promptly as reasonably practicable and, in any event, no later than the Termination Date (and, failing to do so, the Company may forthwith terminate this Agreement to the extent provided in Article VIII).

(g) To the extent reasonably requested by the Company from time to time, Parent shall keep the Company informed on a reasonably current basis of the status of its efforts to arrange and consummate the Financing. Parent and Merger Sub shall not (without the prior written consent of the Company) consent or agree to any amendment, supplement, modification or replacement of the Financing Agreements (including cancellation of commitments thereunder except as contemplated in any Financing Agreement upon a funding into escrow) if such amendment, supplement, modification or replacement could reasonably be expected to prevent or materially delay the consummation of the Merger and the Transactions; provided that, it is understood and agreed that Parent may amend the Financing Agreements to add lenders, arrangers, bookrunners, agents, managers or other Financing Sources that have not executed the Financing Agreements and amend titles, allocations and the fee arrangements with respect to the existing and additional lenders, arrangers, bookrunners, agents, managers or Financing Sources if any such amendment could not reasonably be expected to prevent or materially delay the consummation of the Merger and the Transactions.

(h) Promptly following any amendment, supplement or modification of any Financing Agreement made in compliance with the provisions of this Agreement or the entry to any Contract or other documentation evidencing the financing contemplated by any Financing Agreement, Parent shall provide a copy thereof (redacted if necessary where appropriate and customary) to the Company and the term “Financing Agreements” shall mean the Financing Agreements as so amended, supplemented or modified, and any Contract or other documentation evidencing the financing contemplated by any Financing Agreement, and Parent’s obligations under this Section 6.11 shall apply with respect thereto.

(i) Notwithstanding anything contained in this Section 6.11 (but subject to the Company complying in all material respects with its obligations under this Section 6.11), in no event shall Parent or Merger Sub be required (1) to amend or waive any of the terms or conditions of the Financing Agreements or pay any fees in excess of or not contemplated thereunder or (2) to consummate the Closing any earlier than the time set forth in Section 1.2. Notwithstanding the foregoing, Parent and Merger Sub acknowledge and agree that the obtaining of the Financing (or any other financing) is not a condition to Closing.

(j) Without limiting the foregoing provisions of this Section 6.11, Parent shall take or cause to be taken the following actions in a timely manner:

(i) obtain all shareholder and other corporate or regulatory (including applicable stock exchange) approvals necessary for the full Equity Commitment to be funded;

(ii) execute and deliver all agreements and other documents necessary for the full Equity Commitment to be funded in accordance with the terms of the Equity Commitment Letter (“Equity Commitment Documentation”), including one or more underwriting, purchase or placement agreements and all agreements or other documents called for by such underwriting, purchase or placement agreements, including any lock-up agreements, certificates and opinions, and comply with all covenants, agreements and undertakings set forth in such Equity Commitment Documentation;

(iii) to cause all relevant directors and officers, and use its reasonable best efforts to cause all relevant accountants and attorneys, to deliver the letters, opinions, agreements and other documentation provided for in the Equity Commitment Letter and any Equity Commitment Documentation, including any lock-up agreements from directors and officers;

(iv) prepare, file and deliver all offering documentation called for by the Equity Commitment Letter, including each of the offering documents set forth in the Equity Commitment Letter and in any Equity Commitment Documentation;

(v) file all applications and other documentation to list any securities offered in a Securities Offering (as defined in the Equity Commitment Letter) as required by any Equity Commitment

Documentation take all steps necessary to prevent the withdrawal of any admission to listing or the suspension of trading of Parent’s common shares A on Euronext Amsterdam and any other securities issued in a securities offering on any applicable securities exchange;

(vi) pay all fees required to be paid under the Equity Commitment Letter and any Equity Commitment Documentation;

(vii) use its reasonable best efforts to keep the Debt Commitment Letter in place and to enter into and keep in place the all documentation contemplated by the Debt Commitment Letter, including any Financing Agreements;

(viii) facilitate the completion of any required due diligence by the Financing Sources in connection with each Securities Offering;

(ix) not provide notice of or cause to occur, any termination of the Equity Commitment Letter or release of the Equity Commitments under the Equity Commitment Letter without the prior written consent of the Company, other than a termination or release incident to completion of the financings generating proceeds equal to the full Equity Commitment as contemplated therein; and

(x) comply with all terms of the Equity Commitment Letter and any Equity Commitment Documentation.

(k) At any time that Parent or any of its Subsidiaries have obtained any of the Financing, Parent shall not comingle such funds with any other assets of Parent or its Subsidiaries and shall deposit, or cause to be deposited, such funds in a segregated account to be drawn only to pay all amounts required to be paid by Parent or Merger Sub in cash in connection with the Merger and the Transactions, including, without duplication, in respect of the aggregate Per Share Merger Consideration pursuant to Section 4.1 of this Agreement, the Company Equity Awards and the Company Cash Performance Awards pursuant to Section 4.3 of this Agreement, repayment of any outstanding indebtedness required to be repaid in order to consummate the Merger and the Transaction and any fees and expenses required to be paid by Parent, Merger Sub or the Surviving Corporation in connection with the Merger and the Transactions.

6.12. Indemnification Related to Financing. Parent shall indemnify and hold harmless the Company and its Subsidiaries and their respective directors, officers, employees, accountants, consultants, legal counsel, agents, investment bankers and other Representatives from and against any and all losses suffered or incurred by them in connection with the arrangement of the Financing and the performance of their respective obligations under Section 6.11 (including any action taken in accordance with Section 6.11) and any information utilized in connection therewith (other than to the extent arising from the willful misconduct, gross negligence, fraud or bad faith of such indemnified Person). If this Agreement is terminated or the Closing does not occur, other than as a result of a breach by Company of its covenants and agreements in Section 6.11, Parent shall, promptly upon request by the Company, reimburse the Company for all reasonable and documented costs and expenses incurred by the Company or its Subsidiaries in connection with Section 6.11 (including those of its accountants, consultants, legal counsel, agents, investment bankers and other Representatives).

6.13. Approval of Sole Stockholder of Merger Sub. Immediately following execution of this Agreement, Parent shall execute and deliver, in accordance with Section 251 of the DGCL an in its capacity as sole stockholder of Merger Sub, a written consent adopting the plan of merger contained in this Agreement.

6.14. Section 16 Matters. Prior to the Effective Time, the Company shall, subject to applicable Laws, take all such steps as may be reasonably necessary or advisable hereto to cause any direct or indirect dispositions of Company equity securities (including derivative securities) pursuant to the Merger and the Transactions by each individual who is a director or officer of the Company subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

6.15. Parent Vote. Parent shall vote (or consent with respect to) or cause to be voted (or a consent to be given with respect to) any Shares and any shares of common stock of Merger Sub beneficially owned by it or any of its Subsidiaries or with respect to which it or any of its Subsidiaries has the power (by agreement, proxy or otherwise) to cause to be voted (or to provide a consent), in favor of the adoption and approval of this Agreement at any meeting of stockholders of the Company or Merger Sub, respectively, at which this Agreement shall be submitted for adoption and approval and at all adjournments or postponements thereof (or, if applicable, by any action of stockholders of either the Company or Merger Sub by consent in lieu of a meeting).

ARTICLE VII

Conditions

7.1. Conditions to Each Party’s Obligation to Effect the Merger. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

(a) Stockholder Approval. This Agreement shall have been duly adopted by holders of Shares constituting the Requisite Stockholder Approval and shall have been duly approved by the sole stockholder of Merger Sub in accordance with applicable Laws and the certificate of incorporation and bylaws of each such corporation.

(b) HSR Act. Any applicable waiting period (or extensions thereof) under the HSR Act relating to the Merger shall have expired or been terminated.

(c) FCC Approval. The FCC shall have adopted and released an order granting any required consent to the transfer of control of any licenses held by the Company or its Subsidiaries to Parent (“FCC Approval”).

(d) CFIUS Approval. CFIUS shall have provided a written notice that it has determined that it has concluded action and there are no unresolved national security concerns with respect to the transactions contemplated by this Agreement, or if CFIUS has sent a report to the President of the United States requesting the President’s decision with respect to the transactions contemplated by this Agreement, then (x) the President shall have announced a decision not to take any action to suspend or prohibit the transactions contemplated by this Agreement or (y) having received a report from CFIUS requesting the President’s decision, the President shall not have taken any action after fifteen (15) days from the date the President received such report from CFIUS (“CFIUS Approval”).

(e) Additional Approvals. The filings, consents, registrations and approvals set forth on Section 7.1(e) of the Company Disclosure Letter shall have been obtained or made and any applicable waiting periods in respect thereof shall have expired or been terminated.

(f) No Orders. No court or other Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is in effect that prohibits consummation of the Merger (collectively, an “Order”).

7.2. Conditions to Obligations of Parent and Merger Sub. The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver by Parent at or prior to the Effective Time of the following conditions:

(a) Representations and Warranties. (i) The representations and warranties of the Company set forth in this Agreement that are qualified by reference to Material Adverse Effect shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date); (ii) the representations and warranties of the Company set forth in this Agreement that are not qualified by reference to Material Adverse Effect (other than Section 5.1(b) (Capital Structure), 5.1(c) (Corporate Authority; Approval and Fairness), the first sentence of 5.1(d)(ii) (Governmental Filings; No Violations; Certain Contracts), 5.1(l) (Takeover Statutes) and 5.1(r) (Brokers and Finders)) shall be true and correct as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), other than failures to be so true and correct that have not had, and are not reasonably expected to, have, individually or in the aggregate, a Material Adverse Effect; and (iii) the representations and warranties of the Company set forth in Section 5.1(b) (Capital Structure), 5.1(c) (Corporate Authority; Approval and Fairness) the first sentence of 5.1(d)(ii) (Governmental Filings; No Violations; Certain Contracts), 5.1(l) (Takeover Statutes) and 5.1(r) (Brokers and Finders) of this Agreement shall be true and correct in all material respects, and the representation and warranty of the Company set forth in Section 5.1(b) (Capital Structure) shall be true and correct, except for de minimis errors, in each case, as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be so true and correct as of such earlier date).

(b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

(c) Certificate. Parent shall have received at the Closing a certificate signed on behalf of the Company by an executive officer of the Company to the effect that such officer has read Section 7.2(a), Section 7.2(b) and Section 7.1(c) and the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.1(c) have been satisfied.

7.3. Conditions to Obligation of the Company. The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of the following conditions:

(a) Representations and Warranties. The representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date).

(b) Performance of Obligations of Parent and Merger Sub. Each of Parent and Merger Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date, and the Company shall have received a certificate signed on behalf of Parent and Merger Sub by the Chief Executive Officer of Parent to such effect.

(c) Certificate. The Company shall have received at the Closing a certificate signed on behalf of Parent by an executive officer of Parent to the effect that such executive officer has read Section 7.3(a) and Section 7.3(b) and the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.

ARTICLE VIII

Termination

8.1. Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of this Agreement by the stockholders of the Company referred to in Section 7.1(a), by mutual written consent of the Company and Parent by action of the Company Board and the board of directors of Parent.

8.2. Termination by Either Parent or the Company. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by the Company or Parent if:

(a) the Merger shall not have been consummated by September 16, 2016, whether such date is before or after the date of adoption of this Agreement by the stockholders of the Company referred to in

Section 7.1(a); provided, however, that if the Company or Parent determines that additional time is necessary in order to forestall any action to restrain, enjoin or prohibit the Merger by any Governmental Entity, upon written notice thereof to the other parties, the Termination Date will be extended without any additional action by the parties to a date not beyond December 16, 2016 (as it may be extended, the “Termination Date”); or

(b) the due adoption of this Agreement by the stockholders of the Company constituting the Requisite Stockholder Approval shall not have been obtained by the Termination Date; or

(c) any Order permanently restraining, enjoining or otherwise prohibiting consummation of the Merger shall become final and non-appealable (whether before or after the adoption of this Agreement by the stockholders of the Company constituting the Requisite Stockholder Approval);

provided that the right to terminate this Agreement pursuant to this Section 8.2 shall not be available to any party that has breached in any material respect its obligations under this Agreement in any manner that shall have proximately caused the occurrence of the failure of a condition to the consummation of the Merger.

8.3. Termination by the Company. This Agreement may be terminated by the Company and the Merger may be abandoned:

(a) at any time prior to the adoption of this Agreement by the stockholders of the Company constituting the Requisite Stockholder Approval, if the Company Board or any committee thereof authorizes the Company, subject to complying with the terms of this Agreement, to enter into an Alternative Acquisition Agreement with respect to a Superior Proposal and the Company pays to Parent in immediately available funds any fees required to be paid pursuant to and in accordance with Section 8.5; or

(b) if there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that Section 7.3(a) or Section 7.3(b) would not be satisfied and such breach or condition is not curable or, if curable, is not cured within the earlier of (x) thirty (30) days after written notice thereof is given by the Company to Parent and (y) the Termination Date; or

(c) at any time prior to the Effective Time, in the event that:

(i) all of the conditions set forth in Sections 7.1 and 7.2 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied by the date by which the Closing should occur);

(ii) (x) the full proceeds to be provided to Parent by the Debt Financing or any alternative financing provided for pursuant to Section 6.11(f), are not available to Parent on the terms thereof to consummate the Closing (this clause (ii) with clause (i) above, together, a “Debt Financing Failure”) or (y) there shall be an Equity Financing Failure;

(iii) An “Equity Financing Failure” means the failure of the full proceeds of the Equity Financing, or any alternative financing provided for pursuant to Section 6.11(f), to be available to Parent to consummate the Closing at any time when all of the conditions set forth in Sections 7.1 and 7.2 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied by the date by which the Closing should occur).

(iv) the Company has delivered to Parent an irrevocable written notice that (x) all conditions set forth in Sections 7.1 and 7.3 have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing, but which are capable of being satisfied by the date by which the Closing should occur, or any unsatisfied conditions in Section 7.3 that the Company is willing to waive), and (y) it stands ready, willing and able to consummate the Closing; and

(v) the Closing shall not have been consummated by Parent and Merger Sub within three (3) business days after the date the notice referenced in clause (iv) immediately above is delivered to Parent and the Company stood ready, willing and able to consummate the Closing throughout such period.

8.4. Termination by Parent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by Parent if:

(a) a copy of the Stockholder Written Consent evidencing that the Requisite Stockholder Approval has been obtained has not been delivered to Parent at the expiration of the Stockholder Consent Delivery Period; provided that Parent’s option to terminate this Agreement pursuant to this Section 8.4(a) shall expire upon the earliest to occur of (i) at 5:00 p.m. Eastern Time on the fifth (5th) business day following the expiration of the Stockholder Consent Delivery Period and (ii) delivery by the Company of a copy of the Stockholder Written Consent evidencing that the Requisite Stockholder Approval has been obtained;

(b) there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement such that Section 7.2(a) or (b) would not be satisfied and such breach or condition is not curable or, if curable, is not cured within the earlier of (x) thirty (30) days after written notice thereof is given by Parent to the Company and (y) the Termination Date; or

(c) prior to the Requisite Stockholder Approval, if the Company Board shall have effected a Change of Recommendation, or shall have approved, endorsed or recommended to the Company’s stockholders an Acquisition Proposal other than the Merger, or shall have publicly proposed to effect any of the foregoing.

(d) prior to the Requisite Stockholder Approval, if at any time following receipt of an Acquisition Proposal the Company Board shall have failed to reaffirm its approval or recommendation of this Agreement and the Merger within three (3) business days after receipt of any written request to do so from Parent (for the avoidance of doubt, Parent shall only be entitled to make one such request with respect to any Acquisition Proposal and one request with respect to each amendment, modification or change thereto);

(e) prior to the Requisite Stockholder Approval, if a tender offer or exchange offer for outstanding Shares shall have been publicly disclosed (other than by Parent or an Affiliate of Parent) and, prior to the earlier of (x) the date prior to the date of the Company Stockholders Meeting (in the event that the Stockholder Written Consent representing the Requisite Stockholder Approval has not been executed and delivered to Parent and the Company) and (y) eleven (11) business days after the commencement of such tender or exchange offer pursuant to Rule 14d-2 under the Exchange Act, the Company Board fails to recommend against acceptance of such offer;

8.5. Effect of Termination and Abandonment.

(a) Except as provided in Section 8.5(b) or (c) below, in the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article VIII, this Agreement shall become void and of no effect with no liability to any Person on the part of any party hereto (or of any of its Representatives or Affiliates); provided, however, and notwithstanding anything in the foregoing to the contrary (other than as provided in Section 8.5(b) and (c) below), that (i) no such termination shall relieve any party to this Agreement of any liability or damages to the other party hereto resulting from any knowing and intentional breach of this Agreement and (ii) the provisions set forth in this Section 8.5 and the second sentence of Section 9.1 shall survive the termination of this Agreement. As used in this Agreement, the phrase “knowing and intentional” means, with respect to any act or omission, the taking of a deliberate act, or omission, which act constitutes in and of itself a breach, even if breaching was not the conscious object of the act or omission.

(b) In the event that this Agreement is terminated:

(i) by either Parent or the Company pursuant to Section 8.2(a) or Section 8.2(b) and (A) at any time after the date of this Agreement, and prior to obtaining the Requisite Stockholder Approval, a bona fide Acquisition Proposal shall have been communicated to the senior management of the

Company or the Company Board or any Person shall have publicly announced an intention (whether or not conditional) to make an Acquisition Proposal (and such an Acquisition Proposal or publicly announced intention shall not have been publicly withdrawn without qualification prior to, with respect to any termination pursuant to Section 8.2(a), the date of termination, and at least five (5) business days prior to, with respect to termination pursuant to Section 8.2(b), the Company Stockholders Meeting) and (B) within twelve (12) months after such termination, the Company or any of its Subsidiaries shall have entered into an Alternative Acquisition Agreement with respect to, or shall have consummated such Acquisition Proposal (provided, that for purposes of this Section 8.5(b)(i), the references to “25%” in the definition of Acquisition Proposal shall be deemed to be references to “50%”);

(ii) this Agreement is terminated by Parent pursuant to Section 8.4(c) or Section 8.4(d), and within twelve (12) months after such termination, the Company or any of its Subsidiaries shall have entered into an Alternative Acquisition Agreement with respect to, or shall have consummated a transaction with respect to, the Acquisition Proposal giving rise to such termination pursuant to Section 8.4(c) or Section 8.4(d), as applicable (provided, that for purposes of this Section 8.5(b)(ii), the references to “25%” in the definition of Acquisition Proposal shall be deemed to be references to “50%”);

(iii) this Agreement is terminated by Parent pursuant to Section 8.4(a);

(iv) this Agreement is terminated by Parent pursuant to Section 8.4(e), and within twelve (12) months after such termination, (A) such tender offer or exchange offer shall have closed and (B) such tender offer or exchange offer shall have resulted in a transfer of more than 50% of the Shares then outstanding or the total voting power of the equity securities of the Company; or

(v) this Agreement is terminated by the Company pursuant to Section 8.3(a);

then, in any such case, the Company shall pay Parent a termination fee of $280,000,000 (the “Termination Fee”) in accordance with this Section 8.5(b); provided, that in no event shall the Company be required to pay the Termination Fee on more than one occasion. Payment of the Termination Fee shall be made by wire transfer of same day funds to the account or accounts designated by Parent (i) simultaneously with, and as a condition to the effectiveness of, termination, in the case of a Termination Fee payable pursuant to this Section 8.5(b)(v), (ii) promptly, but in no event later than two (2) business days after termination by Parent, in the case of a Termination Fee payable pursuant to Section 8.5(b)(iii), (iii) promptly, but in no event later than two business days after notice from Parent to the Company that the Termination Fee is payable pursuant to Section 8.5(iv) and (iv) on the earlier of the execution of a definitive agreement with respect to, or consummation of, any transaction contemplated by the relevant Acquisition Proposal, as applicable, in the case of a Termination Fee payable pursuant to Section 8.5(b)(i) or Section 8.5(b)(ii) .

(c) Parent Termination Fee.

(i) In the event that this Agreement is terminated by the Company pursuant to Section 8.3(c), then Parent shall pay to the Company a termination fee of $560,000,000 (the “Parent Termination Fee”) in accordance with this Section 8.5(c);

(ii) In no event shall Parent be required to pay the Parent Termination Fee on more than one occasion. Payment of the Parent Termination Fee shall be made by wire transfer of same day funds to the account or accounts designated by the Company promptly, but in no event later than two (2) business days after termination by the Company pursuant to Section 8.3(c).

(d) Each of the Company, Parent and Merger Sub acknowledges that the agreements contained in this Section 8.5 are an integral part of the Merger and the Transactions, and that, without these agreements, the Company, Parent and Merger Sub would not enter into this Agreement. Accordingly, if the Company or Parent (as the case may be) fails to promptly pay the amount due pursuant to this Section 8.5, and, in order to obtain such payment, Parent or Merger Sub, on the one hand, or the Company, on the other hand, commences a suit that results in a judgment against the Company or Parent, as the case may be, for the applicable fee set forth in this Section 8.5 or any portion of such fee, the party that failed to pay such fee shall pay to the other party its costs and expenses (including attorneys’ fees) in connection with such suit, together with interest on the amount of the fee at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date of payment.

(e) Notwithstanding anything to the contrary in this Agreement, the parties hereby acknowledge that in the event that the Termination Fee, or, the Parent Termination Fee becomes payable and is paid by the Company or Parent, respectively, pursuant to this Section 8.5, the Termination Fee or the Parent Termination Fee, as applicable, shall be Parent’s and Merger Sub’s, or the Company’s, as the case may be, sole and exclusive remedy for monetary damages under this Agreement and upon payment of such amounts in full, no such party, its Affiliates and their respective past or present directors, managers, officers, agents, employees, members, partners, successors and assigns shall have any further liability or obligation relating to or arising out of this Agreement or any of the Transactions; provided, however, no such payment shall relieve any party to this Agreement of any liability or damages to the other party hereto resulting from any knowing and intentional breach of this Agreement.

ARTICLE IX

Miscellaneous and General

9.1. Survival. This Article IX and the agreements of the Company, Parent and Merger Sub contained in Article IV and Sections 6.8 (Employee Benefits), 6.9 (Expenses) and 6.10 (Director and Officer Liability) shall survive the consummation of the Merger and the Transactions. This Article IX and the agreements of the Company, Parent and Merger Sub contained in Section 6.9 (Expenses), Section 6.11 (Financing), Section 6.12 (Indemnification Relating to Financing) and Section 8.5 (Effect of Termination and Abandonment) and the Confidentiality Agreement shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the consummation of the Merger and the Transactions or the termination of this Agreement.

9.2. Modification or Amendment. Subject to the provisions of applicable Laws, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement, solely by a written agreement executed and delivered by duly authorized officers of the respective parties.

9.3. Waiver of Conditions. The conditions to each of the parties’ obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable Laws provided, however, that any such waiver shall only be effective if made in writing. The failure of any party to assert any of its rights hereunder or under applicable Laws shall not constitute a waiver of such rights and, except as otherwise expressly provided herein, no single or partial exercise by any party of any of its rights hereunder precludes any other or further exercise of such rights or any other rights hereunder or under applicable Laws.

9.4. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

9.5. GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL; SPECIFIC PERFORMANCE. (a) THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT SUCH PRINCIPLES WOULD DIRECT A MATTER TO ANOTHER JURISDICTION. The parties hereby irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such Court of Chancery shall lack subject matter jurisdiction, the Federal courts of the United States of America located in the State of Delaware, solely in respect of the interpretation and enforcement of the provisions of (and any claim or cause of action arising under or relating to) this Agreement and of the documents referred to in this Agreement, and in respect of the Merger and the Transactions, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims relating to such action, proceeding or transactions shall be heard and determined in such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 9.6 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

(a) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER OR THE TRANSACTIONS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5.

(b) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached (and, more specifically, that immediate and irreparable harm would likewise occur if the Merger or any of the Transactions were not consummated and the Company’s stockholders did not receive the aggregate consideration payable to them in accordance with the terms and subject to the conditions of this Agreement). It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware or, if said Court of Chancery shall lack subject matter jurisdiction, any Federal court of the United States of America located in the County of New Castle, Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity. In the event that any action is brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense or counterclaim, that there is an adequate remedy at law. Each party further agrees that no other party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.5(b), and each party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

(c) Notwithstanding anything in this Agreement to the contrary (including Section 9.5(b)), the parties hereby acknowledge and agree that, in the event of a Debt Financing Failure or an Equity Financing Failure, the Company shall not have the right to specific performance or other equitable remedies to enforce Parent’s and Merger Sub’s obligation to consummate the Closing.

9.6. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, by facsimile, email or overnight courier:

If to Parent or Merger Sub:

Altice, N.V.

3, Boulevard Royal

Luxembourg, L-2449

Attention: Office of the General Counsel

email: alexandre.marque@altice.net

fax: +352 27858901

with a copy to (which shall not constitute notice):

Shearman & Sterling LLP

599 Lexington Avenue

New York, New York 10022

Attention: David Connolly, John Madden and Creighton Condon

email: david.connolly@shearman.com; jmadden@shearman.com; ccondon@shearman.com fax: (212) 848 7179

If to the Company:

Cablevision Systems Corporation

1111 Stewart Avenue

Bethpage, New York 11714

Attention: David Ellen

email: dellen@cablevision.com

fax: (516) 803-2300

with a copy to (which shall not constitute notice):

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Attention: John P. Mead, Joseph B. Frumkin and Melissa Sawyer

email: meadj@sullcrom.com; frumkinj@sullcrom.com;

          sawyerm@sullcrom.com

fax: (212) 558-3588

or to such other Persons or addresses as may be designated in writing by the party to receive such notice as provided above. Any notice, request, instruction or other document given as provided above shall be deemed given to the receiving party upon actual receipt, if delivered personally; three (3) business days after deposit in the mail, if sent by registered or certified mail; upon successful transmission if sent by facsimile or email (provided that if given by facsimile or email, such notice, request, instruction or other document shall be followed up within one (1) business day by dispatch pursuant to one of the other methods described herein); or on the next business day after deposit with an overnight courier, if sent by an overnight courier.

9.7. Entire Agreement. This Agreement (including any Exhibits hereto), the Company Disclosure Letter, the Parent Disclosure Letter and the Confidentiality Agreement constitute the entire agreement and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof. EACH PARTY HERETO AGREES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT,

NEITHER PARENT NOR MERGER SUB NOR THE COMPANY MAKES OR RELIES ON ANY OTHER REPRESENTATIONS, WARRANTIES OR INDUCEMENTS, AND EACH HEREBY DISCLAIMS ANY OTHER REPRESENTATIONS, WARRANTIES OR INDUCEMENTS, EXPRESS OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OF ANY OTHER INFORMATION, MADE BY, OR MADE AVAILABLE BY, ITSELF OR ANY OF ITS REPRESENTATIVES, WITH RESPECT TO, OR IN CONNECTION WITH, THE NEGOTIATION, EXECUTION OR DELIVERY OF THIS AGREEMENT OR THE TRANSACTIONS, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE OTHER OR THE OTHER’S REPRESENTATIVES OF ANY DOCUMENTATION OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING. No party shall be bound by, or be liable for, any alleged representation, promise, inducement or statement of intention not contained herein.

9.8. No Third Party Beneficiaries. Except (i) as provided in Section 6.10 (Director and Officer Liability) or Section 9.15 (Financing Sources) and (ii) for the right of holders of Shares as of the Effective Time, after the Effective Time, to receive the aggregate consideration payable pursuant to Article IV of this Agreement, which rights set forth in clauses (i) and (ii) of this Section 9.8 are hereby expressly acknowledged and agreed by Parent and Merger Sub, Parent and the Company hereby agree that their respective representations, warranties and covenants set forth in this Agreement are solely for the benefit of the other party hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein. The parties further agree that the rights of third party beneficiaries under Section 6.10 shall not arise unless and until the Effective Time occurs. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 9.3 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

9.9. Obligations of Parent and of the Company. Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of the Surviving Corporation to cause such Subsidiary to take such action.

9.10. Transfer Taxes. All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including penalties and interest) incurred in connection with the Merger shall be paid by Parent when due.

9.11. Definitions. Each of the terms set forth in Annex A is defined in the Section of this Agreement set forth opposite such term.

9.12. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application of such provision to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction.

9.13. Interpretation; Construction.

(a) The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, Annex or Exhibit, such reference shall be to a Section of, Annex to or Exhibit to this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(c) Each party to this Agreement has or may have set forth information in the Company Disclosure Letter or the Parent Disclosure Letter, as applicable, in a section of such Disclosure Letter that corresponds to the section of this Agreement to which it relates. The fact that any item of information is disclosed in the Company Disclosure Letter or the Parent Disclosure Letter to this Agreement, as the case may be, shall not be construed to mean that such information is required to be disclosed by this Agreement.

9.14. Assignment. This Agreement shall not be assignable by operation of law or otherwise; provided, however, that Parent may designate, by written notice to the Company, another wholly-owned direct or indirect subsidiary to be a Constituent Corporation in lieu of Merger Sub, in which event all references herein to Merger Sub shall be deemed references to such other subsidiary, except that all representations and warranties made herein with respect to Merger Sub as of the date of this Agreement shall be deemed representations and warranties made with respect to such other subsidiary as of the date of such designation; provided that any such designation shall not materially impede or delay the consummation of the Transactions or otherwise materially impede the rights of the stockholders of the Company under this Agreement. Any purported assignment in violation of this Agreement is void.

9.15. Financing Sources. Notwithstanding anything to the contrary contained in this Agreement, except for claims by Parent or the Merger Sub against the Financing Sources pursuant to the Financing Agreements, (A) none of the parties hereto nor any of their respective subsidiaries, Affiliates, directors, officers, employees, agents, partners, managers, members or stockholders shall have any rights or claims against any Financing Source, in any way relating to this Agreement or any of the transactions contemplated by this Agreement, or in respect of any, or in respect of any oral representations made or alleged to have been made in connection herewith or therewith, including any dispute arising out of or relating in any way to the Financing Agreements or the performance thereof or the financings contemplated thereby, whether at law or equity, in contract, in tort or otherwise and (B) no Financing Source shall have any liability (whether in contract, in tort or otherwise) to any party hereto or any of their respective subsidiaries, Affiliates, directors, officers, employees, agents, partners, managers, members or stockholders for any obligations or liabilities of any party hereto under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby and thereby or in respect of any oral representations made or alleged to have been made in connection herewith or therewith, including any dispute arising out of or relating in any way to the Financing Agreements or the performance thereof or the financings contemplated thereby, whether at law or equity, in contract, in tort or otherwise. The Financing Sources are intended third party beneficiaries of this Section 9.15 and Sections 9.5(a) and 9.5(b).

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

CABLEVISION SYSTEMS CORPORATION

By:	/s/ Charles F. Dolan
Name: Charles F. Dolan
Title: Chairman

By:	/s/ James L. Dolan
Name: James L. Dolan
Title: Chief Executive Officer

ALTICE, N.V.

By:	/s/ Dexter Goei
Name: Dexter Goei
Title: Chief Executive Officer

NEPTUNE MERGER SUB CORP.

By:	/s/ Jérémie Bonnin
Name: Jérémie Bonnin
Title: President

ANNEX A

DEFINED TERMS

Terms	Section
Acquisition Proposal	6.2(c)
Affiliate	5.1(a)
Agreement	Preamble
Alternative Acquisition Agreement	6.2(d)(ii)(a)(iv)
Applicable Date	5.1(e)(i)
Bankruptcy and Equity Exception	5.1(c)(i)
Book-Entry Share	4.1(a)
business day	1.2
Bylaws	2.2
Certificate	4.1(a)
Certificate of Merger	1.3
CFIUS	5.1(d)(i)
CFIUS Approval	7.1(d)
Change of Recommendation	6.2(d)(ii)
Charter	2.1
Class A Share; Class A Shares	4.1(a)
Class B Share; Class B Shares	4.1(a)
Closing	1.2
Closing Date	1.2
Code	4.2(g)
Commitment Letter	5.2(e)(i)
Company	Preamble
Company Board	4.3(g)
Compensation Committee	4.3(g)
Company Cash Performance Award	4.3(e)
Company Director RSU	4.3(d)
Company Disclosure Letter	5.1
Company Equity Awards	4.3(g)
Company Option	4.3(a)
Company Plan	5.1(h)(i)
Company Performance RSU	4.3(c)
Company Recommendation	5.1(c)(ii)
Company Registered IP	5.1(o)(i)
Company Reports	5.1(e)(i)
Company Restricted Share	4.3(b)
Compensation Committee	4.3(c)
Confidentiality Agreement	6.5
Constituent Corporations	Preamble
Contract	5.1(d)(ii)
Continuing Employee	6.8(a)
D&O Insurance	6.10(c)
Data Privacy Laws	5.1(h)(i)
DGCL	Recitals
Debt Financing	5.2(e)(i)
Debt Financing Failure	8.3(c)(ii)
Dissenting Stockholders	4.1(a)
DTC	4.2(b)(iv)

A-A-1

Terms	Section
DTC Payment	4.2(b)(iv)
Effective Time	1.3
Equity Commitment	5.2(e)(i)
Equity Commitment Letter	5.2(e)(i)
Equity Financing	5.2(e)(i)
Equity Financing Failure	8.3(c)(iii)
Encumbrance	5.1(k)(iii)
Environmental Law	5.1(m)(iii)
ERISA	5.1(h)(i)
ERISA Affiliate	5.1(h)(iv)
ERISA Plan	5.1(h)(iii)
Exchange Act	5.1
Exchange Fund	4.2(a)
Excluded Share	4.1(a)
Excluded Shares	4.1(a)
FCC	5.1(d)(i)
FCC Approval	7.1(c)
Federal Communications Law	5.1(d)(i)
Financing Sources	5.2(e)(i)
Financing	5.2(e)(i)
Financing Agreements	5.2(e)(i)
Franchise	5.1(q)(i)
GAAP	5.1(a)(iii)(I)
Governmental Entity	5.1(d)(i)
Hazardous Substance	5.1(m)(iii)
HSR Act	5.1(d)(i)
Indemnified Person	6.10(a)
Information Statement	5.1(d)(i)
Intellectual Property	5.1(o)
IT Assets	5.1(o)
knowing and intentional	8.5(a)
knowledge	5.1(g)(iii), 5.2(d)(ii)
Laws	5.1(i)
Leased Real Property	5.1(k)(ii)
Licensed Intellectual Property	5.1(o)
Licenses	5.1(i)
Lien	5.1(b)
Material Adverse Effect	5.1(a)
Material Contract	5.1(j)(i)
Maximum Premium	6.10(c)
Merger	Recitals
Merger Sub	Preamble
Multiemployer Plan	5.1(h)(i)
News12	6.4(f)(i)
News12 Business Plan	6.4(f)(i)
NYSE	5.1(d)(i)
Order	7.1(f)
Owned Intellectual Property	5.1(o)(i)
Owned Real Property	5.1(k)(i)
Parent	Preamble
Parent Disclosure Letter	5.2

A-A-2

Terms	Section
Parent Termination Fee	8.5(c)
Paying Agent	4.2(a)
Person	4.2(d)
Per Share Merger Consideration	4.1(a)
Proxy Statement	5.1(d)(i)
Representatives	6.2(a)
Requisite Stockholder Approval	5.1(c)(i)
SEC	5.1
Section 271	5.1(d)(i)
Share; Shares	4.1(a)
Stock Plans	4.3(a)
Stockholder Consent Delivery Period	6.3
Stockholder Written Consent	6.3
Stockholders Meeting	6.4(a)
Subsidiary	5.1(a)
Superior Proposal	6.2(c)
Surviving Corporation	1.1
Takeover Statute	5.1(l)
Tax, Taxes	5.1(n)(iii)
Taxing Authority	5.1(n)(iii)
Tax Return	5.1(n)(iii)
Tax Sharing Agreements	5.1(n)(iii)
Team Telecom	6.4(e)(i)
Team Telecom Consent	6.4(e)(i)
Termination Date	8.2(a)
Termination Fee	8.5(b)
Transactions	5.1(a)(iii)(F)

A-A-3

Annex B

Merrill Lynch, Pierce, Fenner & Smith Incorporated	GLOBAL CORPORATE & INVESTMENT BANKING

September 16, 2015

The Board of Directors

Cablevision Systems Corporation

1111 Stewart Avenue

Bethpage, NY 11714

Members of the Board of Directors:

We understand that Cablevision Systems Corporation (“Cablevision”) proposes to enter into an Agreement and Plan of Merger (the “Agreement”), among Cablevision, Altice N.V. (“Altice”) and Neptune Merger Sub Corp., a wholly owned subsidiary of Altice (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into Cablevision (the “Merger”) and each of the issued and outstanding shares of (i) Cablevision NY Group (“CNYG”) Class A common stock, $0.01 par value per share (the “Class A Shares”), and (ii) CNYG Class B common stock, $0.01 par value per share (the “Class B Shares” and, together with the Class A Shares, collectively, the “Shares”), other than any Excluded Shares (as defined in the Agreement), will be converted into the right to receive $34.90 in cash (the “Consideration”). The terms and conditions of the Merger are more fully set forth in the Agreement.

You have requested our opinion as to the fairness, from a financial point of view, to the holders of Shares of the Consideration, taken in the aggregate, to be received by such holders in the Merger.

In connection with this opinion, we have, among other things:

(1)	reviewed certain publicly available business and financial information relating to Cablevision;

(2)	reviewed certain internal financial and operating information with respect to the business, operations and prospects of Cablevision furnished to or discussed with us by the management of Cablevision, including certain financial forecasts relating to Cablevision for fiscal years 2015 through 2019 that were prepared by or at the direction of and approved by the management of Cablevision (such forecasts, the “Cablevision Forecasts”);

(3)	discussed the past and current business, operations, financial condition and prospects of Cablevision with members of senior management of Cablevision;

(4)	reviewed the trading history for Class A Shares and a comparison of that trading history with the trading histories of other companies we deemed relevant;

(5)	compared certain financial and stock market information of Cablevision with similar information of other companies we deemed relevant;

(6)	compared certain financial terms of the Merger to financial terms, to the extent publicly available, of other transactions we deemed relevant;

(7)	reviewed a draft, dated September 16, 2015, of the Agreement (the “Draft Agreement”); and

(8)	performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the management of Cablevision that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Cablevision Forecasts, we have been advised by Cablevision, and have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Cablevision as to the future financial performance of Cablevision. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Cablevision, nor have we made any physical inspection of the properties or assets of Cablevision. We have not evaluated the solvency or fair value of Cablevision or Altice under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have relied on management’s representations and/or projections regarding taxable income, standalone net operating loss utilization and other tax attributes of Cablevision. We have assumed, at the direction of Cablevision, that the Merger will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on Cablevision or the contemplated benefits of the Merger. We also have assumed, at the direction of Cablevision, that that the final executed Agreement will not differ in any material respect from the Draft Agreement reviewed by us.

We express no view or opinion as to any terms or other aspects of the Merger (other than the Consideration to the extent expressly specified herein), including, without limitation, the form or structure of the Merger. As you are aware, we were not requested to, and we did not, solicit indications of interest or proposals from third parties regarding a possible acquisition of all or any part of Cablevision or any alternative transaction. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be received by holders of Shares, taken in the aggregate. We express no opinion or view as to the allocation of the aggregate Consideration payable pursuant to the Draft Agreement between the holders of the Class A Shares and the Class B Shares. No opinion or view is further expressed with respect to any consideration received in connection with the Merger by the holders of any other securities, any creditors or any other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger, or class of such persons, relative to the Consideration. Furthermore, no opinion or view is expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to Cablevision or in which Cablevision might engage or as to the underlying business decision of Cablevision to proceed with or effect the Merger. In addition, we express no opinion or recommendation as to how any stockholder should vote or act in connection with the Merger or any related matter.

We have acted as financial advisor to Cablevision in connection with the Merger and will receive a fee for our services, a portion of which is payable upon the rendering of this opinion and a significant portion of which is contingent upon consummation of the Merger. In addition, Cablevision has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.

We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of Cablevision, Altice and certain of their respective affiliates.

We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Cablevision and have received or in the future may receive compensation for the rendering of these services, including (i) having acted as a joint bookrunner on a bond offering by an affiliate of Cablevision, (ii) having acted or acting as an administrative agent, co-lead arranger and/or a bookrunner for, and as a lender (including a letter of credit lender) under, certain term loans and facilities for affiliates of Cablevision, and (iii) having provided or providing certain treasury and trade management services and products to Cablevision and/or certain of its affiliates.

In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Altice and have received or in the future may receive compensation for the rendering of these services, including having acted or acting as lender under certain loans and/or facilities for Altice and/or certain of its affiliates.

It is understood that this letter is for the benefit and use of the Board of Directors of Cablevision (in its capacity as such) in connection with and for purposes of its evaluation of the Merger.

Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by our Americas Fairness Opinion Review Committee.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Consideration to be received in the Merger by holders of Shares, taken in the aggregate, is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Merrill Lynch, Pierce, Fenner & Smith

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

Annex C
GUGGENHEIM SECURITIES, LLC 330 MADISON AVENUE NEW YORK, NEW YORK 10017 GUGGENHEIMPARTNERS.COM

September 16, 2015

The Board of Directors

Cablevision Systems Corporation

1111 Stewart Avenue

Bethpage, NY 11714

Members of the Board:

We understand that Cablevision Systems Corporation (“Cablevision”), Altice N.V. (“Altice”) and Neptune Merger Sub Corp., a wholly owned subsidiary of Altice (“Merger Sub”) intend to enter into an Agreement and Plan of Merger to be dated as of September 16, 2015 (the “Agreement”) pursuant to which Merger Sub will be merged (the “Merger”) with and into Cablevision and at the effective time of the Merger each share of Cablevision NY Group Class A Common Stock (the “Class A Shares”) and each share of Cablevision NY Group Class B Common Stock (the “Class B Shares” and, together with the Class A Shares, the “Shares”) issued and outstanding immediately prior to the effective time of the Merger (other than (i) Shares owned by Cablevision, Altice or any of their respective wholly owned subsidiaries, in each case not held on behalf of third parties in a fiduciary capacity and (ii) Shares that are owned by stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware General Corporation Law) will be converted into the right to receive cash in the amount of $34.90 per Share (the “Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Agreement.

You have asked us to render our opinion as to whether the Merger Consideration, taken in the aggregate, is fair, from a financial point of view, to the holders of the Shares.

In the course of performing our reviews and analyses for rendering our opinion, we have:

•	Reviewed a draft of the Agreement dated as of September 16, 2015;

•	Reviewed drafts of the debt commitment letter and the equity commitment letter dated as of September 16, 2015 with respect to Altice’s contemplated financing of the Merger (the “Commitment Letters”);

•	Reviewed certain publicly available business and financial information regarding Cablevision;

•	Reviewed certain non-public business and financial information regarding Cablevision’s business and prospects, including projections for the period beginning June 30, 2015 and ending December 31, 2019 that were prepared by or at the direction of and approved by Cablevision’s management (collectively the “Management Projections”) and Wall Street equity research consensus estimates for fiscal years 2015 through 2019 (collectively, the “Wall Street Projections” and, together with the Management Projections, the “Projections”);

•	Discussed with Cablevision’s senior management their strategic and financial rationale for the Merger as well as their views of Cablevision’s business, operations, historical and projected financial results and future prospects;

•	Reviewed the historical prices and trading multiples of the Class A Shares;

•	Compared the financial performance and key performance indicators of Cablevision and the trading multiples and trading activity of the Class A Shares with corresponding data for certain other publicly traded companies that we deemed relevant in evaluating Cablevision;

•	Reviewed the valuation and financial metrics of certain mergers and acquisitions that we deemed relevant in evaluating the Merger;

•	Performed discounted cash flow analyses based on each of the Management Projections and, for informational purposes only, the Wall Street Projections; and

•	Conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

With respect to the information used in arriving at our opinion:

•	We have relied upon and assumed the accuracy, completeness and reasonableness of all industry, business, financial, legal, regulatory, tax, accounting, actuarial and other information (including, without limitation, the Projections, synergy estimates, other estimates and other forward-looking information) furnished by or discussed with Cablevision or obtained from reputable public sources, data suppliers and other third parties.

•	We (i) do not assume any responsibility, obligation or liability for the accuracy, completeness, reasonableness, achievability or independent verification of, and we have not independently verified, any such information (including, without limitation, the Projections, synergy estimates, other estimates and other forward-looking information), (ii) express no view, opinion, representation, guaranty or warranty (in each case, express or implied) regarding the reasonableness or achievability of the Projections, synergy estimates, other estimates and other forward-looking information or the assumptions upon which they are based and (iii) have relied upon the assurances of Cablevision’s senior management that they are unaware of any facts or circumstances that would make such information (including, without limitation, the Projections, other estimates and other forward-looking information) incomplete, inaccurate or misleading.

•	Specifically, with respect to (i) the Management Projections, other estimates and other forward-looking information furnished by or discussed with Cablevision, we have been advised by Cablevision’s senior management, and we have assumed, that such Management Projections, synergy estimates, other estimates and other forward-looking information utilized in our analyses have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Cablevision’s senior management as to the expected future performance of Cablevision and (ii) Wall Street Projections, other estimates and/or other forward-looking information obtained by us from public sources and data suppliers we have assumed that such information is reasonable and reliable.

In arriving at our opinion, we have not performed or obtained any independent appraisal of the assets or liabilities (including any contingent, derivative or off-balance sheet assets and liabilities) of Cablevision nor have we been furnished with any such appraisals. We have also assumed that there have been no material changes in the assets, financial condition, results of operations, business or prospects of Cablevision since the respective dates of the last financial statements made available to us. We have relied on management’s representations and/or projections regarding taxable income, standalone net operating loss utilization and other tax attributes of Cablevision. We are not expressing any view or rendering any opinion regarding the tax consequences of the Merger to Cablevision or holders of the Shares. We are not legal, regulatory, tax, consulting, accounting, appraisal or actuarial experts and nothing in this letter or our opinion should be construed as constituting advice with respect to such matters; accordingly, we have relied on the assessments of Cablevision and its advisors with respect to such matters.

In rendering our opinion, we have assumed that, in all respects material to our analyses, (i) the final executed form of the Agreement will not differ from the most recent draft that we have reviewed, (ii) Cablevision and

The Board of Directors

Cablevision Systems Corporation

September 16, 2015

Altice will comply with all terms of the Agreement and (iii) the representations and warranties of Cablevision and Altice contained in the Agreement are true and correct and all conditions to the obligations of each party to the Agreement to consummate the Merger will be satisfied without any waiver thereof. We also have assumed that the Merger will be consummated in a timely manner and in accordance with the terms of the Agreement, without any limitations, restrictions, conditions, amendments or modifications (regulatory, tax-related or otherwise) that would have an adverse effect on Cablevision or the Merger in any way material to our analyses.

In rendering our opinion, we do not express any view or opinion as to the price or range of prices at which the Shares or other securities of Cablevision or its subsidiaries or affiliates may trade at any time, including, without limitation, subsequent to the announcement or consummation of the Merger.

We have acted as a financial advisor to Cablevision in connection with the Merger and will receive a customary fee for such services, a substantial portion of which is contingent on successful consummation of the Merger. A portion of our compensation is payable upon delivery of our opinion and will be credited against the fee payable upon consummation of the Merger. In addition, Cablevision has agreed to reimburse us for certain expenses and to indemnify us against certain liabilities arising out of our engagement.

We are currently engaged and during the past two years have been engaged by Cablevision and certain of its affiliates (including AMC Networks, Inc. (“AMC”) and The Madison Square Garden Company (“MSG”)) to provide various financial advisory and investment banking services in connection with matters unrelated to the Merger, for which we have received (or expect to receive) customary fees. Specifically during the past two years, Guggenheim Securities, LLC (“Guggenheim Securities”) has acted as an underwriter on multiple bond offerings for Cablevision and its affiliates and as financial advisor to Cablevision and its affiliates in connection with various strategic transactions, including (among other matters) the sale in 2013 of Bresnan Broadband Holdings and AMC’s acquisition in 2014 of Chellomedia, the former international content division of Liberty Global plc. In addition, Alan D. Schwartz, the Chief Executive Officer of Guggenheim Securities and Executive Chairman of Guggenheim Partners, LLC, the parent company of Guggenheim Securities, is a member of the Board of Directors of AMC and MSG. Guggenheim Securities has not been engaged during the past two years by Altice to provide financial advisory or investment banking services. Guggenheim Securities may seek to provide Cablevision, Altice and their respective affiliates with financial advisory and investment banking services unrelated to the Merger in the future

Guggenheim Securities and its affiliates engage in a wide range of financial services activities for our and their own accounts and the accounts of our and their customers, including: asset, investment and wealth management; investment banking, corporate finance, mergers and acquisitions and restructuring; merchant banking; fixed income and equity sales, trading and research; and derivatives, foreign exchange and futures. In the ordinary course of these activities, Guggenheim Securities or its affiliates may (i) provide such financial services to Cablevision, Altice, other participants in the Merger or their respective affiliates, subsidiaries, investment funds and portfolio companies, for which services Guggenheim Securities or its affiliates has received, and may receive, compensation and (ii) directly or indirectly, hold long or short positions, trade and otherwise conduct such activities in or with respect to certain bank debt, debt or equity securities and derivative products of or relating to Cablevision, Altice or other participants in the Merger or their respective affiliates, subsidiaries, investment funds and portfolio companies. Finally, Guggenheim Securities or its affiliates and our or their directors, officers, employees, consultants and agents may have investments in Cablevision, Altice, other participants in the Merger or their respective affiliates, subsidiaries, investment funds and portfolio companies.

Consistent with applicable legal and regulatory guidelines, Guggenheim Securities has adopted certain policies and procedures to establish and maintain the independence of its research departments and personnel. As a result,

The Board of Directors

Cablevision Systems Corporation

September 16, 2015

Guggenheim Securities’ research analysts may hold views, make statements or investment recommendations and publish research reports with respect to Cablevision, Altice, the industry in which Cablevision operates, other participants in the Merger or their respective affiliates, subsidiaries, investment funds and portfolio companies and the Merger that differ from the views of Guggenheim Securities’ investment banking personnel.

It is understood that our opinion has been provided to Cablevision’s Board of Directors (in its capacity as such) for its information and assistance in connection with its evaluation of the Merger Consideration. Our opinion is not intended to be used or relied upon for any other purpose or by any other person or entity and may not be disclosed publicly, made available to third parties or reproduced, disseminated, quoted from or referred to at any time, in whole or in part, without our prior written consent; provided, however, that this letter may be included in its entirety in any proxy or information statement to be distributed to holders of the Shares in connection with the Merger.

Our opinion and any materials provided in connection therewith do not constitute a recommendation to Cablevision’s Board of Directors with respect to the Merger, nor does our opinion and any materials provided in connection therewith constitute advice or a recommendation to any holder of the Shares as to whether to grant its consent in favor of or how to vote in connection with the Merger or otherwise. Our opinion does not address Cablevision’s underlying business or financial decision to pursue the Merger, the relative merits of the Merger as compared to any alternative business or financial strategies that might exist for Cablevision, the financing of the Merger or the effects of any other transaction in which Cablevision might engage. Our opinion addresses only the fairness, from a financial point of view, of the Merger Consideration, taken in the aggregate, to the holders of the Shares. We express no opinion or view as to the allocation of the aggregate Merger Consideration to be received by the stockholders of the Company between the Class A Shares and the Class B Shares. We further do not express any view or opinion as to any other term or aspect of the Merger, the Agreement, the Commitment Letters or any other agreement, transaction document or instrument contemplated by the Agreement or to be entered into or amended in connection with the Merger or the fairness, financial or otherwise, of the Merger to, or of any consideration to be paid to or received by, the holders of any class of securities, creditors or other constituencies of Cablevision. Furthermore, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any of Cablevision’s directors, officers or employees, or any class of such persons, in connection with the Merger relative to the Merger Consideration or otherwise.

Our opinion has been authorized for issuance by the Fairness Opinion and Valuation Committee of Guggenheim Securities. Our opinion is subject to the assumptions, limitations, qualifications and other conditions contained herein and is necessarily based on economic, capital markets and other conditions, and the information made available to us, as of the date hereof. We assume no responsibility for updating or revising our opinion based on facts, circumstances or events occurring after the date hereof.

[Remainder of Page Intentionally Left Blank]

The Board of Directors

Cablevision Systems Corporation

September 16, 2015

Based on and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration, taken in the aggregate, is fair, from a financial point of view, to the holders of the Shares.

Very truly yours,

/s/ Guggenheim Securities, LLC

GUGGENHEIM SECURITIES, LLC

The Board of Directors

Cablevision Systems Corporation

September 16, 2015

Annex D

PJT Partners LP

September 16, 2015

Board of Directors

Cablevision Systems Corporation

1111 Stewart Avenue

Bethpage, NY 11714

Members of the Board:

We understand that Cablevision Systems Corporation (“Cablevision”) proposes to enter into an Agreement and Plan of Merger (the “Merger Agreement”), among Cablevision, Altice N.V. (“Altice”) and Neptune Merger Sub Corp., a wholly owned subsidiary of Altice (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into Cablevision (the “Transaction”) and each of the issued and outstanding shares of (i) Cablevision NY Group (“CNYG”) Class A common stock, $0.01 par value per share (the “Class A Shares”), and (ii) CNYG Class B common stock, $0.01 par value per share (the “Class B Shares” and, together with the Class A Shares, collectively, the “Shares”), other than any Excluded Shares (as defined in the Agreement), will be converted into the right to receive $34.90 in cash (the “Consideration”). The terms and conditions of the Transaction are fully set forth in the Merger Agreement.

You have asked us whether, in our opinion, the Consideration to be received by the holders of Shares in the Transaction, taken in the aggregate, is fair to such holders from a financial point of view.

In arriving at the opinion set forth below, we have, among other things:

(i) Reviewed certain publicly available information concerning the business, financial condition and operations of Cablevision that we believe to be relevant to our inquiry.

(ii) Reviewed certain internal information concerning the business, financial condition and operations of Cablevision prepared and furnished to us by the management of Cablevision that we believe to be relevant to our inquiry.

(iii) Reviewed certain internal financial analyses, estimates and forecasts relating to Cablevision, including projections for fiscal years 2015 through 2019 that were prepared by or at the direction of and approved by the management of Cablevision (collectively, the “Projections”).

(iv) Held discussions with members of senior management of Cablevision concerning their evaluation of the Transaction and Cablevision’s business, operating and regulatory environment, financial condition, prospects and strategic objectives, as well as such other matters as we deemed necessary or appropriate for purposes of rendering this opinion.

(v) Reviewed the historical market prices and trading activity for Class A Shares.

(vi) Compared certain publicly available financial and stock market data for Cablevision with similar information for certain other companies that we deemed to be relevant.

(vii) Reviewed the publicly available financial terms of certain other business combinations that we deemed to be relevant.

(viii) Performed a discounted cash flow analysis utilizing the Projections.

(ix) Reviewed the draft Merger Agreement, dated September 16, 2015.

(x) Performed such other financial studies, analyses and investigations, and considered such other matters, as we deemed necessary or appropriate for purposes of rendering this opinion.

In preparing this opinion, at your direction, we have relied without assuming responsibility or liability for independent verification upon the accuracy and completeness of all financial and other information that is available from public sources and all projections and other information provided to us by Cablevision or otherwise discussed with or reviewed by or for us. We have assumed with your consent that the Projections and the assumptions underlying the Projections, and all other financial analyses, estimates and forecasts provided to us by Cablevision’s management, have been reasonably prepared in accordance with industry practice and represent Cablevision management’s best estimates and judgments as of the date of their preparation. We have assumed at your direction no responsibility for and express no opinion as to the Projections, the assumptions upon which they are based or any other financial analyses, estimates and forecasts provided to us by Cablevision’s management. We have also assumed that there have been no material changes in the assets, financial condition, results of operations, business or prospects of Cablevision since the respective dates of the last financial statements made available to us. We have relied on management’s representations and/or projections regarding taxable income, standalone net operating loss utilization and other tax attributes of Cablevision. We have further relied with your consent upon the assurances of the management of Cablevision that they are not aware of any facts that would make the information and projections provided by them inaccurate, incomplete or misleading.

We have not been asked to undertake, and have not undertaken, an independent verification of any information provided to or reviewed by us, nor have we been furnished with any such verification and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not conduct a physical inspection of any of the properties or assets of Cablevision. We did not make an independent evaluation or appraisal of the assets or the liabilities (contingent or otherwise) of Cablevision, nor have we been furnished with any such evaluations or appraisals, nor have we evaluated the solvency of Cablevision or Altice under any applicable laws.

We also have assumed with your consent that the final executed form of the Merger Agreement will not differ in any material respects from the latest draft provided to us and the consummation of the Transaction will be effected in accordance with the terms and conditions of the Merger Agreement, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary regulatory or third party consents and approvals (contractual or otherwise) for the Transaction, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on Cablevision or Altice or the contemplated benefits of the Transaction. We are not legal, tax or regulatory advisors and have relied upon without independent verification the assessment of Cablevision and its legal, tax and regulatory advisors with respect to such matters.

In arriving at our opinion, we were not authorized to solicit, and did not solicit, interest from any party with respect to an acquisition, business combination or other extraordinary transaction involving Cablevision or its assets. We have not considered the relative merits of the Transaction as compared to any other business plan or opportunity that might be available to Cablevision or the effect of any other arrangement in which Cablevision might engage. Our opinion is limited to the fairness, from a financial point of view, to the holders of Shares of the Consideration, taken in the aggregate, to be received by such holders in the Transaction. We express no opinion or view as to the allocation of the aggregate Consideration to be received by the stockholders of the Company between the Class A Shares and the Class B Shares. We further express no opinion or view as to the fairness of the Transaction to the holders of any other class of securities, creditors or other constituencies of Cablevision or as to the underlying decision by Cablevision to engage in the Transaction. Our opinion does not address any other aspect or implication of the Transaction, the Merger Agreement, or any other agreement or understanding entered into in connection with the Transaction or otherwise. We also express no opinion as to the fairness of the amount or nature of the compensation to any of Cablevision’s officers, directors or employees, or any class of such persons, relative to the Consideration. Our opinion is necessarily based upon economic, market, monetary, regulatory and other conditions as they exist and can be evaluated, and the information made available to us, as of the date hereof. We express no opinion as to the prices or trading ranges at which Class A Shares will trade at any time.

This opinion does not constitute a recommendation to any holder of Shares as to how any stockholder should vote or act with respect to the Transaction or other matter. We assume no responsibility for updating or revising our opinion based on circumstances or events occurring after the date hereof. This opinion has been approved by a fairness committee in accordance with established procedures.

This opinion is provided to the Board of Directors of Cablevision in connection with and for the purposes of its evaluation of the Transaction only and is not a recommendation as to any action the Board of Directors should take with respect to the Transaction or any aspect thereof. This opinion is not to be quoted, summarized, paraphrased or excerpted, in whole or in part, in any registration statement, prospectus or proxy or information statement, or in any other report, document, release or other written or oral communication prepared, issued or transmitted by the Board of Directors, including any committee thereof, or Cablevision, without our prior consent. However, a copy of this opinion may be included, in its entirety, as an exhibit to any disclosure documents Cablevision is required to file with the Securities and Exchange Commission in connection with the Transaction. Any summary of this opinion in such documents shall require our prior written approval.

We have acted as financial advisor to Cablevision with respect to the Transaction and have received and will receive fees from Cablevision for our services, a significant portion of which is contingent upon the consummation of the Transaction. A portion of our fees will also be payable upon delivery of this opinion. In addition, Cablevision has agreed to reimburse us for out-of-pocket expenses and to indemnify us for certain liabilities arising out of the performance of such services (including the rendering of this opinion).

In the ordinary course of our and our affiliates’ businesses, we and our affiliates may provide investment banking and other financial services to Cablevision or Altice and may receive compensation for the rendering of these services.

¬     ¬    ¬

Based on the foregoing and subject to the foregoing, we are of the opinion, as investment bankers, that, as of the date hereof, the Consideration to be received by the holders of Shares in the Transaction, taken in the aggregate, is fair to such holders from a financial point of view.

Very truly yours,

/s/ PJT Partners LP

PJT Partners LP

Annex E

GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§ 262. Appraisal rights

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title and, subject to paragraph (b)(3) of this section, § 251(h) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that, except as expressly provided in § 363(b) of this title, no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 251(h), § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(4) In the event of an amendment to a corporation’s certificate of incorporation contemplated by § 363(a) of this title, appraisal rights shall be available as contemplated by § 363(b) of this title, and the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as practicable, with the word “amendment” substituted for the words “merger or consolidation”, and the word “corporation” substituted for the words “constituent corporation” and/or “surviving or resulting corporation”.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the tender or exchange offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27–29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3–12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30–32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§1–9; 70 Del. Laws, C. 79, § 16; 70 Del. Laws, c. 186 § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49–52; 73 Del. Laws, c. 82, § 21; 76 Del. Laws, c. 145, §§ 11–16; 77 Del. Laws, c. 14, §§ 12, 13; 77 Del. Laws, c. 253, §§ 47–50; 77 Del. Laws, c. 290, §§ 16, 17; 79 Del. Laws, c. 72, §§ 10–11; 79 Del. Laws, c. 122, §§ 6–7.